Filed Pursuant to Rule 497

Registration Statement No. 333-166101

This prospectus supplement relates to an effective registration statement under the Securities Act of 1933, but is not complete and may be changed. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED NOVEMBER 9, 2010

PROSPECTUS

5,750,000 Shares

Common Stock

We are offering 5,750,000 shares of our common stock. Our common stock is listed on the Nasdaq Global Select Market under the symbol “HTGC.” The last sale price, as reported on NASDAQ on November 8, 2010, was $10.83 per share. The net asset value per share of our common stock at September 30, 2010 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $9.36. Individuals who purchase stock in this offering will not be eligible to receive the dividend declared on November 4, 2010.

We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments.

Please read this prospectus supplement, and the accompanying prospectus, before investing, and keep it for future reference. The prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, or by telephone by calling collect at (650) 289-3060 or on our website at www.herculestech.com. The information on our website is not incorporated by reference into this prospectus or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

An investment in our common stock involves risks, including the risk of a total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 13 of the accompanying prospectus and page S-10 in this prospectus supplement to read about risks that you should consider before investing in our common stock, including the risk of leverage.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

PRICE $     PER SHARE

	Per Share	Total
Price to Public	$	$
Underwriting Discounts and Commissions	$	$
Proceeds to us(1)	$	$

(1)	Expenses payable by us are estimated to be $500,000.

The underwriters have an option to purchase up to an additional 862,500 shares from us at the public offering price, less the underwriting discounts and commissions, within 30 days from the date of this prospectus supplement to cover overallotments. If the underwriters exercise this option in full, the total public offering price will be $            , the total underwriting discount and commissions (sales load) paid by us will be $            , and total proceeds, before expenses, will be $            .

Delivery of the shares of common stock will be made on or about November     , 2010.

Joint Book-Running Managers

RBC Capital Markets	JMP Securities	Stifel Nicolaus Weisel

Co-Managers

BB&T Capital Markets	Janney Montgomery Scott	Macquarie Capital

The date of this prospectus supplement is November             , 2010.

Prospectus Supplement

Prospectus

You should only rely on the information contained in this prospectus supplement or the accompanying prospectus. We have not, and the underwriters have not, authorized anyone to provide you with different information. This prospectus supplement may only be used where it is legal to sell these securities. The information in this prospectus supplement may only be accurate on the date of this document.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more information. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus the information in this prospectus supplement shall control.

Unless the context requires otherwise, in this prospectus supplement the terms “we,” “us,” and/or “the Company” refer to Hercules Technology Growth Capital, Inc. and its subsidiaries.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly assuming that the underwriters do not exercise their over-allotment option. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	4.5%
Offering expenses	0.9	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of the public offering price)	5.4%

Annual Expenses (as a percentage of net assets attributable to common stock):(4)
Operating expenses	5.4	%(5)(6)
Interest payments on borrowed funds	2.6	%(7)
Fees paid in connection with borrowed funds	0.5	%(8)
Acquired fund fees and expenses(9)	0.0%

Total annual expenses	8.5	%(10)

(1)	Represents the underwriting discount with respect to the shares to be sold by us in this offering.
(2)	The percentage reflects estimated offering expenses of approximately $500,000.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating expenses.” We pay all brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan” in the accompanying prospectus.
(4)	“Average net assets attributable to common stock” equals the weighted estimated average net assets for 2010, which is approximately $355.7 million.
(5)	“Operating expenses” represent our estimated operating expenses for the year ending December 31, 2010 including income tax expense (benefit) including excise tax, excluding interests and fees on indebtedness. This percentage for the year ended December 31, 2009 was 5.3%.
(6)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(7)

“Interest payments on borrowed funds” represents estimated interest payments on borrowed funds for 2010. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants and shares underlying the warrants collateralized under our prior credit facility with Citigroup (the “Citigroup Facility”). For more details about the Citigroup Facility please see, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Borrowings” in this prospectus supplement and the accompanying prospectus. As a fee and incentive to Citigroup for the extension of the Citigroup Facility, we entered into a Warrant Participant Agreement with Citigroup in August 2005. Pursuant to the Warrant Participation Agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants are included in collateral subsequent to the Citigroup Facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue until the Maximum Participation Limit has been reached even though the Citigroup Facility was terminated. During the quarter ended September 30, 2010, we recorded a decrease of the derivative liability related to this obligation and decreased its unrealized appreciation by approximately $177,000 for Citigroup’s participation in unrealized gains in the warrant portfolio. The value of their participation right on unrealized appreciation in the related equity investments was approximately $335,000 at September 30, 2010 and is included in accrued liabilities. Since inception of the warrant participation agreement, we have paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing our realized gains by this amount. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing.

(8)	“Fees paid in connection with borrowed funds” represents fees paid in connection with borrowed funds for 2010. This percentage for the year ended December 31, 2009 was approximately 0.5%.
(9)	For the quarter ended September 30, 2010 and for the year ended December 31, 2009, we did not have any investments in shares of Acquired Funds that are not consolidated and, as a result, we did not directly or indirectly incur any fees from Acquired Funds.
(10)	“Total annual expenses” is the sum of “operating expenses,” “interest payments on borrowed funds” and “fees paid in connection with borrowed funds.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a $1,000 hypothetical investment in our common stock, assuming (1) a 4.5% sales load (underwriting discounts and commissions) and offering expenses totaling 0.9%, (2) total net annual expenses of 8.5% of net assets attributable to common shares as set forth in the table above and (3) a 5% annual return. These amounts assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$134	$284	$424	$734

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

PROSPECTUS SUPPLEMENT SUMMARY

Our Company

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

As of September 30, 2010 our total assets were approximately $504.3 million, of which, our investments comprised $407.5 million at fair value and $427.8 million at cost. Our investments at fair value were comprised of our debt investments, warrant portfolio and equity investments valued at approximately $349.1 million, $19.0 million and $39.4 million, respectively, or 85.7%, 4.6% and 9.7% of total investments, respectively. Our September 30, 2010 total investments at value in foreign companies were approximately $32.3 million or 6.4% of total assets. During the year ended December 31, 2009 we made debt commitments to 21 portfolio companies totaling $180.7 million and funded approximately $95.5 million to 28 portfolio companies. During the three and nine-month periods ended September 30, 2010, we made debt commitments totaling $82.7 million and $391.9 million, respectively, and funded approximately $55.7 million and $286.0 million, respectively. Debt commitments for the nine months ended September 30, 2010 included commitments of approximately $266.1 million to 18 new portfolio companies and $125.8 million to 19 existing portfolio companies. During the three and nine-month periods ended September 30, 2010, we made and funded equity commitments of approximately $187,000 and $18.0 million to six and eight portfolio companies, respectively. Since inception through September 30, 2010, we have made debt and equity commitments of approximately $2.0 billion to our portfolio companies.

We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. As of September 30, 2010, our proprietary SQL-based database system included over 20,000 technology-related companies and approximately 4,800 venture capital, private equity sponsors/investors, as well as various other industry contacts. Our principal executive office is located in Silicon Valley, and we have additional offices in Boston and Boulder. Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of ventures active in the technology, clean technology and life science industries and to offer a full suite of growth capital products up and down of the capital structure. We invest primarily in structured debt and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, clean technology and media and life sciences. Within the life sciences sub-sector, we focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth, and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. See “Regulation—Qualifying Assets” in the accompanying prospectus. Since 2007, our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in their later rounds of financing and certain public companies, which we refer to as established-stage companies and lower middle market companies. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Despite the current capital market disruption and recession, we continue to see a steady pace of new investments by venture capitalists. As a result of this favorable level of venture capital investment activities, we are experiencing an increase in new investment origination activities which commenced in the fourth quarter of 2009 and into 2010, and we would expect it to continue to the extent the venture capital community continues to accelerate its own pace of new investments. We are encouraged by signs of an improving economy, including improved valuations and higher levels of liquidity for our portfolio companies, increased investment activity from venture capitalists and the opening of the initial public offering, or IPO, marketplace. See Risk Factor—“We are currently in a period of capital markets disruption and recession and we cannot predict whether these conditions will improve in the near future”. To the extent that we are able, we intend to seek new investment opportunities; however, we remain cautious in our investment and credit management strategies as the pace of economic recovery continues to improve.

As of September 30, 2010, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 24 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil;

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds; and

•

Valuations currently assigned to technology-related companies in private financing rounds have decreased since 2008 as a result of the turmoil in the general market and should provide a good opportunity for attractive capital returns.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, particularly due to the recent credit market dislocation and because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity. In the first nine months of 2010, venture capital-backed companies received, in approximately 2,016 transactions, equity financing in an aggregate amount of approximately $18.0 billion, representing a 10% increase from the same period of the preceding year, as reported by Dow Jones VentureSource. In addition, overall, the median round size during the three-month periods ended September 30, 2010 and 2009 was approximately $5.0 million. Overall, seed- and first-round deals made up 35% of the deal flow in the three months ended September 30, 2010 and later-stage deals made up roughly 40% of all capital invested.

We believe that demand for structured debt financing is currently under served, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies during 2008 and 2009. Despite the current capital market disruption and recession, venture capitalists increased their investment activity during the nine months ended September 30, 2010. As a result of this favorable level of venture capital investment activities, we are experiencing an increase in new investment origination activities which commenced in the fourth quarter of 2009, and we expect it to continue as the venture capital community continues to make new investments. In addition, lending requirements of traditional lenders have recently become more stringent due to the significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated market and the financial turmoil affecting the banking system and financial market, which have negatively impacted the debt and equity capital market in the United States and most other markets. At the same time, the venture capital market for the technology-related companies in which we invest has continued to be active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe emerging-growth and expansion-stage companies target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have potentially reached a more mature stage prior to reaching a liquidity event, we believe our investments provide the debt capital needed to grow or recapitalize companies during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. Our team members have originated structured debt, structured debt with warrants and equity investments in over 150 technology-related companies, representing over $2.0 billion in commitments and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology- related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and, on select investments, covenants requiring prospective portfolio companies to have certain amounts of available cash and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically our structured debt investments to technology-related companies, typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complementary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies and established-stage companies, including select publicly listed companies and lower middle market companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of September 30, 2010, our proprietary SQL-based database system included over 20,000 technology-related companies and over 4,800 venture capital, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

FORWARD-LOOKING STATEMENTS; MARKET DATA

The matters discussed in this prospectus supplement and the accompanying prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios and our outlook on the economy and its effect on venture capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement and the accompanying prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	our informal relationships with third parties including in the venture capital industry;

•	the expected market for venture capital investments and our addressable market;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access debt markets and equity markets;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus supplement and the accompanying prospectus, please see the discussion under “Risk Factors” in both this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus supplement and the accompanying prospectus relate only to events as of the date on which the statements are made.

This prospectus supplement and the accompanying prospectus contain third-party estimates and data regarding valuations of venture capital-backed companies. This data was reported by Dow Jones VentureSource, an independent venture capital industry research company which we refer to as VentureSource. VentureSource is commonly relied upon as an information source in the venture capital industry. Although we have not independently verified any such data, we believe that the industry information contained in such releases and data tables and included in this prospectus supplement and the accompanying prospectus is reliable.

We have compiled certain industry estimates presented in this prospectus supplement and the accompanying prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our common stock could be materially adversely affected.

SUPPLEMENTARY RISK FACTORS

Investing in our common stock involves a high degree of risk. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should carefully consider the following supplementary risk factors together with the risk factors beginning on page 13 of the accompanying prospectus before making an investment in our common stock. The risks set out below and in the accompanying prospectus are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the events described herein or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

We are currently in a period of capital markets disruption and recession and we cannot predict whether these conditions will improve in the near future.

Since late 2007, and particularly since mid-2008, the financial services industry and the securities markets generally have been materially and adversely affected by significant declines in the values of nearly all asset classes and by a lack of liquidity. Initially, these market conditions were triggered by declines in home prices and the values of subprime mortgages, but spread to all mortgage and real estate asset classes, to leveraged bank loans and to nearly all asset classes, including equities. During this period of disruption, the global markets were characterized by substantially increased volatility, short-selling and an overall loss of investor confidence. While recent economic indicators have shown modest improvements in the capital markets, these indicators could worsen. In the event of renewed financial turmoil affecting the banking system and financial markets, additional consolidation of the financial services industry, or significant financial service institution failures, there could be a new or incremental tightening in the credit markets, low liquidity and extreme volatility in fixed-income, credit, currency and equity markets. In addition, the risk remains that there could be a number of follow-on effects from the credit crisis on our business.

Despite the capital market disruption and recession, we continue to see a steady pace of new investments by venture capitalists. As a result of this favorable level of venture capital investment activities, we continue to experience an increase in new investment origination activities which commenced in the fourth quarter of 2009 and has continued throughout 2010, and we would expect it to continue as the venture capital community continues to accelerate its own pace of new investments. To the extent that we are able, we intend to continue to seek new investment opportunities; however, we remain cautious in our investment and credit management strategies as the pace of economic recovery continues to improve.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the Nasdaq Stock Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act that require the SEC to adopt additional rules and regulations in these areas such as “say on pay” and proxy access. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

Our equity ownership in a portfolio company may represent a Control Investment. Our ability to exit a debt or equity investment in a timely manner because we are in a control position or have access to inside information in the portfolio company could be limited and accordingly, could result in a realized loss on the investment.

If we obtain a Control Investment in a portfolio company our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a Control Investment. Additionally, we may choose not to take certain actions to protect a debt investment in a Control Investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at September 30, 2010 that represent greater than 5% of net assets:

	September 30, 2010
(in thousands)	Fair Value	Percentage of Net Assets
Infologix, Inc.	$33,935	10.02%
Unify Corporation	27,563	8.14%
Aveo Pharmaceuticals, Inc.	25,879	7.64%
Velocity Technology Solutions	24,280	7.17%
Labopharm USA, Inc.	20,135	5.95%
Tectura Corporation	18,292	5.40%

InfoLogix, Inc. is a provider of enterprise mobility and radio frequency identification (RFID) solutions. The Company provides these solutions to its customers by utilizing a combination of products and services, including consulting, business software applications, managed services, mobile workstations and devices, and wireless infrastructure. At September 30, 2010 we owned a controlling interest in this portfolio company. See “Managements’ Discussion and Analysis of Financial Condition and Results of Operations – Subsequent Events” in this prospectus supplement for more information regarding InfoLogix.

Unify Corporation is a global provider of application development, data management and migration solutions.

Aveo Pharmaceuticals, Inc. is a biopharmaceutical company dedicated to the discovery and development of new, targeted cancer therapeutics.

Velocity Technology Solutions manages, hosts, and provides systems integration services for companies that outsource enterprise software support.

Labopharm USA,Inc. is a specialty pharmaceutical company that, together with its subsidiaries, develops drugs using its proprietary controlled-release technologies.

Tectura Corporation is an IT services firm that specializes in Microsoft Business Solutions applications.

Our financial results could be negatively affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and Investment Company Activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

As of September 30, 2010, we had no outstanding borrowings under the Wells Facility or the Union Bank Facility and $160.0 million of SBA guaranteed debentures under the SBA debenture program.

As of September 30, 2010, we have been unable to secure additional lenders under our Wells Facility. There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act institutes a wide range of reforms that will have an impact on all financial institutions. Many of these provisions are subject to rule making procedures and studies that will be conducted in the future. Accordingly, we cannot predict the effect the Act or its implementing regulations will have on our business, results of operations or financial condition.

Price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair market value as determined in good faith by or under the direction of our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation.

The continuing unprecedented declines in prices and liquidity in the capital markets have resulted in some net unrealized depreciation in our portfolio. As of September 30, 2010, conditions in the public and private debt and equity markets had continued to deteriorate and pricing levels continued to decline. While the U.S. government has acted to restore liquidity and stability to the financial system, there can be no assurance these regulatory programs and proposals will have a long-term beneficial impact. As a result, in the future, depending on market conditions, we could incur substantial realized losses and may suffer substantial unrealized depreciation in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

USE OF PROCEEDS

We estimate that our net proceeds from the sale of the 5,750,000 shares of common stock we are offering will be approximately $59.0 million, and approximately $67.9 million if the underwriters’ overallotment option is exercised in full, assuming a public offering price of $10.83 per share (based on the last reported sales price of our common stock on November 8, 2010) and after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. We may change the size of this offering based on demand and market conditions.

We expect to use the net proceeds from this offering to fund additional Company growth through possible portfolio acquisitions, provide capital to fund the remaining $12.5 million of committed capital under our second small business investment company, or SBIC, license, from the U.S. Small Business Administration, fund investments in debt and equity securities and for other general corporate purposes.

We anticipate that substantially all of the net proceeds from this offering will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

CAPITALIZATION

The following table sets forth (i) our actual capitalization as of September 30, 2010, and (ii) our capitalization as adjusted to reflect the effects of the sale of 5,750,000 shares of our common stock in this offering (assuming no exercise of the underwriters’ overallotment option) at an assumed public offering price of $10.83 per share (based on the last reported sales price of our common stock on November 8, 2010), and after deducting the underwriting discounts and commissions and estimated offering expenses payable by us. You should read this table together with “Use of Proceeds” and our statement of assets and liabilities included elsewhere in this prospectus supplement.

	As of September 30, 2010
(in thousands)	Actual	As Adjusted for November 2010 Offering(1)(3)
Cash and cash equivalents	$83,011	$141,977
Total assets	504,282	563,248
Long-term SBA debentures	160,000	160,000
Common stock, par value	36	42
Capital in excess of par value	409,389	468,349
Distributable earnings	(70,876)	(70,876)
Total stockholders’ equity	338,549	397,515
Total capitalization(2)	498,549	557,515

(1)	Does not include the underwriters’ overallotment option.
(2)	As of September 30, 2010, we had $50.0 million available to borrow under the Wells Facility, $20.0 million available to borrow under the Union Bank Facility and approximately $40 million available to borrow under the SBA debenture program through HT III, our SBIC subsidiary, subject to existing terms and advance rates.
(3)	On November 4, 2010, our Board of Directors declared a quarterly cash dividend of $0.20 per share that is payable on December 17, 2010 to stockholders of record as of November 10, 2010. This dividend is not reflected in this table. Individuals who purchase stock in this offering will not be eligible to receive this dividend.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

Overview

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms, and also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley, as well as additional offices in Boston and Boulder.

Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of companies active in the technology, clean technology, and life science industries and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations. We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code, or the Code. We are treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code as of January 1, 2006. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, such an election and qualification to be treated as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code. For example, a RIC must meet certain requirements, including source-of income, asset diversification and income distribution requirements. The income source requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.” Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. Since 2007, our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in later rounds of financing and certain public companies, which we refer to as established-stage companies and lower middle market companies. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Portfolio and Investment Activity

The total value of our investment portfolio was $407.5 million at September 30, 2010 as compared to $370.4 million at December 31, 2009. During the three and nine-month periods ended September 30, 2010 we made debt commitments totaling $82.7 million and $391.9 million and funded approximately $55.7 million and $286.0 million, respectively. Debt commitments for the nine-month period ended September 30, 2010 included commitments of approximately $266.1 million to eighteen new portfolio companies and $125.8 million to nineteen existing companies. During the three and nine-month periods ended September 30, 2010 we made and funded equity commitments of approximately $187,000 and $18.0 million to six and eight companies, respectively. These commitments further diversify our portfolio by stage and industry sector. During the three and nine-month periods ended September 30, 2009, we made debt commitments totaling $15.8 million and $150.6 million and funded approximately $8.2 million and $76.4 million, respectively. During the three and nine-month periods ended September 30, 2009, we made an equity investment of approximately $444,000 in one existing portfolio company and approximately $816,000 in two existing portfolio companies.

At September 30, 2010, we had unfunded contractual commitments of $122.3 million to 22 portfolio companies. Since these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, we had approximately $70.1 million of non-binding term sheets outstanding to six new and existing companies at September 30, 2010. Non-binding outstanding term sheets are subject to completion of our due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of the loan portfolio at September 30, 2010 was approximately $349.1 million, compared to a fair value of approximately $369.5 million at September 30, 2009. The fair value of the equity portfolio at September 30, 2010 and 2009 was approximately $39.4 million and $31.1 million, respectively. The fair value of our warrant portfolio at September 30, 2010 and 2009 was approximately $19.0 million and $14.2 million, respectively.

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. During the nine-month period ended September 30, 2010, we received normal principal amortization repayments of $69.2 million, and early repayments and working line of credit pay-downs totaling $154.2 million. Total portfolio investment activity (exclusive of unearned income) as of the nine-month periods ended September 30, 2010 and 2009 is as follows:

(in millions)	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009
Beginning Portfolio	$370.4	$581.3
Purchase of debt investments	286.8	76.7
Equity Investments	3.0	1.0
Sale of Investments	(24.3)	(23.3)
Principal payments received on investments	(69.2)	(68.7)
Early pay-offs and recoveries	(154.2)	(149.6)
Accretion of loan discounts and paid-in-kind principal	5.4	6.5
Net change in unrealized depreciation in investments	(10.4)	(9.1)

Ending Portfolio	$407.5	$414.8

The following table shows the fair value of our portfolio of investments by asset class (excluding unearned income):

	September 30, 2010		December 31, 2009
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$302,870	74.3%	$229,454	61.9%
Senior secured debt	65,229	16.0%	99,725	26.9%
Preferred stock	22,713	5.6%	22,875	6.2%
Senior debt-second lien with warrants	—	0.0%	6,173	1.7%
Common Stock	16,689	4.1%	12,210	3.3%

	$407,501	100.0%	$370,437	100%

A summary of our investment portfolio at value by geographic location is as follows:

	September 30, 2010		December 31, 2009
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$375,231	92.1%	$344,984	93.1%
Canada	20,805	5.1%	21,567	5.8%
England	9,976	2.4%	—	0.0%
Israel	1,489	0.4%	1,310	0.4%
Netherlands	—	0.0%	2,576	0.7%

	$407,501	100.0%	$370,437	100%

Our portfolio companies are primarily privately held expansion and established-stage companies in the biopharmaceutical, clean technology, communications and networking, consumer and business products, electronics and computers, energy, information services, internet consumer and business services, medical devices, semiconductor and software industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control”. Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are investments that are neither Control Investments nor Affiliate Investments.

At September 30, 2010, the Company’s investment in InfoLogix, Inc. was classified as a Control Investment. Approximately $796,000 in investment income was derived from our debt investment in this Software and Internet Consumer portfolio company during the three month period, and approximately $2.4 million during the nine-month period ended September 30, 2010. Approximately $2.5 million of realized gains and net unrealized depreciation of approximately $1.4 million on this control investment were recognized during the nine-month period ended September 30, 2010.

InfoLogix, Inc., a public company, is a provider of enterprise mobility and radio frequency identification (RFID) solutions. Our investment in InfoLogix, Inc. represents 6.3% and 8.3% of our total investments at cost and value, respectively at September 30, 2010. We currently have a greater than 60% equity interest in InfoLogix, Inc. and have representation on its board of directors. We also have a total debt investment of approximately $17.9 million at fair value in InfoLogix, Inc. On October 21, 2010, InfoLogix received notice that the NASDAQ Listing Qualifications Panel had determined to delist its common stock from the NASDAQ Stock Market and suspended trading of its common stock effective with the open of trading on October 21, 2010, as a result of InfoLogix’s non-compliance with the minimum $2.5 million stockholders’ equity requirement, set forth in Nasdaq Listing Rule 5550(b)(2). The closing price of InfoLogix’s common stock on October 20, 2010 was $4.28 compared to a closing price of $2.40 on October 21, 2010. In October, Hercules made $2.9 million of additional debt investments in InfoLogix. InfoLogix continues to explore strategic options as previously disclosed by the company. Our financial results could be negatively affected if this company encounters financial difficulty and fails to repay its obligations or to perform as expected.

Our investments in Spa Chakra Acquisition Corporation, a company that was a Control Investment as of July 1, 2010, was a realized loss during the quarter. We recognized investment income during the nine-month period of approximately $285,000 and a realized loss of approximately $18.9 million in the third quarter of 2010 in this portfolio company prior to the disposal of the investment. The elimination of this investment from our portfolio resulted in a reversal of unrealized depreciation in the third quarter of approximately $17.8 million. During the nine-month period ended September 30, 2009, no portfolio companies were deemed to be Control Investments.

At September 30, 2010 we had an investment in one portfolio company deemed to be an Affiliate. Income derived from this investment was zero, as this is a non-income producing equity investment. At September 30, 2009, we had investments in two portfolio companies deemed to be affiliates. Income derived from our investments in these portfolio companies was less than $500,000 since these investments became affiliates. We recognized a realized loss of approximately $4.0 million during the nine-month period ended September 30, 2009 in a portfolio company that was an affiliate prior to the disposal of the investment.

The following table shows the fair value of our portfolio by industry sector at September 30, 2010 and December 31, 2009 (excluding unearned income):

	September 30, 2010		December 31, 2009
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Software	$87,620	21.5%	$61,647	16.6%
Consumer & Business Products	52,840	13.0%	25,467	6.9%
Drug Discovery	51,360	12.6%	51,848	14.0%
Communications & Networking	49,909	12.2%	58,088	15.7%
Specialty Pharma	40,265	9.9%	25,193	6.8%
Drug Delivery	35,550	8.7%	21,493	5.8%
Therapeutic	20,597	5.1%	13,470	3.6%
Clean Tech	15,343	3.8%	0	0.0%
Surgical Devices	9,560	2.3%	2,410	0.7%
Information Services	8,934	2.2%	37,740	10.2%
Internet Consumer & Business Services	8,635	2.1%	20,352	5.5%
Electronics & Computer Hardware	8,536	2.1%	17,701	4.8%
Diagnostic	8,512	2.1%	11,399	3.1%
Biotechnology Tools	6,536	1.6%	9,669	2.6%
Semiconductors	2,118	0.5%	11,481	3.1%
Media/Content/Info	1,185	0.3%	2,375	0.6%
Energy	1	0.0%	104	0.0%

	$407,501	100%	$370,437	100%

We use an investment grading system, which grades each debt investment on a scale of 1 to 5, to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of September 30, 2010 and December 31, 2009.

	September 30, 2010		December 31, 2009
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Investment Grading
1	$11,961	3.4%	$15,777	4.9%
2	254,608	72.9%	147,520	46.0%
3	71,822	20.6%	108,716	33.9%
4	10,374	3.0%	38,384	12.0%
5	368	0.1%	10,505	3.2%

	$349,133	100.0%	$320,902	100.0%

As of September 30, 2010, our investments had a weighted average investment grading of 2.34 as compared to 2.71 at December 31, 2009. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria and their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and have therefore been downgraded until their funding is complete or their operations improve. At September 30, 2010, 6 portfolio companies were graded 3, 2 portfolio companies were graded 4, and 4 portfolio companies were graded 5 as compared to 17 portfolio companies that were graded 3, 4 portfolio companies that were graded 4 and 5 portfolio companies that were graded 5 at December 31, 2009. The improvement in investment grading for the period ended September 30, 2010 was driven in part by meaningful progress in the economy and among our portfolio companies, many of which have experienced improved operating performance and greater access to the venture capital market as they secure new equity financings.

At September 30, 2010, there were four portfolio companies on non-accrual status with a fair value of approximately $368,000. There were five loans on non-accrual status as of December 31, 2009 with a fair value of approximately $10.5 million. The significant decrease in this balance is related to the elimination of Spa Chakra Acquisition Corporation from our investment portfolio during the third quarter of 2010.

The effective yield on our debt investments for the three month periods ended September 30, 2010 and 2009 was 16.2% and 15.1%, respectively. This yield was higher period over period due to higher interest rate yield enhancers on new loans originated in 2010 relative to the loans that have been paid off or have amortized.

The overall weighted average yield to maturity of our loan obligations was approximately 13.8% and 13.6% at September 30, 2010 and December 31, 2009. The weighted average yield to maturity is computed using the interest rates in effect at the inception of each of the loans, and includes amortization of the loan facility fees, commitment fees and market premiums or discounts over the expected life of the debt investments, weighted by their respective costs when averaged and based on the assumption that all contractual loan commitments have been fully funded and held to maturity.

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $30.0 million. Our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from PRIME to 18% as of September 30, 2010. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees, PIK provisions, prepayment fees, and diligence fees, which may be required to be included in income prior to receipt. In most cases, we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases, we may obtain a negative pledge covering a company’s intellectual property.

At September 30, 2010, approximately 69.0% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 27.5% of portfolio company loans were prohibited from pledging or encumbering their intellectual property, 2.6% of the portfolio loans had a custom lien structure and 0.9% of portfolio company loans were equipment only liens. Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the security for emerging-growth, expansion-stage and established-stage companies. In addition, certain loans may include an interest-only period ranging from three to eighteen months for emerging-growth and expansion-stage companies and longer for established-stage companies. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

Our investments in senior secured debt with warrants have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price equal to the most recent equity financing round. As of September 30, 2010, we held warrants in 91 technology and life science portfolio companies, with a fair value of approximately $19.0 million. These warrant holdings would require us to invest approximately $64.3 million to exercise such warrants. However, these warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant interests.

Results of Operations

Comparison of the Three and Nine-month Periods Ended September 30, 2010 and 2009

Investment Income

Interest income totaled approximately $14.1 and $38.1 million for the three and nine-month periods ended September 30, 2010, compared with $14.6 million and $48.4 million for the three and nine-month periods ended September 30, 2009, respectively. Income from commitment, facility and loan related fees totaled approximately $1.5 million and $4.5 million for the three and nine-month periods ended September 30, 2010, compared with $3.1 million and $9.2 million for the same periods ended September 30, 2009, respectively. The decreases in interest income and income from commitment, facility and loan related fees are the result of a reduction in accelerated one-time and restructuring fees, attributable to improvement in credit performance in the portfolio and due to a lower average interest earning investment portfolio.

Operating Expenses

Operating expenses, which are comprised of interest and fees, general and administrative and employee compensation, totaled approximately $7.5 million and $7.3 million during the three month periods ended September 30, 2010 and 2009, respectively. Operating expenses totaled approximately $22.0 million and $23.9 million for the nine-month periods ended September 30, 2010 and 2009, respectively.

Interest and fees totaled approximately $2.5 million and $2.4 million during the three month periods ended September 30, 2010 and 2009 and $7.2 million and $8.9 million for the nine-month periods ended September 30, 2010 and 2009, respectively. This $1.7 million year over year decrease is primarily attributable to the interest expense and one time fees on the Citigroup Credit Facility that was paid off in full in March of 2009.

General and administrative expenses include legal, consulting and accounting fees, insurance premiums, rent, workout and various other expenses. Expenses decreased to $1.7 million from $2.1 million for the three month periods ended September 30, 2010 and 2009, respectively, and expenses decreased to $5.2 million from $5.5 million for the nine-month periods ended September 30, 2010 and 2009, respectively, primarily due to lower workout related expenses.

Employee compensation and benefits totaled approximately $2.6 million and $2.4 million during the three month periods ended September 30, 2010 and 2009, respectively. This increase is primarily due to an increase in headcount as compared to the same period of 2009. Employee compensation and benefits totaled approximately $7.7 million and $8.1 million for the nine-month periods ended September 30, 2010 and 2009, respectively. This decrease is primarily due to a lower bonus accrual during the nine-month period ended September 30, 2010 as compared to the same period of 2009. Stock-based compensation totaled approximately $752,000 and $470,000 during the three month periods ended September 30, 2010 and 2009, respectively, and $2.0 million and $1.4 million for the nine-month periods ended September 30, 2010 and 2009, respectively. These increases were due to the expense on restricted stock grants issued in the first quarter of 2010.

Net Investment Income Before Investment Gains and Losses

Net investment income per share was $0.23 for the quarter ended September 30, 2010 compared to $0.30 per share in the quarter ended September 30, 2009. Net investment income before investment gains and losses for the three and nine-month periods ended September 30, 2010 totaled $8.1 million and $20.6 million, respectively as compared to $10.3 million and $33.7 million in the three and nine-month periods ended September 30, 2009, respectively. The changes are made up of the items described above under “Investment Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the nine months ended September 30, 2010, we recognized net realized gains of approximately $3.6 million from the sale of common stock in our public portfolio companies, approximately $465,000 from mergers of private portfolio companies and realized losses of approximately $19.2 million from equity and warrant investments in portfolio companies that have been liquidated. During the three months ended September 30, 2010 we recognized realized losses of approximately $18.9 million from equity and loan investments in portfolio companies that have been liquidated including Spa Chakra Acquisition Corporation.

During the three and nine-month periods ended September 30, 2009, the Company recognized net realized gains of approximately $533,000 and $200,000, respectively, from the sale of common stock in public companies, approximately $5,000 and $119,000 from mergers of private portfolio companies and realized losses of approximately $14.7 million and $19.8 million, respectively, from equity, loan and warrant investments in portfolio companies that have been liquidated.

A summary of realized gains and losses for the three and nine-month periods ended September 30, 2010 and 2009 is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
( in millions)
Realized gains	$—	$0.5	$4.4	$2.1
Realized losses	(18.9)	(14.7)	(19.5)	(21.6)

Net realized gains (losses)	$(18.9)	$(14.2)	$(15.1)	$(19.5)

During the three months period ended September 30, 2010 and September 30, 2009, net unrealized appreciation totaled approximately $2.9 million and $17.5 million, respectively. During the nine-months period ended September 30, 2010 and September 30, 2009, net unrealized depreciation totaled approximately $12.2 million and $9.1 million, respectively.

The net unrealized appreciation and depreciation of our investments is based on fair value of each investment determined in good faith by our Board of Directors. This net unrealized depreciation was primarily comprised of decreases in the fair value of our portfolio companies due to company performance and market conditions. For the three month period ended September 30, 2010 approximately $4.3 million and $2.7 million of the net unrealized depreciation recognized was attributable to debt and warrant investments based on company performance, respectively and $11.2 million of net unrealized appreciation on our equity investments. Included in these amounts are unrealized appreciation of approximately $2.8 million and $15.0 million in debt and equity investments attributable to the reversal of prior period net unrealized depreciation upon being realized as a loss. For the nine month period ended September 30, 2010 approximately $5.4 million, $3.1 million and $1.9 million of the net unrealized depreciation recognized was attributable to debt, warrant and equity investments, respectively. As of September 30, 2010, the net unrealized appreciation recognized by the Company was increased by approximately $177,000 due to the warrant participation agreement with Citigroup. For a more detailed discussion of the warrant participation agreement, see the discussion set forth under Note 4 to the Consolidated Financial Statements.

The following table itemizes the change in net unrealized depreciation of investments for the three and nine-month periods ended September 30, 2010 and 2009:

	Three Months Ended September 30,
	2010	2009
(in thousands)	Amount	Amount
Gross unrealized appreciation on portfolio investments	$4,565	$16,387
Gross unrealized depreciation on portfolio investments	(15,824)	(13,326)
Reversal of prior period net unrealized appreciation upon realization	(3,912)	(500)
Reversal of prior period net unrealized depreciation upon realization	17,888	15,051
Citigroup Warrant Participation	177	(96)

Net unrealized appreciation (depreciation) on portfolio investments	$2,894	$17,516

	Nine Months Ended September 30,
	2010	2009
(in thousands)	Amount	Amount
Gross unrealized appreciation on portfolio investments	$26,369	$29,008
Gross unrealized depreciation on portfolio investments	(52,867)	(58,728)
Reversal of prior period net unrealized appreciation upon realization	(3,902)	(1,542)
Reversal of prior period net unrealized depreciation upon realization	18,048	22,300
Citigroup Warrant Participation	134	(146)

Net unrealized appreciation (depreciation) on portfolio investments	$(12,218)	$(9,108)

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, formerly known as FAS 109, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Net Increase in Net Assets Resulting from Operations and Change in Net Assets per Share

For the three and nine months ended September 30, 2010, the net decrease in net assets resulting from operations totaled approximately $7.8 million and $6.7 million, respectively. For the three and nine months ended September 30, 2009, the net increase in net assets resulting from operations totaled approximately $13.7 million and $5.1 million, respectively. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share for the three and nine-month periods ended September 30, 2010 was $(0.23) and ($0.20), respectively, as compared to basic and fully diluted change in net assets per common share of $0.39 and $0.38 for the three month period and $0.14 for the nine-month period ended September 30, 2009, respectively.

Financial Condition, Liquidity, and Capital Resources

At September 30, 2010, we had approximately $83.0 million in cash and cash equivalents and available borrowing capacity of approximately $50.0 million under the Wells Facility, $20.0 million under the Union Bank Facility and $65.0 million under the SBA program, subject to existing terms and advance rates and regulatory requirements. We primarily invest cash on hand in interest bearing deposit accounts.

As of September 30, 2010, net assets totaled $338.5 million, with a net asset value per share of $9.36. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less as well as from future borrowings as required to meet our lending activities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Additionally, we expect to raise additional capital to support our future growth through future equity offerings, issuances of senior securities and/or future borrowings, to the extent permitted by the 1940 Act. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2010 Annual Shareholder Meeting held on June 9, 2010, our shareholders authorized the Company, with the approval of its Board of Directors, to sell up to 20% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share and to offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that will not be less than the fair market value per share but may be below the then current net asset value per share. However, there can be no assurance that these capital resources will be available in the near term given the credit constraints of the banking and capital markets.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. Our asset coverage as of September 30, 2010 was 0%, excluding SBA leverage, based on our exemptive order from the SEC which allows us to exclude all SBA leverage from our asset coverage ratio. Total leverage when excluding the SEC exemptive order is approximately 47.3% at September 30, 2010.

At September 30, 2010 and December 31, 2009, we had the following borrowing capacity and outstanding amounts:

	September 30, 2010		December 31, 2009
(in thousands)	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Union Bank Facility	$20,000	$—	$—	$—
Wells Facility	50,000	—	50,000	—
SBA Debenture(1)	225,000	160,000	150,000	130,600

Total	$295,000	$160,000	$200,000	$130,600

(1)

The Company has the ability to borrow $40.0 million in SBA debentures under HT III, subject to SBA approval. In order to have access to an additional $25.0 million, which would be subject to SBA approval and compliance with SBIC regulations, the Company would have to make an additional net investment of $12.5 million in HT III.

On September 27, 2006, HT II received a license and on May 26, 2010 HT III received a license to operate as a Small Business Investment Company under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. The Company is the sole limited partner of HT II and HT III and HTM is the general partner. HTM is a wholly-owned subsidiary of the Company. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II and HT III are our wholly owned subsidiaries. The portfolios of HT II and HT III accounted for approximately 46.8% of our total portfolio at September 30, 2010.

With our net investment of $75.0 million in HT II as of September 30, 2010, HT II has the current capacity to issue a total of $150.0 million of SBA guaranteed debentures, of which $150.0 million was outstanding. As of September 30, 2010, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. As of September 30, 2010, we hold investments in HT II in 53 companies with a fair value of approximately $167.8 million. HT II’s portfolio accounted for approximately 41.2% of our total portfolio at September 30, 2010.

As of September 30, 2010, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. As of September 30, 2010, HT III had the potential to borrow up to $75.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $25.0 million in HT III as of September 30, 2010, HT III has the capacity to issue a total of $ 50.0 million of SBA guaranteed debentures, subject to SBA approval, of which $10.0 million was outstanding at September 30, 2010. As of September 30, 2010, HT III has paid the SBA commitment fees of approximately $750,000. As of September 30, 2010, we hold investments in HT III in three companies with a fair value of approximately $22.8 million. HT III’s portfolio accounted for approximately 5.6% of our total portfolio at September 30, 2010.

Current Market Conditions

The U.S. capital and credit markets have been experiencing disruption and volatility since the summer of 2008 as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the broadly syndicated credit market and the failure of many major financial institutions. These events have contributed to a severe economic contraction that is materially and adversely impacting the broader financial and credit markets and reducing the availability of credit and equity capital for the markets as a whole and financial services firms in particular, including us.

At the same time, the venture capital market for the technology-related companies in which we invest has been active but at reduced investment activity levels. Therefore, to the extent we have capital available; we believe this is an opportune time to invest in the structured lending market for technology-related companies. While today’s economy creates potentially new attractive lending opportunities, our outlook remains cautious for the remainder of 2010 as the economic environment recovers from the recession of the past 21 months. Due to the economic slowdown and reduced venture capital investment activity in 2009, we determined that it was prudent to substantially curtail new investment activity in 2009 in order to have working capital available to support our existing portfolio companies. These changes were made to manage our credit performance, maintain adequate liquidity and manage our operating expenses in this extremely challenging and unprecedented credit environment.

Despite the current capital market disruption and recession, we continue to see a steady pace of new investments by venture capitalists. As a result of this favorable level of venture capital investment activities, we are experiencing an increase in new investment origination activities which commenced in the fourth quarter of 2009 and into 2010, and would expect it to continue to the extent the venture capital community continues to accelerate its own pace of new investments. We are encouraged by signs of an improving economy, including improved valuations and higher levels of liquidity for our portfolio companies, increased investment activity from venture capitalists and the opening of the IPO marketplace. As a result, we have once again commenced making investments in new and existing portfolio companies. To the extent that we are able, we intend to continue to seek new investment opportunities; however, we remain cautious in our investment and credit management strategies as the pace of economic recovery continues to improve.

We periodically review and assess investment portfolio acquisition opportunities of target companies that would be accretive to us. In the future, we may determine to acquire such portfolios which could affect our liquidity position and necessitate our need to raise additional capital to fund our growth.

Off Balance Sheet Arrangements

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our origination activity unfunded commitments may be significant from time to time. As of September 30, 2010, we had unfunded commitments of approximately $122.3 million. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements and typically only fund 70-80% of the committed amount. We intend to use cashflow from normal and early principal repayments, SBA debentures and our Wells Facility and our Union Bank Facility to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

In addition, we had approximately $70.1 million of non-binding term sheets outstanding, which generally convert to contractual commitments within approximately 45 to 60 days of signing. Non-binding outstanding term from prior release are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Contractual Obligations

The following table shows our contractual obligations as of September 30, 2010:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings (3)	$160,000	$—	$—	$—	$160,000
Operating Lease Obligations (4)	3,641	1,192	2,363	85	—

Total	$163,641	$1,192	$2,363	$85	$160,000

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation obligation with Citigroup. See the discussion set forth under Note 4 to the Consolidated Financial Statements.
(3)

Includes borrowings under the Wells Facility, the Union Bank Facility and the SBA debentures. There were no outstanding borrowings under the Wells Facility or the Union Bank Facility at September 30, 2010.

(4)	Long-term facility leases.

The Company and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

Borrowings

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under the normal terms. During the first quarter of 2009, the Company paid off all remaining principal and interest owed under the Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Credit Facility is terminated until the Maximum Participation

Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $335,000 as of September 30, 2010 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

Long-term SBA Debentures

On September 27, 2006, HT II and on May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. Under the Small Business Investment Company Act and current SBA policy applicable to SBICs, an SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of September 30, 2010, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150 million, subject to periodic adjustments by the SBA. With our net investment of $75.0 million in HT II as of September 30, 2010, HT II has the current capacity to issue up to a total of $150 million of SBA guaranteed debentures, of which $150.0 million was outstanding. Currently, HT II has paid commitment fees of approximately $1.5 million. As of September 30, 2010, the maximum statutory limit on the dollar amount of combined outstanding SBA guaranteed debentures is $225.0 million, subject to periodic adjustments by the SBA. As of September 30, 2010, HT III had the potential to borrow up to $75.0 million of SBA-guaranteed debentures under the SBIC program. With our net investment of $25.0 million in HT III as of September 30, 2010, HT III has the capacity to issue a total of $50.0 million of SBA guaranteed debentures, subject to SBA approval, of which $10.0 million was outstanding at September 30, 2010. Currently, HT III has paid commitment fees of approximately $750,000. There is no assurance that HT II or HT III will be able to draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II and HT III are periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations. If HT II or HT III fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s or HT III’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II or HT III from making new investments. In addition, HT II or HT III may also be limited in their ability to make distributions to us if they do not have sufficient capital in accordance with SBA regulations. Such actions by the SBA would, in turn, negatively affect us because HT II III are our wholly owned subsidiaries. As of September 30, 2010, HT III could draw up to $75.0 million of additional leverage from SBA, as noted above. The rates of borrowings under various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 3.22% to 5.73%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to

HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended September 30, 2010 for HT II was approximately $144.3 million with an average interest rate of approximately 5.11%. The average amount of debentures outstanding for the quarter ended September 30, 2010 for HT III was approximately $5.2 million with an average interest rate of approximately 3.215%. Interest is payable semiannually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Wells Facility

On August 25, 2008, the Company, through a special purpose wholly-owned subsidiary of the Company, Hercules Funding II, LLC, entered into a two-year revolving senior secured credit facility with an optional one-year extension with total commitments of $50 million, with Wells Fargo Capital Finance as a lender and as an arranger and administrative agent (the “Wells Facility”). The Wells Facility has the capacity to increase to $300 million if additional lenders are added to the syndicate. We continue to be in discussions with various other potential lenders to join the facility; however, there is no assurance that additional lenders may join the facility. The Wells Facility expires in August 2011.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility requires the payment of a non-use fee of 0.3% annually. The Wells Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. We have paid a total of $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through August 2011. There was no outstanding debt under the Wells Facility at September 30, 2010.

The Wells Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth of $250 million, contingent upon our total commitments under all lines of credit not exceeding $250 million. To the extent our total commitments exceeds $250 million, the minimum tangible net worth covenant will increase on a pro rata basis commensurate with our net worth on a dollar for dollar basis. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at September 30, 2010.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%, an advance rate of 50% against eligible loans, and secured by loans in the borrowing base. At September 30, 2010, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

At September 30, 2010 and December 31, 2009, the Company had the following borrowing capacity and outstanding borrowings:

	September 30, 2010		December 31, 2009
(in thousands)	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding

Union Bank Facility	$20,000	$—	$—	$—
Wells Facility	50,000	—	50,000	—
SBA Debenture(1)	225,000	160,000	150,000	130,600

Total	$295,000	$160,000	$200,000	$130,600

(1)

The Company has the ability to borrow $40.0 million in SBA debentures under HT III, subject to SBA approval. In order to have access to an additional $25.0 million, which would be subject to SBA approval and compliance with SBIC regulations, the Company would have to make an additional net investment of $12.5 million in HT III.

Dividends

The following table summarizes our dividends declared and paid or to be paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.025
December 9, 2005	January 6, 2006	January 27, 2006	0.300
April 3, 2006	April 10, 2006	May 5, 2006	0.300
July 19, 2006	July 31, 2006	August 28, 2006	0.300
October 16, 2006	November 6, 2006	December 1, 2006	0.300
February 7, 2007	February 19, 2007	March 19, 2007	0.300
May 3, 2007	May 16, 2007	June 18, 2007	0.300
August 2, 2007	August 16, 2007	September 17, 2007	0.300
November 1, 2007	November 16, 2007	December 17, 2007	0.300
February 7, 2008	February 15, 2008	March 17, 2008	0.300
May 8, 2008	May 16, 2008	June 16, 2008	0.340
August 7, 2008	August 15, 2008	September 19, 2008	0.340
November 6, 2008	November 14, 2008	December 15, 2008	0.340
February 12, 2009	February 23, 2009	March 30, 2009	0.320	*
May 7, 2009	May 15, 2009	June 15, 2009	0.300
August 6, 2009	August 14, 2009	September 14, 2009	0.300
October 15, 2009	October 20, 2009	November 23, 2009	0.300
December 16, 2009	December 24, 2009	December 30, 2009	0.040
February 11, 2010	February 19, 2010	March 19, 2010	0.200
May 3, 2010	May 12, 2010	June 18, 2010	0.200
August 2, 2010	August 12, 2010	September 17,2010	0.200
November 4, 2010	November 10, 2010	December 17, 2010	0.200

			$5.805

*	Dividend paid in cash and stock.

On November 4, 2010, the Board of Directors announced a cash dividend of $0.20 per share to be paid on December 17, 2010 to shareholders on record as of November 10, 2010. This is the Company’s twenty-first consecutive quarterly dividend declaration since its initial public offering, and will bring the total cumulative dividend declared to date to $5.81 per share.

During 2010 and as recently updated, our Board of Directors maintains a variable dividend policy with the objective of distributing four quarterly distributions in an amount that approximates 90 - 100% of our taxable quarterly income or potential annual income for a particular year. In addition, at the end of the year, we may also pay an additional special dividend or fifth dividend; such that we may distribute approximately all of our annual taxable income in the year it was earned, while maintaining the option to spill over our excess taxable income.

Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon its taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we had determined the tax attributes of our distributions year-to-date as of September 30, 2010, approximately 95% would be from ordinary income and spill over earnings from 2009 and approximately 5% would be a return of capital. However there can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2010 distributions to stockholders will actually be.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments.

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At September 30, 2010 approximately 80.8% of our total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a) (41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors in accordance with established valuation procedures and the recommendation of the Valuation Committee of the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by our Board of Directors pursuant to a valuation policy and a consistent valuation process. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

Consistent with ASC 820, the Company determines fair value to be the amount for which an investment could be exchanged in a current sale, which assumes an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value.

As a business development company, we invest primarily in illiquid securities including debt and equity related securities of private companies. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation, estimated remaining life, and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

With respect to private debt and equity securities, each investment is valued using industry valuation benchmarks, and, where appropriate, the value is assigned a discount reflecting the illiquid nature of the investment, and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. We may consider, but are not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks in our evaluation of the fair value of our investment. Securities that are traded in the over-the-counter market or on a stock exchange will be valued at the prevailing bid price on the valuation date.

Our Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith. No valuation assistance was provided during the third quarter of 2010.

Income Recognition.

Interest income is recorded on the accrual basis and is recognized as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount, (“OID”), initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. Any uncollected interest related to prior periods is reversed from income in the period that collection of the interest receivable is determined to be doubtful. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. As of September 30, 2010, we had four portfolio companies on non-accrual status with a fair value of approximately $368,000. There were four loans on non-accrual status with a fair value of approximately $2.4 million as of September 30, 2009.

Paid-In-Kind and End of Term Income.

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the three-month periods ended September 30, 2010 and 2009, approximately $1.7 million and $2.2 million, respectively in PIK and end of term income was recorded. There was approximately $5.2 million and $6.4 million in PIK and end of term income recorded for the nine-month periods ended September 30, 2010 and 2009, respectively.

Fee Income.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

Stock-Based Compensation.

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC 718, formally known as FAS 123 “Share-Based Payments” to account for stock options granted. Under ASC 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized.

Federal Income Taxes.

We intend to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code. We are subject to a non-deductible federal excise tax if we do not distribute at least 98% of our taxable income and 98% of our capital gain net income for each one year period ending on October 31. At December 31, 2009, no excise tax was recorded. At December 31, 2008, we recorded a liability for excise tax of approximately $203,000 on income and capital gains of approximately $5.0 million which was distributed in 2009. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Legal Proceedings

As of September 30, 2010, we were not a party to any material legal proceedings. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition.

Subsequent Events

The Board of Directors declared a cash dividend of $0.20 per share that will be payable on December 17, 2010 to shareholders of record as of November 10, 2010. This dividend would represent the Company’s twenty-first consecutive dividend declaration since its initial public offering, and will bring the total cumulative dividend declared to date to $5.81 per share.

As of November 2, 2010, we have:

1.	Closed commitments of $44.0 million to new portfolio companies and funded approximately $26.4 million since the close of the third quarter.

2.	Pending commitments (signed term sheets) of over $103.0 million.

3.	The table below summarizes our year-to-date closed and pending commitments as follows:

2010 Closed Commitments and Pending Commitments (in millions)

1st Half 2010 Closed Commitments(a)	$253.3
Q3-10 Closed Commitments(a)	$67.8
Year to Date, through Q3-10 Closed Commitments(a)	$321.1
Q4-10 Closed Commitments (as of 11-02-2010)	$44.0
Total 2010 Closed Commitments(b)	$365.1
Pending Commitments (as of 11-02-2010)(c)	$103.3
Total	$468.4
(a)	Year to Date Closed Commitments excludes $74.2 million of existing credit restructures and renewals.
(b)	Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.
(c)	Not all pending commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

In October 2010, Aegerion Pharmaceuticals, Inc. (NASDAQ:AEGR) completed its IPO of 5,000,000 shares of its common stock at $9.50 per share, before underwriting discounts and commissions. As of November 2, 2010 we have an unrealized gain of approximately $1.0 million based on a close price of $10.25, which is not reflected in the third quarter and will change based on future market conditions.

In October 2010, PSS Systems was acquired by IBM (NYSE: IBM) for an undisclosed amount.

In October, 2010, Aveo Pharmaceuticals announced the execution of a securities purchase agreement for a private placement, or “PIPE”, financing. Upon the closing of the PIPE financing, AVEO will receive gross proceeds of approximately $61 million resulting from the sale of 4.5 million shares of common stock.

On October 21, 2010, InfoLogix received notice that the NASDAQ Listing Qualifications Panel had determined to delist its common stock from the NASDAQ Stock Market and suspended trading of its common stock effective with the open of trading on October 21, 2010, as a result of InfoLogix’s non-compliance with the minimum $2.5 million stockholders’ equity requirement, set forth in NASDAQ Listing Rule 5550(b)(2). The closing price of InfoLogix’s common stock on October 20, 2010 was $4.28 compared to a closing price of $2.40 on October 21, 2010. The closing price on September 30, 2010 was $4.22. Furthermore, we advanced an additional $2.9 million in October. Infologix continues to explore strategic options as previously disclosed by the company.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net investment income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

As of September 30, 2010, approximately 84.8% of our portfolio loans were at floating rates or floating with a floor and 15.2% of our loans were at fixed rates. Over time additional investments may be at floating rates. We may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. Interest rates on our borrowings are based primarily on LIBOR.

Borrowings under our SBA program are fixed at the ten year treasury rate every March and September for borrowings of the preceding six months. Borrowings under the program are charged interest based on ten year treasury rates plus a spread and the rates are generally set for a pool of debentures issued by the SBA in nine-month periods. The rates of borrowings under the various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 3.22% to 5.73%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fee on HT II debentures that pooled on September 22, 2010 were 0.406% and 0.29%, depending upon the year the underlying commitment was closed in. The annual fees on other debentures have been set at 0.906%. Interest is payable semi-annually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility requires the payment of a non-use fee of 0.5% annually, which reduces to 0.3% on the one year anniversary of the credit facility. The Wells Facility is collateralized by debt investment in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. There were no borrowings outstanding under this facility at September 30, 2010. The facility expires in August 2011.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%, an advance rate of 50% against eligible loans, and secured by loans in the borrowing base. The Union Bank Facility requires the payment of a unused fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. There were no outstanding borrowings under this facility at September 30, 2010.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by floating rate assets in our investment portfolio.

CERTAIN ADDITIONAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

As described more fully in the accompanying prospectus, we have elected to be taxed as a RIC under Subchapter M of the Code and the applicable Treasury Regulations, which set forth the requirements for qualification as a RIC. The following discussion, which supplements and updates the discussion under the heading “Certain United States Federal Income Tax Considerations” in the accompanying prospectus, is a summary of certain additional material U.S. federal income tax considerations. You are urged to consult your own tax advisor regarding the specific tax consequences of the purchase, ownership and sale of our common stock.

Sunset of Reduced Tax Rate Provisions

Several of the tax considerations described under the heading “Certain United States Federal Income Tax Considerations” in the accompanying prospectus are subject to sunset provisions. These sunset provisions generally provide that for taxable years beginning after December 31, 2010, certain provisions in the Code that are currently applicable will revert back to earlier versions of such provisions. As a result, the federal income tax rates applicable to ordinary income, long-term capital gain and qualified dividend income for taxpayers taxed at individual rates will increase beginning January 1, 2011, absent congressional action. Consequently, prospective investors should consult their own tax advisors regarding the effect of the sunset provisions on an investment in our common stock.

Special Exemption from Withholding

For taxable years beginning prior to January 1, 2010, except as provided below, we generally were not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly designated such distributions and certain other requirements were satisfied. For a further discussion of these requirement, see “Certain United States Federal Income Tax Considerations—Taxation of Non-U.S. Stockholders.” This special exemption from withholding tax on certain distributions expired on January 1, 2010. A bill that would extend this exemption to tax years beginning before January 1, 2011, was recently introduced in the Senate. However, no assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2010, or whether any of our distributions will be designated as eligible for this special exemption from withholding tax.

Recently Enacted Tax Legislation

Recently enacted legislation that becomes effective after December 31, 2012, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their stock, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their stock and proceeds from the sale of their stock. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

For taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

Prospective investors are encouraged to consult with their tax advisors regarding the possible implications of the recent legislation described herein on an investment in our common stock.

UNDERWRITING

Under the terms and subject to the conditions contained in an underwriting agreement dated November     , 2010, we have agreed to sell to the underwriters named below, for whom RBC Capital Markets, LLC, JMP Securities LLC and Stifel, Nicolaus & Company, Inc. are acting as representatives, the following respective numbers of shares of common stock at the offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus:

Underwriter	Number of Shares
RBC Capital Markets, LLC
JMP Securities LLC
Stifel, Nicolaus & Company, Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
Janney Montgomery Scott LLC
Macquarie Capital (USA) Inc.

Total	5,750,000

The underwriting agreement provides that the underwriters are obligated to purchase all of the shares of common stock in the offering if any are purchased, other than those shares covered by the over-allotment option described below subject to certain conditions precedent. The underwriting agreement also provides that if an underwriter defaults the purchase commitments of non-defaulting underwriters may be increased or the offering may be terminated.

The underwriters have advised us that they propose to offer the shares of common stock initially at the public offering price set forth on the cover page of this prospectus supplement and to selling group members at that price less a selling concession of $             per share.

We have granted to the underwriters a 30-day option to purchase on a pro rata basis up to 862,500 additional shares at the initial public offering price less the underwriting discounts and commissions. The option may be exercised only to cover any over allotments of common stock.

The following table summarizes the compensation and estimated expenses that we will pay.

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Public offering price
Underwriting Discounts and Commissions paid by us
Proceeds, before expenses to us

We expect that our expenses for this offering will be approximately $500,000 excluding underwriting discounts and commissions in connection with this offering.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or contribute to payments that the underwriter may be required to make in that respect.

We have agreed that we will not directly or indirectly sell, offer to sell, enter into any agreement to sell, or otherwise dispose of, any equity or equity related securities of the Company or securities convertible into such securities, without the prior written consent of RBC Capital Markets, LLC for a period of 45 days after the date of this prospectus, except issuances of common stock pursuant to any employee or director compensation, dividend reinvestment, savings, or benefit plan, or distributions to the Company’s directors upon that individual’s election to receive shares of the company’s common stock in lieu of a cash retainer. However, in the event that either (1) during the last 17 days of the “lock-up” period, we release earnings results or material news or a material event relating to us occurs or (2) prior to the expiration of the “lock-up” period, we announce that we will release earnings results during the 16-day period beginning on the last day of the “lock-up” period, then in either case the expiration of the “lock-up” will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the occurrence of the material news or event, as applicable.

Our directors and senior executive officers have agreed that during the 45 days after the date of this prospectus supplement, subject to certain exceptions, they will not, without the prior written consent of RBC Capital Markets, LLC, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a “Disposition”), any shares of our common stock, any options or warrants to purchase any shares of our common stock or any securities convertible into or redeemable or exchangeable for shares of our common stock now owned or hereafter acquired directly by such person or with respect to which such person has or hereafter acquires the power of disposition. The foregoing restriction has been expressly agreed to preclude the holder of such securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of securities during the “lock-up” period, even if such securities would be disposed of by someone other than the holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any securities. Notwithstanding the foregoing, if (i) during the last 17 days of the “lock-up” period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the “lock-up” period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the “lock-up” period, the foregoing restrictions shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. These lock-up agreements will cover approximately 4,888,907 shares of our outstanding common stock and shares underlying warrants in the aggregate. These agreements will not cover shares acquired in connection with the participation in the Company’s dividend reinvestment plan, shares acquired upon the exercise of stock options pursuant to the Company’s stock option plan, pledges of securities in connection with their purchase upon the exercise of employee stock options following termination of employment with the Company, the sale of shares in connection with net issuances of shares to satisfy tax withholding obligations related to the vesting of shares of restricted stock or the exercise of stock options to purchase shares of the Company’s common stock that were granted pursuant to the Company’s equity compensation plans, or the exercise or conversion of any security into shares of our common stock so long as the shares received remain subject to the “lock-up.” The agreements also exclude dispositions (i) as a bona fide gift or gifts, (ii) as a distribution to partners or shareholders of such person (or in the case of a trust, to the beneficiaries thereof), (iii) to any corporation controlled by the transferor, (iv) to any trust for the direct or indirect benefit of the transferor or their immediate family, provided that such transfer does not involve a disposition for value other than for the benefit of the transferor’s immediate family, and (v) charitable dispositions of securities that do not involve a disposition for value, provided that in each case (i)-(v) the recipient agrees in writing to be bound by the restrictions of the “lock-up.” RBC Capital Markets, LLC may, in their sole discretion, allow any of these parties to dispose of common stock or other securities prior to the expiration of the 45 day period. There are, however, no agreements between RBC Capital Markets, LLC and the parties that would allow them to do so as of the date of this prospectus supplement.

The underwriters do not intend to confirm sales to any account over which they exercise discretionary authority.

Until the distribution of the common stock is completed, rules of the Securities and Exchange Commission may limit the ability of the underwriter and certain selling group members to bid for and purchase the common stock. As an exception to these rules, the underwriters are permitted to engage in certain transactions that stabilize, maintain or otherwise affect the price of the common stock.

In connection with this offering, the underwriters may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions, penalty and market making bids in accordance with Regulation M under the Securities Act of 1934.

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

•

Over-allotment transactions involve sales by the underwriters of the shares of common stock in excess of the number of shares the underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of shares over-allotted by the underwriters is not greater than the number of shares that they may purchase in the over allotment option. In a naked short position, the number of shares involved is greater than the number of shares in the over allotment option. The underwriters may close out any covered short position by either exercising its over allotment option and/or purchasing shares in the open market.

•

Syndicate covering transactions involve purchases of the shares of common stock in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which it may purchase shares through the over allotment option. If the underwriters sell more shares than could be covered by the over allotment option, a naked short position, the position can only be closed out by buying shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•

Penalty bids permit representatives to reclaim a selling concession from a syndicate member when the shares of common stock originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

•

In passive market making, market makers in the common stock who are underwriters or prospective underwriters may, subject to limitations, make bids for or purchases of our common stock until the time, if any, at which a stabilizing bid is made.

These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of our common stock or preventing or retarding a decline in the market price of the common stock. As a result the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the NASDAQ Global Select Market or otherwise and, if commenced may be discontinued at any time.

The underwriters will deliver an accompanying prospectus and prospectus supplement to all purchasers of shares of common stock in the short sales. The purchases of shares of common stock in short sales are entitled to the same remedies under the federal securities laws as any other purchaser of shares of common stock covered by this prospectus supplement.

The underwriter is not obligated to engage in any of the transactions described above. If it does engage in any of these transactions, it may discontinue them at any time.

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each of the underwriters has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the Relevant Implementation Date) it has not made and will not make an offer of shares of common stock of the Company to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares of common stock of the Company which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares of common stock of the Company to the public in that Relevant Member State at any time,

•	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

•

to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

•

to fewer than 100 natural or legal persons (other than qualified investors as described in the Prospectus Directive) subject to obtaining the prior consent of the representatives of the underwriters; or

•	in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of shares of common stock of the Company to the public” in relation to any Shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares of common stock of the Company to be offered so as to enable an investor to decide to purchase or subscribe the shares of common stock of the Company, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Each of the underwriters has represented and agreed that:

•

it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (“FSMA”)) received by it in connection with the issue or sale of the shares of common stock of the Company to persons who have professional experience in matters relating to investments falling with Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 or in circumstances in which section 21 of FSMA otherwise does not apply to the Company; and

•

it has complied with, and will comply with all applicable provisions of FSMA with respect to anything done by it in relation to the common stock of the Company, from or otherwise involving the United Kingdom.

Our common stock is quoted on the Nasdaq Global Select Market under the trading symbol “HTGC.”

In the ordinary course of its businesses, the underwriters and/or their affiliates have in the past performed, and many continue to perform, investment banking, broker dealer, lending, financial advisory or other services for us for which they have received, or may receive, customary compensation.

The principal address of RBC Capital Markets, LLC is 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281, JMP Securities LLC is 600 Montgomery Street, San Francisco, CA 94111, Stifel, Nicolaus & Company, Incorporated is 501 North Broadway, Louis, MO 63102, BB&T Capital Markets, a division of Scott & Stringfellow, LLC is 901 East Byrd Street, Suite 410, Richmond, VA 23219, Janney Montgomery Scott LLC is 60 State Street, 35th Floor, Boston, MA 02109, and Macquarie Capital (USA) Inc. is 125 West 55th St., 17th Floor, New York, NY 10019.

LEGAL MATTERS

Certain legal matters with respect to the validity of the shares of common stock we are offering will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters related to the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, NY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited consolidated financial statements and schedule included in this prospectus have been so included in reliance upon the report of Ernst & Young LLP, our former independent registered public accountants, upon the authority of said firm as experts in accounting and auditing in giving said report. Ernst & Young LLP’s principal business address is 560 Mission Street, San Francisco, CA 94105.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 9, 2010, we dismissed Ernst & Young LLP as our independent registered public accounting firm. During the fiscal years ended December 31, 2008 and 2009 and through September 9, 2010, there were no disagreements between us and Ernst & Young LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of such disagreements in its reports on the financial statements for such years. Nor were there any “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended.

On September 9, 2010, we engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2010. During the two most recent fiscal years and through September 9, 2010, the date of the engagement of PriceWaterhouseCoopers, neither the Company nor any person on its behalf has consulted with PriceWaterhouseCoopers with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Avenue, New York, NY 10017.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

CONSOLIDATED FINANCIAL STATEMENTS

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(Unaudited—dollars in thousands, except per share data)

	September 30, 2010 (unaudited)	December 31, 2009
Assets
Investments:
Non-affiliate investments (cost of $397,925 and $353,648, respectively)	$370,720	$335,979
Affiliate investments (cost of $2,880 and $2,880, respectively)	2,846	2,274
Control investments (cost of $26,992 and $23,823, respectively)	33,935	32,184

Total investments, at value (cost of $427,796 and $380,351 respectively)	407,501	370,437
Deferred loan origination revenue	(5,033)	(2,425)
Cash and cash equivalents	83,011	124,828
Interest receivable	11,512	10,309
Other assets	7,291	5,818

Total assets	504,282	508,967

Liabilities
Accounts payable and accrued liabilities	5,733	11,852
Long-term SBA Debentures	160,000	130,600

Total liabilities	165,733	142,452

Net assets	$338,549	$366,515

Net assets consist of:
Common stock, par value	$36	$35
Capital in excess of par value	409,389	409,036
Unrealized appreciation (depreciation) on investments	(22,247)	(10,028)
Accumulated realized gains (losses) on investments	(43,273)	(28,129)
Distributions in excess of investment income	(5,356)	(4,399)

Total net assets	$338,549	$366,515

Shares of common stock outstanding ($0.001 par value, 60,000 authorized)	36,158	35,634

Net asset value per share	$9.36	$10.29

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		$69	$920
		Preferred Stock Warrants		35	181
		Preferred Stock Warrants		39	95
		Preferred Stock		1,341	2,316

Total Acceleron Pharmaceuticals, Inc.				1,484	3,512

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.15% or Floor rate of 11.9%	$25,000	24,517	24,517
		Preferred Stock Warrants		190	426
		Preferred Stock Warrants		104	103
		Preferred Stock Warrants		24	37
		Preferred Stock Warrants		288	398
		Preferred Stock Warrants		288	398

Total Aveo Pharmaceuticals, Inc.				25,411	25,879

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures July 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%	$5,355	5,259	5,259
		Preferred Stock Warrants		206	164
		Preferred Stock Warrants		31	29
		Preferred Stock Warrants		28	22
		Preferred Stock		503	503

Total Dicerna Pharmaceuticals, Inc.				6,027	5,977

Elixir Pharmaceuticals, Inc(8)	Drug Discovery	Senior Debt Matures October 2011 Interest rate Prime + 9.25% or Floor rate of 12.5%	$6,531	6,531	—
		Preferred Stock Warrants		217	—

Total Elixir Pharmaceuticals, Inc.				6,748	—

EpiCept Corporation	Drug Discovery	Common Stock Warrants		4	42
		Common Stock Warrants		40	4

Total EpiCept Corporation				44	46

Horizon Therapeutics, Inc.	Drug Discovery	Preferred Stock Warrants		231	—

Total Horizon Therapeutics, Inc.				231	—

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock		1,500	—

Total Inotek Pharmaceuticals Corp.				1,500	—

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		155	113
		Preferred Stock		2,000	1,470

Total Merrimack Pharmaceuticals, Inc.				2,155	1,583

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		137	122
		Preferred Stock		1,000	999

Total Paratek Pharmaceuticals, Inc.				1,137	1,121

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
PolyMedix, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.1% or Floor rate of 12.35%	$10,000	$9,618	$9,618
		Preferred Stock Warrants		480	268

Total PolyMedix, Inc.				10,098	9,886

Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2011 Interest rate Prime + 2.16%	$2,916	2,916	2,916
		Preferred Stock Warrants		152	441

Total Portola Pharmaceuticals, Inc.				3,068	3,357

Total Drug Discovery (15.17%)*				57,903	51,361

Affinity Videonet, Inc(4)	Communications & Networking	Senior Debt Matures June 2012 Interest rate Prime + 8.75% or Floor rate of 12.00%	$1,685	1,736	1,736
		Senior Debt
		Matures June 2012 Interest rate Prime + 14.75% or Floor rate of 18.00%	$2,000	2,084	2,084
		Revolving Line of Credit
		Matures June 2012 Interest rate Prime + 9.75% or Floor rate of 13.00%	$500	500	500
		Preferred Stock Warrants		102	166

Total Affinity Videonet, Inc.				4,422	4,486

E-band Communications, Corp.(6)	Communications & Networking	Preferred Stock		2,880	2,846

Total E-Band Communications, Corp.				2,880	2,846

IKANO Communications, Inc.	Communications & Networking	Senior Debt Matures August 2011 Interest rate 12.00%	$2,779	2,779	2,779
		Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				2,896	2,779

Intelepeer, Inc.	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 8.125%	$5,185	5,114	5,114
		Preferred Stock Warrants		102	94

Total Intelepeer, Inc.				5,216	5,208

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	39
		Preferred Stock		250	225

Total Neonova Holding Company				344	264

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Opsource, Inc.(4)	Communications & Networking	Senior Debt Matures June 2013 Interest rate Prime + 7.75% or Floor rate of 11.00%	$5,000	$4,811	$4,811
		Revolving Line of Credit Matures June 2011 Interest rate Prime + 5.25% or Floor rate of 8.50%	$1,500	1,500	1,500
		Preferred Stock Warrants		222	208

Total Opsource, Inc.				6,533	6,519

PeerApp, Inc.	Communications & Networking	Senior Debt Matures April 2013 Interest rate Prime + 7.5% or Floor rate of 11.50%	$3,000	2,951	2,951
		Preferred Stock Warrants		61	56

Total PeerApp, Inc.				3,012	3,007

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		95	134
		Preferred Stock		1,000	1,930

Total Peerless Network, Inc.				1,095	2,064

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	4

Total Ping Identity Corporation				52	4

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		123	327

Total Purcell Systems, Inc.				123	327

Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants		174	34

Total Seven Networks, Inc.				174	34

Stoke, Inc(4)	Communications & Networking	Senior Debt Matures May 2013 Interest rate Prime + 7.0% or	$4,000	3,947	3,947
		Preferred Stock Warrants		53	71
		Preferred Stock Warrants		65	61

Total Stoke, Inc.				4,065	4,079

Tectura Corporation	Communications & Networking	Senior Debt Matures March 2011 Interest rate 11%	$833	833	833
		Revolving Line of Credit Matures July 2011 Interest rate 11%	$16,517	17,456	17,456
		Preferred Stock Warrants		51	3

Total Tectura Corporation				18,340	18,292

Total Communications & Networking (14.74%)*				49,152	49,909

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Atrenta, Inc.	Software	Preferred Stock Warrants		$102	$36
		Preferred Stock Warrants		34	12
		Preferred Stock Warrants		95	15
		Preferred Stock		250	136

Total Atrenta, Inc.				481	199

Blurb, Inc.	Software	Senior Debt Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%	$1,721	1,696	1,696
		Preferred Stock Warrants		25	348
		Preferred Stock Warrants		299	224

Total Blurb, Inc.				2,020	2,268

Braxton Technologies, LLC.	Software	Preferred Stock Warrants		188	—

Total Braxton Technologies, LLC.				188	—

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	234

Total Bullhorn, Inc.				43	234

Clickfox, Inc.	Software	Senior Debt
		Matures July 2013 Interest rate Prime + 6.00% or Floor rate of 11.25%	$6,000	5,851	5,851
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 5.00% or Floor rate of 12.00%	$2,000	2,000	2,000
		Preferred Stock Warrants		177	128
		Preferred Stock Warrants		152	163

Total Clickfox, Inc.				8,180	8,142

Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	10

Total Forescout Technologies, Inc.				99	10

GameLogic, Inc.	Software	Preferred Stock Warrants		92	—

Total GameLogic, Inc.				92	—

HighJump Acquisition, LLC.	Software	Senior Debt Matures May 2013 Interest rate Libor + 8.75% or Floor rate of 12.00%	$15,000	15,000	15,000

Total HighJump Acquisition, LLC.				15,000	15,000

HighRoads, Inc.	Software	Preferred Stock Warrants		44	61

Total HighRoads, Inc.				44	61

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Infologix, Inc(4)(7)	Software	Senior Debt
		Matures November 2013 Interest rate 12.00%	$5,500	$5,500	$5,500
		Convertible Senior Debt Matures November 2014 Interest rate 12.00%		707	723
		Revolving Line of Credit Matures May 2011 Interest rate 12.00%	$7,617	7,617	7,617
		Senior Debt Matures December 2010 Interest rate 18.00%	$2,202	2,202	2,202
		Senior Debt Matures April 2013 Interest rate 8.00%	$1,350	1,350	1,350
		Senior Debt Matures September 2011 Interest rate 10.00%	$500	500	500
		Preferred Stock Warrants		725	2,740
		Common Stock		5,000	5,680
		Common Stock		3,391	7,623

Total Infologix, Inc.				26,992	33,935

PSS Systems, Inc.	Software	Preferred Stock Warrants		51	13

Total PSS Systems, Inc.				51	13

Rockyou, Inc.	Software	Preferred Stock Warrants		117	183

Total Rockyou, Inc.				117	183

Sportvision, Inc.	Software	Preferred Stock Warrants		39	—

Total Sportvision, Inc.				39	—

Unify Corporation	Software	Senior Debt Matures June 2015 Interest rate Libor + 8.25% or Floor rate of 10.25%	$24,000	22,746	22,746
		Revolving Line of Credit Matures June 2015 Interest rate Libor + 7.25% or Floor rate of 9.25%	$3,250	3,250	3,250
		Preferred Stock Warrants		1,435	1,567

Total Unify Corporation				27,431	27,563

WildTangent, Inc.	Software	Preferred Stock Warrants		238	12

Total WildTangent, Inc.				238	12

Total Software (25.88%)*				81,015	87,620

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Luminus Devices, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2011 Interest rate 11.875%	$1,290	$1,290	$1,290
		Preferred Stock Warrants		183	—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		334	—

Total Luminus Devices, Inc.				1,891	1,290

Maxvision Holding, LLC.	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 7.25% or Floor rate of 10.75%	$5,000	5,318	318
		Senior Debt Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,659	3,659	3,659
		Revolving Line of Credit Matures April 2012 Interest rate Prime + 5.0% or Floor rate of 8.5%	$3,100	3,180	3,180
		Common Stock		82	—

Total Maxvision Holding, LLC				12,239	7,157

Shocking Technologies, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		63	89

Total Shocking Technologies, Inc.				63	89

Spatial Photonics, Inc.(8)	Electronics & Computer Hardware	Senior Debt Matures April 2011 Interest rate 10.07%	$722	722	—
		Preferred Stock Warrants		130	—
		Preferred Stock		500	—

Total Spatial Photonics, Inc.				1,352	—

VeriWave, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		54	—
		Preferred Stock Warrants		46	—

Total VeriWave, Inc.				100	—

Total Electronics & Computer Hardware (2.52%)*				15,645	8,536

Aegerion Pharmaceuticals, Inc(4)	Specialty Pharmaceuticals	Senior Debt Matures September 2011 Interest rate Prime + 2.50% or Floor rate of 11.00%	$3,269	3,269	3,269
		Convertible Senior Debt
		Matures December 2011	$401	401	401
		Preferred Stock Warrants		69	382
		Preferred Stock		1,000	500

Total Aegerion Pharmaceuticals, Inc.				4,739	4,552

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Althea Technologies, Inc.	Specialty Pharmaceuticals	Senior Debt Matures October 2013 Interest rate Prime + 7.70% or Floor rate of 10.95%	$12,000	$11,711	$11,711
		Preferred Stock Warrants		309	245

Total Althea Technologies, Inc.				12,020	11,956

Chroma Therapeutics, Ltd.(5)	Specialty Pharmaceuticals	Senior Debt Matures September 2013 Interest rate Prime + 7.75% or Floor rate of 12.00%	$10,000	9,610	9,610
		Preferred Stock Warrants		490	366

Total Chroma Therapeutics, Ltd.				10,100	9,976

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%	$10,972	10,921	10,921
		Convertible Senior Debt
		Matures March 2012	$1,888	1,888	2,861
		Preferred Stock Warrants		220	—
		Preferred Stock Warrants		307	—
		Preferred Stock		750	—

Total Quatrx Pharmaceuticals Company				14,086	13,782

Total Specialty Pharmaceuticals (11.89%)*				40,945	40,266

Annie’s, Inc.	Consumer & Business Products	Preferred Stock Warrants		321	99

Total Annie’s, Inc.				321	99

IPA Holdings, LLC(4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 7.75% or Floor rate of 12.0%	$8,625	8,919	8,919
		Senior Debt Matures May 2013 Interest rate Prime + 10.75% or Floor rate of 15.0%	$6,500	6,873	6,873
		Revolving Line of Credit Matures November 2012 Interest rate Prime + 7.25% or Floor rate of 11.50%	$856	856	856
		Preferred Stock Warrants		275	—
		Common Stock		500	—

Total IPA Holdings, LLC				17,423	16,648

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		$24	$49
		Preferred Stock		500	306

Total Market Force Information, Inc.				524	355

OnTech Operations, Inc.	Consumer & Business Products	Preferred Stock Warrants		452	—
		Preferred Stock Warrants		218	—
		Preferred Stock		1,000	—

Total OnTech Operations, Inc.				1,670	—

Trading Machines, Inc.	Consumer & Business Products	Senior Debt Matures January 2014 Interest rate Prime + 10.25% or Floor rate of 13.50%	$10,000	9,174	9,174
		Preferred Stock Warrants		879	751
		Preferred Stock		50	50

Total Trading Machines, Inc.				10,103	9,975

Velocity Technology Solutions, Inc.	Consumer & Business Products	Senior Debt Matures February 2015 Interest rate LIBOR + 8% or Floor rate of 11.00%	$15,834	15,834	15,834
		Senior Debt Matures February 2015 Interest rate LIBOR + 10% or Floor rate of 13.00%	$8,333	8,446	8,446

Total Velocity Technology Solutions, Inc.				24,280	24,280

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		252	1,218
		Preferred Stock		250	265

Total Wageworks, Inc.				502	1,483

Total Consumer & Business Products (15.61%)*				54,823	52,840

Enpirion, Inc.	Semiconductors	Preferred Stock Warrants		157	—

Total Enpirion, Inc.				157	—

iWatt, Inc.	Semiconductors	Preferred Stock Warrants		46	2
		Preferred Stock Warrants		51	—
		Preferred Stock Warrants		73	—
		Preferred Stock Warrants		458	18
		Preferred Stock		490	362

Total iWatt, Inc.				1,118	382

NEXX Systems, Inc.	Semiconductors	Preferred Stock Warrants		297	1,032
		Preferred Stock		277	704

Total NEXX Systems, Inc.				574	1,736

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Quartics, Inc.	Semiconductors	Preferred Stock Warrants		$53	$—

Total Quartics, Inc.				53	—

Solarflare Communications, Inc.	Semiconductors	Preferred Stock Warrants		83	—
		Common Stock		642	—

Total Solarflare Communications, Inc.				725	—

Total Semiconductors (0.63%)*				2,627	2,118

Alexza Pharmaceuticals, Inc.(4)	Drug Delivery	Senior Debt Matures October 2013 Interest rate Prime + 6.5% or Floor rate of 10.75%	$15,000	14,459	14,459
		Preferred Stock Warrants		645	570

Total Alexza Pharmaceuticals, Inc.				15,104	15,029

Labopharm USA, Inc.(5)	Drug Delivery	Senior Debt Matures December 2012 Interest rate 10.95%	$20,000	19,768	19,768
		Common Stock Warrants		635	368

Total Labopharm USA, Inc.				20,403	20,136

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		36	65
		Common Stock Warrants		51	30
		Common Stock		499	290

Total Transcept Pharmaceuticals, Inc.				586	385

Total Drug Delivery (10.50%)*				36,093	35,550

BARRX Medical, Inc.	Therapeutic	Senior Debt Mature December 2011 Interest rate 11.00%	$3,573	3,570	3,570
		Revolving Line of Credit
		Matures May 2011 Interest rate 10.00%
		Preferred Stock Warrants		76	66
		Preferred Stock		1,500	1,890

Total BARRX Medical, Inc.				5,146	5,526

EKOS Corporation	Therapeutic	Senior Debt Matures November 2010 Interest rate Prime + 2.00%	$496	502	502
		Preferred Stock Warrants		175	1
		Preferred Stock Warrants		153	—

Total EKOS Corporation				830	503

Gelesis, Inc.(8)	Therapeutic	Senior Debt Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%	$2,847	2,826	—
		Preferred Stock Warrants		58	—

Total Gelesis, Inc.				2,884	—

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants		$18	$5
		Preferred Stock		532	377

Total Gynesonics, Inc.				550	382

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		99	26

Total Light Science Oncology, Inc.				99	26

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants		71	1
		Preferred Stock Warrants		54	8
		Preferred Stock		1,000	1,359

Total Novasys Medical, Inc.				1,125	1,368

Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt Matures January 2015 Interest rate LIBOR + 8.0% or Floor rate of 10.50%	$6,750	6,750	6,750
		Senior Debt Matures January 2015 Interest rate LIBOR + 10.50% or Floor rate of 13.0%	$5,900	6,042	6,042

Total Pacific Child & Family Associates, LLC				12,792	12,792

Total Therapeutic (6.08%)*				23,426	20,597

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		147	—
		Preferred Stock		177	292

Total Cozi Group, Inc.				324	292

Invoke Solutions, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		56	73
		Preferred Stock Warrants		26	17

Total Invoke Solutions, Inc.				82	90

Prism Education Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		43	36

Total Prism Education Group, Inc.				43	36

RazorGator Interactive Group, Inc.(4)	Internet Consumer & Business Services	Revolving Line of Credit Matures October 2011 Interest rate Prime + 9.50% or Floor rate of 14.00%	$3,658	3,217	3,217
		Preferred Stock Warrants		13	—
		Preferred Stock Warrants		28	—
		Preferred Stock Warrants		1,183	—
		Preferred Stock		1,000	—

Total RazorGator Interactive Group, Inc.				5,441	3,217

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Reply! Inc.(4)	Internet Consumer & Business Services	Senior Debt Matures June 2013 Interest rate Prime + 6.5% or Floor rate of 9.75%	$5,000	$5,000	$5,000

Total Reply! Inc.				5,000	5,000

Total Internet Consumer & Business Services (2.55%)				10,890	8,635

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		106	1
		Common Stock Warrants		49	—

Total Lilliputian Systems, Inc.				155	1

Total Energy (0.00%)*				155	1

Box.net, Inc.	Information Services	Senior Debt Matures May 2011 Interest rate Prime + 1.50% or Floor rate of 7.50%	$332	329	329
		Senior Debt Matures September 2011 Interest rate Prime + 0.50% or Floor rate of 6.50%	$168	168	168
		Preferred Stock Warrants		73	182
		Preferred Stock		500	500

Total Box.net, Inc.				1,070	1,179

Buzznet, Inc.	Information Services	Preferred Stock Warrants		9	—
		Preferred Stock		250	45

Total Buzznet, Inc.				259	45

XL Education Corp.	Information Services	Common Stock		880	880

Total XL Education Corp.				880	880

hi5 Networks, Inc.	Information Services	Preferred Stock Warrants		213	—
		Preferred Stock		250	247

Total hi5 Networks, Inc.				463	247

Jab Wireless, Inc.	Information Services	Preferred Stock Warrants		265	102

Total Jab Wireless, Inc.				265	102

Solutionary, Inc.	Information Services	Preferred Stock Warrants		94	—
		Preferred Stock Warrants		2	—
		Preferred Stock		250	50

Total Solutionary, Inc.				346	50

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Intelligent Beauty, Inc.	Information Services	Senior Debt Matures March 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$6,000	$6,000	$6,000

Total Intelligent Beauty, Inc.				6,000	6,000

Good Technologies, Inc.	Information Services	Common Stock		603	165

Total Good Technologies, Inc.				603	165

Coveroo, Inc.	Information Services	Preferred Stock Warrants		7	—

Total Coveroo, Inc.				7	—

Zeta Interactive Corporation	Information Services	Preferred Stock Warrants		172	12
		Preferred Stock		500	254

Total Zeta Interactive Corporation				672	266

Total Information Services (2.64%)				10,565	8,934

Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock		1,415	670

Total Novadaq Technologies, Inc.				1,415	670

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt Matures June 2011 Interest rate 10.25%	$5,136	5,083	5,083
		Preferred Stock Warrants		760	—
		Preferred Stock		3,656	2,759

Total Optiscan Biomedical, Corp.				9,499	7,842

Total Diagnostic (2.51%)*				10,914	8,512

Kamada, LTD.(5)	Biotechnology Tools	Preferred Stock Warrants		159	108
		Common Stock		752	1,382

Total Kamada, LTD.				911	1,490

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures May 2013 Interest rate Prime + 8.6% or Floor rate of 11.85%	$4,000	3,876	3,876
		Common Stock Warrants		192	—

Total Labcyte, Inc.				4,068	3,876

NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants		45	284
		Preferred Stock Warrants		33	19
		Preferred Stock		500	500

Total NuGEN Technologies, Inc.				578	803

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Solace Pharmaceuticals, Inc.(4)(8)	Biotechnology Tools	Senior Debt Matures August 2012 Interest rate Prime + 4.25% or Floor rate of 9.85%	$813	$810	$367
		Senior Debt Matures August 2012 Interest rate 8.0%	$250	250	—
		Preferred Stock Warrants		42	—
		Preferred Stock Warrants		54	—

Total Solace Pharmaceuticals, Inc.				1,156	367

Total Biotechnology Tools (1.93%)*				6,713	6,536

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants		37	5
		Preferred Stock		250	14

Total Crux Biomedical, Inc.				287	19

Transmedics, Inc.(4)	Surgical Devices	Senior Debt Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,295	8,295
		Preferred Stock Warrants		225	146
		Preferred Stock		1,100	1,100

Total Transmedics, Inc.				9,620	9,541

Total Surgical Devices (2.82%)*				9,907	9,560

Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants		482	283

Total Glam Media, Inc.				482	283

Waterfront Media, Inc. (Everyday Health)	Media/Content/Info	Preferred Stock Warrants		60	188
		Preferred Stock		1,000	713

Total Everyday Health				1,060	901

Total Media/Content/Info (0.35%)*				1,542	1,184

Calera, Inc.	Clean Tech	Senior Debt Matures July 2013 Interest rate Prime + 7.0% or Floor rate of 10.25%	$3,621	3,135	3,135
		Preferred Stock Warrants		513	470

Total Calera, Inc.				3,648	3,605

Propel Biofuels, Inc.	Clean Tech	Senior Debt Matures September 2013 Interest rate 11.0%	$1,030	863	863
		Preferred Stock Warrants		211	172

Total Propel Biofuels, Inc.				1,074	1,035

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

September 30, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Solexel, Inc.	Clean Tech	Preferred Stock Warrants		$670	$624

Total Solexel, Inc.				670	624

Trilliant, Inc.	Clean Tech	Senior Debt Matures May 2013 Interest rate Prime + 6.75% or Floor rate of 10.0%	$10,000	9,927	9,927
		Preferred Stock Warrants		89	83
		Preferred Stock Warrants		73	68

Total Trilliant, Inc.				10,089	10,078

Total Clean Tech (4.53%)*				15,481	15,342

Total Investments				427,796	407,501

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled and $16,329, $36,621 and $20,292 respectively. The tax cost of investments is $430,088.
(3)	Except for warrants in nine publicly traded companies and common stock in four publicly traded companies, all investments are restricted at September 30, 2010. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns at least 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at September 30, 2010, and is therefore considered non-income producing.

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		$69	$1,157
		Preferred Stock Warrants		35	215
		Preferred Stock		1,243	2,508

Total Acceleron Pharmaceuticals, Inc.				1,347	3,880

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures May 2012 Interest rate 11.13%	$14,564	14,509	14,509
		Preferred Stock Warrants		190	725
		Preferred Stock Warrants		104	219
		Preferred Stock Warrants		24	76

Total Aveo Pharmaceuticals, Inc.				14,827	15,529

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%	$6,603	6,434	6,434
		Preferred Stock Warrants		206	128
		Preferred Stock Warrants		31	22

Total Dicerna Pharmaceuticals, Inc.				6,671	6,584

Elixir Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures October 2011 Interest rate Prime + 9.25% or Floor rate of 12.5%	$8,067	8,067	8,067
		Preferred Stock Warrants		217	—

Total Elixir Pharmaceuticals, Inc.				8,284	8,067

EpiCept Corporation	Drug Discovery	Common Stock Warrants		8	38
		Common Stock Warrants		40	201

Total EpiCept Corporation				48	239

Horizon Therapeutics, Inc.	Drug Discovery	Senior Debt Matures July 2011 Interest rate Prime + 1.50%	$4,699	4,638	4,638
		Preferred Stock Warrants		231	—

Total Horizon Therapeutics, Inc.				4,869	4,638

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock		1,500	353

Total Inotek Pharmaceuticals Corp.				1,500	353

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		155	269
		Preferred Stock		2,000	1,699

Total Merrimack Pharmaceuticals, Inc.				2,155	1,968

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		137	55
		Preferred Stock		1,000	1,000

Total Paratek Pharmaceuticals, Inc.				1,137	1,055

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2011 Interest rate Prime + 2.16%	$6,666	$6,667	$6,671
		Preferred Stock Warrants		152	288

Total Portola Pharmaceuticals, Inc.				6,819	6,959

Recoly, N.V.(5)	Drug Discovery	Senior Debt Matures June 2012 Interest rate Prime + 4.25%	$2,576	2,576	2,576

Total Recoly, N.V.				2,576	2,576
Total Drug Discovery (14.15%)*				50,233	51,848

Affinity Videonet, Inc.(4)	Communications & Networking	Senior Debt Matures June 2012 Interest rate Prime + 8.75% or Floor rate of 12.00%	$2,318	2,326	2,326
		Senior Debt Matures June 2012 Interest rate Prime + 14.75% or Floor rate of 18.00%	$2,000	2,052	2,052
		Revolving Line of Credit Matures June 2012 Interest rate Prime + 9.75% or Floor rate of 13.00%	$500	500	500
		Preferred Stock Warrants		102	83

Total Affinity Videonet, Inc.				4,980	4,961

E-Band Communications Corp.(6)	Communications & Networking	Preferred Stock		2,880	2,274

Total E-Band Communications Corp.				2,880	2,274

IKANO Communications, Inc.	Communications & Networking	Senior Debt Matures August 2011 Interest rate 12.00%	$6,472	6,472	6,472
		Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				6,589	6,472

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	42
		Preferred Stock		250	247

Total Neonova Holding Company				344	289

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		95	—
		Preferred Stock		1,000	800

Total Peerless Network, Inc.				1,095	800

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	168

Total Ping Identity Corporation				52	168

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		$123	$386

Total Purcell Systems, Inc.				123	386

Rivulet Communications, Inc.(4)	Communications & Networking	Senior Debt Matures March 2010 Interest rate Prime + 8.00% or Floor rate of 12%	$1,063	1,060	1,060
		Preferred Stock Warrants		146	—
		Common Stock		250	—

Total Rivulet Communications, Inc.				1,456	1,060

Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants		174	11

Total Seven Networks, Inc.				174	11

Stoke, Inc.	Communications & Networking	Preferred Stock Warrants		53	81

Total Stoke, Inc.				53	81

Tectura Corporation	Communications & Networking	Senior Debt Matures September 2010 Interest rate Prime + 10.75% or Floor rate of 14.00%	$1,875	1,875	1,875
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 10.75% or Floor rate of 14.00%	$9,908	10,238	10,238
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 10.75% or Floor rate of 14.00%	$5,000	5,156	5,156
		Preferred Stock Warrants		51	—

Total Tectura Corporation				17,320	17,269

Zayo Bandwidth, Inc.	Communications & Networking	Senior Debt Matures November 2013 Interest rate Libor + 5.25%	$24,750	24,750	24,317

Total Zayo Bandwith, Inc.				24,750	24,317

Total Communications & Networking (15.85%)*				59,816	58,088

Atrenta, Inc.	Software	Preferred Stock Warrants		102	99
		Preferred Stock Warrants		34	32
		Preferred Stock Warrants		95	159
		Preferred Stock		250	375

Total Atrenta, Inc.				481	665

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Blurb, Inc.	Software	Senior Debt Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%	$3,329	$3,234	$3,234
		Preferred Stock Warrants		25	128
		Preferred Stock Warrants		299	69

Total Blurb, Inc.				3,558	3,431

Braxton Technologies, LLC	Software	Preferred Stock Warrants		188	116

Total Braxton Technologies, LLC				188	116

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	248

Total Bullhorn, Inc.				43	248

Clickfox, Inc.	Software	Senior Debt Matures September 2011 Interest rate Prime + 5.00% or Floor rate of 10.25%	$3,754	3,683	3,683
		Revolving Line of Credit Matures July 2010 Interest rate Prime + 8.50% or Floor rate of 13.5%	$2,000	2,003	2,003
		Preferred Stock Warrants		177	143

Total Clickfox, Inc.				5,863	5,829

Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	77

Total Forescout Technologies, Inc.				99	77

GameLogic, Inc.	Software	Preferred Stock Warrants		92	1

Total GameLogic, Inc.				92	1

HighJump Acquisition, LLC	Software	Senior Debt Matures May 2013 Interest rate Libor + 8.75% or Floor rate of 12.00%	$15,000	15,000	15,000

Total HighJump Acquisition, LLC				15,000	15,000

HighRoads, Inc.	Software	Preferred Stock Warrants		44	13

Total HighRoads, Inc.				44	13

Infologix, Inc.(4)(7)	Software	Senior Debt Matures November 2013 Interest rate 12.00%	$5,500	5,500	5,500
		Convertible Senior Debt Matures November 2014 Interest rate 12.00%	$5,000	5,004	10,060
		Revolving Line of Credit Matures May 2011 Interest rate 12.00%	$7,559	7,559	7,559
		Common Stock Warrants		760	1,494
		Common Stock		5,000	7,571

Total Infologix, Inc.				23,823	32,184

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Intelliden, Inc.	Software	Preferred Stock Warrants		$18	$—

Total Intelliden, Inc.				18	—

PSS Systems, Inc.	Software	Preferred Stock Warrants		51	71

Total PSS Systems, Inc.				51	71

Rockyou, Inc.	Software	Preferred Stock Warrants		117	140

Total Rockyou, Inc.				117	140

Savvion, Inc.(4)	Software	Senior Debt Matures February 2011 Interest rate Prime + 7.75% or Floor rate of 11.00%	$2,117	2,065	2,065
		Revolving Line of Credit Matures May 2010 Interest rate Prime + 6.75% or Floor rate of 10.00%	$1,500	1,500	1,500
		Preferred Stock Warrants		52	183

Total Savvion, Inc.				3,617	3,748

Sportvision, Inc.	Software	Preferred Stock Warrants		39	47

Total Sportvision, Inc.				39	47

WildTangent, Inc.	Software	Preferred Stock Warrants		238	77

Total WildTangent, Inc.				238	77

Total Software (16.82%)*				53,272	61,647

Luminus Devices, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2011 Interest rate 12.875%	$1,062	1,062	1,062
		Preferred Stock Warrants		183	—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		334	—

Total Luminus Devices, Inc.				1,663	1,062

Maxvision Holding, LLC	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 5.50%	$5,000	5,220	5,220
		Senior Debt Matures April 2012 Interest rate Prime + 2.25%	$4,409	4,409	4,409
		Revolving Line of Credit Matures April 2012 Interest rate Prime + 2.25%	$2,500	2,580	2,580
		Common Stock		81	170

Total Maxvision Holding, LLC				12,290	12,379

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Shocking Technologies, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2010 Interest rate Prime + 2.50%	$1,867	$1,858	$1,858
		Preferred Stock Warrants		63	119

Total Shocking Technologies, Inc.				1,921	1,977

Spatial Photonics, Inc.	Electronics & Computer Hardware	Senior Debt Matures April 2011 Interest rate 10.066%	$1,980	1,957	1,957
		Senior Debt Mature April 2011 Interest rate 9.217%	$197	197	197
		Preferred Stock Warrants		129	—
		Preferred Stock		500	129

Total Spatial Photonics, Inc.				2,783	2,283

VeriWave, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		54	—
		Preferred Stock Warrants		46	—

Total VeriWave, Inc.				100	—

Total Electronics & Computer Hardware (4.83%)*				18,757	17,701

Aegerion Pharmaceuticals, Inc.(4)	Specialty Pharmaceuticals	Senior Debt Matures September 2011 Interest rate Prime + 2.50% or Floor rate of 11.00%	$5,481	5,482	5,482
		Convertible Senior Debt Matures December 2010	$279	279	279
		Preferred Stock Warrants		69	253
		Preferred Stock		1,000	1,019

Total Aegerion Pharmaceuticals, Inc.				6,830	7,033

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%	$15,417	15,299	15,299
		Convertible Senior Debt Matures March 2010	$1,888	1,888	2,861
		Preferred Stock Warrants		220	—
		Preferred Stock Warrants		307	—
		Preferred Stock		750	—

Total QuatRx Pharmaceuticals Company				18,464	18,160

Total Specialty Pharmaceuticals (6.87%)*				25,294	25,193

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Annie’s, Inc.	Consumer & Business Products	Senior Debt - Second Lien Matures April 2011 Interest rate LIBOR + 6.50% or Floor rate of 10.00%	$6,000	$6,060	$6,060
		Preferred Stock Warrants		321	113

Total Annie’s, Inc.				6,381	6,173

IPA Holdings, LLC(4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 8.25% or Floor rate of 12.5%	$9,500	9,633	9,633
		Senior Debt Matures May 2013 Interest rate Prime + 11.25% or Floor rate of 15.5%	$6,500	6,625	6,625
		Revolving Line of Credit Matures November 2012 Interest rate Prime + 7.75% or Floor rate of 12.00%	$856	856	856
		Common Stock Warrants		275	—
		Common Stock		500	120

Total IPA Holding, LLC				17,889	17,234

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		24	—
		Preferred Stock		500	267

Total Market Force Information, Inc.				524	267

OnTech Operations, Inc.(8)	Consumer & Business Products	Senior Debt Matures June 2010 Interest rate 16.00%	$106	106	—
		Preferred Stock Warrants		452	—
		Preferred Stock Warrants		218	—
		Preferred Stock		1,000	—

Total OnTech Operations, Inc.				1,776	—

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		252	1,425
		Preferred Stock		250	368

Total Wageworks, Inc.				502	1,793

Total Consumer & Business Products (6.95%)*				27,072	25,467

Custom One Design, Inc.(8)	Semiconductors	Senior Debt Matures September 2010 Interest rate 11.50%	$426	422	122
		Common Stock Warrants		18	—

Total Custom One Design, Inc.				440	122

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Enpirion, Inc.	Semiconductors	Senior Debt Matures August 2011 Interest rate Prime + 2.00% or Floor rate of 7.625%	$5,094	$5,055	$5,053
		Preferred Stock Warrants		157	2

Total Enpirion, Inc.				5,212	5,055

iWatt, Inc.	Semiconductors	Preferred Stock Warrants		628	—
		Preferred Stock		490	950

Total iWatt, Inc.				1,118	950

NEXX Systems, Inc.(4)	Semiconductors	Senior Debt Matures March 2010 Interest rate Prime + 3.50% or Floor rate of 11.25%	$565	423	423
		Revolving Line of Credit Matures June 2010 Interest rate Prime + 8.00% or Floor rate of 13.25%	$3,000	3,000	3,000
		Revolving Line of Credit Matures June 2010 Interest rate Prime + 8.00% or Floor rate of 14.00%	$500	500	500
		Preferred Stock Warrants		562	784
		Preferred Stock		6	332

Total NEXX Systems, Inc.				4,491	5,039

Quartics, Inc.	Semiconductors	Senior Debt Matures May 2010 Interest rate 10.00%	$139	134	134
		Preferred Stock Warrants		53	—

Total Quartics, Inc.				187	134

Solarflare Communications, Inc.	Semiconductors	Senior Debt Matures August 2010 Interest rate 11.75%	$197	181	181
		Preferred Stock Warrants		83	—
		Common Stock		641	—

Total Solarflare Communications, Inc.				905	181

Total Semiconductors (3.13%)*				12,353	11,481

Labopharm USA, Inc.(5)	Drug Delivery	Senior Debt Matures June 2012 Interest rate 10.95%	$20,000	19,718	19,718
		Common Stock Warrants		687	1,307

Total Labopharm USA, Inc.				20,405	21,025

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		36	94
		Common Stock Warrants		51	91
		Common Stock		500	283

Total Transcept Pharmaceuticals, Inc.				587	468

Total Drug Delivery (5.86%)*				20,992	21,493

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
BARRX Medical, Inc.	Therapeutic	Senior Debt Mature December 2011 Interest rate 11.00%	$5,481	$5,473	$5,473
		Revolving Line of Credit Matures May 2010 Interest rate 10.00%	$1,000	1,000	1,000
		Preferred Stock Warrants		76	111
		Preferred Stock		1,500	2,303

Total BARRX Medical, Inc.				8,050	8,887

EKOS Corporation	Therapeutic	Senior Debt Matures November 2010 Interest rate Prime + 2.00%	$2,677	2,629	2,630
		Preferred Stock Warrants		175	—
		Preferred Stock Warrants		153	—

Total EKOS Corporation				2,957	2,630

Gelesis, Inc.(8)	Therapeutic	Senior Debt Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%	$2,847	2,814	—
		Preferred Stock Warrants		58	—

Total Gelesis, Inc.				2,872	—

Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants		18	5
		Preferred Stock		250	627

Total Gynesonics, Inc.				268	632

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		99	26

Total Light Science Oncology, Inc.				99	26

Novasys Medical, Inc.(4)	Therapeutic	Senior Debt
		Matures January 2010 Interest rate 9.70%	$295	295	295
		Preferred Stock Warrants		71	—
		Preferred Stock Warrants		54	—
		Preferred Stock		1,000	1,000

Total Novasys Medical, Inc.				1,420	1,295

Total Therapeutic (3.68%)*				15,665	13,470

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		148	—
		Preferred Stock		177	7

Total Cozi Group, Inc.				325	7

Invoke Solutions, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants	$56	129	—
		Preferred Stock Warrants		26	29

Total Invoke Solutions, Inc.				82	158

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Prism Education Group, Inc.	Internet Consumer & Business Services	Senior Debt Matures December 2010 Interest rate 11.25%	$801	$789	$790
		Preferred Stock Warrants		43	104

Total Prism Education Group, Inc.				832	894

RazorGator Interactive Group, Inc.(4)	Internet Consumer & Business Services	Revolving Line of Credit Matures May 2010 Interest rate Prime + 6.00% or Floor rate of 12.00%	$10,000	10,000	10,000
		Preferred Stock Warrants		14	223
		Preferred Stock Warrants		28	33
		Preferred Stock		1,000	1,037

Total RazorGator Interactive Group, Inc.				11,042	11,293

Spa Chakra, Inc.(8)	Internet Consumer & Business Services	Senior Debt Matures from December 2009 to October 2011 Interest rate from 16.45% to 17%	$12,482	12,778	8,000
		Preferred Stock Warrants		1	—

Total Spa Chakra, Inc.				12,779	8,000

Total Internet Consumer & Business Services (5.55%)*				25,060	20,352

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		107	104
		Common Stock Warrants		48	—

Total Lilliputian Systems, Inc.				155	104

Total Energy (0.03%)*				155	104

Box.net, Inc.	Information Services	Senior Debt Matures May 2011 Interest rate Prime + 1.50%	$676	658	658
		Senior Debt Matures September 2011 Interest rate Prime + 0.50%	$287	287	287
		Preferred Stock Warrants		73	53

Total Box.net, Inc.				1,018	998

Buzznet, Inc.	Information Services	Preferred Stock Warrants		9	—
		Preferred Stock		250	74

Total Buzznet, Inc.				259	74

XL Education Corp.	Information Services	Common Stock		880	880

Total XL Education Corp.				880	880

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
hi5 Networks, Inc.	Information Services	Senior Debt Matures December 2010 Interest rate Prime + 2.5%	$1,559	$1,559	$1,559
		Senior Debt Matures June 2011 Interest rate Prime + 0.5%	$3,401	3,356	3,356
		Preferred Stock Warrants		213	—

Total hi5 Networks, Inc.				5,128	4,915

Jab Wireless, Inc.	Information Services	Senior Debt Matures November 2012 Interest rate Prime + 3.50% or Floor rate of 9.5%	$14,750	14,891	14,892
		Revolving Line of Credit Matures October 2010 Interest rate Prime + 3.50% or Floor rate of 9.5%	$2,500	2,504	2,504
		Preferred Stock Warrants		265	151

Total Jab Wireless, Inc.				17,660	17,547

Solutionary, Inc.	Information Services	Preferred Stock Warrants		94	—
		Preferred Stock Warrants		2	—
		Preferred Stock		250	83

Total Solutionary, Inc.				346	83

Ancestry.com, Inc.	Information Services	Common Stock		452	880

Total Ancestry.com, Inc.				452	880

Good Technologies, Inc.		Common Stock		603	603

Total Good Technologies Inc.				603	603

Coveroo, Inc.	Information Services	Preferred Stock Warrants		7	—

Total Coveroo, Inc.				7	—

Zeta Interactive Corporation	Information Services	Senior Debt Matures November 2012 Interest rate 9.50%	$4,731	4,732	4,731
		Senior Debt Matures November 2012 Interest rate 10.50%		6,719	6,719
		Preferred Stock Warrants	$6,484	172	—
		Preferred Stock		500	310

Total Zeta Interactive Corporation				12,123	11,760

Total Information Services (10.30%)*				38,476	37,740

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock		$1,567	$542

Total Novadaq Technologies, Inc.				1,567	542

Optiscan Biomedical Corp.	Diagnostic	Senior Debt Matures June 2011 Interest rate 10.25%	$7,696	7,516	7,515
		Preferred Stock Warrants		760	342
		Preferred Stock		3,000	3,000

Total Optiscan Biomedical Corp.				11,276	10,857

Total Diagnostic (3.11%)*				12,843	11,399

Kamada, LTD.(5)	Biotechnology Tools	Common Stock Warrants		159	149
		Common Stock		794	1,161

Total Kamada, LTD.				953	1,310

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures November 2012 Interest rate Prime + 8.6% or Floor rate of 11.85%	$3,500	3,323	3,323
		Common Stock Warrants		192	235

Total Labcyte, Inc.				3,515	3,558

NuGEN Technologies, Inc.	Biotechnology Tools	Senior Debt
		Matures November 2010 Interest rate Prime + 3.45% or Floor rate of 6.75%	$785	780	780
		Senior Debt
		Matures November 2010 Interest rate Prime + 1.70% or Floor rate of 6.75%	$442	442	442
		Preferred Stock Warrants		45	391
		Preferred Stock Warrants		33	41
		Preferred Stock		500	587

Total NuGEN Technologies, Inc.				1,800	2,241

Solace Pharmaceuticals, Inc.(4)	Biotechnology Tools	Senior Debt Matures August 2012 Interest rate Prime + 4.25% or Floor rate of 9.85%	$2,617	2,560	2,560
		Preferred Stock Warrants		42	—
		Preferred Stock Warrants		54	—

Total Solace Pharmaceuticals, Inc.				2,656	2,560

Total Biotechnology Tools (2.64%)*				8,924	9,669

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants		$37	$—
		Preferred Stock		250	26

Total Crux Biomedical, Inc.				287	26
Transmedics, Inc.(4)(8)	Surgical Devices	Senior Debt Matures December 2011 Interest rate Prime + 5.25% or Floor rate of 10.50%	$9,475	9,384	2,384
		Preferred Stock Warrants		225	—

Total Transmedics, Inc.				9,609	2,384

Total Surgical Devices (0.66%)*				9,896	2,410

Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants		482	283

Total Glam Media, Inc.				482	283

Waterfront Media Inc.	Media/Content/Info	Preferred Stock Warrants		60	592
		Preferred Stock		1,000	1,500

Total Waterfront Media Inc.				1,060	2,092

Total Media/Content/Info (0.65%)*				1,542	2,375

Total Investments (101.1%)				$380,351	$370,437

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $17,409, $30,495 and $13,086, respectively. The tax cost of investments is $379,600.
(3)	Except for warrants in five publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2009. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at December 31, 2009, and is therefore considered non-income producing.

See Notes to Consolidated Financial Statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(Unaudited—dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Investment income:
Interest income
Non Control/Non Affiliate investments	$13,356	$13,008	$35,649	$43,945
Affiliate investments	—	—	—	153
Control investments	766	1,605	2,487	4,347

Total interest Income	14,122	14,613	38,136	48,445

Fees
Non Control/Non Affiliate investments	1,524	2,218	4,285	7,923
Affiliate investments	—	—	—	19
Control investments	—	850	246	1,224

Total fees	1,524	3,068	4,531	9,166

Total investment income	15,646	17,681	42,667	57,611

Operating expenses:
Interest	2,139	2,050	6,237	7,315
Loan fees	333	308	936	1,583
General and administrative	1,680	2,105	5,220	5,455
Employee compensation:
Compensation and benefits	2,594	2,401	7,691	8,113
Stock-based compensation	752	470	1,959	1,418

Total employee compensation	3,346	2,871	9,650	9,531

Total operating expenses	7,498	7,334	22,043	23,884

Net investment income	8,148	10,347	20,624	33,727
Net realized gain (loss) on investments	(18,865)	(14,173)	(15,144)	(19,506)
Net increase (decrease) in unrealized appreciation on investments	2,894	17,516	(12,218)	(9,108)

Net realized and unrealized gain (loss)	(15,971)	3,343	(27,362)	(28,614)

Net increase (decrease) in net assets resulting from operations	$(7,823)	$13,690	$(6,738)	$5,113

Net investment income before investment gains and losses per common share:
Basic	$0.23	$0.30	$0.57	$0.98

Change in net assets per common share:
Basic	$(0.23)	$0.39	$(0.20)	$0.14

Diluted	$(0.23)	$0.38	$(0.20)	$0.14

Weighted average shares outstanding
Basic	35,208	34,981	35,227	34,282

Diluted	35,208	35,576	35,227	34,607

See notes to Consolidated Financial Statements (unaudited).

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(unaudited)

(dollars in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation on Investments	Accumulated Realized Gains (Losses) on Investments	Distributions in Excess of Investment Income	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2008	33,096	$33	$395,760	$(11,297)	$3,906	$(5,602)	$(342)	$382,458
Net increase in net assets resulting from operations	—	—	—	(9,108)	(19,506)	33,727	—	5,113
Issuance of common stock	5	—	36	—	—	—	—	36
Issuance of common stock under restricted stock plan	307	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	2,138	2	11,449	—	—	—	—	11,451
Dividends declared	—	—	—	—	—	(31,824)	—	(31,824)
Stock-based compensation	—	—	1,488	—	—	—	—	1,488

Balance at September 30, 2009	35,546	$35	$408,733	$(20,405)	$(15,600)	$(3,699)	$(342)	$368,722

Balance at December 31, 2009	35,634	$35	$409,036	$(10,029)	$(28,129)	$(4,056)	$(342)	$366,515
Net increase in net assets resulting from operations	—	—	—	(12,218)	(15,144)	20,624	—	(6,738)
Issuance of common stock	413	—	1,856	—	—	—	—	1,856
Issuance of common stock under restricted stock plan	488	1	—	—	—	—	—	1
Acquisition of common stock under repurchase plan	(403)	—	(3,699)	—	—	—	—	(3,699)
Issuance of common stock as stock dividend	140	—	1,332	—	—	—	—	1,332
Retired shares from net issuance	(114)	—	(1,160)	—	—	—	—	(1,160)
Dividends declared	—	—	—	—	—	(21,582)	—	(21,582)
Stock-based compensation	—	—	2,024	—	—	—	—	2,024

Balance at September 30, 2010	36,158	$36	$409,389	$(22,247)	$(43,273)	$(5,014)	$(342)	$338,549

See notes to Consolidated Financial Statements (unaudited).

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

(dollars in thousands)

	Nine Months Ended September 30,
	2010	2009
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(6,738)	$5,113
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in and provided by operating activities:
Purchase of investments	(289,734)	(77,719)
Principal payments received on investments	223,383	218,317
Proceeds from sale of investments	7,295	3,841
Net unrealized depreciation on investments	12,218	9,108
Net realized loss on investments	15,144	19,506
Accretion of paid-in-kind principal	(2,366)	(2,066)
Accretion of loan discounts	(3,026)	(4,385)
Accretion of loan exit fees	(956)	(2,359)
Depreciation	298	274
Stock-based compensation	553	1,488
Amortization of restricted stock grants	1,471	—
Common stock issued in lieu of Director compensation	—	36
Amortization of deferred loan origination revenue	(2,137)	(3,894)
Change in operating assets and liabilities:
Interest receivable	(347)	796
Prepaid expenses and other assets	541	2,311
Accounts payable	(103)	(146)
Income tax payable	8	(196)
Accrued liabilities	(5,891)	(3,439)
Deferred loan origination revenue	4,745	229

Net cash provided by (used in) operating activities	(45,642)	166,815
Cash flows from investing activities:
Purchases of capital equipment	(218)	(68)
Other long-term assets	(137)	(41)

Net cash used in investing activities	(355)	(109)
Cash flows from financing activities:
Proceeds from issuance of common stock, net	1,856	—
Stock repurchase program	(3,699)	—
Forfeiture of Stock due to Employee Option Exercises	(1,160)	—
Dividends paid	(20,250)	(20,372)
Borrowings of credit facilities	29,400	80,842
Repayments of credit facilities	—	(167,024)
Fees paid for credit facilities and debentures	(1,967)	(147)

Net cash provided by (used in) financing activities	4,180	(106,701)
Net increase (decrease) in cash	(41,817)	60,005
Cash and cash equivalents at beginning of period	124,828	17,242

Cash and cash equivalents at end of period	$83,011	$77,247

See notes to Consolidated Financial Statements (unaudited).

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1. Description of Business and Unaudited Interim Consolidated Financial Statements Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development, from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in Boston, Massachusetts and Boulder, Colorado. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 5).

The Company formed Hercules Technology II, L.P. (“HT II”), which was licensed on September 27, 2006, and Hercules Technology III, L.P. (“HT III”), which was licensed on May 26, 2010 to operate as small business investment companies (“SBIC”) under the authority of the Small Business Administration (“SBA”). As SBICs, HT II and HT III are subject to a variety of regulations concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC (“HTM”), a limited liability company. HTM is a wholly-owned subsidiary of the Company. The Company is the manager and member of HT II and HT III and HTM is the general partner of HT II and HT III (see Note 4).

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). We currently qualify as a RIC for federal income tax purposes, which allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. The purpose of establishing these entities is to satisfy the RIC tax requirement that at least 90% of our gross income for income tax purposes is investment income.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments. The accompanying consolidated interim financial statements are presented in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933 and the Securities Exchange Act of 1934. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim periods, have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the interim unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2009. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

2. Valuation of Investments

The Company’s investments are carried at fair value in accordance with the Investment Company Act of 1940 (the “1940 Act”) and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures. At September 30, 2010, approximately 80.8% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors in accordance with valuation procedures and the recommendation of the Valuation Committee of the Board of Directors. Since there is typically no readily available market value for the a substantial portion of investments in the Company’s portfolio, it values substantially all of its investments at fair value as determined in good faith by its Board of Directors pursuant to a consistent valuation policy and a consistent valuation process in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board of Directors may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

The Board of Directors may from time to time engage an independent valuation firm to provide us with valuation assistance with respect to certain of the Company’s portfolio investments. The Company intends to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments. The scope of the services rendered by an independent valuation firm is at the discretion of the Board of Directors. The Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

The Company adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but doesn’t expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In October 2008, the Financial Accounting Standards Board, or the FASB, issued ASC 820-10-35, formerly known as FSP SFAS No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”, which clarifies the application of ASC 820 in a market that is not active. More specifically, this standard states that significant judgment should be applied to determine if observable data in a dislocated market represents forced liquidations or distressed sales and are not representative of fair value in an orderly transaction. The standard also provides further guidance that the use of a reporting entity’s own assumptions about future cash flows and appropriately risk-adjusted discount rates is acceptable when relevant observable inputs are not available. In addition, the standard provides guidance on the level of reliance of broker quotes or pricing services when measuring fair value in a non active market stating that less reliance should be placed on a quote that does not reflect actual market transactions and a quote that is not a binding offer.

Consistent with ASC 820, the Company determines fair value to be the amount for which an investment could be exchanged in a current sale, which assumes an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests.

In accordance with ASC 820, the Company has considered the principal market, or the market in which it exits its portfolio investments with the greatest volume and level of activity. ASC 820 requires that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market.

Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. The Company believes that the market participants for its investments are primarily other technology-related companies. Such participants acquire the Company’s investments in order to gain access to the underlying assets of the portfolio company. As such, the Company believes the estimated value of the collateral of the portfolio company, up to the cost value of the investment, represents the fair value of the investment.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must determine the fair value of each individual investment on a quarterly basis. The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value.

As a business development company, the Company invests primarily in illiquid securities, including debt and equity-related securities of private companies. The Company’s investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that the Company makes and the nature of its business, its valuation process requires an analysis of various factors that might be considered in a hypothetical secondary market. The Company’s valuation methodology includes the examination of, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

At each reporting date, privately held debt and equity securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions that could impact the valuation. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the debt and equity securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. The Company may consider, but is not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks in its evaluation of the fair value of its investment. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

Unrealized depreciation is recorded when an investment has decreased in value, including: where collection of a loan is doubtful, there is an adverse change in the underlying collateral or operational performance, there is a change in the borrower’s ability to pay, or there are other factors that lead to a determination of a lower valuation for the debt or equity security. Conversely, unrealized appreciation is recorded when the investment has appreciated in value.

Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Board of Directors estimates the fair value of warrants and other equity-related securities in good faith using a BlackScholes pricing model and consideration of the issuer’s earnings, sales to third parties of similar securities, the comparison to publicly traded securities, and other factors.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of September 30, 2010 (unaudited) and as of December 31, 2009:

		Investments at Fair Value as of September 30, 2010
(in thousands) Description	9/30/2010	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$349,133	—	—	$349,133
Preferred stock	22,713	—	—	22,713
Common stock	16,689	9,964	5,680	1,045
Warrants	18,966	—	7,124	11,842

	$407,501	$9,964	$12,804	$384,733

		Investments at Fair Value as of December 31, 2009
(in thousands) Description	12/31/2009	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$314,842	$—	$—	$314,842
Senior debt-second lien	6,060	—	—	6,060
Preferred stock	22,875	—	—	22,875
Common stock	12,210	1,986	8,451	1,773
Warrants	14,450	—	3,374	11,076

	$370,437	$1,986	$11,825	$356,626

The table below presents a reconciliation for all financial assets measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009.

(in thousands)	Balance, January 1, 2010	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases, sales, repayments, and exit, net	Transfer in & out of Level 3	Balances, September 30, 2010
Senior Debt	$314,842	$(3,363)	$(5,384)	$43,540	$(502)	$349,133
Senior Debt-Second Lien	6,060	—	—	(6,060)	—	—
Preferred Stock	22,875	—	(3,870)	3,206	502	22,713
Common Stock	1,773	—	(15,765)	15,037	—	1,045
Warrants	11,076	(514)	2,893	—	(1,613)	11,842

Total	$356,626	$(3,877)	$(22,126)	$55,723	(1,613)	$384,733

(in thousands)	Balance, January 1, 2009	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases, sales, repayments, and exit, net	Transfer in & out of Level 3	Balances, December 31, 2009
Senior Debt	$534,230	$(27,192)	$4,698	$(196,894)	$—	$314,842
Senior Debt-Second Lien	5,824	—	—	236	—	6,060
Preferred Stock	21,249	(3,000)	4,373	661	(408)	22,875
Common Stock	1,894	(105)	(749)	1,204	(471)	1,773
Warrants	14,952	(1,150)	(4,116)	1,390	—	11,076

Total	$578,149	$(31,447)	$4,206	$(193,403)	$(879)	$356,626

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control”. Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are investments that are neither Control Investments nor Affiliate Investments.

At September 30, 2010, the Company’s investment in InfoLogix, Inc. was classified as a Control Investment and categorized as a Level 1 investment under ASC 820. Approximately $796,000 and $2.4 million in investment income was derived from our debt investment in this Software and Internet Consumer portfolio company during the three and nine month periods ended September 30, 2010, respectively. Approximately $2.5 million of realized gains and $1.4 million of net unrealized depreciation was recognized on this control investment during the nine-month period ended September 30, 2010.

On October 21, 2010, InfoLogix received notice that the NASDAQ Listing Qualifications Panel had determined to delist its common stock from the NASDAQ Stock Market and suspended trading of its common stock effective with the open of trading on October 21, 2010, as a result of InfoLogix’s non-compliance with the minimum $2.5 million stockholders’ equity requirement, set forth in Nasdaq Listing Rule 5550(b)(2). The closing price of InfoLogix’s common stock on October 20, 2010 was $4.28 compared to a closing price of $2.40 on October 21, 2010. In October, Hercules made $2.9 million of additional debt investments in InfoLogix.

Our Control Investment in Spa Chakra Acquisition Corporation, a company that was a Control Investment as of July 1, 2010, was a realized loss during the third quarter. We recognized investment income during the nine-month period of approximately $285,000 from this portfolio company and a realized loss of approximately $18.9 million in the third quarter of 2010. The elimination of this investment from our portfolio resulted in a reversal of unrealized depreciation in the third quarter of approximately $17.8 million. As of September 30, 2009, no portfolio companies were deemed to be Control Investments.

At September 30, 2010, the Company had an investment in one portfolio company deemed to be an Affiliate. No income was derived from this investment as this is a non-income producing equity investment. At September 30, 2009, the Company had two portfolio companies deemed to be Affiliates. Income derived from the Company’s investments in these portfolio companies was less than $500,000 since these portfolio companies became Affiliates. One company that was an Affiliate as of September 30, 2009 performed a capital raise in 2009 which resulted in our ownership percentage decreasing to less than 5% of the voting securities in the portfolio company. As a result, this portfolio company is no longer considered an Affiliate for reporting purposes. We recognized a realized loss of approximately $4.0 million in the second quarter of 2009 in a portfolio company that was an Affiliate prior to the disposal of the investment. During the nine months ended September 30, 2010 and 2009, we recognized net unrealized appreciation of approximately $572,000 and $7.3 million, respectively, related to Affiliates.

A summary of the composition of the Company’s investment portfolio as of September 30, 2010 (unaudited) and December 31, 2009 at fair value is shown as follows:

	September 30, 2010		December 31, 2009
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$302,870	74.3%	$229,454	61.9%
Senior secured debt	65,229	16.0%	99,725	26.9%
Preferred stock	22,713	5.6%	22,875	6.2%
Senior debt-second lien with warrants	—	0.0%	6,173	1.7%
Common Stock	16,689	4.1%	12,210	3.3%

	$407,501	100.0%	$370,437	100%

A summary of the Company’s investment portfolio, at value, by geographic location as of September 30, 2010 (unaudited) and as of December 31, 2009 is shown as follows:

	September 30, 2010		December 31, 2009
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$375,231	92.1%	$344,984	93.1%
Canada	20,805	5.1%	21,567	5.8%
England	9,976	2.4%	—	0.0%
Israel	1,489	0.4%	1,310	0.4%
Netherlands	—	0.0%	2,576	0.7%

	$407,501	100.0%	$370,437	100%

The following table shows the fair value of our portfolio by industry sector (excluding unearned income) at September 30, 2010 (unaudited) and December 31, 2009:

	September 30, 2010		December 31, 2009
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Software	$87,620	21.5%	$61,647	16.6%
Consumer & Business Products	52,840	13.0%	25,467	6.9%
Drug Discovery	51,360	12.6%	51,848	14.0%
Communications & Networking	49,909	12.2%	58,088	15.7%
Specialty Pharma	40,265	9.9%	25,193	6.8%
Drug Delivery	35,550	8.7%	21,493	5.8%
Therapeutic	20,597	5.1%	13,470	3.6%
Clean Tech	15,343	3.8%	0	0.0%
Surgical Devices	9,560	2.3%	2,410	0.7%
Information Services	8,934	2.2%	37,740	10.2%
Internet Consumer & Business Services	8,635	2.1%	20,352	5.5%
Electronics & Computer Hardware	8,536	2.1%	17,701	4.8%
Diagnostic	8,512	2.1%	11,399	3.1%
Biotechnology Tools	6,536	1.6%	9,669	2.6%
Semiconductors	2,118	0.5%	11,481	3.1%
Media/Content/Info	1,185	0.3%	2,375	0.6%
Energy	1	0.0%	104	0.0%

	$407,501	100%	$370,437	100%

During the three and nine-month periods ended September 30, 2010, the Company made investments in debt securities, including restructured loans totaling approximately $55.7 million and $286.0 million, respectively. The Company funded equity investments, including restructured loans totaling approximately $187,000 and $18.0 million, respectively, in the three and nine-month periods ended September 30, 2010. During the three and nine-month periods ended September 30, 2009, the Company funded investments in debt securities totaling approximately $8.2 million and $76.4 million, respectively. The Company funded equity investments of approximately $444,000 and $816,000, respectively, in the three and nine-month periods ended September 30, 2009.

During the nine months ended September 30, 2010, we recognized net realized gains of approximately $3.6 million from the sale of common stock in its public portfolio companies, approximately $465,000 from mergers of private portfolio companies and realized losses of approximately $19.2 million from equity and warrant investments in portfolio companies that have been liquidated. During the three months ended September 30, 2010 we recognized realized losses of approximately $18.9 million from equity and loan investments in portfolio companies that have been liquidated.

During the three and nine-month periods ended September 30, 2009, the Company recognized net realized gains of approximately $533,000 and $200,000, respectively, from the sale of common stock in public companies, approximately $5,000 and $119,000 from mergers of private portfolio companies and realized losses of approximately $14.7 million and $19.8 million, respectively, from equity, loan and warrant investments in portfolio companies that have been liquidated.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $5.0 million and $2.4 million of unamortized fees at September 30, 2010 and December 31, 2009, respectively, and approximately $7.5 million and $6.6 million in exit fees receivable at September 30, 2010 and December 31, 2009, respectively.

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $552,000 and $1.7 million in PIK income in the three and nine-month periods ended September 30, 2010, respectively. The Company recorded approximately $836,000 and $2.1 million in the same periods ended September 30, 2009, respectively.

In some cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At September 30, 2010, approximately 69% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 27.5% of portfolio company loans were prohibited from pledging or encumbering their intellectual property, 2.6% of portfolio company loans had a custom lien structure and 0.9% of portfolio company loans had an equipment only lien.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments. The SBIC debentures remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of its SBIC debentures would be approximately $175.5 million, compared to the carrying amount of $160.0 million as of September 30, 2010.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investment is discussed in Note 2.

4. Borrowings

Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Credit Facility”) with Citigroup Global Markets Realty Corp. (“Citigroup”) and Deutsche Bank Securities which expired under normal terms. During the first quarter of 2009, the Company paid off all remaining principal and interest owed under the Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants were included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Credit

Facility is terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $335,000 as of September 30, 2010 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of September 30, 2010, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. With the Company’s net investment of $75.0 million in HT II as of September 30, 2010, HT II has fully drawn its capacity to issue a total of $150.0 million of SBA guaranteed debentures, as of September 30, 2010. As of September 30, 2010, HT II has paid the SBA commitment fees of approximately $1.5 million. As of September 30, 2010, the Company held investments in HT II in 53 companies with a fair value of approximately $167.8 million. HT II’s portfolio companies accounted for approximately 41.2% of the Company’s total portfolio at September 30, 2010.

The American Recovery and Reinvestment Act of 2009 (the “Federal Stimulus Bill”) includes a provision, which allows for existing SBIC entities to obtain a second license and gain access to additional leverage of up to $75.0 million, for a maximum of $225.0 million combined SBIC leverage (subject to additional required capitalization of its second wholly owned SBIC subsidiary).

On May 26, 2010, HT III received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible investments and additional contributions to regulatory capital. As of September 30, 2010, HT III had the potential to borrow up to $75.0 million of SBA-guaranteed debentures under the SBIC program. With the Company’s net investment of $25.0 million in HT III as of September 30, 2010, HT III the capacity to issue a total of $ 50.0 million of SBA guaranteed debentures, subject to SBA approval, of which $10.0 million had been issued as of September 30, 2010. As of September 30, 2010, HT III has paid the SBA commitment fees of approximately $750,000. In order to have access to the remaining $25.0 million leverage, which would be subject to SBA approval and compliance with SBIC regulations, the Company would have to make an additional net investment of $12.5 million. There is no assurance that HT III will be able to draw up to the maximum limit available under the SBIC program. As of September 30, 2010, the Company held investments in HT III in three companies with a fair value of approximately $22.8 million. HT III’s portfolio accounted for approximately 5.6% of the Company’s total portfolio at September 30, 2010.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiaries HT II and HT III, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments. HT II and HT III are periodically examined and audited by the SBA’s staff to determine their compliance with SBIC regulations.

The rates of borrowings under various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 3.22% to 5.73%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fees related to HT II debentures that pooled on September 22, 2010 were 0.406% and 0.285%, depending upon the year the underlying commitment was closed in. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended September 30, 2010 for HT II was approximately $144.3 million with an average interest rate of approximately 5.11%. The average amount of debentures outstanding for the quarter ended September 30, 2010 for HT III was approximately $5.2 million with an average interest rate of approximately 3.215%. Interest is payable semiannually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Wells Facility

On August 25, 2008, the Company, through a special purpose wholly-owned subsidiary of the Company, Hercules Funding II, LLC, entered into a two-year revolving senior secured credit facility with an optional one-year extension with total commitments of $50.0 million, with Wells Fargo Capital Finance as a lender and as an arranger and administrative agent (the “Wells Facility”). The Wells Facility has the capacity to increase to $300 million if additional lenders are added to the syndicate. The Wells Facility expires in August 2011.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility requires the payment of a non-use fee of 0.3% annually. The Wells Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. The Company has paid a total of approximately $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through August 2011. There was no outstanding debt under the Wells Facility at September 30, 2010.

The Wells Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth of $250.0 million, contingent upon our total commitments under all lines of credit not exceeding $250 million. To the extent our total commitment exceeds $250.0 million, the minimum tangible net worth covenant will increase on a pro rata basis commensurate with our net worth on a dollar for dollar basis. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. The Company was in compliance with all covenants at September 30, 2010.

Union Bank Facility

On February 10, 2010, the Company entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. At September 30, 2010, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in the Company’s portfolio companies, and includes an advance rate equal to 50.0% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

At September 30, 2010 (unaudited) and December 31, 2009, the Company had the following borrowing capacity and outstanding borrowings:

	September 30, 2010		December 31, 2009
(in thousands)	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Union Bank Facility	$20,000	$—	$—	$—
Wells Facility	50,000	—	50,000	—
SBA Debenture(1)	225,000	160,000	150,000	130,600

Total	$295,000	$160,000	$200,000	$130,600

(1)

The Company has the ability to borrow $40.0 million in SBA debentures under HT III, subject to SBA approval. In order to have access to an additional $25.0 million, which would be subject to SBA approval and compliance with SBIC regulations, the Company would have to make an additional net investment of $12.5 million in HT III.

5. Income taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its annual investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

Taxable income includes the Company’s taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized.

Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

For the quarter ended September 30, 2010, the Company declared a distribution of $0.20 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year. As a result, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. If the Company had determined the tax attributes of its distributions year-to-date as of September 30, 2010, approximately 95% would be from ordinary income and spill over earnings from 2009 and 5% would be a return of capital. However there can be no certainty to shareholders that this determination is representative of what the tax attributes of its 2010 distributions to shareholders will actually be.

If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income during the year earned. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

Taxable income for the nine-month period ended September 30, 2010 was approximately $19.3 million or $0.55 per share. Taxable net realized losses for the same period were $11.1 million or approximately $0.32 per share. Taxable income for the nine-month period ended September 30, 2009 was approximately $30.8 million or $0.89 per share. Taxable net realized losses for the same period were approximately $17.8 million or approximately $0.51 loss per share. In accordance with RIC distribution rules, the Company is required to declare current year dividends to be paid from carried over excess taxable income from 2009 before the Company files its 2009 tax return in September 2010, and the Company must pay such dividends by December 31, 2010.

6. Shareholders’ Equity

The Company is authorized to issue 60,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

In February 2010, the Board of Directors authorized a stock repurchase plan permitting the Company to repurchase up to $35.0 million of its common stock. During the three and nine-month periods ended September 30, 2010, the Company repurchased zero and 402,833 shares of its common stock at a total cost of approximately $3.7 million.

The Company has issued stock options and warrants subject to future issuance of common stock for a total of 4,656,395 and 4,924,405 common shares at September 30, 2010 and December 31, 2009, respectively.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the shareholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by Hercules during the terms of the Plans. The proposed amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to Hercules directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, the independent members of its Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. In May 2008, the Company issued restricted shares to Messrs. Badavas and Chow in the amount of 5,000 shares each. In June 2009, the Company issued 5,000 restricted stock shares to Mr. Woodward. The shares were issued pursuant to the 2006 Plan and vest 33% on an annual basis from the date of grant and deferred compensation cost will be recognized ratably over the three year vesting period.

A summary of common stock options and warrant activity under the Company’s 2006 and 2004 Plans for the nine months ended September 30, 2010 and 2009 is as follows:

	For the Nine Month Period Ended September 30,
	2010		2009
	Common Stock Options	Five-Year Warrants	Common Stock Options	Five-Year Warrants
Outstanding at Beginning of Period	4,924,405	—	3,931,527	10,692
Granted	368,250	—	1,200,500	—
Exercised	(413,337)	—	—	—
Cancelled	(222,923)	—	(306,620)	(10,692)

Outstanding at End of Period	4,656,395	—	4,825,407	—

Weighted-average exercise price	$11.28	$—	$10.75	$—

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At September 30, 2010, options for approximately 3.5 million shares were exercisable at a weighted average exercise price of approximately $12.50 per share with a weighted average remaining contractual term of 3.05 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the nine-month periods ended September 30, 2010 and 2009 was approximately $652,000 and $486,000 respectively. During the three-month periods ended September 30, 2010 and 2009, approximately $182,000 and $233,000 of share-based cost due to stock option grants was expensed, respectively. During the nine-month periods ended September 30, 2010 and 2009, approximately $538,000 and $752,000 of share-based cost due to stock option grants was expensed, respectively. As of September 30, 2010, there was approximately $921,000 of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 1.97 years. The fair value of options granted is based upon a Black-Scholes option pricing model using the assumptions in the following table for each of the nine-month periods ended September 30, 2010 and 2009:

	For the Nine Months Ended September 30,
	2010	2009
Expected Volatility	46.39%	31.5% - 37.2%
Expected Dividends	10%	10%
Expected term (in years)	4.5	4.5
Risk-free rate	1.10% - 2.51%	1.77% - 2.22%

The following table summarizes stock options outstanding and exercisable at September 30, 2010:

(Dollars in thousands, except exercise price)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.21 - $6.74	716,833	5.45	$4,226	$4.21	168,376	5.39	$993	$4.21
$8.49 - $12.84	2,007,299	4.37	153	11.59	1,438,722	3.72	21	12.02
$13.00 - $15.00	1,932,263	2.36	0	13.58	1,924,669	2.34	0	13.58

$4.21 - $15.00	4,656,395	3.70	$4,379	$11.28	3,531,767	3.05	$1,014	$12.50

During the nine months ended September 30, 2010 and 2009, the Company granted approximately 491,500 and 311,500 shares respectively, of restricted stock pursuant to the Plans. Each restricted stock award granted in 2009 and 2010 is subject to lapse as to 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. The restricted stock awarded in 2008 vests 25% annually on the anniversary date of the award. The value of the restricted stock was determined to be the Company’s closing prices on March 16, 2010 and March 24, 2010, the date of the grants. During the three-month periods ended September 30, 2010 and 2009, the Company expensed approximately $582,000 and $265,000 compensation expense related to restricted stock, respectively. During the nine-month periods ended September 30, 2010, and 2009, the Company expensed approximately $1.5 million and $736,000 related to restricted stock.

The Securities and Exchange Commission, through an exemptive order granted on June 22, 2010, approved amendments to the Plans which allow participants to elect to have the Company withhold shares of the Company’s common stock to pay for the exercise price and applicable taxes with respect to an option exercise (“net issuance exercise”). The exemptive order also permits the holders of restricted stock to elect to have the Company withhold shares of Hercules stock to pay the applicable taxes due on restricted stock at the time of vesting. Each individual can make, and does not preclude the participant from electing to make, a cash payment at the time of option exercise or to pay taxes on restricted stock.

8. Earnings Per Share

In 2008, the FASB issued ASC 260, Earnings Per Share formerly known as FASB Staff Position (FSP) EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities. Under this standard, unvested awards of share-based payments with non-forfeitable rights to receive dividends or dividend equivalents, such as our restricted stock issued under the Plans, are considered participating securities for purposes of calculating change in net assets per share. Under the two-class method a portion of net increase in net assets resulting from operations is allocated to these participating securities and therefore is excluded from the calculation of change in net assets per share allocated to common stock, as shown in the table below. The standard was effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company adopted this standard beginning with financial statements ended March 31, 2009. The adoption of this standard did not result in a change to the previously reported basic change in net assets per share and diluted change in net assets per share.

	Three months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share data)	2010	2009	2010	2009
Numerator
Net increase in net assets resulting from operations	$(7,823)	$13,690	$(6,738)	$5,113
Less: Dividends declared-common and restricted shares	(7,197)	10,635	(21,582)	31,825

Undistributed earnings	(15,020)	3,055	(28,320)	(26,712)

Undistributed earnings-common shares	(15,020)	3,013	(28,320)	(26,712)
Add: Dividend declared-common shares	7,034	10,486	21,152	31,451

Numerator for basic and diluted change in net assets per common share	(7,986)	13,499	(7,168)	4,739

Denominator
Basic weighted average common shares outstanding	35,208	34,981	35,227	34,282
Common shares issuable	—	595	—	325

Weighted average common shares outstanding assuming dilution	35,208	35,576	35,227	34,607
Change in net assets per common share
Basic	$(0.23)	$0.39	$(0.20)	$0.14
Diluted	$(0.23)	$0.38	$(0.20)	$0.14

The calculation of change in net assets per common share—assuming dilution, excludes all anti-dilutive shares. For the three and nine-month periods ended September 30, 2010, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, were approximately 4.0 million and 3.9 million shares, respectively. For the three and nine-month periods ended September 30, 2009, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, were approximately 3.8 million and 4.0 million shares. For the three and nine-month periods ended September 30, 2010 approximately 672,000 and 742,000 shares were anti-dilutive due to net assets decreasing during these periods as a result of operations.

9. Related-Party Transactions

In connection with the Company’s sales of public equity investments, during the nine-month period ended September 30, 2010, the Company paid JMP Securities LLC approximately $34,600 in brokerage commissions. The Company paid JMP Securities LLC approximately $12,000 and $48,000 for the three and nine-month periods ended September 30, 2009.

10. Financial Highlights

Following is a schedule of financial highlights for the nine months ended September 30, 2010 (unaudited) and 2009:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

(Unaudited)

(Dollar in thousands, except per share amounts)

	Nine Months Ended September 30,
	2010		2009
Per share data:
Net asset value at beginning of period	$10.29		$11.56
Net investment income	0.59		0.98
Net realized gain (loss) on investments	(0.43)		(0.57)
Net unrealized appreciation (depreciation) on investments	(0.35)		(0.27)

Total from investment operations	(0.19)		0.14

Net increase/(decrease) in net assets from capital share transactions	(0.19)		(0.45)
Distributions	(0.61)		(0.92)
Stock-based compensation expense included in investment income(1)	0.06		0.04

Net asset value at end of period	$9.36		$10.37

Ratios and supplemental data:
Per share market value at end of period	$10.11		$9.82
Total return	(0.65	%)(2)	27.63%
Shares outstanding at end of period	36,158		35,546
Weighted average number of common shares outstanding	35,208		34,282
Net assets at end of period	$338,549		368,722
Ratio of operating expense to average net assets (annualized)	7.01%		8.34%
Ratio of net investment income before investment gains and losses to average net assets (annualized)	7.62%		11.78%
Average debt outstanding	$223,766		153,124
Weighted average debt per common share	$6.36		$4.42
Portfolio turnover	1.72%		0.95%

(1)

Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital. The total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

(2)	The total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

11. Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk. These instruments consist primarily of unused commitments to extend credit, in the form of loans to the Company’s portfolio companies. The balance of unfunded commitments to extend credit at September 30, 2010 totaled approximately $122.3 million. Since a portion of these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $70.1 million of non-binding term sheets outstanding. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through December 2013. Total rent expense amounted to approximately $268,000 and $765,000 during the three and nine-month periods ended September 30, 2010, respectively. There was approximately $224,000 and $728,000 of rent expenses recorded in the same periods ended September 30, 2009.

Future commitments under the credit facility and operating leases as of September 30, 2010 (unaudited) were as follows:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings(3)	$160,000	$—	$—	$—	$160,000
Operating Lease Obligations(4)	3,641	1,192	2,363	85	—

Total	$163,641	$1,192	$2,363	$85	$160,000

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation obligation with Citigroup. See Note 4.
(3)

Includes borrowings under the Wells Facility, the Union Bank Facility and the SBA debentures. There were no outstanding borrowings under the Wells Facility or the Union Bank Facility at September 30, 2010.

(4)	Long-term facility leases.

The Company and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

12. Recent Accounting Pronouncements

In May 2009, the FASB issued SFAS 165—Subsequent Events , which was subsequently included in ASC Topic 855—Subsequent Events, or ASC 855. This guidance establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, and specifically requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. We adopted this guidance during the quarter ended June 30, 2009.

In February 2010, the FASB issued ASU 2010-09 to amend ASC 855 to address certain implementation issues, including (1) eliminating the requirement for SEC filers to disclose the date through which it has evaluated subsequent events, (2) clarifying the period through which conduit bond obligors must evaluate subsequent events, and (3) refining the scope of the disclosure requirements for reissued financial statements. The adoption of this standard did not have a significant impact on our consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-01, Accounting for Distributions to Shareholders with Components of Stock and Cash (“ASU 2001-01”), which addresses the accounting for a distribution to shareholders that offers them the ability to elect to receive their entire distribution in cash or shares of equivalent value with a potential limitation on the total amount of cash that shareholders can receive in the aggregate. ASU 2010-01 clarifies that the stock portion of such a distribution is considered a share issuance reflected prospectively in earnings per share. ASU 2010-01 is effective for interim and annual periods ending after December 15, 2009 and should be applied on a prospective basis. We adopted the requirements of ASU 2010-01 in the fourth quarter of 2009 and its adoption did not have a material effect on our consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (“ASU 2010-06”), which amends ASC 820 and requires additional disclosure related to recurring and nonrecurring fair value measurements with respect to transfers in and out of Levels 1 and 2 and activity in Level 3 fair value measurements. The update also clarifies existing disclosure requirements related to the level of disaggregation and disclosure about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009 except for disclosures related to activity in Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the Level 3 disclosure requirement on our consolidated financial statements of adopting ASU 2010-06.

13. Subsequent Events

The Board of Directors declared a cash dividend of $0.20 per share that will be payable on December 17, 2010 to shareholders of record as of November 10, 2010. This dividend would represent the Company’s twenty-first consecutive dividend declaration since its initial public offering, and will bring the total cumulative dividend declared to date to $5.81 per share.

As of November 2, 2010, the Company has:

1.	Closed commitments of $44.0 million to new portfolio companies and funded approximately $26.4 million since the close of the third quarter.

2.	Pending commitments (signed term sheets) of over $103.0 million.

3.	The table below summarizes the Company’s year-to-date closed and pending commitments as follows:

2010 Closed Commitments and Pending Commitments (in millions)

1st Half 2010 Closed Commitments(a)	$253.3
Q3-10 Closed Commitments(a)	$67.8
Year to Date, through Q3-10 Closed Commitments(a)	$321.1
Q4-10 Closed Commitments (as of 11-02-2010)	$44.0
Total 2010 Closed Commitments(b)	$365.1
Pending Commitments (as of 11-02-2010)(c)	$103.3
Total	$468.4
(a)	Year to Date Closed Commitments excludes $74.2 million of existing credit restructures and renewals.
(b)	Not all Closed Commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.
(c)	Not all pending commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

In October 2010, Aegerion Pharmaceuticals, Inc. (NASDAQ:AEGR) completed its IPO of 5,000,000 shares of its common stock at $9.50 per share, before underwriting discounts and commissions. As of November 2, 2010 the Company has an unrealized gain of approximately $1.0 million based on the close price of $10.25, which is not reflected in the third quarter and will change based on future market conditions.

In October 2010, PSS Systems was acquired by IBM (NYSE: IBM) for an undisclosed amount. The PSS investment generated a total internal rate of return of 13.5%.

In October, 2010, Aveo Pharmaceuticals announced the execution of a securities purchase agreement for a private placement, or “PIPE”, financing. Upon the closing of the PIPE financing, AVEO will receive gross proceeds of approximately $61 million resulting from the sale of 4.5 million shares of common stock.

On October 21, 2010, InfoLogix received notice that the NASDAQ Listing Qualifications Panel had determined to delist its common stock from the NASDAQ Stock Market and suspended trading of its common stock effective with the open of trading on October 21, 2010, as a result of InfoLogix’s non-compliance with the minimum $2.5 million stockholders’ equity requirement, set forth in NASDAQ Listing Rule 5550(b)(2). The closing price of InfoLogix’s common stock on October 20, 2010 was $4.28 compared to a closing price of $2.40 on October 21, 2010. The closing price on September 30, 2010 was $4.22. Furthermore, the Company advanced an additional $2.9 million in October. Infologix continues to explore strategic options as previously disclosed by the company.

13,000,000 Shares Common Stock

This prospectus relates to the offer, from time to time, of 13,000,000 shares of our common stock, par value $0.001 per share by us.

The shares of common stock may be offered at prices and terms to be described in one or more supplements to this prospectus. We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On June 3, 2009, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending June 3, 2010. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley, as well as additional offices in the Boston and Boulder. Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. We invest primarily in structured mezzanine debt and, to a lesser extent, in senior debt and equity.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “HTGC.” On May 11, 2010, the last reported sale price of a share of our common stock on the Nasdaq Global Select Market was $9.53. The net asset value per share of our common stock at March 31, 2010 (the last date prior to the date of this prospectus on which we determined net asset value) was $10.11.

An investment in our common stock may be speculative and involves risks including a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 13 to read about risks that you should consider before investing in our common stock, including the risk of leverage.

Please read this prospectus before investing and keep it for future reference. It contains important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 or by telephone calling collect at (650) 289-3060 or on our website at www.herculestech.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

The date of this prospectus is May 18, 2010

You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any shares of common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of Hercules Technology Growth Capital, Inc. have not changed since the date hereof. This prospectus will be updated to reflect material changes.

Hercules Technology Growth Capital, Inc., our logo and other trademarks of Hercules Technology Growth Capital, Inc. mentioned in this prospectus are the property of Hercules Technology Growth Capital, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to 13,000,000 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that we may offer. Each time we use this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Where You Can Find Additional Information” in the “Summary” and “Risk Factors” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. For a more complete understanding of this offering, we encourage you to read this entire prospectus and the documents that are referenced in this prospectus, together with any accompanying supplements. In this prospectus, unless the context otherwise requires, the “Company,” “Hercules Technology Growth Capital,” “we,” “us” and “our” refer to Hercules Technology Growth Capital, Inc. and our wholly-owned subsidiaries.

Our Company

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. We are an internally-managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

As of March 31, 2010 our total assets were approximately $501.0 million, of which, our investments comprised $380.0 million at fair value and $390.0 million at cost. Our investments at fair value were comprised of our debt investments, warrant portfolio and equity investments valued at approximately $321.6 million, $13.2 million and $45.2 million, respectively, or 64.2%, 2.6% and 9.0% of total assets, respectively. Our total investments at value in foreign companies were approximately $23.0 million or 4.6% of total assets at March 31, 2010. During the year ended December 31, 2009 we made debt commitments to 21 portfolio companies totaling $180.7 million and funded approximately $95.5 million to 28 portfolio companies. During the quarter ended March 31, 2010, we made debt commitments totaling $93.5 million and funded approximately $87.3 million, respectively. Debt commitments for the quarter ended March 31, 2010 included commitments of approximately $63.2 million to four new portfolio companies and $30.3 million to eight existing portfolio companies. During the quarter ended March 31, 2010, we made and funded an equity commitment of $1.1 million to one company. Since inception through March 31, 2010, we have made debt and equity investment commitments in excess of $1.6 billion to our portfolio companies.

We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. As of March 31, 2010, our proprietary SQL-based database system included over 20,000 technology-related companies and approximately 4,800 venture capital, private equity sponsors/investors, as well as various other industry contacts. Our principal executive office is located in Silicon Valley, and we have additional offices in the Boston and Boulder areas. Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of ventures active in the technology and life science industries and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, and media and life sciences. Within the life sciences sub-sector, we focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Our investment objective is to maximize our portfolio return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. See “Regulation—Qualifying Assets.” Since 2007, our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and lower middle market companies. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Despite the current capital market disruption and recession, we continue to see a steady pace of new investments by venture capitalists. As a result of this favorable level of venture capital investment activities, we are experiencing an increase in new investment origination activities which commenced in the fourth quarter of 2009, and would expect it to continue to the extent the venture capital community continues to accelerate its own pace of new investments. We are encouraged by signs of an improving economy, including improved valuations and higher levels of liquidity for our portfolio companies, increased investment activity from venture capitalists and the opening of the initial public offering, or IPO, marketplace. To the extent that we are able, we intend to seek new investment opportunities; however, we remain cautious and conservative in our investment and credit management strategies and we do not expect to see significant growth in the portfolio until the second half of 2010.

As of March 31, 2010, our investment professionals, including Manuel A. Henriquez, our co-founder, Chairman, President and Chief Executive Officer, are currently comprised of 27 professionals who have, on average, more than 15 years of experience in venture capital, structured finance, commercial lending or acquisition finance with the types of technology-related companies that we are targeting. We believe that we can leverage the experience and relationships of our management team to successfully identify attractive investment opportunities, underwrite prospective portfolio companies and structure customized financing solutions.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil;

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds; and

•

Valuations currently assigned to technology-related companies in private financing rounds have decreased since 2008 as a result of the turmoil in the general market and should provide a good opportunity for attractive capital returns.

Technology-Related Companies are Underserved by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, particularly due to the recent credit market dislocation and because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed emerging-growth or expansion-stage companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity. In 2009, venture capital-backed companies received, in approximately 2,400 transactions, equity financing in an aggregate amount of approximately $20.5 billion, representing an 32% decrease from the same period of the preceding year, as reported by Dow Jones VentureSource. In addition, overall, the median round size during in 2009 was $5.0 million, down from $7.0 million in 2008. These decreases were primarily a result of contraction of the capital markets experienced during the past year. Overall, seed- and first-round deals made up 18% of the deal flow in 2009, and later-stage deals made up roughly 56% of all capital invested.

We believe that demand for structured debt financing is currently under served, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies during 2008 and 2009. In addition, lending requirements of traditional lenders have recently become more stringent due to the significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated market, and the financial turmoil affecting the banking system and financial market, which have negatively impacted the debt and equity capital market in the United States and most other markets. At the same time, the venture capital market for the technology-related companies in which we invest has continued to be active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe emerging-growth and expansion-stage companies target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments provide the debt capital needed to grow or recapitalize companies during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, our team members have originated structured debt, structured debt with warrants and equity investments in over 135 technology-related companies, representing over $1.6 billion in commitments and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and, on select investments, covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically, our structured debt investments to technology-related companies typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of March 31, 2010, our proprietary SQL-based database system included over 20,000 technology-related companies and over 4,800 venture capital, private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Dividend Reinvestment Plan

We have adopted an opt-out dividend reinvestment plan through which distributions are paid to stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash. See “Dividend

Reinvestment Plan.” Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

Taxation

Prior to 2006, we were taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, as amended, which we refer to in this prospectus as the Code. We elected to be treated for federal income tax purposes as a regulated investment company (a “RIC”) under Subchapter M of the Code with the filing of our federal corporate income tax return for 2006, which election was effective as of January 1, 2006. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. See “Certain United States Federal Income Tax Considerations.” To obtain and maintain the federal income tax benefits of RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually an amount equal to at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. There is no assurance that we will meet these tests and be eligible to make a RIC election. If we do not qualify or do not make a RIC election, we would be taxed as a C corporation.

Use of Proceeds

We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which includes investing in debt and equity securities, repayment of indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to a lender in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. Our asset coverage for senior indebtedness as of March 31, 2010 was well over 200% since we exclude SBA leverage from this ratio and we have no other borrowings outstanding. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

We, through a special purpose wholly-owned subsidiary, Hercules Funding II, LLC, entered into a two-year revolving senior secured credit facility with an optional one-year extension with total commitments of $50 million, with Wells Fargo Foothill as a lender and as an arranger and administrative agent (the “Wells Facility”). The Wells Facility has the capacity to increase to $300 million if additional lenders are added to the syndicate. The Wells Facility expires on August 25, 2011, unless the option to extend the facility is exercised by the parties to the agreement. To date, we have not added any additional lenders under The Wells Facility, but intend to seek to do so when the financial markets reopen.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility requires the payment of a non-use fee of 0.5% annually, which was reduced to 0.3% on the one year anniversary of the credit facility. The Wells Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. We paid a one time $750,000 structuring fee in connection with the Wells Facility which is being amortized through August 2011. There was no outstanding debt under the Wells Facility at March 31, 2010. In February 2010, the facility was extended an additional year until August 2011 and we paid a $375,000 extension fee.

The Wells Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth of $250 million, contingent upon our total commitments under all lines of credit not exceeding $250 million. To the extent our total commitments exceed $250 million, the minimum tangible net worth covenant will increase on a pro rata basis commensurate with our net worth on a dollar for dollar basis. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by us. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at March 31, 2010.

Hercules Technology II, L.P. (“HT II”), our wholly-owned subsidiary, is licensed by the U.S. Small Business Administration (“SBA”) as a small business investment company (“SBIC”) under the Small Business Investment Act of 1958. At March 31, 2010, we had a commitment from the SBA permitting us to draw up to $137.1 million from the SBA, of which approximately $130.6 million was outstanding as of March 31, 2010. At March 31, 2010, we had a net investment of $68.55 million in HT II, and there are investments in 35 companies with a fair value of approximately $157.1 million. HT II’s portfolio accounted for approximately 41.3% of our total portfolio at fair market value at March 31, 2010. As of March 31, 2010, the maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued to a single SBIC is $150.0 million. There is no assurance that HT II will be able to draw up to the maximum limit available under the SBIC program.

The American Recovery and Reinvestment Act of 2009 (the “Federal Stimulus Bill”) includes a provision which allows for existing SBIC entities to obtain a second license and gain access to additional leverage of up to $75.0 million, for a maximum of $225.0 million combined SBIC leverage (subject to additional required capitalization of its second wholly owned subsidiary). We have filed an application for a second SBIC license. In September 2009, we formed Hercules Technology III, L.P. (“HT III”) for the purpose of obtaining a second SBIC license. In May 2010, we received the approval of the Agency Committee of the SBA for a second SBIC license. The second SBIC license will provide us with access to an additional $75.0 million of SBIC debentures, subject to compliance with SBA regulations and an additional capital contribution by us of $37.5 million into HT III.

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute to our stockholders as dividends. See “Certain Material United States Federal Income Tax Considerations.” We pay regular quarterly dividends based upon an estimate of annual taxable income available for distribution to shareholders and the amount of taxable income carried over from the prior year for distribution in the current year.

Principal Risk Factors

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. In addition, we expect that our portfolio will continue to consist primarily of securities issued by privately-held technology-related companies, which generally require additional capital to become profitable. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed or to fully repay the amounts owed to us. A large number of entities compete for the same kind of investment opportunities as we seek.

We borrow funds to make our investments in portfolio companies. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore increase the risks associated with investing in our common stock. Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results, and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our common stock.

Certain Anti-Takeover Provisions

Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for our company. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.

General Information

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301, and our telephone number is (650) 289-3060. We also have offices in the Boston, Massachusetts and the Boulder, Colorado areas. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Hercules Technology Growth Capital.

Stockholder Transaction Expenses (as a percentage of the public offering price):
Sales load (as a percentage of offering price)(1)	—%
Offering expenses	—%
Dividend reinvestment plan fees	—%

Total stockholder transaction expenses (as a percentage of the public offering price)	—%

Annual Expenses (as a percentage of net assets attributable to common stock):(2)
Operating expenses	5.0	%(3)(4)
Interest payments on borrowed funds	2.5	%(5)
Fees paid in connection with borrowed funds	0.2	%(6)
Acquired fund fees and expenses(7)	0.0%

Total annual expenses	7.7	%(8)

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load. We will not pay any underwriting discount or commission, and we will not receive any of the proceeds from shares sold by the selling stockholders.
(2)	“Average net assets attributable to common stock” equals the weighted estimated average net assets for 2010 which is approximately $382.6 million.
(3)	“Operating expenses” represent our estimated operating expenses for the year ending December 31, 2010 including income tax expense (benefit) including excise tax, excluding interests and fees on indebtedness. This percentage for the year ended December 31, 2009 was 5.3%. See “Management’s Discussion and Analysis and Results of Operations,” “Management,” and “Compensation of Executive Officers and Directors.”
(4)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(5)	“Interest payments on borrowed funds” represents estimated interest payments on borrowed funds for 2010. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants and shares underlying the warrants collateralized under our prior credit facility with Citigroup (the “Citigroup Facility”). As a fee and incentive to Citigroup for the extension of the Citigroup Facility, we entered into a Warrant Participant Agreement with Citigroup in August 2005. Pursuant to the Warrant Participation Agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants are included in collateral subsequent to the Citigroup Facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue until the Maximum Participation Limit has been reached even though the Citigroup Facility was terminated. During the quarter ended March 31, 2010, we recorded a decrease of the derivative liability related to this obligation and decreased its unrealized appreciation by approximately $38,000 for Citigroup’s participation in unrealized gains in the warrant portfolio. The value of their participation right on unrealized appreciation in the related equity investments was approximately $430,000 at March 31, 2010 and is included in accrued liabilities. Since inception of the warrant participation agreement, we have paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing our realized gains by this amount. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing.
(6)	“Fees paid in connection with borrowed funds” represents estimated fees paid in connection with borrowed funds for 2010. This percentage for the year ended December 31, 2009 was approximately 0.5%.
(7)	For the quarter ended March 31, 2010 and the year ended December 31, 2009, we did not have any investments in shares of Acquired Funds that are not consolidated and, as a result, we did not directly or indirectly incur any fees from Acquired Funds.
(8)	“Total annual expenses” is the sum of “operating expenses,” “interest payments on borrowed funds” and “fees paid in connection with borrowed funds.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. These amounts are based upon our payment of annual operating expenses at the levels set forth in the table above and assume no additional leverage.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$122	$260	$392	$690

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected balance sheet data as of the end of fiscal 2009, 2008, 2007, 2006 and 2005 and the selected statement of operations data for fiscal 2009, 2008, 2007, 2006 and 2005 have been derived from our audited financial statements included elsewhere herein, which have been audited by Ernst & Young LLP, an independent registered public accounting firm. The historical data are not necessarily indicative of results to be expected for any future period. The selected financial and other data for the three months ended March 31, 2010 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2010 are not necessarily indicative of the results that may be expected for the year ending December 31, 2010.

	For the three months ended March 31, 2010	For the year ended December 31,
		2009	2008	2007	2006	2005
Investment income:
Interest	$11,235	$62,200	$67,283	$48,757	$26,278	$9,791
Fees	1,285	12,077	8,552	5,127	3,230	876

Total investment income	12,520	74,277	75,835	53,884	29,508	10,667

Operating expenses:
Interest	2,026	9,387	13,121	4,404	5,770	1,801
Loan fees	298	1,880	2,649	1,290	810	1,098
General and administrative	1,889	7,281	6,899	5,437	5,409	2,285
Employee Compensation:
Compensation and benefits	2,238	10,737	11,595	9,135	5,779	3,706
Stock-based compensation	457	1,888	1,590	1,127	617	252

Total employee compensation	2,695	12,625	13,185	10,262	6,396	3,958

Total operating expenses	6,908	31,173	35,854	21,393	18,385	9,142
Net investment income before provision for income taxes and investment gains and losses	5,612	43,104	39,981	32,491	11,123	1,525
Provision for income taxes	—	—	—	2	643	225
Net investment income	5,612	43,104	39,982	32,489	11,123	1,270
Net realized gain (loss) on investments	362	(30,801)	2,643	2,791	(1,604)	482
Provision for Excise Tax	—	—	(203)	(139)	—	—
Net increase (decrease) in unrealized appreciation on investments	(260)	1,269	(21,426)	7,268	2,508	353

Net realized and unrealized gain (loss)	102	(29,532)	(18,986)	9,920	904	835

Net increase (decrease) in net assets resulting from operations	$5,714	$13,572	$20,995	$42,409	$11,384	$2,105

Cash and stock dividends declared per common share	$0.20	$1.26	$1.32	$1.20	$0.90	$0.33

	As of March 31, 2010	As of December 31,
($ in thousands, except per share data)		2009	2008	2007	2006	2005
Balance sheet data:
Investments, at value	$379,973	$370,437	$581,301	$529,972	$283,234	$176,673
Cash and cash equivalents	106,138	124,828	17,242	7,856	16,404	15,362
Total assets	500,957	508,967	608,672	541,943	301,142	193,648
Total liabilities	134,545	142,452	226,214	141,206	45,729	79,296
Total net assets	366,412	366,515	382,458	400,737	255,413	114,352

Other Data:
Total debt investments, at value	$321,642	$320,902	$540,054	$482,123	$266,724	$166,646
Total warrant investments, at value	13,168	14,450	17,883	21,646	8,441	5,160
Total equity investments, at value	45,163	35,085	23,364	26,203	8,069	4,867
Unfunded commitments	20,000	11,700	82,000	130,602	55,500	30,200
Net asset value per share(1)	$10.11	$10.29	$11.56	$12.31	$11.65	$11.67

(1)	Based on common shares outstanding at period end.

The following tables set forth certain quarterly financial information for each of the eight quarters up to and ending December 31, 2009. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	For the Quarter End
(Amounts in thousands, except per share data)	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009

Selected Quarterly Data (unaudited):
Total investment income	$16,666	$17,681	$19,480	$20,450
Net investment income before provision for income taxes and investment gains and losses	9,377	10,347	11,821	11,558
Net increase (decrease) in net assets resulting from operations	8,459	13,690	(13,059)	4,482
Net increase (decrease) in net assets resulting from operations per common share (basic)	$0.24	$0.39	$(0.38)	$0.14

	For the Quarter End
(Amounts in thousands, except per share data)	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008

Selected Quarterly Data (unaudited):
Total investment income	$21,963	$19,248	$19,022	$15,600
Net investment income before provision for income taxes and investment gains and losses	11,015	9,992	9,972	9,000
Net increase (decrease) in net assets resulting from operations	(10,939)	12,538	8,358	11,037
Net increase (decrease) in net assets resulting from operations per common share (basic)	$(0.33)	$0.38	$0.25	$0.34

RISK FACTORS

Investing in our common stock may be speculative and involves a high degree of risk. Before you invest in shares of our common stock, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to our Business Structure and Current Economic and Market Conditions

We have a limited operating history as a business development company, which may affect our ability to manage our business and may impair your ability to assess our prospects.

We were incorporated in December 2003 and commenced investment operations in September 2004. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of our common stock could decline substantially. We have a limited operating history as a business development company. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on the business or our ability to manage the business within these frameworks. If we fail to maintain our status as a business development company or fail to qualify as a RIC, our operating flexibility and results of operations would be significantly affected.

We are currently in a period of capital markets disruption and recession and we do not expect these conditions to improve in the near future.

Since late 2007, and particularly since mid-2008, the financial services industry and the securities markets generally have been materially and adversely affected by significant declines in the values of nearly all asset classes and by a lack of liquidity. Initially, these market conditions were triggered by declines in home prices and the values of subprime mortgages, but spread to all mortgage and real estate asset classes, to leveraged bank loans and to nearly all asset classes, including equities. During this period of disruption, the global markets have been characterized by substantially increased volatility, short-selling and an overall loss of investor confidence. While recent economic indicators have shown modest improvements in the capital markets, these indicators could worsen. In the event of renewed financial turmoil affecting the banking system and financial markets, additional consolidation of the financial services industry, or significant financial service institution failures, there could be a new or incremental tightening in the credit markets, low liquidity and extreme volatility in fixed-income, credit, currency and equity markets. In addition, the risk remains that there could be a number of follow-on effects from the credit crisis on our business.

Despite the current capital market disruption and recession, we continue to see a steady pace of new investments by venture capitalists. As a result of this favorable level of venture capital investment activities, we are experiencing an increase in new investment origination activities which commenced in the fourth quarter of 2009, and would expect it to continue to the extent the venture capital community continues to accelerate its own pace of new investments. We are encouraged by signs of an improving economy, including improved valuations and higher levels of liquidity for our portfolio companies, increased investment activity from venture capitalists and the opening of the IPO marketplace. To the extent that we are able, we intend to seek new investment opportunities; however, we remain cautious and conservative in our investment and credit management strategies and we do not expect to see significant growth in the portfolio until the second half of 2010.

Current market conditions have materially and adversely impacted debt and equity capital markets in the United States, which could result in a negative impact on our business and operations.

The debt and equity capital markets in the United States have been negatively impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated market, among other things. These events, along with the deterioration of the housing market, the failure of major financial institutions and the resulting United States Federal government actions have led to worsening general economic conditions, which have materially and adversely impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. Commercial finance companies have previously utilized the securitization market to finance some investment activities and we had intended to use securitization financing. Due to the current dislocation of the securitization market, which we believe may continue for an extended period of time, access to this funding source has essentially been eliminated. We and other companies in the commercial finance sector may have to access alternative debt markets in order to grow. The debt capital that will be available may be at a higher cost, and terms and conditions may be less favorable which could negatively affect our financial performance and results. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact our business.

We have and may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

Under a revenue procedure issued by the Internal Revenue Service, RICs are permitted to treat certain distributions made with respect to tax years ending prior to January 1, 2012, and payable in up to 90% in their stock, as taxable dividends that will satisfy their annual distribution obligations for federal income tax and excise tax purposes. We previously determined to pay 90% of our first quarter 2009 dividend in shares of newly issued common stock, and we may in the future determine to distribute taxable dividends that are payable in part in our common stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

We are dependent upon key management personnel for our future success, particularly Manuel A. Henriquez, and if we are not able to hire and retain qualified personnel, or if we lose any member of our senior management team, our ability to implement our business strategy could be significantly harmed.

We depend upon the members of our senior management, particularly Mr. Henriquez, as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships on which we rely to implement our business plan. If we lose the services of Mr. Henriquez, or of any other senior management members, we may not be able to operate the business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. We believe our future success will depend, in part, on our ability to identify, attract and retain sufficient numbers of highly skilled employees. If we do not succeed in identifying, attracting and retaining such personnel, we may not be able to operate our business as we expect.

Our business model depends to a significant extent upon strong referral relationships with venture capital and private equity fund sponsors, and our inability to develop or maintain these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our management team will maintain their relationships with venture capital and private equity firms, and we will rely to a significant extent upon these relationships to provide us with our deal flow. If we fail to maintain our existing relationships, our relationships become strained as a result of enforcing our rights with respect to non-performing portfolio companies in protecting our investments or we fail to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our investment portfolio. In addition, persons with whom members of our management team have relationships are not obligated to provide us with investment opportunities and, therefore, there is no assurance that such relationships will lead to the origination of debt or other investments.

We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.

A number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with a large number of venture capital and private equity firms, as well as with other investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and/or access to funding sources that are not available to us. This may enable some competitors to make commercial loans with interest rates that are comparable to or lower than the rates that we typically offer. We may lose prospective portfolio companies if we do not match competitors’ pricing, terms and structure. If we do match competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company or that the Code would impose on us as a RIC. If we are not able to compete effectively, our business, financial condition, and results of operations will be adversely affected. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify, or that we will be able to fully invest our available capital.

Because we intend to distribute substantially all of our income to our stockholders in order to qualify as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our ordinary income and realized net capital gains except for certain realized net long-term capital gains, which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which includes all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. This limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. Given the current dislocation in the credit market, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. If we are unable to incur additional debt, we may be required to raise additional equity at a time when it may be disadvantageous to do so. In addition, shares of closed-end investment companies have recently traded at discounts to their net asset values and our stock has been discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If our common stock trades below its net asset value, we generally will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Because we borrow money, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly our stockholders will bear the cost associated with our leverage activity. Our secured credit facilities with Wells Fargo Capital Finance LLC and Union Bank, N.A. contain financial and operating covenants that could restrict our business activities, including our ability to declare dividends if we default under certain provisions.

As of March 31, 2010, there was no outstanding borrowing under either the Wells Facility or the Union Bank Facility. In addition, as of March 31, 2010, we had approximately $130.6 million outstanding under the SBA debenture program.

As a business development company, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of March 31, 2010 our asset coverage for senior indebtedness is well over 200% since we exclude SBA leverage from this ratio and we have no other borrowings outstanding.

	Assumed Return on Our Portfolio (Net of Expenses)
	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholder(1)	(22.98)%	(13.15)%	(3.33)%	6.49%	16.32%

(1)	Assumes $501.0 million in total assets, $130.6 million in debt outstanding, $366.4 million in stockholders’ equity, and an average cost of funds of 6.5%, which is the approximate average cost of funds of the SBA debentures for the period ended March 31, 2010. Actual interest payments may be different.

Because most of our investments typically are not in publicly-traded securities, there is uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

At March 31, 2010, portfolio investments, which are valued at fair value by the Board of Directors, were approximately 76% of our total assets. We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value.

There is no single standard for determining fair value in good faith. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of our Valuation Committee. The Valuation Committee uses its best judgment in arriving at the fair value of these securities. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. We adjust quarterly the valuation of our portfolio to reflect the Board of Directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

Our total investment in companies may be significant individually or in the aggregate. As a result, if a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. The following table shows the fair value of the totals of investments held in portfolio companies at March 31, 2010 that represent greater than 5% of net assets:

	March 31, 2010
(in thousands)	Fair Value	Percentage of Net Assets
InfoLogix, Inc.	$32,709	8.9%
Velocity Technology Solutions.	25,006	6.8
Labopharm USA, Inc.	20,475	5.6

InfoLogix, Inc., a public company traded on the NASDAQ Capital Market under the symbol “IFGL”, is a provider of enterprise mobility and radio frequency identification (RFID) solutions. The Company provides these solutions to its customers by utilizing a combination of products and services, including consulting, business software applications, managed services, mobile workstations and devices, and wireless infrastructure. At March 31, 2010 we owned approximately 72% of outstanding shares of common stock of InfoLogix, Inc., which represents a controlling interest in this portfolio company.

Velocity Technology Solutions manages, hosts, and provides systems integration services for companies that outsource enterprise software support.

Labopharm, Inc. is a specialty pharmaceutical company that, together with its subsidiaries, develops drugs using its proprietary controlled-release technologies.

Our financial results could be negatively affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

Regulations governing our operations as a business development company affect our ability to, and the manner in which, we raise additional capital, which may expose us to risks.

Our business will require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities, including borrowings, securitization transactions or other indebtedness, or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities, other evidences of indebtedness or preferred stock, and we may borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have an asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders and the issuance of preferred stock could have the effect of delaying, deferring, or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

To the extent that we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance operations. Other than in certain limited situations such as rights offerings, as a business development company, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

In addition to issuing securities to raise capital as described above, we anticipate that, in the future, we may securitize our loans to generate cash for funding new investments. The securitization market has effectively shut down with the recent financial market collapse and we cannot assure you that will be able to securitize our loans in the near future, or at all. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy.

Our equity ownership in a portfolio company may represent a Control Investment. Our ability to exit a debt or equity investment in a timely manner because we are in a control position or have access to inside information in the portfolio company could result in a realized loss on the investment.

If we obtain a Control Investment in a portfolio company our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a Control Investment. Additionally, we may choose not to take certain actions to protect a debt investment in a Control Investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of the senior loans we make will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see “Regulation.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax requirements, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such payment-in-kind interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts prior to receiving the related cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with Internal Revenue Service requirements, to satisfy such distribution requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate an original issue discount, resulting in a dividend distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Under such circumstances, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify for the federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level income tax on all our income. See “Certain United States Federal Income Tax Considerations.”

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results, or our business may not perform in a manner that will allow us to make a specified level of distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Also, our credit facility limits our ability to declare dividends if we default under certain provisions.

If we are unable to manage our future growth effectively, we may be unable to achieve our investment objective, which could adversely affect our financial condition and results of operations and cause the value of your investment to decline.

Our ability to achieve our investment objective will depend on our ability to sustain growth. Sustaining growth will depend, in turn, on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including, but not limited to, the interest rate payable on the debt securities that we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

In addition, any of these factors could negatively impact our ability to achieve our investment objectives, which may cause our net asset value of our common stock to decline.

Fluctuations in interest rates may adversely affect our profitability.

A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. Typically, we anticipate that our interest-earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will accrue interest at variable rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We anticipate using a combination of equity and long-term and short-term borrowings to finance our investment activities.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that most of our current initial investments in debt securities will be at floating rate with a floor. However, in the event that we make investments in debt securities at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

Our realized gains are reduced by amounts paid pursuant to the warrant participation agreement.

Citigroup, a former credit facility provider to Hercules, has an equity participation right through a warrant participation agreement on the pool of loans and certain warrants formerly collateralized under the then existing Citigroup Facility. Pursuant to the warrant participation agreement, we granted to Citigroup a 10% participation in all warrants held as collateral. As a result, Citigroup is entitled to 10% of the realized gains on certain warrants until the realized gains paid to Citigroup pursuant to the agreement equals $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Citigroup Facility is terminated until the Maximum Participation Limit has been reached.

During the year ended December 31, 2009, the Company reduced its realized gain by approximately $175,000 for Citigroup’s participation in the gain on sale of equity securities and recorded a decrease on participation liability and increased its unrealized gains by a net amount of approximately $29,000 for Citigroup’s participation. Since inception of the agreement, we have paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing our realized gains. In addition, our realized gains will be reduced by the amounts owed to Citigroup under the warrant participation agreement. The value of Citigroup’s participation right on unrealized gains in the related equity investments since inception of the agreement was approximately $430,000 at March 31, 2010 and is included in accrued liabilities and increased the unrealized gain recognized by us at March 31, 2010. Citigroup’s rights under the warrant participation agreement increase our cost of borrowing and reduce our realized gains.

It is likely that the terms of any long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

On August 25, 2008, we entered into the Wells Facility, a two-year revolving senior secured credit facility with an optional one-year extension with initial commitments of $50 million at closing. The Wells Facility has the capacity to increase to $300 million if additional lenders are added to the lending syndicate. As of March 31, 2010, we have no outstanding borrowings under the Wells Facility. In February 2010, we extended the Wells Facility maturity to August of 2011 from August 2010 under the same terms and conditions of the existing agreement. As of March 31, 2010, we had not added any additional lenders under the Wells Facility, although if the credit markets re-open we intend to do so in the future. Due to current credit conditions as a result of the recession, our cost of borrowing may increase with the addition of additional lenders under the Wells Facility.

The current lenders under the Wells Facility and the Union Bank Facility have, and any future lender or lenders will have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets in the collateral pool. In addition, we may grant a security interest in our assets in connection with any such borrowing. We expect such a facility to contain customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, such facilities are expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially, the business our portfolio companies that are financed through the facilities. An event of default under any credit facility would likely result, among other things, in termination of the availability of further funds under that facility and an accelerated maturity date for all amounts outstanding under the facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we financed through the facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

The terms of future available financing may place limits on our financial and operating flexibility. If we are unable to obtain sufficient capital in the future, we may:

•	be forced to reduce or discontinue our operations;

•	not be able to expand or acquire complementary businesses; and

•	not be able to develop new services or otherwise respond to changing business conditions or competitive pressures.

In addition to regulatory restrictions that restrict our ability to raise capital, the Wells Facility and the Union Bank Facility contain various covenants which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and ability to pay dividends.

The credit agreements governing the Wells Facility and the Union Bank Facility both require us to comply with certain financial and operational covenants. These covenants require us to, among other things, maintain certain financial ratios, including asset coverage, debt to equity and interest coverage. The Wells Facility requires us to maintain a minimum tangible net worth of $250 million, contingent upon our total commitments under all lines of credit not exceeding $250 million. To the extent our total commitments exceed $250 million, the minimum tangible net worth covenant will increase on a pro rata basis commensurate with our net worth on a dollar for dollar basis. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. As of March 31, 2010, we were in compliance with the covenants under the Wells Facility. Our ability to continue to comply with these covenants in the future depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will be able to comply with these covenants. Failure to comply with these covenants would result in a default which, if we were unable to obtain a waiver from the lenders, could accelerate repayment under the facilities and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Since the nation entered into a recession in late 2007, the stock market has declined, many financial institutions have failed, the availability of debt and equity capital became severely constrained, unemployment rose and consumer confidence eroded significantly, all of which led to a decline in consumer spending. The U.S. government has acted to restore liquidity and stability to the financial system, but there can be no assurance these regulatory programs and proposals will have a long-term beneficial impact. In the event of renewed financial turmoil affecting the banking system and financial markets, additional consolidation of the financial services industry or significant financial service institution failures, there could be a new or incremental tightening in the credit markets, low liquidity and extreme volatility in fixed-income, credit, currency and equity markets. The current economic and capital markets conditions in the U.S. have severely reduced capital availability. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The prolonged continuation or worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

As of March 31, 2010, we had no outstanding borrowings under the Wells Facility or the Union Bank Facility and $130.6 million under SBA debenture.

As of March 31, 2010, we have been unable to secure additional lenders under our Wells Facility. There can be no assurance that we will be successful in obtaining any additional debt capital on terms acceptable to us or at all. If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

One of our wholly-owned subsidiaries is licensed by the U.S. Small Business Administration, and as a result, we will be subject to SBA regulations.

Our wholly-owned subsidiary HT II is licensed to act as a small business investment company and is regulated by the SBA. The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. The SBA regulations require, among other things, that a licensed SBIC be examined periodically and audited by an independent auditor to determine the SBIC’s compliance with the relevant SBA regulations.

Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after Federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after Federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on factors such as the number of employees and gross sales. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause HT II to forego attractive investment opportunities that are not permitted under SBA regulations.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of March 31, 2010, 41.3% of our total investment portfolio is in our SBIC subsidiary.

Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If HT II fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT II is our wholly owned subsidiary.

Our wholly-owned SBIC subsidiary may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiary. We will be partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

If we are unable to satisfy Code requirements for qualification as a RIC, then we will be subject to corporate-level income tax, which would adversely affect our results of operations and financial condition.

We elected to be treated as a RIC for federal income tax purposes with the filing of our federal corporate income tax return for 2006. We will not qualify for the tax treatment allowable to RICs if we are unable to comply with the source of income, diversification and distribution requirements contained in Subchapter M of the Code, or if we fail to maintain our election to be regulated as a business development company under the 1940 Act. If we fail to qualify for the federal income tax benefits allowable to RICs for any reason and remain or become subject to a corporate-level income tax, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. Such a failure would have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we are otherwise required to distribute, and we cannot pass such net operating losses through to our stockholders. In addition, net operating losses that we carry over to a taxable year in which we qualify as a RIC normally cannot offset ordinary income or capital gains.

Changes in laws or regulations governing our business could negatively affect the profitability of our operations.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern business development companies, SBICs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business results of operations or financial condition.

Results may fluctuate and may not be indicative of future performance.

Our operating results may fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. Factors that could cause operating results to fluctuate include, but are not limited to, variations in the investment origination volume and fee income earned, changes in the accrual status of our debt investments, variations in timing of prepayments, variations in and the timing of the recognition of net realized gains or losses and changes in unrealized appreciation or depreciation, the level of our expenses, the degree to which we encounter competition in our markets, and general economic conditions.

Risks Related to Our Investments

Our investments are concentrated in certain industries and in a number of technology-related companies, which subjects us to the risk of significant loss if any of these companies default on their obligations under any of their debt securities that we hold, or if any of the technology-related industry sectors experience a downturn.

We have invested and intend to continue investing in a limited number of technology-related companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond the asset diversification requirements to which we will be subject as a RIC, we do not have fixed guidelines for diversification or limitations on the size of our investments in any one portfolio company and our investments could be concentrated in relatively few issuers. In addition, we have invested in and intend to continue investing, under normal circumstances, at least 80% of the value of our total assets (including the amount of any borrowings for investment purposes) in technology-related companies. As of March 31, 2010, approximately 52.9% of the fair value of our portfolio was composed of investments in four industries: 15.3% was composed of investments in the software industry; 13.5% was composed of investments in the consumer and business products industry; 13.0% was composed of investments in the drug discovery industry; and 11.1% was composed of investments in the information services industries. As a result, a downturn in technology-related industry sectors and particularly those in which we are heavily concentrated could materially adversely affect our financial condition.

Our investments may be concentrated in portfolio companies which may have limited operating histories and financial resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to economic downturns such as the current recession, may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies compete with larger, more established companies with greater access to, and resources for, further development in these new technologies. We may lose our entire investment in any or all of our portfolio companies.

Our investment strategy focuses on technology-related companies, which are subject to many risks, including volatility, intense competition, shortened product life cycles and periodic downturns, and you could lose all or part of your investment.

We have invested and will continue investing primarily in technology-related companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition. Beginning in mid-2000, there was substantial excess production capacity and a significant slowdown in many technology-related industries. This overcapacity, together with a cyclical economic downturn, resulted in substantial decreases in the market capitalization of many technology-related companies. While such valuations have recovered to some extent, such decreases in market capitalization may occur again, and any future decreases in technology-related company valuations may be substantial and may not be temporary in nature. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the average selling prices of products and some services provided by technology-related companies have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect our business, financial condition and results of operations.

We have invested in and may continue investing in technology-related companies that do not have venture capital or private equity firms as equity investors, and these companies may entail a higher risk of loss than do companies with institutional equity investors, which could increase the risk of loss of your investment.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other cash requirements and, in most instances, to service the interest and principal payments on our investment. Portfolio companies that do not have venture capital or private equity investors may be unable to raise any additional capital to satisfy their obligations or to raise sufficient additional capital to reach the next stage of development. Portfolio companies that do not have venture capital or private equity investors may be less financially sophisticated and may not have access to independent members to serve on their boards, which means that they may be less successful than portfolio companies sponsored by venture capital or private equity firms. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are sponsored by venture capital or private equity firms.

Price declines and illiquidity in the corporate debt markets could adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair market value as determined in good faith by or under the direction of our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (an estimate of the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation.

The continuing unprecedented declines in prices and liquidity in the capital markets have resulted in some net unrealized depreciation in our portfolio. As of March 31, 2010, conditions in the public and private debt and equity markets had continued to deteriorate and pricing levels continued to decline. While the U.S. government has acted to restore liquidity and stability to the financial system, there can be no assurance these regulatory programs and proposals will have a long-term beneficial impact. As a result, in the future, depending on market conditions, we could incur substantial realized losses and may suffer substantial unrealized depreciation in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which might have an adverse effect on our results of operations.

The U.S. and most other markets have entered into a period of recession. Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. There was one loan on non-accrual status as of March 31, 2010 with a fair value of approximately $0. There were five loans on non-accrual status as of December 31, 2009 with a fair value of approximately $10.5 million. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

Generally, we do not control our portfolio companies. These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

A continuing lack of initial public offering opportunities may cause companies to stay in our portfolio longer, leading to lower returns, unrealized depreciation, or realized losses.

Beginning in about 2001, fewer venture capital-backed companies per annum have been able to complete initial public offerings (“IPOs”) than in the years of the previous decade. For the year ended December 31, 2009, only eight venture capital-backed companies completed IPOs in the United States according to Dow Jones Venture Source. Now that some of our companies are becoming more mature, a continuing lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available funding for early-stage companies in particular as, in general, venture-capital firms are being forced to provide additional financing to late-stage companies that cannot complete an IPO. In the best case, such stagnation would dampen returns, and in the worst case, could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A continuing lack of IPO opportunities for venture capital-backed companies is also causing some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital and to fulfill their potential, which can result in unrealized depreciation and realized losses in such companies by other companies such as ourselves who are co-investors in such companies.

To the extent venture capital or private equity firms decrease or discontinue funding to their portfolio companies, our portfolio companies may not be able to meet their obligations under the debt securities that we hold.

Most of our portfolio companies rely heavily on future rounds of funding from venture capital or private equity firms in order to continue operating their businesses and repaying their obligations to us under the debt securities that we hold. Venture capital and private equity firms in turn rely on their limited partners to pay in capital over time in order to fund their ongoing and future investment activities.

To the extent that venture capital and private equity firms’ limited partners are unable to fulfill their ongoing funding obligations, the venture capital or private equity firms may be unable to continue financially supporting the ongoing operations of our portfolio companies. As a result, our portfolio companies may be unable to repay their obligations under the debt securities that we hold, which would harm our financial condition and results of operations.

If the assets securing the loans that we make decrease in value, then we may lack sufficient collateral to cover losses.

We believe that our portfolio companies generally will be able to repay our loans from their available capital, from future capital-raising transactions, or from cash flow from operations. However, to attempt to mitigate credit risks, we will typically take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries and, in some cases, the equity interests of our portfolio companies held by their stockholders. In many cases, our loans will include a period of interest-only payments. There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of a portfolio company to raise additional capital. In some circumstances, our lien could be subordinated to claims of other creditors. Additionally, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Moreover, in the case of some of our structured debt with warrants, we may not have a first lien position on the collateral. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or that we will be able to collect on the loan should we be forced to enforce our remedies.

In addition, because we invest in technology-related companies, a substantial portion of the assets securing our investment may be in the form of intellectual property, if any, inventory and equipment and, to a lesser extent, cash and accounts receivable. Intellectual property, if any, that is securing our loan could lose value if, among other things, the company’s rights to the intellectual property are challenged or if the company’s license to the intellectual property is revoked or expires. Inventory may not be adequate to secure our loan if our valuation of the inventory at the time that we made the loan was not accurate or if there is a reduction in the demand for the inventory.

Similarly, any equipment securing our loan may not provide us with the anticipated security if there are changes in technology or advances in new equipment that render the particular equipment obsolete or of limited value, or if the company fails to adequately maintain or repair the equipment. Any one or more of the preceding factors could materially impair our ability to recover principal in a foreclosure.

The economic recession and future downturns or recessions could impair the value of the collateral for our loans to our portfolio companies and consequently increase the possibility of an adverse effect on our financial condition and results of operations.

Many of our portfolio companies are susceptible to the current economic recession and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments.

In particular, intellectual property owned or controlled by our portfolio companies constitutes an important portion of the value of the collateral of our loans to our portfolio companies. Adverse economic conditions may decrease the demand for our portfolio companies’ intellectual property and consequently its value in the event of a bankruptcy or required sale through a foreclosure proceeding. As a result, our ability to fully recover the amounts owed to us under the terms of the loans may be impaired by such events.

Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as senior debt or secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

We do not control our portfolio companies. These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing which they are unable to secure and which we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The inability of our portfolio companies to commercialize their technologies or create or develop commercially viable products or businesses would have a negative impact on our investment returns.

The possibility that our portfolio companies will not be able to commercialize their technology, products or business concepts presents significant risks to the value of our investment. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, technology-related products and services often have a more limited market- or life-span than have products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate, or raise additional capital, in increasingly competitive markets. Their inability to do so could affect our investment return. In addition, the intellectual property held by our portfolio companies often represents a substantial portion of the collateral, if any, securing our investments. We cannot assure you that any of our portfolio companies will successfully acquire or develop any new technologies, or that the intellectual property the companies currently hold will remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we have any control over the pace of technology development. Commercial success is difficult to predict, and the marketing efforts of our portfolio companies may not be successful.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately-held companies. Generally, very little public information exists about these companies, and we are required to rely on the ability of our management team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, then we may not make a fully informed investment decision, and we may not receive the expected return on our investment or lose some or all of the money invested in these companies. Also, privately-held companies frequently have less diverse product lines and a smaller market presence than do larger competitors. Privately-held companies are, thus, generally more vulnerable to economic downturns and may experience more substantial variations in operating results than do larger competitors. These factors could affect our investment returns.

In addition, our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, and high turnover of personnel is common in technology-related companies. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns.

If our portfolio companies are unable to protect their intellectual property rights, then our business and prospects could be harmed. If our portfolio companies are required to devote significant resources to protecting their intellectual property rights, then the value of our investment could be reduced.

Our future success and competitive position depend in part upon the ability of our portfolio companies to obtain and maintain proprietary technology used in their products and services, which will often represent a significant portion of the collateral, if any, securing our investment. The portfolio companies will rely, in part, on patent, trade secret and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation in order to enforce their patents, copyrights or other intellectual property rights, to protect their trade secrets, to determine the validity and scope of the proprietary rights of others or to defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe upon or misappropriate a third party’s patent or other proprietary rights, that portfolio company could be required to pay damages to such third party, alter its own products or processes, obtain a license from the third party and/or cease activities utilizing such proprietary rights, including making or selling products utilizing such proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

We may not be able to realize our entire investment on equipment-based loans in the case of default.

We may from time-to-time provide loans that will be collateralized only by equipment of the portfolio company. If the portfolio company defaults on the loan we would take possession of the underlying equipment to satisfy the outstanding debt. The residual value of the equipment at the time we would take possession may not be sufficient to satisfy the outstanding debt and we could experience a loss on the disposition of the equipment.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Some of our portfolio companies may need additional capital, which may not be readily available.

Our portfolio companies will often require substantial additional equity financing to satisfy their continuing working capital and other requirements, and in most instances to service the interest and principal payments on our investment. Each round of venture financing is typically intended to provide a company with only enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms unfavorable to us, either of which would negatively impact our investment returns. Some of these companies may be unable to obtain sufficient financing from private investors, public capital markets or traditional lenders. Accordingly, financing these types of companies may entail a higher risk of loss than would financing companies that are able to utilize traditional credit sources.

We may be unable or decide not to make additional cash investments in our portfolio companies which could result in our losing our initial investment if the portfolio company fails.

We may have to make additional cash investments in our portfolio companies to protect our overall investment value in the particular company. We retain the discretion to make any additional investments as our management determines. The failure to make such additional investments may jeopardize the continued viability of a portfolio company, and our initial (and subsequent) investments. Moreover, additional investments may limit the number of companies in which we can make initial investments. In determining whether to make an additional investment our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. We cannot assure you that we will have sufficient funds to make any necessary additional investments, which could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. As a RIC, if we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including failure to obtain, or possible loss of, the federal income tax benefits allowable to RICs. See “Certain United States Federal Income Tax Considerations—Taxation as a Regulated Investment Company.” We cannot assure you that you will receive distributions at a particular level or at all.

We may not have sufficient funds to make follow-on investments. Our decision not to make a follow-on investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment in a successful situation, for example, the exercise of a warrant to purchase common stock. Any decision we make not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment or may result in a missed opportunity for us to increase our participation in a successful operation and may dilute our equity interest or otherwise reduce the expected yield on our investment. Moreover, a follow-on investment may limit the number of companies in which we can make initial investments. In determining whether to make a follow-on investment, our management will exercise its business judgment and apply criteria similar to those used when making the initial investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments and this could adversely affect our success and result in the loss of a substantial portion or all of our investment in a portfolio company.

Any unrealized depreciation that we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors in accordance with procedures approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

The lack of liquidity in our investments may adversely affect our business and, if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We generally invest in debt securities with terms of up to seven years and hold such investments until maturity, and we do not expect that our related holdings of equity securities will provide us with liquidity opportunities in the near-term. We invest and expect to continue investing in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a business development company and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Our investments are usually subject to contractual or legal restrictions on resale, or are otherwise illiquid, because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of the investments at a favorable price and, as a result, we may suffer losses.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases, portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. Such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company might not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on a pari passu basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy. In addition, we would not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such companies, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not best serve our interests as debt investors.

Our equity related investments are highly speculative, and we may not realize gains from these investments. If our equity investments do not generate gains, then the return on our invested capital will be lower than it would otherwise be, which could result in a decline in the value of shares of our common stock.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. Our goal is ultimately to dispose of these equity interests and realize gains upon disposition of such interests. Over time, the gains that we realize on these equity interests may offset, to some extent, losses that we experience on defaults under debt securities that we hold. However, the equity interests that we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses that we experience.

We generally do not control our portfolio companies and therefore our portfolio companies may make decisions with which we disagree.

Generally, we do not control any of our portfolio companies, even though we may have board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

For the quarter ended March 31, 2010 and the year ended December 31, 2009, we received early loan repayments and paydown of working capital loans of approximately $39.7 million and $171.9 million, respectively. We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

When we invest in debt securities, we generally expect to acquire warrants or other equity securities as well. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our financial results could be negatively affected if we are unable to recover our principal investment as a result of a negative pledge on the intellectual property of our portfolio companies.

In some cases, we collateralize our investments by obtaining a first priority security interest in a portfolio companies’ assets, which may include their intellectual property. In other cases, we may obtain a first priority security interest in a portion of a portfolio company’s assets and a negative pledge covering a company’s intellectual property and a first priority security interest in the proceeds from such intellectual property. In the case of a negative pledge, the portfolio company cannot encumber or pledge their intellectual property without our permission. In the event of a default on a loan, the intellectual property of the portfolio company will most likely be liquidated to provide proceeds to pay the creditors of the company. As a result, a negative pledge may affect our ability to fully recover our principal investment. In addition, there can be no assurance that our security interest in the proceeds of the intellectual property will be enforceable in a court of law or bankruptcy court.

At March 31, 2010, approximately 74.2 % of our portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 1.9 % of our portfolio company loans were secured by a second priority security in all of the assets of the portfolio company and 23.9 % portfolio company loans were prohibited from pledging or encumbering their intellectual property pursuant to negative pledges.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends and cause the loss of all or part of your investment.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made direct equity investments or received warrants in connection with loans representing approximately 15.4% of the aggregate outstanding balance of our portfolio as of March 31, 2010. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

Risks Related to Our Common Stock

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. Shares of business development companies, including shares of our common stock, have been trading at discounts to their net asset values. As of March 31, 2010, our net asset value per share was $10.11. The daily average closing price of our shares on the NASDAQ Global Select Market for the quarter ended March 31, 2010 was $10.26. If our common stock trades below net asset value, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Provisions of the Maryland General Corporation Law, and of our charter and bylaws, could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying, or making difficult a change in control of our company or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board, including a majority of our directors who are not interested persons as defined in the 1940 Act. In addition, our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our stock. The Business Combination Act (if our board should repeal the resolution) and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for shares of our common stock.

If we conduct an offering of our common stock at a price below net asset value, investors are likely to incur immediate dilution upon the closing of the offering.

At our Annual Meeting of Stockholders on June 3, 2009, our stockholders approved a proposal authorizing us to sell up to 20% of our common stock at a price below the Company’s net asset value per share, subject to Board approval of the offering. If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determined to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value. As a result, investors will experience further dilution and additional discounts to the price of our common stock.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted. We did not sell any of our common stocks at a price below our net asset value during the quarter ended March 31, 2010.

Current levels of market volatility are high. Our common stock price has been and continues to be volatile and may decrease substantially.

The capital and credit market have been experiencing volatility and disruption for more than 12 months. Although the U.S. government has acted to restore liquidity and stability to the financial system, there can be no assurance these regulatory programs and proposals will have a long-term beneficial impact. In some cases, the markets have produced downward pressure on stock prices and credit availability for certain issuers without regard to those issuers’ underlying financial strength. If current levels of market volatility continue or worsen, there can be no assurance that we will not experience an adverse effect, which may be material, on our ability to access capital and on our business, financial condition and results of operations.

In addition, the trading price of our common stock following an offering may fluctuate substantially. The price of the common stock that will prevail in the market after an offering may be higher or lower than the price you paid and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of RICs, business development companies or other financial services companies;

•	any inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the financial performance of specific industries in which we invest in on a recurring basis;

•	announcement of strategic developments, acquisitions, and other material events by us or our competitors, or operating performance of companies comparable to us;

•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

•	losing RIC status;

•	actual or anticipated changes in our earnings or fluctuations in our operating results, or changes in the expectations of securities analysts;

•	changes in the value of our portfolio of investments;

•	realized losses in investments in our portfolio companies;

•	general economic conditions and trends;

•	inability to access the capital markets;

•	loss of a major funded source; or

•	departures of key personnel.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and could divert management’s attention and resources from our business.

FORWARD-LOOKING STATEMENTS; MARKET DATA

The matters discussed in this prospectus, as well as in future oral and written statements by management of Hercules Technology Growth Capital, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	the impact of a protracted decline in the liquidity of the credit markets on our business;

•	timing, form and amount of any dividend distributions;

•	impact of fluctuation of interest rates on our business;

•	valuation of our investments in portfolio companies;

•	our ability to access the debt and equity markets;

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	our ability to recover unrealized losses;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax status;

•	our ability to operate as a business development company and a regulated investment company;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made.

This prospectus contains third-party estimates and data regarding valuations of venture capital-backed companies. This data was reported by Dow Jones VentureSource, an independent venture capital industry research company which we refer to as VentureSource. VentureSource is commonly relied upon as an information source in the venture capital industry. Although we have not independently verified any such data, we believe that the industry information contained in such releases and data tables and included in this prospectus is reliable.

We have compiled certain industry estimates presented in this prospectus from internally generated information and data. While we believe our estimates are reliable, they have not been verified by any independent sources. The estimates are based on a number of assumptions, including increasing investment in venture capital and private equity-backed companies. Actual results may differ from projections and estimates, and this market may not grow at the rates projected, or at all. If this market fails to grow at projected rates, our business and the market price of our common stock could be materially adversely affected.

USE OF PROCEEDS

We intend to use the net proceeds from selling shares of common stock for general corporate purposes, which include investing in debt and equity securities and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our shares of common stock will be used as described above within twelve months, but in no event longer than two years. Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “HTGC.”

The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market, the sales price as a percentage of net asset value and the dividends declared by us for each fiscal quarter. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

		Price Range		Premium/ Discount of High Sales Price to NAV	Premium/ Discount of Low Sales Price to NAV	Cash Dividend per Share(2)
	NAV(1)	High	Low
2008
First quarter	$12.28	$12.75	$9.59	103.8%	78.1%	$0.300
Second quarter	$12.21	$11.32	$8.93	92.7%	73.1%	$0.340
Third quarter	$12.25	$11.35	$7.95	92.7%	64.9%	$0.340
Fourth quarter	$11.56	$10.24	$4.57	88.6%	39.5%	$0.340
2009
First quarter	$10.94	$8.62	$3.41	78.8%	31.2%	$0.320
Second quarter	$10.27	$8.89	$4.76	86.6%	46.3%	$0.300
Third quarter	$10.37	$10.35	$8.33	99.8%	80.3%	$0.300
Fourth quarter	$10.29	$11.22	$8.96	109.0%	87.1%	$0.340
2010
First quarter	$10.11	$11.31	$7.90	111.9%	78.1%	$0.200
Second quarter (May 11, 2010)	*	$11.60	$5.22	*	*	$0.200

(1)	Net asset value per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Represents the dividend declared in the specified quarter. The dividend paid in the first quarter of 2009 was comprised of cash and stock.
*	Net asset value has not yet been calculated for this period.

The last reported price for our common stock on May 11, 2010 was $9.53 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Dividends

The following table summarizes our dividends declared and paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.025
December 9, 2005	January 6, 2006	January 27, 2006	0.300
April 3, 2006	April 10, 2006	May 5, 2006	0.300
July 19, 2006	July 31, 2006	August 28, 2006	0.300
October 16, 2006	November 6, 2006	December 1, 2006	0.300
February 7, 2007	February 19, 2007	March 19, 2007	0.300
May 3, 2007	May 16, 2007	June 18, 2007	0.300
August 2, 2007	August 16, 2007	September 17, 2007	0.300
November 1, 2007	November 16, 2007	December 17, 2007	0.300
February 7, 2008	February 15, 2008	March 17, 2008	0.300
May 8, 2008	May 16, 2008	June 16, 2008	0.340
August 7, 2008	August 15, 2008	September 15, 2008	0.340
November 6, 2008	November 14, 2008	December 15, 2008	0.340
February 12, 2009	February 23, 2009	March 30, 2009	0.320	*
May 7, 2009	May 15, 2009	June 15, 2009	0.300
August 6, 2009	August 14, 2009	September 14, 2009	0.300
October 15, 2009	October 20, 2009	November 23, 2009	0.300
December 16, 2009	December 24, 2009	December 30, 2009	0.040
February 11, 2010	February 19, 2010	March 19, 2010	0.200
May 3, 2010	May 12, 2010	June 18, 2010	0.200

			$5.405

*	Dividend paid in cash and stock

On May 6, 2010, our Board of Directors announced a cash dividend of $0.20 per share that will be paid on June 18, 2010 to shareholders of record as of May 12, 2010. This is our nineteenth consecutive quarterly dividend declaration since our initial public offering, and will bring the total cumulative dividend declared to date to $5.41 per share.

Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we had determined the tax attributes of our distributions year-to-date as of March 31, 2010, approximately 89.9% would be from ordinary income and spill over earnings from 2009 and 10.1% would be a return of capital. However there can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2010 distributions to stockholders will actually be.

We intend to distribute quarterly dividends to our stockholders. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). In order to obtain the tax benefits applicable to RICs, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses.

Effective in 2009, our Board of Directors adopted a policy to distribute four quarterly distributions in an amount that approximates 90 to 95% of our taxable income. In addition, at the end of the year, we may also pay an additional special dividend, such that we may distribute approximately 98% of our annual taxable income in the year it was earned, instead of spilling over our excess taxable income.

On February 12, 2009, the Board of Directors announced a dividend of $0.32 per share to shareholders of record as of February 23, 2009 and payable on March 30, 2009. In accordance with the Internal Revenue Procedure released in January 2009, our Board of Directors determined that exactly 90% of the dividend would be paid in newly issued shares of our common stock and no more than 10% of the dividend would be paid in cash. On March 30, 2009, we paid a cash dividend of approximately $1.1 million and issued approximately 1.9 million shares of common stock as stock dividend in satisfaction of the dividend declared on February 12, 2009. The market value per share of common stock used to compute the stock dividend (the “Dividend Share Value”) is the volume weighted average price per share of HTGC’s common stock for the three business day period of March 23, March 24 and March 25, 2009. We currently intend to retain for investment some or all of our net capital gains (that is, the excess of our realized net long-term capital gains over our realized net short-term capital losses) and to make deemed distributions to our stockholders of any retained net capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Certain United States Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. To the extent that we do not retain all of our net capital gains, we will make actual distributions to our stockholders of such gains.

We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

We maintain an “opt-out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

Our ability to make distributions will be limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see “Regulation.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this report. In addition to historical information, the following discussion and other parts of this report contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements; Market Data” appearing elsewhere herein.

Overview

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms, and may also finance custom select publicly traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley and we have additional offices in the Boston and Boulder.

Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of companies active in the technology and life science industries and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. Our equity ownership in our portfolio companies may represent a controlling interest. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by some or all of the assets of the portfolio company.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations. We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code (the Code). We are treated for federal income tax purposes as a RIC under Subchapter M of the Code as of January 1, 2006. To qualify for the benefits allowable to a RIC, we must, among other things, meet certain source-of-income and asset diversification and income distribution requirements. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income that we distribute to our stockholders. However, such an election and qualification to be treated as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code. For example, a RIC must meet certain requirements, including source-of-income, asset diversification and income distribution requirements. The income source requirement mandates that we receive 90% or more of our income from qualified earnings, typically referred to as “good income.” Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments primarily in technology-related companies at various stages of their development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. During 2008 and 2009, our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in later rounds of financing and certain public companies, which we refer to as established-stage companies and lower middle market companies. We expect to continue this investment strategy in 2010 and, to a limited amount, increase investments in early stage companies as the investment activity by venture capitalist increases in this sector. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Portfolio and Investment Activity

The total value of our investment portfolio was $380.0 million at March 31, 2010 as compared to $370.4 million at December 31, 2009. During the quarter ended March 31, 2010 we made debt commitments totaling $93.5 million and funded approximately $87.3 million, respectively. Debt commitments for the quarter ended March 31, 2010 included commitments of approximately $63.2 million to four new portfolio companies and $30.3 million to eight existing companies. During the quarter ended March 31, 2010 we made and funded an equity commitment of $1.1 million to one company. These commitments further diversify our portfolio by stage and industry sector. During the quarter ended March 31, 2009, we made debt commitments to eight portfolio companies totaling $61.0 million and funded approximately $48.6 million to nine companies. No equity investment was made during the quarter ended March 31, 2009. At March 31, 2010, we had unfunded contractual commitments of $20.0 million to eight portfolio companies. Since these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $90.0 million of non-binding term sheets outstanding to seven new companies and one existing company at March 31, 2010. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

The fair value of the loan portfolio at March 31, 2010 was approximately $ 321.6 million, compared to a fair value of approximately $493.4 million at March 31, 2009. The fair value of the equity portfolio at March 31, 2010 and 2009 was approximately $45.2 million and $23.5 million, respectively. The fair value of our warrant portfolio at March 31, 2010 and 2009 was approximately $13.2 million and $15.9 million, respectively.

We receive payments in our loan portfolio based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our loans prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. During the quarter ended March 31, 2010, we received normal principal amortization repayments of $26.7 million, and early repayments and working line of credit pay-downs totaling $51.6 million. Total portfolio investment activity (exclusive of unearned income) as of the quarter ended March 31, 2010 and for the year ended December 31, 2009 is as follows:

(in millions)	March 31, 2010	December 31, 2009
Beginning Portfolio	$370.4	$581.3
Purchase of debt investments	87.3	95.5
Equity Investments	1.1	2.9
Sale of Investments	(1.7)	(36.5)
Principal payments received on investments	(26.7)	(110.6)
Early pay-offs and recoveries	(51.6)	(171.9)
Accretion of loan discounts and paid-in-kind principal	1.2	8.4
Net change in unrealized depreciation in investments	—	1.3

Ending Portfolio	$380.0	$370.4

The high level of loan repayments we experienced during the quarter ended March 31, 2010 occurred at the beginning of the quarter while the increase in investment origination activity we experienced during the quarter occurred at the end of the quarter.

The following table shows the fair value of our portfolio of investments by asset class (excluding unearned income):

	March 31, 2010		December 31, 2009
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
(in thousands)
Senior secured debt with warrants	$250,459	65.9%	$229,454	61.9%
Senior secured debt	78,147	20.6%	99,725	26.9%
Preferred stock	34,102	9.0%	22,875	6.2%
Senior debt-second lien with warrants	6,204	1.6%	6,173	1.7%
Common Stock	11,061	2.9%	12,210	3.3%

	$379,973	100.0%	$370,437	100%

A summary of our investment portfolio at value by geographic location is as follows:

	March 31, 2010		December 31, 2009
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
(in thousands)
United States	$356,994	94.0%	$344,984	93.1%
Canada	20,972	5.5%	21,567	5.8%
Israel	2,007	0.5%	1,310	0.4%
Netherlands	—	—	2,576	0.7%

	$379,973	100.0%	$370,437	100%

Our portfolio companies are primarily privately held expansion and established-stage companies in the biopharmaceutical, communications and networking, consumer and business products, electronics and computers, energy, information services, internet consumer and business services, medical devices, semiconductor and software industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control”. Generally, under 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are investments that are neither Control Investments nor Affiliate Investments.

At March 31, 2010, we had investments in two portfolio companies deemed to be Control Investments. Approximately $821,000 and $156,000 in investment income was derived from our debt investments in these Software and Internet Consumer and Business Services portfolio companies, respectively. Approximately $1,000 of realized losses related to Control Investments was recognized during the quarter ended March 31, 2010. We recognized net unrealized depreciation of approximately $3.4 million on control investments during the quarter ended March 31, 2010. During the quarter ended March 31, 2009, no portfolio companies were deemed to be Control Investments.

We currently hold a controlling interest in the following two portfolio companies:

•

InfoLogix, Inc., a public company, is a provider of enterprise mobility and radio frequency identification (RFID) solutions. Our investment in InfoLogix represents 8.6% of our total investments at March 31, 2010. We currently have a greater than 60% equity interest in InfoLogix and have representation on its board of directors. We also have a total debt investment of approximately $26.2 million at fair value in InfoLogix. InfoLogix has received a delisting notification from the Nasdaq Stock Market which may impact our ability to divest ourselves of our equity investment in InfoLogix. We recognized approximately $821,000 in income from InfoLogix during the first quarter of 2010.

•

Spa Chakra is one of the top spa operators in the world. Our investment in Spa Chakra represents 3.2% of our total investments at March 31, 2010. We currently own 100% of the outstanding stock in Spa Chakra and control its board of directors. We also have a debt investment at fair value of $2.3 million in Spa Chakra. In connection with Spa Chakra’s recent emergence from bankruptcy, we converted our debt position into an equity position and we expect to play an integral role in assisting Spa Chakra as it continues to operate and maintain normal business operations. We recognized approximately $156,000 in income from Spa Chakra during the first quarter of 2010.

Our financial results could be negatively affected if either InfoLogix or Spa Chakra encounter financial difficulty and fail to repay their obligations or to perform as expected.

At March 31, 2010 we had an investment in one portfolio company deemed to be an Affiliate. Income derived from this investment was zero, as this is a non-income producing equity investment. At March 31, 2009, we had three portfolio companies deemed to be Affiliates. For the quarter ended March 31, 2009, income derived from these investments was approximately $153,000. One company that was an Affiliate as of March 31, 2009 performed a capital raise in 2009 which resulted in our ownership percentage decreasing to less than 5% of the voting securities in the portfolio company. As a result, this portfolio company is no longer an Affiliate. We recognized a realized loss of approximately $4.0 million in the second quarter of 2009 in a portfolio company that was an Affiliate prior to the disposal of the investment. During the quarters ended March 31, 2010 and 2009, we recognized net unrealized depreciation of approximately $52,000 and $867,000, respectively, related to Affiliates.

The following table shows the fair value of our portfolio by industry sector at March 31, 2010 and December 31, 2009 (excluding unearned income):

	March 31, 2010		December 31, 2009
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
(in thousands)
Software	$58,147	15.3%	$61,647	16.6%
Consumer & Business Products	51,118	13.5%	25,467	6.9%
Drug Discovery	49,348	13.0%	51,848	14.0%
Information Services	42,185	11.1%	37,740	10.2%
Communications & Networking	30,790	8.1%	58,088	15.7%
Therapeutic	24,366	6.4%	13,470	3.6%
Specialty Pharma	23,028	6.1%	25,193	6.8%
Drug Delivery	20,903	5.5%	21,493	5.8%
Internet Consumer & Business Services	20,400	5.4%	20,352	5.5%
Electronics & Computer Hardware	16,900	4.4%	17,701	4.8%
Semiconductors	12,079	3.2%	11,481	3.1%
Diagnostic	10,037	2.6%	11,399	3.1%
Surgical Devices	9,414	2.5%	2,410	0.7%
Biotechnology Tools	8,795	2.3%	9,669	2.6%
Media/Content/Info	2,371	0.6%	2,375	0.6%
Energy	92	—%	104	—%

	$379,973	100%	$370,437	100%

We use an investment grading system, which grades each debt investment on a scale of 1 to 5, to characterize and monitor our expected level of risk on the debt investments in our portfolio with 1 being the highest quality. The following table shows the distribution of our outstanding debt investments on the 1 to 5 investment grading scale at fair value as of March 31, 2010 and December 31, 2009.

	March 31, 2010		December 31, 2009
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
(in thousands)
Investment Grading
1	$53,641	16.7%	$15,777	4.9%
2	152,209	47.3%	147,520	46.0%
3	80,888	25.1%	108,716	33.9%
4	32,936	10.3%	38,384	12.0%
5	1,967	0.6%	10,505	3.2%

	$321,641	100.0%	$320,902	100.0%

As of March 31, 2010, our investments had a weighted average investment grading of 2.35 as compared to 2.71 at December 31, 2009. Our policy is to lower the grading on our portfolio companies as they approach the point in time when they will require additional equity capital. Additionally, we may downgrade our portfolio companies if they are not meeting our financing criteria and their respective business plans. Various companies in our portfolio will require additional funding in the near term or have not met their business plans and have therefore been downgraded until their funding is complete or their operations improve. At March 31, 2010, 11 portfolio companies were graded 3, 4 portfolio companies were graded 4, and 3 portfolio companies were graded 5 as compared to 17 portfolio companies that were graded 3, 4 portfolio companies that were graded 4 and 5 portfolio companies that were graded 5 at December 31, 2009. The improvement in investment grading for the quarter ended March 31, 2010 was driven in part by meaningful progress in the economy and among our portfolio companies, many of which have experienced improved operating performance and greater access to the venture capital market as they secure new equity financings.

At March 31, 2010, there was one portfolio company on non-accrual status with a fair value of $0. There were five loans on non-accrual status as of December 31, 2009 with a fair value of approximately $10.5 million. In general, interest is not accrued on loans and debt securities if we have doubt about interest collection or where the enterprise value of the portfolio company may not support further accrual. To the extent interest payments are received on a loan that is not accruing interest, we may use such payments to reduce our cost basis in the investment in lieu of recognizing interest income.

The effective yield on our debt investments for the quarters ended March 31, 2010 and December 31, 2009 was 14.5% and 13.3%, respectively. The increase in the effective yield is primarily attributed to the lower weighted average loan balance from the fourth quarter of 2009. This decline is related to the quarterly decrease in non-accrual loans, the timing of early repayments and the late quarter timing of new debt investments in 2010.

The overall weighted average yield to maturity of our loan obligations was approximately 14.1% at March 31, 2010 as compared to 13.6% as of December 31, 2009, attributed to higher interest rates on new loans and loans refinanced in the first three months of 2010. The weighted average yield to maturity is computed using the interest rates in effect at the inception of each of the loans, and includes amortization of the loan facility fees, commitment fees and market premiums or discounts over the expected life of the debt investments, weighted by their respective costs when averaged and based on the assumption that all contractual loan commitments have been fully funded and held to maturity.

We generate revenue in the form of interest income, primarily from our investments in debt securities, and commitment and facility fees. Fees generated in connection with our debt investments are recognized over the life of the loan or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our investments generally range from $1.0 million to $25.0 million. Our debt investments have a term of between two and seven years and typically bear interest at a rate ranging from PRIME to 18% as of March 31, 2010. In addition to the cash yields received on our loans, in some instances, our loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees, PIK provisions, prepayment fees, and diligence fees, which may be required to be included in income prior to receipt. In most cases, we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases, we may obtain a negative pledge covering a company’s intellectual property.

At March 31, 2010, approximately 74.2% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 23.9% of portfolio company loans were prohibited from pledging or encumbering their intellectual property and 1.9% of portfolio company loans had a second lien facility. Interest on debt securities is generally payable monthly, with amortization of principal typically occurring over the term of the security for emerging-growth, expansion-stage and established-stage companies. In addition, certain loans may include an interest-only period ranging from three to eighteen months for emerging-growth and expansion-stage companies and longer for established-stage companies. In limited instances in which we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest become due at the maturity date.

Our investments in senior secured debt with warrants have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for capital appreciation. Our warrant coverage generally ranges from 3% to 20% of the principal amount invested in a portfolio company, with a strike price equal to the most recent equity financing round. As of March 31, 2010, we held warrants in 77 technology and life science portfolio companies, with a fair value of approximately $13.2 million. These warrant holdings would require us to invest approximately $49.0 million to exercise such warrants. However, these warrants may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our warrant interests.

Results of Operations

Comparison of the Three Month Periods Ended March 31, 2010 and 2009

Operating Income

Interest income totaled approximately $11.2 million for the quarter ended March 31, 2010, compared with $18.0 million for the quarter ended March 31, 2009, respectively. Income from commitment, facility and loan related fees totaled approximately $1.3 million and $2.5 million for the quarters ended March 31, 2010 and March 31, 2009, respectively. The decreases in interest income and income from commitment, facility and loan related fees are the result of a reduction in accelerated one-time and restructuring fees, attributable to significant improvement in credit performance in the portfolio as a result of overall credit improvement in the debt portfolio and a lower average interest earning investment portfolio.

Operating Expenses

Operating expenses totaled approximately $6.9 million and $8.9 million during the quarter ended March 31, 2010 and 2009, respectively. Operating expenses for the three months ended March 31, 2010 and 2009 included interest expense, loan fees and unused commitment fees of approximately $2.3 million and $4.1 million , respectively. The 44% decrease in interest and loan fee expenses relates to a lower average outstanding debt balance of $130.6 million during the first quarter of 2010 as compared to $194.3 million in the first quarter of 2009.

Employee compensation and benefits were lower at $2.2 million compared to $2.9 million during the quarters ended March 31, 2010 and 2009, respectively. This decrease is primarily attributable to a lower bonus accrued in the quarter ended March 31, 2010. General and administrative expenses which include legal, consulting and accounting fees, insurance premiums, rent and various other expenses increased to $1.9 million for the quarter March 31, 2010 compared to $1.5 million during the quarter ended March 31, 2009. The increase quarter over quarter is attributed primarily to higher work out related expenses. In addition, we incurred approximately $457,000 of stock compensation expense in the first quarter of 2010 as compared to $432,000 in the first quarter of 2009. The increase was due to additional option and restricted stock grants made in 2009 and the first quarter of 2010.

Net Investment Income Before Investment Gains and Losses

Net investment income per share was $0.16 for the quarter ended March 31 2010 compared to $0.35 per share in the quarter ended March 31 2009. Net investment income before investment gains and losses for the three months ended March 31, 2010 totaled $5.6 million as compared to $11.6 million in the quarter ended March 31, 2009. The changes are made up of the items described above under “Operating Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the quarter ended March 31, 2010, the Company recognized net realized gains of approximately $151,000 from the sale of common stock in public companies, approximately $644,000 from merges of private portfolio companies and realized losses of approximately $433,000 from equity and warrant investments in portfolio companies that have been liquidated. During the quarter ended March 31, 2009, the Company recognized realized gains of approximately $700,000 from sale of common and preferred stock in two portfolio companies and realized losses on warrants of portfolio companies that had been acquired of approximately $1.8 million.

A summary of realized gains and losses for the quarter ended March 31, 2010 and 2009 is as follows:

	March 31, 2010	March 31, 2009
(in millions)
Realized gains	$0.9	$0.7
Realized losses	(0.5)	(1.8)

Net realized gains (losses)	$0.4	$(1.1)

During the quarter ended March 31, 2010, unrealized appreciation totaled approximately $10.6 million and during the quarter ended March 31, 2010, unrealized depreciation totaled approximately $11.8 million. The net unrealized appreciation and depreciation of our investments is based on fair value of each investment determined in good faith by our Board of Directors. This net unrealized appreciation was primarily comprised of increases in the carrying value of our portfolio companies due to company performance and market conditions. For the quarter ended March 31, 2010 approximately $5.5 million of the net appreciation recognized was attributable to debt investments in our portfolio companies. The remaining appreciation was attributable to appreciation of approximately $2.3 million equity investments and approximately $1.8 million investment in warrants held in our portfolio companies. As of March 31, 2010, the net unrealized appreciation recognized by the Company was increased by approximately $38,000 due to the warrant participation agreement with Citigroup. For a more detailed discussion of the warrant participation agreement, see the discussion set forth under Note 4 to the Consolidated Financial Statements.

The following table itemizes the change in net unrealized depreciation of investments for the quarters ended March 31, 2009 and 2010:

	March 31, 2010		March 31, 2009
	Companies	Amount	Companies	Amount
(in thousands)
Gross unrealized appreciation on portfolio investments	27	$10,596	37	$4,175
Gross unrealized depreciation on portfolio investments	34	(11,822)	47	(11,417)
Reversal of prior period net unrealized appreciation upon realization		928		(700)
Reversal of prior period net unrealized depreciation upon realization		—		1,992
Citigroup Warrant Participation		38		20

Net unrealized appreciation (depreciation) on portfolio investments		$(260)		$(5,930)

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, formerly known as FAS 109, which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Net Increase in Net Assets Resulting from Operations and Change in Net Assets per Share

For the three months ended March 31, 2010, the net increase in net assets resulting from operations totaled approximately $5.7 million compared to approximately $4.5 million for the three months ended March 31, 2009. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share were $0.16 and $0.16, respectively, for the three month period ended March 31, 2010, compared to both basic and fully diluted net change in net assets per common share of $0.14 for the three month period ended March 31, 2009.

Comparison of periods ended December 31, 2009 and 2008

Operating Income

Interest income totaled approximately $62.2 million and $67.3 million for 2009 and 2008, respectively. The decrease in interest income was directly related to decreases in investment assets. In 2009 and 2008, interest income included approximately $6.7 million and $4.3 million of income from accrued exit fees. Income from commitment, facility and loan related fees such as amendment fees and pre-payment penalties totaled approximately $12.1 million and $8.6 million for 2009 and 2008, respectively. At December 31, 2009 and 2008, we had approximately $2.4 million and $6.9 million of deferred income related to commitment and facility fees, respectively. The decrease in deferred income was attributed to the amortization of fee income and the lower deferred income due to lower investment originations.

Operating Expenses

Operating expenses totaled approximately $31.2 million and $35.9 million during 2009 and 2008, respectively. Operating expenses for the years ended December 31, 2009 and 2008 included interest expense, loan fees and unused commitment fees of approximately $11.3 million and $15.8 million, respectively. The 28.6% decrease in interest expense was primarily due to lower outstanding loan balances on our credit facilities and lower cost of financing. The average debt balance outstanding in 2009 is $147.4 million as compared to $196.9 million in 2008. The weighted average cost of debt was approximately 7.7% at December 31, 2009 as compared to 8.0% at December 31, 2008. Employee compensation and benefits were approximately $10.7 million and $11.6 million during 2009 and 2008, respectively. The decrease in employee compensation and benefits is primarily due to the reduction in workforce in the first quarter of 2009. General and administrative expenses, including legal and accounting fees, insurance premiums, rent and various other expenses totaled $7.3 million and $6.9 million in 2009 and 2008 respectively. We incurred approximately $1.9 million of stock-based compensation expense in 2009 as compared to $1.6 million in 2008 due to additional option and restricted stock grants made in 2009. We anticipate that operating expenses will increase over the next twelve months as we expanded our investment and operations team in fourth quarter of 2009 and in anticipation of building our investment portfolio in 2010.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2009 totaled $43.1 million as compared with a net investment income before income tax expense in 2008 of approximately $40.0 million. The changes are made up of the items described above under “Operating Income” and “Operating Expenses.”

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

In 2009, we generated realized gains totaling approximately $3.7 million primarily due to the sale of warrants and common stock of four portfolio companies. We recognized realized losses in 2009 of approximately $34.5 million on the disposition of investments in sixteen portfolio companies. We recognized realized gains of approximately $6.9 million during the year ended December 31, 2008 from the sale of common stock of nine portfolio companies. We recognized realized losses in 2008 of approximately $4.3 million on the disposition of investments in ten portfolio companies. A summary of realized gains and losses for the years end December 31, 2009 and 2008 is as follows:

	December 31,
(in thousands)	2009	2008
Realized gains	$3,738	$6,925
Realized losses	(34,539)	(4,282)

Net realized gains (losses)	$(30,801)	$2,643

For the year ended December 31, 2009, net unrealized investment appreciation totaled approximately $1.3 million and for the year ended December 31, 2008, net unrealized depreciation totaled approximately $21.4 million. The year to year increase is primarily due to the reversal of unrealized depreciation to realized losses. The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined in good faith by our Board of Directors. During the year ended December 31, 2009, net unrealized investment appreciation recognized by the company was reduced by approximately $29,000 for a warrant participation agreement with Citigroup. For a more detailed discussion, see the discussion set forth below under “Borrowings”. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2009 and 2008:

	December 31,
(in thousands)	2009	2008
Gross unrealized appreciation on portfolio investments	$42,272	$6,139
Gross unrealized depreciation on portfolio investments	(73,969)	(25,250)
Reversal of prior period net unrealized appreciation (depreciation) upon a realization event	32,937	(2,458)
Citigroup Warrant Participation	29	143

Net unrealized appreciation (depreciation) on portfolio investments	$1,269	$(21,426)

Income and Excise Taxes

We account for income taxes in accordance with the provisions of ASC 740, Income Taxes, formerly known as FAS 109 which requires that deferred income taxes be determined based upon the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of the enacted tax law. Valuation allowances are used to reduce deferred tax assets to the amount likely to be realized.

Through December 31, 2005, we were taxed under Subchapter C of the Code. We elected to be treated as a RIC under Subchapter M of the Code with the filing of our 2006 federal income tax return. Provided we continue to qualify as a RIC, our income generally will not be subject to federal income or excise taxes to the extent we make the requisite distributions to stockholders. At December 31, 2009, no excised tax provision was recorded since we have paid out distributable earnings. See “Certain United States Federal Income Tax Considerations.” Of the dividends declared during the year ended December 31, 2009, 100% was comprised of ordinary income. In 2008, of the dividends paid, $1.23 was comprised of ordinary income and $0.09 was comprised of capital gains.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2009 net increase in net assets resulting from operations totaled approximately $13.6 million compared to net increase in net assets of approximately $21.0 million for the period ended December 31, 2008. These changes are made up of the items previously described.

Basic and fully diluted net change in net assets per common share were $0.38 and $0.37, respectively, for the year ended December 31, 2009, compared to both basic net and fully diluted net change in net assets per share of $0.64 for the year ended December 31, 2008.

Comparison of periods ended December 31, 2008 and 2007

Operating Income

Interest income totaled approximately $67.3 million and $48.8 million for 2008 and 2007, respectively. In 2008 and 2007, interest income included approximately $4.3 million and $1.8 million of income from accrued exit fees, respectively. Income from commitment and facility fees totaled approximately $8.6 million and $5.1 million for 2008 and 2007, respectively. The increase in both interest and fee income was directly related to increases in origination activity, as net loan investments at fair value grew by $57.9 million by the end of 2008. At December 31, 2008 and 2007, we had approximately $6.9 million and $6.6 million of deferred income related to commitment and facility fees.

Operating Expenses

Operating expenses totaled approximately $35.9 million and $21.4 million during 2008 and 2007, respectively. Operating expenses for the years ended December 31, 2008 and 2007 included interest expense, loan fees and unused commitment fees of approximately $15.8 million and $5.7 million, respectively. The 177.2% increase in interest expense was primarily due to a higher average debt balance of $196.9 million in 2008 as compared to $66.3 million in 2007. The weighted average cost of debt was approximately 8% at December 31, 2008 as compared to 6.5% at December 31, 2007. The increase was primarily due to higher interest rates and fees under our Credit Facility after the loan was amended in May 2008 and as we entered into the amortization period on October 31, 2008. Employee compensation and benefits were approximately $11.6 million and $9.1 million during 2008 and 2007, respectively. The increase in employee compensation and benefits is due to increased number of employees from 38 to 45 and salary increases at the beginning of the year. General and administrative expenses include legal and accounting fees, insurance premiums, rent and various other expenses totaling $6.9 million and $5.4 million in 2008 and 2007 respectively.

Net Investment Income Before Income Tax Expense and Investment Gains and Losses

Net investment income before income tax expense for the year ended December 31, 2008 totaled $40.0 million as compared with a net investment income before income tax expense in 2007 of approximately $32.5 million. This change is made up of the items described above.

Net Investment Realized Gains and Losses and Unrealized Appreciation and Depreciation

Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and include investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

In 2008, we generated realized gains totaling approximately $6.9 million from the sale of common stock of two software, two drug discovery, one advanced specialty materials & chemicals, one therapeutic, one diagnostic, one communications & networking and one computer hardware portfolio companies. We recognized realized losses in 2008 of approximately $4.3 million on the disposition of investments in ten portfolio companies. We recognized realized gains of approximately $3.6 million during the year ended December 31, 2007 from seven portfolio companies. We recognized realized losses in 2007 of approximately $800,000 on the disposition of warrants of six portfolio companies. A summary of realized and unrealized gains and losses for the years end December 31, 2008 and 2007 is as follows:

	December 31,
(in millions)	2008	2007
Realized gains	$6.9	$3.6
Realized losses	(4.3)	(0.8)

Net realized gains	$2.6	$2.8

For the year ended December 31, 2008, net unrealized investment depreciation totaled approximately $21.4 million and for the year ended December 31, 2007, net unrealized appreciation totaled approximately $7.3 million. The year to year decrease primarily reflects the impact in the general decline in the financial market in the second half of 2008. The net unrealized appreciation and depreciation of investments is based on portfolio asset valuations determined in good faith by our Board of Directors. As of December 31, 2008, the net unrealized investment appreciation recognized by the company was reduced by approximately $143,000 for a warrant participation agreement with Citigroup. For a more detailed discussion, see the discussion set forth below under “Borrowings”. The following table itemizes the change in net unrealized appreciation (depreciation) of investments for 2008 and 2007:

	December 31,
($ in millions)	2008	2007
Gross unrealized appreciation on portfolio investments	$6.1	$17.7
Gross unrealized depreciation on portfolio investments	(25.2)	(9.4)
Reversal of prior period net unrealized appreciation upon a realization	(2.4)	(0.3)
Citigroup Warrant Participation	0.1	(0.7)

Net unrealized appreciation/(depreciation) on portfolio investments	$(21.4)	$7.3

Income Taxes

Through December 31, 2005 we were taxed under Subchapter C of the Code. We elected to be treated as a RIC under Subchapter M of the Code with the filing of our 2006 federal income tax return. Provided we continue to qualify as a RIC, our income generally will not be subject to federal income or excise taxes to the extent we make the requisite distributions to stockholders. At December 31, 2008, we elected to pay an excise tax of approximately $203,000 on approximately $5.0 million of undistributed earnings from operations and capital gains that we distributed in 2009. Of the dividends declared during the year ended December 31, 2008, $1.23 comprised ordinary income and $0.09 comprised long-term capital gains.

Net Increase in Net Assets Resulting from Operations and Earnings Per Share

For the year ended December 31, 2008, net income totaled approximately $21.0 million compared to net income of approximately $42.4 million for the period ended December 31, 2007. These changes are made up of the items previously described.

Basic and fully diluted net income per share were both $0.64, for the year ended December 31, 2008, compared to basic net income per share of $1.50 and fully diluted net income per share of $1.49 for the year ended December 31, 2007.

Financial Condition, Liquidity and Capital Resources

At March 31, 2010, we had approximately $106.1 million in cash and cash equivalents and available borrowing capacity of approximately $50.0 million under the Wells Facility, $20.0 million under the Union Bank Facility and $19.4 million under the SBA program, subject to existing terms and advance rates. We primarily invest cash on hand in interest bearing deposit accounts.

As of March 31, 2010, net assets totaled $366.4 million, with a net asset value per share of $10.11. We intend to generate additional cash primarily from cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less as well as from future borrowings as required to meet our lending activities. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Additionally, we expect to raise additional capital to support our future growth through future equity offerings, issuances of senior securities and/or future borrowings, to the extent permitted by the 1940 Act. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2009 Annual Shareholder Meeting held on June 3, 2009, our shareholders authorized the Company, with the approval of its board of directors (the “Board”), to sell up to 20% of the Company’s outstanding common stock at a price below the Company’s then current net asset value per share and to offer and issue debt with warrants or debt convertible into shares of its common stock at an exercise or conversion price that will not be less than the fair market value per share but may be below the then current net asset value per share. However, there can be no assurance that these capital resources will be available in the near term given the credit constraints of the banking and capital markets.

As required by the 1940 Act, our asset coverage must be at least 200% after each issuance of senior securities. Our asset coverage as of March 31, 2010 was significantly above the required asset coverage ratio, excluding SBA leverage.

At March 31, 2010 and December 31, 2009, we had the following borrowing capacity and outstanding amounts:

	March 31, 2010		December 31, 2009
(in thousands)	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Union Bank Facility	$20,000	$—	$—	$—
Wells Facility	50,000	—	50,000	—
SBA Debenture	150,000	130,600	150,000	130,600

Total	$220,000	$130,600	$200,000	$130,600

On September 27, 2006, HT II received a license to operate as a Small Business Investment Company under the SBIC program and is able to borrow funds from the SBA against eligible previously approved investments and additional contributions to regulatory capital. The Company is the sole limited partner of HT II and HTM is the general partner. HTM is a wholly-owned subsidiary of the Company. If HT II fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit HT II’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit HT II from making new investments. Such actions by the SBA would, in turn, negatively affect us because HT II is our wholly owned subsidiary.

With our net investment of $68.55 million in HT II as of March 31, 2010, HT II has the current capacity to issue a total of $137.1 million of SBA guaranteed debentures, of which $130.6 million was outstanding. As of March 31, 2010, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. As of March 31, 2010, we hold investments in HT II in 35 companies with a fair value of approximately $157.1 million. HT II’s portfolio accounted for approximately 41.3% of our total portfolio at March 31, 2010.

The American Recovery and Reinvestment Act of 2009 (the “Federal Stimulus Bill”) includes a provision, which allows for existing SBIC entities to obtain a second license and gain access to additional leverage of up to $75.0 million, for a maximum of $225.0 million combined SBIC leverage (subject to additional required capitalization of its second wholly owned SBIC subsidiary). Hercules has filed an application for a second SBIC license. In September 2009, we formed HT III for the purpose of obtaining a second SBIC license. In April 2010, we received the approval of the Divisional Licensing Committee of the SBA for a second SBIC license. Upon final approval by the Agency Committee of the SBA, which is expected in May 2010, the second SBIC license would provide us with access to an additional $75.0 million of SBIC debentures, subject to compliance with SBA regulations and an additional capital contribution by us of $37.5 million into the HT III, the Company’s new SBIC subsidiary.

Current Market Conditions

The U.S. capital and credit markets have been experiencing extreme disruption and volatility since the summer of 2008 as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the broadly syndicated credit market and the failure of many major financial institutions. These events have contributed to a severe economic recession that is materially and adversely impacting the broader financial and credit markets and reducing the availability of credit and equity capital for the markets as a whole and financial services firms in particular, including us.

At the same time, the venture capital market for the technology-related companies in which we invest has been active but at reduced investment activity levels. Therefore, to the extent we have capital available; we believe this is an opportune time to invest in the structured lending market for technology-related companies. While today’s economy creates potentially new attractive lending opportunities, our outlook remains cautious for at least the next two quarters as the economic environment recovers from the recession of the past 18 months. Due to the economic slowdown and reduced venture capital investment activity, we determined that it would be prudent to substantially curtail new investment activity in 2009 in order to have working capital available to support our existing portfolio companies. These changes were made to manage our credit performance, maintain adequate liquidity and manage our operating expenses in this extremely challenging and unprecedented credit environment.

Despite the current capital market disruption and recession, we continue to see a steady pace of new investments by venture capitalists. As a result of this favorable level of venture capital investment activities, we are experiencing an increase in new investment origination activities which commenced in the fourth quarter of 2009, and would expect it to continue to the extent the venture capital community continues to accelerate its own pace of new investments. We are encouraged by signs of an improving economy, including improved valuations and higher levels of liquidity for our portfolio companies, increased investment activity from venture capitalists and the opening of the IPO marketplace. To the extent that we are able, we intend to seek new investment opportunities; however, we remain cautious and conservative in our investment and credit management strategies and we do not expect to see significant growth in the portfolio until the second half of 2010.

We periodically review and assess investment portfolio acquisition opportunities of target companies that would be accretive to us. In the future, we may determine to acquire such portfolios which could affect our liquidity position and necessitate our need to raise additional capital to fund our growth.

Off Balance Sheet Arrangements

In the normal course of business, we are party to financial instruments with off-balance sheet risk. These consist primarily of unfunded commitments to extend credit, in the form of loans, to our portfolio companies. Unfunded commitments to provide funds to portfolio companies are not reflected on our balance sheet. Our origination activity unfunded commitments may be significant from time to time. As of March 31, 2010, we had unfunded commitments of approximately $20.0 million. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. We intend to use cashflow from normal and early principal repayments, SBA debentures and our Wells Facility and our Union Bank Facility to fund these commitments. However, there can be no assurance that we will have sufficient capital available to fund these commitments as they come due.

Contractual Obligations

The following table shows our contractual obligations as of March 31, 2010:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings (3)	$130,600	$0	$0	$0	$130,600
Operating Lease Obligations (4)	3,307	976	1,877	453	0

Total	$133,907	$976	$1,877	$453	$130,600

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	We also have warrant participation obligation with Citigroup. See “Borrowings.”
(3)	Includes borrowings under the Wells Facility and the SBA debentures.
(4)	Long-term facility leases.

Borrowings

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Credit Facility”) with Citigroup Global Markets Realty Corp. which expired under the normal terms. During the first quarter of 2009, the Company paid off all remaining principal and interest owed under the Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants are included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Credit Facility is terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $430,000 as of March 31, 2010 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible previously approved investments and additional contributions to regulatory capital. Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of March 31, 2010, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. With our net investment of $68.55 million in HT II as of March 31, 2010, HT II has the current capacity to issue up to a total of $137.1 million of SBA guaranteed debentures, of which $130.6 million was outstanding. Currently, HT II has paid commitment fees of approximately $1.4 million. There is no assurance that HT II will be able to draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiary HT II, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II is periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations. As of March 31, 2010, HT II could draw up to $137.1 million of leverage from the SBA, as noted above. The rates of borrowings under various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 4.233% to 5.725%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fee related to HT II debentures that pooled on September 23, 2009 was 0.406%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended March 31, 2010 was approximately $130.6 million and the average interest rate was approximately 6.27%. Interest is payable semiannually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Included in the Federal Stimulus Bill is a provision, which allows for existing SBIC entities to obtain a second license and gain access to additional leverage of up to $75 million, for a maximum of $225.0 million combined SBIC leverage (subject to additional required capitalization of its second wholly owned SBIC subsidiary). Hercules has filed an application for a second SBIC license. In September 2009, we formed HT III for the purpose of obtaining a second SBIC license. In April 2010, we received the approval of the Divisional Licensing Committee of the SBA for a second SBIC license. Upon final approval by the Agency Committee of the SBA, which is expected in May 2010, the second SBIC license would provide us with access to an additional $75.0 million of SBIC debentures, subject to compliance with SBA regulations and an additional capital contribution by us of $37.5 million into HT III, the Company’s new SBIC subsidiary.
Wells Facility

On August 25, 2008, the Company, through a special purpose wholly-owned subsidiary of the Company, Hercules Funding II, LLC, entered into a two-year revolving senior secured credit facility with an optional one-year extension with total commitments of $50 million, with Wells Fargo Capital Finance as a lender and as an arranger and administrative agent (the “Wells Facility”). The Wells Facility has the capacity to increase to $300 million if additional lenders are added to the syndicate. The Wells Facility was originally set to expire on August 25, 2010. In February 2010, the Company extended the maturity date to August 2011 under the same terms and conditions of the existing agreement.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility requires the payment of a non-use fee of 0.5% annually, which was reduced to 0.3% on the one year anniversary of the credit facility. The Wells Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity, which includes the extension if exercised. We have paid a total of $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through August 2011. There was no outstanding debt under the Wells Facility at March 31, 2010.

The Wells Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth of $250 million, contingent upon our total commitments under all lines of credit not exceeding $250 million. To the extent our total commitments exceeds $250 million, the minimum tangible net worth covenant will increase on a pro rata basis commensurate with our net worth on a dollar for dollar basis. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at March 31, 2010.

Union Bank Facility

On February 10, 2010, we entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%, an advance rate of 50% against eligible loans, and secured by loans in the borrowing base. At March 31, 2010, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

At March 31, 2010 and 2009, the Company had the following borrowing capacity and outstanding borrowings:

	March 31, 2010		December 31, 2009
(in thousands)	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Union Bank Facility	$20,000	$—	$—	$—
Wells Facility	50,000	—	50,000	—
SBA Debenture	150,000	130,600	150,000	130,600

Total	$220,000	$130,600	$200,000	$130,600

Dividends

The following table summarizes our dividends declared and paid or to be paid on all shares, including restricted stock, to date:

Date Declared	Record Date	Payment Date	Amount Per Share
October 27, 2005	November 1, 2005	November 17, 2005	$0.025
December 9, 2005	January 6, 2006	January 27, 2006	0.300
April 3, 2006	April 10, 2006	May 5, 2006	0.300
July 19, 2006	July 31, 2006	August 28, 2006	0.300
October 16, 2006	November 6, 2006	December 1, 2006	0.300
February 7, 2007	February 19, 2007	March 19, 2007	0.300
May 3, 2007	May 16, 2007	June 18, 2007	0.300
August 2, 2007	August 16, 2007	September 17, 2007	0.300
November 1, 2007	November 16, 2007	December 17, 2007	0.300
February 7, 2008	February 15, 2008	March 17, 2008	0.300
May 8, 2008	May 16, 2008	June 16, 2008	0.340
August 7, 2008	August 15, 2008	September 19, 2008	0.340
November 6, 2008	November 14, 2008	December 15, 2008	0.340
February 12, 2009	February 23, 2009	March 30, 2009	0.320	*
May 7, 2009	May 15, 2009	June 15, 2009	0.300
August 6, 2009	August 14, 2009	September 14, 2009	0.300
October 15, 2009	October 20, 2009	November 23, 2009	0.300
December 16, 2009	December 24, 2009	December 30, 2009	0.040
February 11, 2010	February 19, 2010	March 19, 2010	0.200
May 3, 2010	May 12, 2010	June 18, 2010	0.200

			$5.405

*	Dividend paid in cash and stock.

On May 6, 2010, the Board of Directors announced a cash dividend of $0.20 per share that will be paid on June 18, 2010 to shareholders of record as of May 12, 2010. This is our nineteenth consecutive quarterly dividend declaration since its initial public offering, and will bring the total cumulative dividend declared to date to $5.41 per share.

Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If we had determined the tax attributes of our distributions year-to-date as of March 31, 2010, approximately 89.9% would be from ordinary income and spill over earnings from 2009 and 10.1% would be a return of capital. However there can be no certainty to stockholders that this determination is representative of what the tax attributes of our 2010 distributions to stockholders will actually be.

Critical Accounting Policies

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.

Valuation of Portfolio Investments.

The most significant estimate inherent in the preparation of our consolidated financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

At March 31, 2010 approximately 76% of our total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors in accordance with established valuation procedures and the recommendation of the Valuation Committee of the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by our board pursuant to a valuation policy and a consistent valuation process. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

Consistent with Accounting Standards Codification (“ASC”) topic 820, Fair Value Measurements and Disclosures, the Company determines fair value to be the amount for which an investment could be exchanged in a current sale, which assumes an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, that our investment has also appreciated in value.

As a business development company, we invest primarily in illiquid securities including debt and equity related securities of private companies. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation, estimated remaining life, and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

With respect to private debt and equity securities, each investment is valued using industry valuation benchmarks, and, where appropriate, the value is assigned a discount reflecting the illiquid nature of the investment, and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation. We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. We may consider, but are not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks in our evaluation of the fair value of our investment. Securities that are traded in the over-the-counter market or on a stock exchange will be valued at the prevailing bid price on the valuation date.

Our Board of Directors has engaged an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. However, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

Income Recognition.

Interest income is recorded on the accrual basis and is recognized as earned in accordance with the contractual terms of the loan agreement to the extent that such amounts are expected to be collected. Original Issue Discount, (“OID”), initially represents the value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, we will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal has been paid. However, we may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. As of March 31, 2010, we had one loan on non-accrual with a fair value of zero. There were three loans on non-accrual status as of March 31, 2009 with a combined fair value of approximately $1.5 million.

Paid-In-Kind and End of Term Income.

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We will generally cease accruing PIK interest if there is insufficient value to support the accrual or we do not expect the portfolio company to be able to pay all principal and interest due. In addition, we may also be entitled to an end-of-term payment that we amortize into income over the life of the loan. To maintain our status as a RIC, PIK and end-of-term income must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the three-month periods ended March 31, 2010 and 2009, approximately $1.7 million and $1.7 million in PIK and end of term income was recorded.

Fee Income.

Fee income, generally collected in advance, includes loan commitment and facility fees for due diligence and structuring, as well as fees for transaction services and management services rendered by us to portfolio companies and other third parties. Loan and commitment fees are amortized into income over the contractual life of the loan. Management fees are generally recognized as income when the services are rendered. Loan origination fees are capitalized and then amortized into interest income using the effective interest rate method. In certain loan arrangements, warrants or other equity interests are received from the borrower as additional origination fees.

Stock-Based Compensation.

We have issued and may, from time to time, issue additional stock options and restricted stock to employees under our 2004 Equity Incentive Plan and Board members under our 2006 Equity Incentive Plan. We follow ASC 718, formally known as FAS 123 “Share-Based Payments” to account for stock options granted. Under ASC 718, compensation expense associated with stock-based compensation is measured at the grant date based on the fair value of the award and is recognized.

Federal Income Taxes.

We intend to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income, as defined by the Code. We are subject to a non-deductible federal excise tax if we do not distribute at least 98% of our taxable income and 98% of our capital gain net income for each 1 year period ending on October 31. At December 31, 2009, no excise tax was recorded. At December 31, 2008, we recorded a liability for excise tax of approximately $203,000 on income and capital gains of approximately $5.0 million which was distributed in 2009. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Subsequent Events

As of May 5, 2010, we entered into approximately $228.6 million in closed commitments and pending commitments (signed term sheets) since the beginning of the year. This breaks down as follows:

2010 Closed Commitments and Pending Commitments (in millions)
Commitments Closed during Quarter Ended March 31, 2010(a)	$68.6
Commitments Closed during Quarter Ending June 30, 2010 (as of May 5, 2010)	$35.0

Total 2010 Closed Commitments(b)	$103.6

Pending Commitments (as of May 5, 2010)(c)	$125.0

Total	$228.6

(a)	Commitments Closed during the Quarter Ended March 31, 2010 excludes $26.4 million of existing credit restructures and renewals.
(b)	Not all closed commitments result in future cash requirements. Commitments generally fund over the two succeeding quarters from close.
(c)	Not all pending commitments (signed non-binding term sheets) are expected to close and do not necessarily represent any future cash requirements.

In May 2010, Hercules was approved by the Agency Committee of the SBA for a second SBIC license. The second SBIC license will provide the Company with access to an additional $75.0 million of SBIC debentures, subject to compliance with SBA regulations and an additional capital contribution by Hercules of $37.5 million into the new SBIC subsidiary. To date, Hercules has invested $2.5 million of regulatory capital into this new facility.

InfoLogix, a control portfolio company, received a staff determination letter from the Nasdaq Stock Market (“Nasdaq”) regarding the company’s non-compliance with the Nasdaq continued listing standards. Nasdaq is reviewing the delisting of InfoLogix’s securities and InfoLogix has requested a hearing before Nasdaq Listing Qualifications Panel. Its common stock will remain listed pending the issuance of a decision. There can be no assurance that InfoLogix’s securities will remain listed on Nasdaq. If InfoLogix’s securities are delisted, it may impact our ability to divest of our equity investment in InfoLogix and potentially impact the carrying value of our investment in InfoLogix.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net investment income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

As of March 31, 2010, approximately 69.8% of our portfolio loans were at floating rates or floating with a floor and 30.2% of our loans were at fixed rates. Over time additional investments may be at floating rates. We may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options, and forward contracts. While hedging activities may insulate us against changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our borrowed funds and higher interest rates with respect to our portfolio of investments. Interest rates on our borrowings are based primarily on LIBOR.

Borrowings under our SBA program are fixed at the ten year treasury rate every March and September for borrowings of the preceding six months. Borrowings under the program are charged interest based on ten year treasury rates plus a spread and the rates are generally set for a pool of debentures issued by the SBA in six month periods. The rates of borrowings under the various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 4.233% to 5.725%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fee on HT II debentures that pooled on September 23, 2009 was 0.406%. The annual fees on other debentures have been set at 0.906%. Interest is payable semi-annually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility requires the payment of a non-use fee of 0.5% annually, which reduces to 0.3% on the one year anniversary of the credit facility. The Wells Facility is collateralized by debt investment in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity, which includes the extension if exercised. There were no borrowings outstanding under this facility at March 31, 2010. In February 2010 the facility was extended an additional year to August 2011 under the same terms and conditions.

Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%, an advance rate of 50% against eligible loans, and secured by loans in the borrowing base. The Union Bank Facility requires the payment of a unused fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity. There were no outstanding borrowings under this facility at March 31, 2010.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by floating rate assets in our investment portfolio.

BUSINESS

We are a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development from seed and emerging growth to expansion and established stages of development, which include select publicly listed companies and lower middle market companies. We primarily finance privately-held companies backed by leading venture capital and private equity firms and also may finance certain select publicly-traded companies that lack access to public capital or are sensitive to equity ownership dilution. We source our investments through our principal office located in Silicon Valley, as well as our additional offices in Boston and Boulder.

Our goal is to be the leading structured debt financing provider of choice for venture capital and private equity-backed technology-related companies requiring sophisticated and customized financing solutions. Our strategy is to evaluate and invest in a broad range of companies active in the technology and life-science industries and to offer a full suite of growth capital products up and down the capital structure. We invest primarily in structured debt with warrants and, to a lesser extent, in senior debt and equity investments. We use the term “structured debt with warrants” to refer to any debt investment, such as a senior or subordinated secured loan, that is coupled with an equity component, including warrants, options or rights to purchase common or preferred stock. Our structured debt with warrants investments will typically be secured by select or all of the assets of the portfolio company.

We focus our investments in companies active in the technology industry sub-sectors characterized by products or services that require advanced technologies, including, but not limited to, computer software and hardware, networking systems, semiconductors, semiconductor capital equipment, information technology infrastructure or services, Internet consumer and business services, telecommunications, telecommunications equipment, renewable or alternative energy, media and life sciences. Within the life sciences sub-sector, we generally focus on medical devices, bio-pharmaceutical, drug discovery, drug delivery, health care services and information systems companies. We refer to all of these companies as “technology-related” companies and intend, under normal circumstances, to invest at least 80% of the value of our assets in such businesses.

Our investment objective is to maximize our portfolio total return by generating current income from our debt investments and capital appreciation from our equity-related investments. Our primary business objectives are to increase our net income, net operating income and net asset value by investing in structured debt with warrants and equity of venture capital and private equity backed technology-related companies with attractive current yields and the potential for equity appreciation and realized gains. Our structured debt investments typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investments. Our equity ownership in our portfolio companies may represent a controlling interest. In some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. Capital that we provide directly to venture capital and private equity backed technology-related companies is generally used for growth and general working capital purposes as well as in select cases for acquisitions or recapitalizations.

Our portfolio is comprised of, and we anticipate that our portfolio will continue to be comprised of, investments in technology-related companies at various stages of development. Consistent with regulatory requirements, we invest primarily in United States based companies and to a lesser extent in foreign companies. Since 2007, our investing emphasis has been primarily on private companies following or in connection with a subsequent institutional round of equity financing, which we refer to as expansion-stage companies and private companies in later rounds of financing and certain public companies, which we refer to as established-stage companies and lower middle market companies. We have also historically focused our investment activities in private companies following or in connection with the first institutional round of financing, which we refer to as emerging-growth companies.

Current Market Conditions

The U.S. capital and credit markets have been experiencing extreme disruption and volatility since the summer of 2008 as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the broadly syndicated credit market and the failure of many major financial institutions. These events have contributed to a severe economic recession that is materially and adversely impacting the broader financial and credit markets and reducing the availability of credit and equity capital for the markets as a whole and financial services firms in particular, including us.

At the same time, the venture capital market for the technology-related companies in which we invest has been active but at reduced investment activity levels. Therefore, to the extent we have capital available; we believe this is an opportune time to invest in the structured lending market for technology-related companies. While today’s economy creates potentially new attractive lending opportunities, our outlook remains cautious for at least the next two quarters as the economic environment recovers from the recession of the past 18 months. Due to the economic slowdown and reduced venture capital investment activity, we determined that it would be prudent to substantially curtail new investment activity in 2009 in order to have working capital available to support our existing portfolio companies. These changes were made to manage our credit performance, maintain adequate liquidity and manage our operating expenses in this extremely challenging and unprecedented credit environment.

Despite the current capital market disruption and recession, we continue to see a steady pace of new investments by venture capitalists. As a result of this favorable level of venture capital investment activities, we are experiencing an increase in new investment origination activities which commenced in the fourth quarter of 2009, and would expect it to continue to the extent the venture capital community continues to accelerate its own pace of new investments. We are encouraged by signs of an improving economy, including improved valuations and higher levels of liquidity for our portfolio companies, increased investment activity from venture capitalists and the opening of the IPO marketplace. To the extent that we are able, we intend to seek new investment opportunities; however, we remain cautious and conservative in our investment and credit management strategies and we do not expect to see significant growth in the portfolio until the second half of 2010.

We periodically review and assess investment portfolio acquisition opportunities of target companies that would be accretive to us. In the future, we may determine to acquire such portfolios which could affect our liquidity position and necessitate our need to raise additional capital to fund our growth.

Corporate History and Offices

We are a Maryland Corporation formed in December 2003 that began investment operations in September 2004. We are an internally managed, non-diversified, closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 Act. As a business development company, we are required to meet various regulatory tests. A business development company is required to invest at least 70% of its total assets in “qualifying assets,” including securities of private and thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. A business development company also must meet a coverage ratio of total net assets to total senior securities, which include all of our borrowings (including accrued interest payable) except for debentures issued by the Small Business Administration, and any preferred stock we may issue in the future, of at least 200% subsequent to each borrowing or issuance of senior securities. See “Regulation”.

From incorporation through December 31, 2005, we were taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986 or as amended (the “Code”). We have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under the Code. In order to continue to qualify as a RIC for federal income tax purposes, we must meet certain requirements, including certain minimum distribution requirements. See “Certain United States Federal Income Tax Considerations.”

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301 and our telephone number is (650) 289-3060. We also have additional offices in Boston, Boulder and Chicago. We maintain a website on the Internet at www.herculestech.com. Information contained in our website is not incorporated by reference into this Annual Report, and you should not consider that information as part of this Annual Report. Our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K, as well as any amendments to those reports, are available free of charge through our website as soon as reasonably practicable after we file them with the Securities and Exchange Commission (“SEC”). These reports are also available on the SEC’s website at www.sec.gov.

Our Market Opportunity

We believe that technology-related companies compete in one of the largest and most rapidly growing sectors of the U.S. economy and that continued growth is supported by ongoing innovation and performance improvements in technology products as well as the adoption of technology across virtually all industries in response to competitive pressures. We believe that an attractive market opportunity exists for a specialty finance company focused primarily on investments in structured debt with warrants in technology-related companies for the following reasons:

•	Technology-related companies have generally been underserved by traditional lending sources;

•	Unfulfilled demand exists for structured debt financing to technology-related companies as the number of lenders has declined due to the recent financial market turmoil;

•	Structured debt with warrants products are less dilutive and complement equity financing from venture capital and private equity funds; and

•

Valuations currently assigned to technology-related companies in private financing rounds have generally decreased since 2008 as a result of the turmoil in the general market and should provide a good opportunity for attractive capital returns.

Technology-Related Companies are Under served by Traditional Lenders. We believe many viable technology-related companies backed by financial sponsors have been unable to obtain sufficient growth financing from traditional lenders, including financial services companies such as commercial banks and finance companies, particularly due to the recent credit market dislocation and because traditional lenders have continued to consolidate and have adopted a more risk-averse approach to lending. More importantly, we believe traditional lenders are typically unable to underwrite the risk associated with financial sponsor-backed companies effectively.

The unique cash flow characteristics of many technology-related companies include significant research and development expenditures and high projected revenue growth thus often making such companies difficult to evaluate from a credit perspective. In addition, the balance sheets of emerging-growth and expansion-stage companies often include a disproportionately large amount of intellectual property assets, which can be difficult to value. Finally, the speed of innovation in technology and rapid shifts in consumer demand and market share add to the difficulty in evaluating technology-related companies.

Due to the difficulties described above, we believe traditional lenders are generally refraining from entering the structured mezzanine marketplace, instead preferring the risk-reward profile of asset based lending. Traditional lenders generally do not have flexible product offerings that meet the needs of technology-related companies. The financing products offered by traditional lenders typically impose on borrowers many restrictive covenants and conditions, including limiting cash outflows and requiring a significant depository relationship to facilitate rapid liquidation.

Unfulfilled Demand for Structured Debt Financing to Technology-Related Companies. Private debt capital in the form of structured debt financing from specialty finance companies continues to be an important source of funding for technology-related companies. We believe that the level of demand for structured debt financing is a function of the level of annual venture equity investment activity. In 2009, venture capital-backed companies received, in approximately 2,400 transactions, equity financing in an aggregate amount of approximately $20.5 billion, representing a 32% decrease from the preceding year, as reported by Dow Jones VentureSource. In addition, overall, the median round size in 2009 was $5.0 million, down from $7.0 million in 2008. These decreases were primarily a result of contraction of the capital markets experienced during the past year. Overall, seed- and first-round deals made up 18% of the deal flow in 2009, and later-stage deals made up roughly 56% of all capital invested.

We believe that demand for structured debt financing is currently under served, in part because of the credit market collapse in 2008 and the resulting exit of debt capital providers to technology-related companies during 2008 and 2009. In addition, lending requirements of traditional lenders have recently become more stringent due to the significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated market, and the financial turmoil affecting the banking system and financial market, which have negatively impacted the debt and equity capital market in the United States and most other markets. At the same time, the venture capital market for the technology-related companies in which we invest has continued to be active. Therefore, to the extent we have capital available, we believe this is an opportune time to be active in the structured lending market for technology-related companies.

Structured Debt with Warrants Products Complement Equity Financing From Venture Capital and Private Equity Funds. We believe that technology-related companies and their financial sponsors will continue to view structured debt securities as an attractive source of capital because it augments the capital provided by venture capital and private equity funds. We believe that our structured debt with warrants product provides access to growth capital that otherwise may only be available through incremental investments by existing equity investors. As such, we provide portfolio companies and their financial sponsors with an opportunity to diversify their capital sources. Generally, we believe technology-related companies at all stages of development target a portion of their capital to be debt in an attempt to achieve a higher valuation through internal growth. In addition, because financial sponsor-backed companies have reached a more mature stage prior to reaching a liquidity event, we believe our investments could provide the debt capital needed to grow or recapitalize during the extended period prior to liquidity events.

Our Business Strategy

Our strategy to achieve our investment objective includes the following key elements:

Leverage the Experience and Industry Relationships of Our Management Team and Investment Professionals. We have assembled a team of experienced investment professionals with extensive experience as venture capitalists, commercial lenders, and originators of structured debt and equity investments in technology-related companies. Our investment professionals have, on average, more than 15 years of experience as equity investors in, and/or lenders to, technology-related companies. In addition, at Hercules, our team members have originated structured debt, debt with warrants and equity investments in over 135 technology-related companies, representing over $1.6 billion in commitments, and have developed a network of industry contacts with investors and other participants within the venture capital and private equity communities. In addition, members of our management team also have operational, research and development and finance experience with technology-related companies. We have established contacts with leading venture capital and private equity fund sponsors, public and private companies, research institutions and other industry participants, which should enable us to identify and attract well-positioned prospective portfolio companies.

We concentrate our investing activities generally in industries in which our investment professionals have investment experience. We believe that our focus on financing technology-related companies will enable us to leverage our expertise in structuring prospective investments, to assess the value of both tangible and intangible assets, to evaluate the business prospects and operating characteristics of technology-related companies and to identify and originate potentially attractive investments with these types of companies.

Mitigate Risk of Principal Loss and Build a Portfolio of Equity-Related Securities. We expect that our investments have the potential to produce attractive risk adjusted returns through current income, in the form of interest and fee income, as well as capital appreciation from equity-related securities. We believe that we can mitigate the risk of loss on our debt investments through the combination of loan principal amortization, cash interest payments, relatively short maturities, security interests in the assets of our portfolio companies, and on select investment covenants requiring prospective portfolio companies to have certain amounts of available cash at the time of our investment and the continued support from a venture capital or private equity firm at the time we make our investment.

Historically our structured debt investments to technology-related companies, typically include warrants or other equity interests, giving us the potential to realize equity-like returns on a portion of our investment. In addition, in some cases, we receive the right to make additional equity investments in our portfolio companies in connection with future equity financing rounds. We believe these equity interests will create the potential for meaningful long-term capital gains in connection with the future liquidity events of these technology-related companies.

Provide Customized Financing Complementary to Financial Sponsors’ Capital. We offer a broad range of investment structures and possess expertise and experience to effectively structure and price investments in technology-related companies. Unlike many of our competitors that only invest in companies that fit a specific set of investment parameters, we have the flexibility to structure our investments to suit the particular needs of our portfolio companies. We offer customized financing solutions ranging from senior debt to equity capital, with a focus on structured debt with warrants.

We use our relationships in the financial sponsor community to originate investment opportunities. Because venture capital and private equity funds typically invest solely in the equity securities of their portfolio companies, we believe that our debt investments will be viewed as an attractive and complimentary source of capital, both by the portfolio company and by the portfolio company’s financial sponsor. In addition, we believe that many venture capital and private equity fund sponsors encourage their portfolio companies to use debt financing for a portion of their capital needs as a means of potentially enhancing equity returns, minimizing equity dilution and increasing valuations prior to a subsequent equity financing round or a liquidity event.

Invest at Various Stages of Development. We provide growth capital to technology-related companies at all stages of development, from emerging-growth companies, to expansion-stage companies and established-stage companies. We believe that this provides us with a broader range of potential investment opportunities than those available to many of our competitors, who generally focus their investments on a particular stage in a company’s development. Because of the flexible structure of our investments and the extensive experience of our investment professionals, we believe we are well positioned to take advantage of these investment opportunities at all stages of prospective portfolio companies’ development.

Benefit from Our Efficient Organizational Structure. We believe that the perpetual nature of our corporate structure enables us to be a long-term partner for our portfolio companies in contrast to traditional mezzanine and investment funds, which typically have a limited life. In addition, because of our access to the equity markets, we believe that we may benefit from a lower cost of capital than that available to private investment funds. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

Deal Sourcing Through Our Proprietary Database. We have developed a proprietary and comprehensive structured query language-based (SQL) database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of March 31, 2010, our proprietary SQL-based database system included over 20,000 technology-related companies and approximately 4,800 venture capital, private equity sponsors/investors, as well as various other industry contacts.

This proprietary SQL system allows us to maintain, cultivate and grow our industry relationships while providing us with comprehensive details on companies in the technology-related industries and their financial sponsors.

Our Investments and Operations

We principally invest in debt securities and, to a lesser extent, equity securities, with a particular emphasis on structured debt with warrants.

We generally seek to invest in companies that have been operating for at least six to 12 months prior to the date of our investment. We anticipate that such entities may, at the time of investment, be generating revenues or will have a business plan that anticipates generation of revenues within 24 to 48 months. Further, we anticipate that on the date of our investment we will generally obtain a lien on available assets, which may or may not include intellectual property, and these companies will have sufficient cash on their balance sheet to operate as well as potentially amortize their debt for at least three to nine months following our investment. We generally require that a prospective portfolio company, in addition to having sufficient capital to support leverage, demonstrate an operating plan capable of generating cash flows or raising the additional capital necessary to cover its operating expenses and service its debt, for an additional six to twelve months subject to market conditions.

We expect that our investments will generally range from $1.0 million to $25.0 million. We typically structure our debt securities to provide for amortization of principal over the life of the loan, but may include an interest-only period of 3 to 18 months for emerging growth and expansion-stage companies and longer for established-stage companies. Our loans will be collateralized by a security interest in the borrower’s assets, although we may not have the first claim on these assets and the assets may not include intellectual property. Our debt investments carry fixed or variable contractual interest rates which generally ranged from PRIME to 17% as of March 31, 2010. As of March 31, 2010, 69.8% of our loans were at floating rates or floating rates with a floor and 30.2% of the loans were at fixed rates. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees, success fees, payment-in-kind (“PIK”) provisions or prepayment fees, which we may be required to include in income prior to receipt. We also generate revenue in the form of commitment and facility fees.

In addition, the majority of our venture capital-backed companies structured debt investments generally have equity enhancement features, typically in the form of warrants or other equity-related securities designed to provide us with an opportunity for potential capital appreciation. The warrants typically will be immediately exercisable upon issuance and generally will remain exercisable for the lesser of five to seven years or one to three years after completion of an initial public offering. The exercise prices for the warrants varies from nominal exercise prices to exercise prices that are at or above the current fair market value of the equity for which we receive warrants. We may structure warrants to provide minority rights provisions or on a very select basis put rights upon the occurrence of certain events. We generally target a total annualized return (including interest, fees and value of warrants) of 12% to 25% for our debt investments.

Typically, our structured debt and equity investments take one of the following forms:

•

Structured debt with warrants. We seek to invest a majority of our assets in structured debt with warrants of prospective portfolio companies. Traditional “mezzanine” debt is a layer of high-coupon financing between debt and equity that most commonly takes the form of subordinated debt coupled with warrants, combining the cash flow and risk characteristics of both senior debt and equity. However, our investments in structured debt with warrants may be the only debt capital on the balance sheet of our portfolio companies, and in many cases we have a first priority security interest in all of our portfolio company’s assets, or in certain investments we may have a negative pledge on intellectual property. Our structured debt with warrants typically have maturities of between two and seven years, with full amortization after an interest only period for emerging-growth or expansion-stage companies and longer deferred amortization for select established-stage companies. Our structured debt with warrants generally carry a contractual interest rate between

PRIME and 17% and may include an additional end-of-term payment or PIK (“Paid in Kind”), and are in an amount between $1.0 million and $25.0 million. In most cases we collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may prohibit a company from pledging or otherwise encumbering their intellectual property. We may structure our structured debt with warrants with restrictive affirmative and negative covenants, default penalties, prepayment penalties, lien protection, equity calls, change-in-control provisions or board observation rights.

•

Senior Debt. We seek to invest a limited portion of our assets in senior debt. Senior debt may be collateralized by accounts receivable and/or inventory financing of prospective portfolio companies. Senior debt has a senior position with respect to a borrower’s scheduled interest and principal payments and holds a first priority security interest in the assets pledged as collateral. Senior debt also may impose covenants on a borrower with regard to cash flows and changes in capital structure, among other items. We generally collateralize our investments by obtaining security interests in our portfolio companies’ assets, which may include their intellectual property. In other cases we may obtain a negative pledge covering a company’s intellectual property. Our senior loans, in certain instances, may be tied to the financing of specific assets. In connection with a senior debt investment, we may also provide the borrower with a working capital line-of-credit that will carry an interest rate ranging from Prime or LIBOR plus a spread with a floor, generally maturing in one to three years, and will be secured by accounts receivable and/or inventory.

•

Equipment Loans. We intend to invest a limited portion of our assets in equipment-based loans to early-stage prospective portfolio companies. Equipment-based loans are secured by a first priority security interest in only the specific assets financed. These loans are generally for amounts up to $3.0 million, carry a contractual interest rate between PRIME and PRIME plus 10%, and have an average term between three and four years. Equipment loans may also include end of term payments.

•

Equity-Related Securities. The equity-related securities we hold consist primarily of warrants or other equity interests generally obtained in connection with our structured debt investments. In addition to the warrants received as a part of a structured debt financing, we typically receive the right to make equity investments in a portfolio company in connection with that company’s next round of equity financing. We may also on certain debt investments have the right to convert a portion of the debt investment into equity. These rights will provide us with the opportunity to further enhance our returns over time through opportunistic equity investments in our portfolio companies. These equity-related investments are typically in the form of preferred or common equity and may be structured with a dividend yield, providing us with a current return, and with customary anti-dilution protection and preemptive rights. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to buy back the equity-related securities we hold. We may also make stand alone direct equity investments into portfolio companies in which we may not have any debt investment in the company. As of March 31, 2010, we held equity interests in 40 portfolio companies.

A comparison of the typical features of our various investment alternatives is set forth in the chart below.

	Senior Debt	Structured debt with warrants	Equipment Loans	Equity Securities
Typical Structure	Term or revolving debt	Term debt with warrants	Term debt with warrants	Preferred stock or common stock
Investment Horizon	Usually under 3 years	Long term, ranging from 2 to 7 years, with an average of 3 years	Ranging from 3 to 4 years	Ranging from 3 to 7 years
Ranking/Security	Senior/First lien	Senior secured, either first out or last out second lien	Secured only by underlying equipment	None/unsecured
Covenants	Generally borrowing base and financial	Less restrictive; Mostly financial; Maintenance-based	None	None
Risk Tolerance	Low	Medium/High	High	High
Coupon/Dividend	Cash pay—floating or fixed rate	Cash pay—fixed and floating rate; Payment-in-kind in limited cases	Cash pay-floating or fixed rate and may include Payment-in-kind	Generally none
Customization or Flexibility	Little to none	More flexible	Little to none	Flexible
Equity Dilution	None to low	Low to medium	Low	High

Investment Criteria

We have identified several criteria, among others, that we believe are important in achieving our investment objective with respect to prospective portfolio companies. These criteria, while not inclusive, provide general guidelines for our investment decisions.

Portfolio Composition. While we generally focus our investments in venture capital and private equity-backed technology-related companies, we seek to diversify across various financial sponsors as well as across various stages of companies’ development and various technology industry sub-sectors and geographies. During 2009, we began increasing our investments in lower middle market companies that may be or are approaching an operational level where they are EBITDA positive and possibly cash flow positive thereby decreasing their reliance on additional venture capital or private equity investments.

Continuing Support from One or More Financial Sponsors. We generally invest in companies in which one or more established financial sponsors have previously invested and continue to make a contribution to the management of the business. We believe that having established financial sponsors with meaningful commitments to the business is a key characteristic of a prospective portfolio company. In addition, we look for representatives of one or more financial sponsors to maintain seats on the Board of Directors of a prospective portfolio company as an indication of such commitment.

Company Stage of Development. While we invest in companies at various stages of development, we generally require that prospective portfolio companies be beyond the seed stage of development and generally have received or anticipate to have commitments for their first institutional round of equity financing for early stage companies. Starting in 2008, we began shifting our focus to expansion and established-stage companies that have revenues or significant anticipated revenue growth. We expect a prospective portfolio company to demonstrate progress in its product development or demonstrate a path towards revenue generation or increase its revenues and operating cash flow over time. The anticipated growth rate of a prospective portfolio company is a key factor in determining the value that we ascribe to any warrants or other equity securities that we may acquire in connection with an investment in debt securities.

Operating Plan. We generally require that a prospective portfolio company, in addition to having potential access to capital to support leverage, demonstrate an operating plan capable of generating cash flows or the ability to potentially raise the additional capital necessary to cover its operating expenses and service its debt for a specific period. Specifically, we require that a prospective portfolio company demonstrate at the time of our proposed investment that it has cash on its balance sheet, or is in the process of completing a financing so that it will have cash on its balance sheet, sufficient to support its operations for a minimum of three to nine months.

Security Interest. In many instances we seek a first priority security interest in all of the portfolio company’s tangible and intangible assets as collateral for our debt investment, subject in some cases to permitted exceptions. In other cases we may obtain a negative pledge prohibiting a company from pledging or otherwise encumbering their intellectual property. Although we do not intend to operate as an asset-based lender, the estimated liquidation value of the assets, if any, collateralizing the debt securities that we hold is an important factor in our credit analysis and subject to assumptions that may change over the life of the investment especially when attempting to estimate the value of intellectual property. We generally evaluate both tangible assets, such as accounts receivable, inventory and equipment, and intangible assets, such as intellectual property, customer lists, networks and databases.

Covenants. Our investments may include one or more of the following covenants; cross-default, or material adverse change provisions, require the portfolio company to provide periodic financial reports and operating metrics and will typically limit the portfolio company’s ability to incur additional debt, sell assets, dividend recapture, engage in transactions with affiliates and consummate an extraordinary transaction, such as a merger or recapitalization without our consent. In addition, we may require other performance or financial based covenants, as we deem appropriate.

Exit Strategy. Prior to making a debt investment that is accompanied by an equity-related security in a prospective portfolio company, we analyze the potential for that company to increase the liquidity of its equity through a future event that would enable us to realize appreciation in the value of our equity interest. Liquidity events may include an initial public offering, a private sale of our equity interest to a third party, a merger or an acquisition of the company or a purchase of our equity position by the company or one of its stockholders.

Investment Process

We have organized our management team around the four key elements of our investment process:

•	Origination;

•	Underwriting;

•	Documentation; and

•	Loan and Compliance Administration.

Our investment process is summarized in the following chart:

Origination

The origination process for our investments includes sourcing, screening, preliminary due diligence and deal structuring and negotiation, all leading to an executed non-binding term sheet. Our investment origination team, which consists of approximately 27 investment professionals, is headed by our Senior Managing Directors of Technology and Life Science, and our Chief Executive Officer. The origination team is responsible for sourcing potential investment opportunities and members of the investment origination team use their extensive relationships with various leading financial sponsors, management contacts within technology-related companies, trade sources, technology conferences and various publications to source prospective portfolio companies. Our investment origination team is divided into middle market, technology and life sciences sub-teams to better source potential portfolio companies.

In addition, we have developed a proprietary and comprehensive SQL-based database system to track various aspects of our investment process including sourcing, originations, transaction monitoring and post-investment performance. As of March 31, 2010, our proprietary SQL-based database system included over 20,000 technology-related companies and approximately 4,800 venture capital private equity sponsors/investors, as well as various other industry contacts. This proprietary SQL system allows our origination team to maintain, cultivate and grow our industry relationships while providing our origination team with comprehensive details on companies in the technology-related industries and their financial sponsors.

If a prospective portfolio company generally meets certain underwriting criteria, we perform preliminary due diligence, which may include high level company and technology assessments, evaluation of its financial sponsors’ support, market analysis, competitive analysis, identify key management, risk analysis and transaction size, pricing, return analysis and structure analysis. If the preliminary due diligence is satisfactory, and the origination team recommends moving forward, we then structure, negotiate and execute a non-binding term sheet with the potential portfolio company. Upon execution of a term sheet, the investment opportunity moves to the underwriting process to complete formal due diligence review and approval.

Underwriting

The underwriting review includes formal due diligence and approval of the proposed investment in the portfolio company.

Due Diligence. Our due diligence on a prospective investment is typically completed by two or more investment professionals whom we define as the underwriting team. The underwriting team for a proposed investment consists of the deal sponsor who typically possesses general industry knowledge and is responsible for originating and managing the transaction, other investment professional(s) who perform due diligence, credit and corporate financial analyses and, as needed, our Chief Legal Officer and other legal professionals. To ensure consistent underwriting, we generally use our standardized due diligence methodologies, which include due diligence on financial performance and credit risk as well as an analysis of the operations and the legal and applicable regulatory framework of a prospective portfolio company. The members of the underwriting team work together to conduct due diligence and understand the relationships among the prospective portfolio company’s business plan, operations and financial performance.

As part of our evaluation of a proposed investment, the underwriting team prepares an investment memorandum for presentation to the investment committee. In preparing the investment memorandum, the underwriting team typically interviews with select key management of the company and select financial sponsors and assembles information necessary to the investment decision. If and when appropriate, the investment professionals may also contact industry experts and customers, vendors or, in some cases, competitors of the company.

Approval Process. The sponsoring managing director or principal presents the investment memorandum to our investment committee for consideration. The unanimous approval of our investment committee is required before we proceed with any investment. The members of our investment committee are our Chief Executive Officer, our Chief Legal Officer, our Chief Financial Officer and the Senior Managing Directors of Technology and Life Science. The investment committee generally meets weekly and more frequently on an as-needed basis. The Senior Managing Directors abstain from voting with respect to investments they originate.

Documentation

Our documentation group, headed by our Chief Legal Officer, administers the front-end documentation process for our investments. This group is responsible for documenting the term sheet approved by the investment committee to memorialize the transaction with a prospective portfolio company. This group negotiates loan documentation and, subject to the approval of the Chief Legal Officer and/or the Associate General Counsel, final documents are prepared for execution by all parties. The documentation group generally uses the services of external law firms to complete the necessary documentation.

Loan and Compliance Administration

Our loan and compliance administration group, headed by our Chief Financial Officer and Senior Credit Officer, administers loans and tracks covenant compliance, if applicable, of our investments and oversees periodic reviews of our critical functions to ensure adherence with our internal policies and procedures. After funding of a loan in accordance with the investment committee’s approval, the loan is recorded in our loan administration software and our SQL-based database system. The loan and compliance administration group is also responsible for ensuring timely interest and principal payments and collateral management as well as advising the investment committee on the financial performance and trends of each portfolio company, including any covenant violations that occur, to aid us in assessing the appropriate course of action for each portfolio company and evaluating overall portfolio quality. In addition, the loan and compliance administration group advises the investment committee and the Valuation Committee of the board, accordingly, regarding the credit and investment grading for each portfolio company as well as changes in the value of collateral that may occur.

The loan and compliance administration group monitors our portfolio companies in order to determine whether the companies are meeting our financing criteria and their respective business plans and also monitors the financial trends of each portfolio company from its monthly or quarterly financial statements to assess the appropriate course of action for each company and to evaluate overall portfolio quality. In addition, our management team closely monitors the status and performance of each individual company through our SQL-based database system and periodic contact with our portfolio companies’ management teams and their respective financial sponsors.

Credit and Investment Grading System. Our loan and compliance administration group uses an investment grading system to characterize and monitor our outstanding loans. Our loan and compliance administration group monitors and, when appropriate, recommends changes to investment grading. Our investment committee reviews the recommendations and/or changes to the investment grading, which are submitted on a quarterly basis to the Valuation Committee and our Board of Directors for approval.

From time to time, we will identify investments that require closer monitoring or become workout assets. We develop a workout strategy for workout assets and our investment committee monitors the progress against the strategy. We will incur losses from our investing activities, however, we work with our troubled portfolio companies in order to recover as much of our investments as is practicable, including possibly taking control of the portfolio company. There can be no assurance that principal will be recovered.

We use the following investment grading system approved by our Board of Directors:

Grade 1.	Loans involve the least amount of risk in our portfolio. The borrower is performing above expectations, and the trends and risk profile is generally favorable.

Grade 2.	The borrower is performing as expected and the risk profile is neutral to favorable. All new loans are initially graded 2.

Grade 3.	The borrower may be performing below expectations, and the loan’s risk has increased materially since origination. We increase procedures to monitor a borrower that may have limited amounts of cash remaining on the balance sheet, is approaching its next equity capital raise within the next three to six months, or if the estimated fair value of the enterprise may be lower than when the loan was originated. We will generally lower the loan grade to a level 3 even if the company is performing in accordance to plan as it approaches the need to raise additional cash to fund its operations. Once the borrower closes its new equity capital raise, we may increase the loan grade back to grade 2.

Grade 4.	The borrower is performing materially below expectations, and the loan risk has substantially increased since origination. Loans graded 4 may experience some partial loss or full return of principal but are expected to realize some loss of interest which is not anticipated to be repaid in full, which, to the extent not already reflected, may require the fair value of the loan to be reduced to the amount we anticipate will be recovered. Grade 4 investments are closely monitored.

Grade 5.	The borrower is in workout, materially performing below expectations and a significant risk of principal loss is probable. Loans graded 5 will experience some partial principal loss or full loss of remaining principal outstanding is expected. Grade 5 loans will require the fair value of the loans be reduced to the amount, if any, we anticipate will be recovered.

At March 31, 2010, our investments had a weighted average investment grading of 2.35.

Managerial Assistance

As a business development company, we are required to offer, and provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

Competition

Our primary competitors provide financing to prospective portfolio companies and include non-bank financial institutions, federally or state chartered banks, venture debt funds, financial institutions, venture capital funds, private equity funds, investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a business development company to which many of our competitors are not subject. However, we believe that few of our competitors possess the expertise to properly structure and price debt investments to venture capital and private equity backed technology-related companies. We believe that our specialization in financing technology-related companies will enable us to determine a range of potential values of intellectual property assets, evaluate the business prospects and operating characteristics of prospective portfolio companies and, as a result, identify investment opportunities that produce attractive risk-adjusted returns. For additional information concerning the competitive risks we face, see “Risk Factors—Risks Related to our Business and Structure—We operate in a highly competitive market for investment opportunities, and we may not be able to compete effectively.”

Corporate Structure

We are a Maryland corporation and an internally-managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. Hercules Technology II, L.P. (“HT II”), our wholly-owned subsidiary, is licensed under the Small Business Investment Act of 1958 as a Small Business Investment Company (“SBIC”). Hercules Technology SBIC Management, LLC (“HTM”), another wholly-owned subsidiary, functions as the general partner of our subsidiary HT II. Hercules Funding I LLC, our wholly owned subsidiary, and Hercules Funding Trust I function are vehicles we used to collateralize loans under our Credit Facility and are currently inactive. We also use wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to permit us to hold portfolio companies organized as limited liability companies, or LLCs, (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of our gross income for income tax purposes is investment income. Our wholly owned subsidiary, Hercules Funding II, LLC, functions as a vehicle to collateralize loans under our securitized facility with Wells Fargo Foothill, Inc.

Our principal executive offices are located at 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. We also have offices in: Boston, Massachusetts and Boulder, Colorado.

Employees

As of March 31, 2010, we had 45 employees, including 27 investment and portfolio management professionals all of whom have extensive experience working on financing transactions for technology-related companies.

PORTFOLIO COMPANIES

(dollars in thousands)

The following tables set forth certain information as of March 31, 2010 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “Business—Our Investments.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to observe the Board of Directors’ meetings of our portfolio companies.

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(9)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	0.54%		69	1,100
149 Sidney Street		Preferred Stock Warrants	0.14%		35	226
Cambridge, MA 02139		Preferred Stock	0.88%		1,243	2,464

Total Acceleron Pharmaceuticals, Inc.					1,347	3,790

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
75 Sidney Street 4th Floor		Matures May 2012
Cambridge, MA 02139		Interest rate 11.13%		$13,232	13,187	13,187
		Preferred Stock Warrants	0.47%		190	279
		Preferred Stock Warrants	0.11%		104	67
		Preferred Stock Warrants	0.04%		24	26

Total Aveo Pharmaceuticals, Inc.					13,505	13,559

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
480 Arsenal Street		Matures April 2012
Bldg 1, Suite 120,		Interest rate Prime + 9.20% or
Watertown, MA 02472		Floor rate of 12.95%		$5,987	5,851	5,851
		Preferred Stock Warrants	1.47%		206	154
		Preferred Stock Warrants	0.25%		31	27

Total Dicerna Pharmaceuticals, Inc.					6,088	6,032

Elixir Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
300 Putnam Ave		Matures October 2011
Cambridge, MA 02139		Interest rate Prime + 9.25% or
		Floor rate of 12.5%		$6,967	6,967	1,967
		Preferred Stock Warrants	1.08%		217	—

Total Elixir Pharmaceuticals, Inc.					7,184	1,967

EpiCept Corporation	Drug Discovery	Common Stock Warrants	0.05%		4	22
777 Old Saw Mill River Road		Common Stock Warrants	0.54%		40	255
Tarrytown, NY 10591

Total EpiCept Corporation					44	277

Horizon Therapeutics, Inc.	Drug Discovery	Senior Debt
1033 Skokie Boulevard, Suite 355		Matures July 2011
Northbrook, IL 60062		Interest rate Prime + 1.50%		$3,989	3,945	3,945
		Preferred Stock Warrants	0.31%		231	—

Total Horizon Therapeutics, Inc.					4,176	3,945

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock	1.08%		1,500	353
33 Hayden Avenue, 2nd Floor
Lexington, MA 02421

Total Inotek Pharmaceuticals Corp.					1,500	353

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(9)	Principal Amount	Cost(2)	Value(3)

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	0.34%		155	64
One Kendall Square, Building 700, 2nd Flr Cambridge, MA 02139		Preferred Stock	0.61%		2,000	2,459

Total Merrimack Pharmaceuticals, Inc.					2,155	2,523

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants	0.52%		137	117
75 Kneeland Street Boston, MA 02111		Preferred Stock	0.61%		1,000	1,000

Total Paratek Pharmaceuticals, Inc.					1,137	1,117

PolyMedix, Inc.	Drug Discovery	Senior Debt
170, N Radnor Chester Road		Matures September 2013
Suite 300		Interest rate Prime + 7.1%		$10,000	9,679	9,679
Randor, PA 19087		Preferred Stock Warrants	0.68%		321	321

Total PolyMedix Inc.					10,000	10,000

Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
270 E Grand Ave		Matures April 2011		$5,416	5,416	5,416
South San Francisco CA 94080		Interest rate Prime + 2.16%
		Preferred Stock Warrants	0.35%		152	370

Total Portola Pharmaceuticals, Inc.					5,568	5,786

Total Drug Discovery (13.47%)*					52,704	49,349

Affinity Videonet, Inc. (4)	Communications	Senior Debt
1641 California, 3rd Floor	& Networking	Matures June 2012
Denver, CO 80202		Interest rate Prime + 8.75% or
		Floor rate of 12.00%		$2,117	2,139	2,139
		Senior Debt
		Matures June 2012
		Interest rate Prime + 14.75% or
		Floor rate of 18.00%		$2,000	2,063	2,063
		Revolving Line of Credit
		Matures June 2012
		Interest rate Prime + 9. 75% or
		Floor rate of 13.00%		$500	500	500
		Preferred Stock Warrants	4.45%		101	99

Total Affinity Videonet, Inc.					4,803	4,801

E-band Communications, Inc.(6)	Communications	Preferred Stock	11.00%
10095 Scripps Ranch Ct. Suite A.	& Networking
San Diego, CA 92131					2,880	2,222

Total E-Band Communications, Inc.					2,880	2,222

IKANO Communications, Inc.	Communications	Senior Debt
124 N. Charles Lindbergh	& Networking	Matures August 2011		$5,156	5,156	5,156
Salt Lake City, UT 84111		Interest rate 12.00%
		Preferred Stock Warrants	1.37%		45	—
		Preferred Stock Warrants	2.08%		72	—

Total IKANO Communications, Inc.					5,273	5,156

Neonova Holding Company 1000 Perimeter Park Drive, Suite K Morrisville NC 27560	Communications & Networking	Preferred Stock Warrants	1.37%		94	44
		Preferred Stock	1.52%		250	247

Total Neonova Holding Company					344	291

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(9)	Principal Amount	Cost(2)	Value(3)

Peerless Network, Inc.(6) 200 S. Wacker Drive, Suite 3100	Communications & Networking	Preferred Stock Warrants	0.27%		95	—
Chicago IL 60606		Preferred Stock	2.03%		1,000	820

Total Peerless Network, Inc.					1,095	820

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants	0.93%		52	199
1099 18th Street Ste 2950
Denver, CO 80202

Total Ping Identity Corporation					52	199

Purcell Systems, Inc. 16125 East Euclid Ave.	Communications & Networking	Preferred Stock Warrants	1.17%		123	402
Spokane, WA 99216

Total Purcell Systems, Inc.					123	402

Seven Networks, Inc. 2100 Seaport Blvd, Suite 100 Redwood City, CA 94063	Communications & Networking	Preferred Stock Warrants			174	2

Total Seven Networks, Inc.					174	2

Stoke, Inc. 5403 Betsy Ross Dr. Santa Clara, CA 94043	Communications & Networking	Preferred Stock Warrants	0.30%		53	60

Total Stoke, Inc.					53	60

Tectura Corporation	Communications	Senior Debt
333 Twin Dolphin Drive, Suite 750 Redwood City, CA 94065	& Networking	Matures September 2010		$1,250	1,250	1,250
		Interest rate Prime + 10.75% or
		Floor rate of 14.00%
		Revolving Line of Credit
		Matures July 2011		$9,908	10,367	10,367
		Interest rate Prime + 10.75% or
		Floor rate of 14.00%
		Revolving Line of Credit
		Matures July 2011		$5,000	5,220	5,220
		Interest rate Prime + 10.75% or
		Floor rate of 14.00%
		Preferred Stock Warrants	0.22%		51	—

Total Tectura Corporation					16,888	16,837

Total Communications & Networking (8.40%)*					31,685	30,790

Atrenta, Inc.	Software	Preferred Stock Warrants	0.77%		102	225
2077 Gateway Place, Suite 300		Preferred Stock Warrants	0.25%		34	74
San Jose, CA 95110		Preferred Stock Warrants	0.30%		95	174
		Preferred Stock	0.25%		250	375

Total Atrenta, Inc.					481	848

Blurb, Inc.	Software	Senior Debt
580 California St., Suite 300		Matures June 2011
San Francisco, CA 94104		Interest rate Prime + 3.50% or
		Floor rate of 8.5%		$2,804	2,737	2,737
		Preferred Stock Warrants	0.49%		25	308
		Preferred Stock Warrants	0.52%		299	190

Total Blurb, Inc.					3,061	3,235

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(9)	Principal Amount	Cost(2)	Value(3)
Braxton Technologies, LLC. 770 Wooten Road, Suite 105 Colorado Springs, CO 80915	Software	Preferred Stock Warrants	0.62%		188	119

Total Braxton Technologies, LLC.					188	119

Bullhorn, Inc.	Software	Preferred Stock Warrants	0.80%		43	247
33-41 Farnsworth, 5th Floor
Boston, MA 02210

Total Bullhorn, Inc.					43	247

Clickfox, Inc.	Software	Senior Debt
3445 Peachtree Road, Suite 1250 Atlanta, GA 30326		Matures September 2011 Interest rate Prime + 5.00% or Floor rate of 10.25%		$3,259	3,213	3,213
		Revolving Line of Credit
		Matures July 2010 Interest rate Prime + 8.50% or Floor rate of 13.5%		$2,000	1,996	1,996
		Preferred Stock Warrants	0.94%		177	299

Total Clickfox, Inc.					5,386	5,508

Forescout Technologies, Inc. 10001 De Anza Blvd., Suite 220 Cupertino, CA 95014	Software	Preferred Stock Warrants	0.90%		99	127

Total Forescout Technologies, Inc					99	127

GameLogic, Inc.	Software	Preferred Stock Warrants	2.67%		92	2
411 Waverly Oaks Road Suite 312 Boston, MA 02452

Total GameLogic, Inc.					92	2

HighJump Acquisition, LLC.	Software	Senior Debt
6455 City West Parkway Eden Prairie, MN 55344		Matures May 2013 Interest rate Libor + 8.75% or Floor rate of 12.00%		$15,000	15,000	15,000

Total HighJump Acquisition, LLC.					15,000	15,000

HighRoads, Inc.	Software	Preferred Stock Warrants	3.18%		44	44
150 Presidential Way Woburn, MA 01801

Total HighRoads, Inc.					44	44

Infologix, Inc. (4)(7)	Software	Senior Debt
101 E. County Line Road, Suite 210, Hatboro, PA 19040		Matures November 2013 Interest rate 12.00%		$5,500	5,500	5,500
		Convertible Senior Debt
		Matures November 2014 Interest rate 12.00%		$5,000	5,035	9,563
		Revolving Line of Credit
		Matures May 2011 Interest rate 12.00%		$8,909	8,909	8,909
		Senior Debt
		Matures December 2010
		Interest rate 18.00%		$2,250	2,250	2,250
		Common Stock Warrants	12.1%		725	1,073
		Common Stock	47.4%		5,036	5,414

Total Infologix, Inc.					27,455	32,709

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(9)	Principal Amount	Cost(2)	Value(3)
PSS Systems, Inc.	Software	Preferred Stock Warrants	0.38%		51	94
2525 E Charleston Road, Suite 201 Mountain View, CA 94303

Total PSS Systems, Inc.					51	94

Rockyou, Inc.	Software	Preferred Stock Warrants	0.10%		117	132
585 Broadway Street, Suite A Redwood City, CA 94036

Total Rockyou, Inc.					117	132

Sportvision, Inc.	Software	Preferred Stock Warrants	1.89%		39	36
4619 N. Ravenswood
Chicago, IL 60640

Total Sportvision, Inc.					39	36

WildTangent, Inc.	Software	Preferred Stock Warrants	0.17%		239	46
18578 NE 67th Court, Building 5
Redmond, WA 98052

Total WildTangent, Inc.					239	46

Total Software (15.87%)*					52,295	58,147

Luminus Devices, Inc.	Electronics &	Senior Debt
1100 Technology Park Drive	Computer Hardware	Matures December 2011		$1,290	1,290	1,290
Billerica, MA 02821		Interest rate 11.875%
		Preferred Stock Warrants	0.28%		183	—
		Preferred Stock Warrants	0.14%		84	—
		Preferred Stock Warrants	0.69%		334	—

Total Luminus Devices, Inc.					1,891	1,290

Maxvision Holding, LLC.	Electronics &	Senior Debt
495 Production Ave.	Computer Hardware	Matures October 2012		$5,000	5,225	5,225
Huntsville, AL 35758		Interest rate Prime + 5.50%
		Senior Debt
		Matures April 2012		$4,159	4,159	4,159
		Interest rate Prime + 2.25%
		Revolving Line of Credit
		Matures April 2012		$2,500	2,580	2,580
		Interest rate Prime + 2.25%
		Common Stock	1.25%		81	170

Total Maxvision Holding, LLC					12,075	12,164

Shocking Technologies, Inc.	Electronics &	Senior Debt
5870 Hellyer Ave.	Computer Hardware	Matures December 2010		$1,414	1,409	1,409
San Jose, CA 95138		Interest rate Prime + 2.50%
		Preferred Stock Warrants	1.44%		63	108

Total Shocking Technologies, Inc.					1,472	1,517

Spatial Photonics, Inc.	Electronics &	Senior Debt
930 Hamlin Court	Computer Hardware	Matures April 2011		$1,651	1,635	1,635
Sunnyvale, CA 94086		Interest rate 10.07%
		Senior Debt
		Mature April 2011		$164	164	165
		Interest rate 9.22%
		Preferred Stock Warrants	0.52%		130	—
		Preferred Stock	0.44%		500	129

Total Spatial Photonics Inc.					2,429	1,929

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(9)	Principal Amount	Cost(2)	Value(3)
VeriWave, Inc.	Electronics &	Preferred Stock Warrants	1.22%		54	—
8770 SW Nimbus Ave. Suite B	Computer Hardware	Preferred Stock Warrants	0.31%		46	—
Beaverton, OR 97008

Total VeriWave, Inc.					100	—

Total Electronics & Computer Hardware (4.61%)*					17,967	16,900

Aegerion Pharmaceuticals, Inc.(4)	Specialty	Senior Debt
1140 Route 22 East, Suite 304	Pharmaceuticals	Matures September 2011		$4,763	4,763	4,763
Bridgewater, NJ 08807		Interest rate Prime + 2.50% or
		Floor rate of 11.00%
		Convertible Senior Debt
		Matures December 2010		$340	340	340
		Preferred Stock Warrants	0.47%		69	142
		Preferred Stock	1.54%		1,000	710

Total Aegerion Pharmaceuticals, Inc.					6,172	5,955

QuatRx Pharmaceuticals Company	Specialty	Senior Debt
777 East Eisenhower Pkwy	Pharmaceuticals	Matures October 2011		$14,306	14,212	14,212
Suite 100		Interest rate Prime + 8.90% or
Ann Arbor, MI 48108		Floor rate of 12.15%
		Convertible Senior Debt
		Matures March 2012		$1,888	1,888	2,861
		Preferred Stock Warrants	0.22%		220	—
		Preferred Stock Warrants	0.18%		308	—
		Preferred Stock	0.20%		750	—

Total QuatRx Pharmaceuticals Company					17,378	17,073

Total Specialty Pharmaceuticals (6.28%)*					23,550	23,028

Annie’s, Inc.	Consumer &	Senior Debt - Second Lien
564 Gateway Drive,	Business Products	Matures April 2011
Napa, CA 94558		Interest rate LIBOR + 6.50% or
		Floor rate of 10.00%		$6,000	6,119	6,119
		Preferred Stock Warrants	0.47%		321	85

Total Annie’s, Inc.					6,440	6,204

IPA Holdings, LLC. (4)	Consumer &	Senior Debt
2775 Premiere Parkway, Suite 100	Business Products	Matures November 2012
Deluth, GA 30097		Interest rate Prime + 8.25% or
		Floor rate of 12.5%		$9,250	9,442	9,442
		Senior Debt
		Matures May 2013
		Interest rate Prime + 11.25% or
		Floor rate of 15.5%		$6,500	6,709	6,709
		Revolving Line of Credit
		Matures November 2012
		Interest rate Prime + 7.75% or
		Floor rate of 12.00%		$1,356	1,356	1,356
		Common Stock Warrants	2.00%		275	—
		Common Stock	1.00%		500	120

Total IPA Holding, LLC.					18,282	17,627

Market Force Information, Inc.	Consumer &	Preferred Stock Warrants	0.37%		24	42
1877 Broadway, Suite 200	Business Products	Preferred Stock	0.69%		500	500
Boulder, CO 80302

Total Market Force Information, Inc.					524	542

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(9)		Principal Amount	Cost(2)	Value(3)
OnTech Operations, Inc. (8)	Consumer &	Senior Debt
15910 Bernardo Center Drive,	Business Products	Matures June 2010
Suite 270		Interest rate 16.00%			$106	106	—
San Diego, CA 92127		Preferred Stock Warrants	2.40%			452	—
		Preferred Stock Warrants	1.60%			218	—
		Preferred Stock	2.82%			1,000	—

Total OnTech Operations, Inc.						1,776	—

Velocity Technology Solutions	Consumer &	Senior Debt
750 Third Avenue	Business Products	Matures February 2015
10th Floor		Interest rate LIBOR + 8%			$16,667	16,667	16,667
New York, NY 10017		Senior Debt
		Matures February 2015
		Interest rate LIBOR + 8%			$8,333	8,339	8,339

Total Velocity Technology Solutions						25,006	25,006

Wageworks, Inc.	Consumer &	Preferred Stock Warrants Preferred Stock	1.00 0.09	% %		252 250	1,371 368
1100 Park Place, 4th Floor San Mateo, CA 94403	Business Products

Total Wageworks, Inc.						502	1,739

Total Consumer & Business Products (13.95%)*						52,530	51,118

Enpirion, Inc.	Semiconductors	Senior Debt
53 Frontage Road, Suite 210,		Matures August 2011
Perryville III Corporate Park,		Interest rate Prime + 2.00% or
Hampton, NJ 08807		Floor rate of 7.625%			$4,341	4,313	4,313
		Preferred Stock Warrants	0.21%			157	0

Total Enpirion, Inc.						4,470	4,313

iWatt Inc.	Semiconductors	Preferred Stock Warrants	0.24%			46	—
90 Albright Way		Preferred Stock Warrants	0.11%			51	—
Los Gatos, CA 95032		Preferred Stock Warrants	0.13%			73	—
		Preferred Stock Warrants	0.61%			458	—
		Preferred Stock	1.05%			490	950

Total iWatt Inc.						1,118	950

NEXX Systems, Inc. (4)	Semiconductors	Revolving Line of Credit
900 Middlesex Turnpike		Matures June 2010
Billerica, MA 01821		Interest rate Prime + 8.00% or
		Floor rate of 13.25%			$3,000	2,923	2,923
		Revolving Line of Credit
		Matures June 2010
		Interest rate Prime + 8.00% or
		Floor rate of 14.00%			$2,500	2,500	2,500
		Preferred Stock Warrants	2.11%			297	489
		Preferred Stock	0.46%			277	733

Total NEXX Systems, Inc.						5,997	6,645

Quartics, Inc.	Semiconductors	Senior Debt
15241 Laguna Canyon Rd. Suite 200		Matures May 2010
Irvine, CA 92618		Interest rate 10.00%			$55	55	55
		Preferred Stock Warrants	0.06%			53	—

Total Quartics, Inc.						108	55

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(9)	Principal Amount	Cost(2)	Value(3)
Solarflare Communications, Inc.	Semiconductors	Senior Debt
9501 Jeronino Rd. Suite 100		Matures August 2010
Irvine, CA 92618		Interest rate 11.75%		$125	116	116
		Preferred Stock Warrants	0.00%		83	—
		Common Stock	0.00%		641	—

Total Solarflare Communications, Inc.					840	116

Total Semiconductors (3.30%)*					12,533	12,079

Labopharm USA, Inc. (5)	Drug Delivery	Senior Debt
480 Armand-Frappier Blvd.		Matures June 2012
Laval, Canada H7V 4B4		Interest rate 10.95%		$20,000	19,765	19,765
		Common Stock Warrants	1.16%		635	710

Total Labopharm USA, Inc.					20,400	20,475

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants	0.26%		36	52
1003 W. Cutting Blvd, Suite 110		Common Stock Warrants	0.15%		51	45
Point Richmond, CA 94804		Common Stock	0.23%		500	331

Total Transcept Pharmaceuticals, Inc.					587	428

Total Drug Delivery (5.70%)*					20,987	20,903

BARRX Medical, Inc.	Therapeutic	Senior Debt
540 Oakmead Parkway		Mature December 2011
Sunnyvale, CA 94085		Interest rate 11.00%		$4,861	4,855	4,855
		Revolving Line of Credit
		Matures May 2010
		Interest rate 10.00%		$1,000	1,000	1,000
		Preferred Stock Warrants	0.15%		76	86
		Preferred Stock	1.46%		1,500	2,318

Total BARRX Medical, Inc.					7,431	8,259

EKOS Corporation	Therapeutic	Senior Debt
22030 20th Ave. Southeast,		Matures November 2010
Suite 101 Bothell, WA 98021		Interest rate Prime + 2.00%		$1,959	1,932	1,932
		Preferred Stock Warrants	0.79%		174	—
		Preferred Stock Warrants	0.39%		153	—

Total EKOS Corporation					2,259	1,932

Gelesis, Inc.(8)	Therapeutic	Senior Debt
222 Berkley Street, Suite 1040,		Matures May 2012 or
Boston, MA 02116		Interest rate Prime + 7.5%
		Floor rate of 10.75%		$2,847	2,820	—
		Preferred Stock Warrants	0.83%		58	—

Total Gelesis, Inc.					2,878	—

Gynesonics, Inc.	Therapeutic	Convertible Subordinated Debt
604 5th Ave Suite D		Matures July 2010
Redwood City, CA 94063		Interest Rate 8.00%		$51	51	51
		Preferred Stock Warrants	0.47%		17	—
		Preferred Stock	0.84%		250	250

Total Gynesonics, Inc.					318	301

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants	0.15%		99	26
15405 SE 37th Street, Suite 100,
Bellevue, WA 98006

Total Light Science Oncology, Inc.					99	26

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(9)	Principal Amount	Cost(2)	Value(3)
Novasys Medical, Inc.(4)	Therapeutic	Preferred Stock Warrants	0.19%		71	—
39684 Eureka Drive		Preferred Stock Warrants	0.05%		54	—
Newark, CA 94560		Preferred Stock	1.83%		1,000	1,170

Total Novasys Medical, Inc.					1,125	1,170

Pacific Child & Family Associates, LLC	Therapeutic	Senior Date
410 Arden Avenue, Suite 201		Matures January 2015
Glendale, CA 91203		Interest rate 8.0%		$6,750	6,750	6,750
		Senior Debt
		Matures January 2015
		Interest rate 10.50%		$5,900	5,928	5,928

Total Pacific Child & Family Associates, LLC					12,678	12,678

Total Therapeutic (6.65%)*					26,788	24,366

Cozi Group, Inc. 506 Second Avenue, Suite 710 Seattle, WA 98104	Internet Consumer & Business Services	Preferred Stock Warrants	0.95%		147	—
		Preferred Stock	0.65%		177	7

Total Cozi Group, Inc.					324	7

Invoke Solutions, Inc.	Internet Consumer	Preferred Stock Warrants	1.48%		56	117
375 Totten Pond Road Suite 400 Waltham, MA 02451	& Business Services	Preferred Stock Warrants	0.33%		26	26

Total Invoke Solutions, Inc.					82	143

Prism Education Group Inc. 233 Needham St. Newton, MA 02464	Internet Consumer	Senior Debt
	& Business	Matures December 2010
	Services	Interest rate 11.25%		$609	601	601
		Preferred Stock Warrants	0.98%		43	98

Total Prism Education Group Inc.					644	699

RazorGator Interactive Group, Inc.(4)	Internet	Revolving Line of Credit
11150 Santa Monica Blvd.,	Consumer	Matures October 2011
Suite 500	& Business	Interest rate Prime + 9.50% or
Los Angeles, CA 90025	Services	Floor rate of 12.50%		$6,158	6,158	6,158
		Preferred Stock Warrants	0.90%		13	582
		Preferred Stock Warrants	0.11%		28	45
		Preferred Stock	1.20%		1,000	452

Total RazorGator Interactive Group, Inc.					7,199	7,237

Spa Chakra Acquisition Corporation(7) 111 West 57th Street, Suite 1400, New York, NY 10019	Internet	Revolving Line of Credit		$2,314	2,314	2,314
	Consumer	Matures April 2011
	& Business	Interest rate Prime + 9.00% or
	Services	Floor rate of 12.50%
		Preferred Stock			15,037	10,000

Total Spa Chakra, Inc.					17,531	12,314

Total Internet Consumer & Business Services (5.57%)*					25,600	20,400

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(9)	Principal Amount	Cost(2)	Value(3)
Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants	0.07%		107	92
36 Jonspin Road		Common Stock Warrants	0.05%		48	—
Wilmington, MA 01887

Total Lilliputian Systems, Inc.					155	92

Total Energy (0.03%)*					155	92

Box.net, Inc.	Information	Senior Debt
1895 El Camino Real,	Services	Matures May 2011
Palo Alto, CA 94306		Interest rate Prime + 1.50%		$563	552	552
		Senior Debt
		Matures September 2011
		Interest rate Prime + 0.50%		$248	248	248
		Preferred Stock Warrants	0.75%		73	195

Total Box.net, Inc.					873	995
Buzznet, Inc.	Information	Preferred Stock Warrants	0.01%		9	1
6464 Sunset Blvd, Suite 650	Services	Preferred Stock	0.15%		250	74
Los Angeles, CA 90028

Total Buzznet, Inc.					259	75
XL Education Corp.	Information
185 Madison Avenue, 5th Floor	Services	Common Stock	0.01%		880	880
New York, NY 10016

Total XL Education Corp.					880	880
hi5 Networks, Inc. 55 Second St. Suite 300 San Francisco, CA 94105	Information Services	Senior Debt
		Matures December 2010
		Interest rate Prime + 2.5%		$1,182	1,182	1,182
		Senior Debt
		Matures June 2011
		Interest rate Prime + 0.5%		$2,856	2,825	2,825
		Preferred Stock Warrants	0.54%		212	—

Total hi5 Networks, Inc.					4,219	4,007

Jab Wireless, Inc. 5350 S. Roslyn St. Suite 306 Greenwood Village, CO 80111	Information Services	Senior Debt
		Matures November 2012
		Interest rate Prime + 3.50% or		$14,375	14,603	14,603
		Floor rate of 9.5%
		Revolving Line of Credit
		Matures October 2010
		Interest rate Prime + 3.50% or
		Floor rate of 9.5%		$2,500	2,517	2,517
		Preferred Stock Warrants	0.90%		265	158

Total Jab Wireless, Inc.					17,385	17,278

Solutionary, Inc. 9420 Underwood Avenue, 3rd	Information Services	Preferred Stock Warrants	0.79%		94	—
Floor		Preferred Stock Warrants	0.02%		2	—
Omaha, NE 68114		Preferred Stock	0.35%		250	50

Total Solutionary, Inc.					346	50

Ancestry.com, Inc. 360 West 4800 North Provo, UT 84604	Information Services	Common Stock	0.16%		452	1,348

Total Ancestry.com, Inc.					452	1,348

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(9)	Principal Amount	Cost(2)	Value(3)
Intelligent Beauty, Inc.		Senior Debt
2301 Rosecrans Ave.		Matures March 2013
Suite 4100		Interest rate Prime + 8.0% or
Manhattan Beach, CA 90245		Floor rate of 11.25%		$6,000	6,000	6,000

Total Intelligent Beauty, Inc.					6,000	6,000

Good Technologies, Inc.		Common Stock	0.17%		603	603
101 Redwood Shores Parkway,
Suite 400, Redwood Shores, CA 94065

Total Good Technologies, Inc.					603	603

Coveroo, Inc.	Information Services	Preferred Stock Warrants	0.08%		7	—
333 Bryant Street
San Francisco, CA 94107

Total Coveroo, Inc.					7	—

Zeta Interactive Corporation 99 Park Ave, 23rd Floor	Information Services	Senior Debt
New York, NY 10016		Matures November 2012
		Interest rate 9.50%		$4,731	4,378	4,378
		Senior Debt
		Matures November 2012
		Interest rate 10.50%		$6,025	6,261	6,261
		Preferred Stock Warrants	1.19%		172	—
		Preferred Stock	0.96%		500	310

Total Zeta Interactive Corporation					11,311	10,949

Total Information Services (11.51%)*					42,335	42,185

Novadaq Technologies, Inc.	Diagnostic	Common Stock	0.78%		1,474	497
2585 Skymark Ave. Suite 306
Mississauga, Ontario L4W 4L5

Total Novadaq Technologies, Inc.					1,474	497

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt
1105 Atlantic Ave, Suite 101		Matures June 2011
Alameda, CA 94501		Interest rate 10.25%		$6,496	6,372	6,372
		Preferred Stock Warrants	2.61%		761	168
		Preferred Stock	3.84%		3,000	3,000

Total Optiscan Biomedical, Corp.					10,133	9,540

Total Diagnostic (2.74%)					11,607	10,037

Kamada, LTD.(5) Science Park, Kiryat Weizmann, Ness Ziona , Israel, 76327	Biotechnology Tools	Common Stock Warrants	0.29%		159	310
		Common Stock	0.95%		752	1,697

Total Kamada, LTD.					911	2,007

Labcyte, Inc. 1190 Borregas Avenue Sunnyvale, CA 94089	Biotechnology Tools	Senior Debt
		Matures November 2012
		Interest rate Prime + 8.6% or
		Floor rate of 11.85%		$3,500	3,347	3,347
		Common Stock Warrants	0.70%		192	—

Total Labcyte, Inc.					3,539	3,347

Portfolio Company	Industry	Type of Investment(1)	Percentage of Class Held on a Fully Diluted Basis(9)	Principal Amount	Cost(2)	Value(3)
NuGEN Technologies, Inc. 821 Industrial Road, Unit A San Carlos, CA 94070	Biotechnology Tools	Preferred Stock Warrants	1.05%		45	298
		Preferred Stock Warrants	0.15%		33	24
		Preferred Stock	0.97%		500	517

Total NuGEN Technologies, Inc.					578	839

Solace Pharmaceuticals, Inc.(4)	Biotechnology	Senior Debt
Four Cambridge Center, 2nd Floor,	Tools	Matures August 2012
Cambridge, MA 02142		Interest rate Prime + 4.25% or
		Floor rate of 9.85%		$2,386	2,351	2,351
		Senior Debt
		Matures August 2012
		Interest rate 8.0%		$250	250	250
		Preferred Stock Warrants	0.39%		42	—
		Preferred Stock Warrants	0.39%		54	—

Total Solace Pharmaceuticals, Inc.					2,697	2,601

Total Biotechnology Tools (2.40%)*					7,725	8,794

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants	0.14%		37	—
3274 Alpine Rd.		Preferred Stock	0.28%		250	26
Portola Valley, CA 94028

Total Crux Biomedical, Inc.					287	26

Transmedics, Inc.(8)	Surgical Devices	Senior Debt
200 Minuteman Road, Suite 302,		Matures December 2011
Andover, MA 01810		Interest rate Prime + 5.25% or
		Floor rate of 10.50%		$8,375	8,288	8,288
		Preferred Stock Warrants	1.3%		225	—
		Preferred Stock	2.09%		1,100	1,100

Total Transmedics, Inc.					9,613	9,388

Total Surgical Devices (2.57%)*					9,900	9,414

Glam Media, Inc.	Media/Content/	Preferred Stock Warrants	0.24%		483	283
8000 Marina Blvd., Suite 130,	Info
Brisbane, CA 94005

Total Glam Media, Inc.					483	283

Waterfront Media Inc.	Media/Content/	Preferred Stock Warrants	0.31%		60	588
45 Main Street, Suite 800	Info	Preferred Stock	0.41%		1,000	1,500
Brooklyn, NY 11201

Total Waterfront Media Inc.					1,060	2,088

Total Media/Content/Info (0.65%)*					1,543	2,371

Total Investments					389,904	379,973

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $14,747, $27,408 and $12,661, respectively. The tax cost of investments is $389,558.
(3)	Except for warrants in seven publicly traded companies and common stock in four publicly traded companies, all investments are restricted at March 31, 2010 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.

(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company. All other investments are less than 5% owned.
(7)	Control investment is defined under the Investment Act of 1940 as companies in which HTGC owns as least 25% or more of the voting securities of such Company or has greater than 50% representation on its Board.
(8)	Debt is on non-accrual status at March 31, 2010, and is therefore considered non-income producing.
(9)	The “percentage of class held on a fully diluted basis” represents the percentage of the class of security we may own assuming we exercise our warrants or options (whether or not they are in-the-money) and assuming that warrants, options or convertible securities held by others are not exercised or converted. We have not included any security which is subject to significant vesting contingencies. Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The percentage was calculated based on the most current outstanding share information available to us (1) in the case of private companies, provided by that company, and (2) in the case of public companies, provided by that company’s most recent public filings with the SEC.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the periods as of December 31, 2009, 2008, 2007, 2006, 2005 and 2004. The information has been derived from our audited financial statements included elsewhere herein, which have been audited by Ernst & Young LLP, an independent registered accounting firm, as of and for the periods ending December 31, 2009, 2008, 2007, 2006, 2005 and 2004. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Borrowings” and Note 14 to the Notes to the Consolidated Financial Statements for updated senior securities information.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Bridge Loan Credit Facility with Alcmene Funding L.L.C.
December 31, 2004	—	—	N/A
December 31, 2005	$25,000,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
March 31, 2010 (unaudited)	—	—	N/A
Securitized Credit Facility
December 31, 2004	—	—	N/A
December 31, 2005	$51,000,000	$2,505	N/A
December 31, 2006	$41,000,000	$7,230	N/A
December 31, 2007	$79,200,000	$6,755	N/A
December 31, 2008	$89,582,000	$6,689	N/A
December 31, 2009	—	—	N/A
March 31, 2010 (unaudited)	—	—	N/A
Small Business Administration Debentures(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050,000	$9,718	N/A
December 31, 2008	$127,200,000	$4,711	N/A
December 31, 2009	$130,600,000	$3,806	N/A
March 31, 2010 (unaudited)	$130,600,000	$3,806	N/A
Wells Facility
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
March 31, 2010 (unaudited)	—	—	N/A
Union Bank Facility(5)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
March 31, 2010 (unaudited)	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented, rounded to nearest thousand.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by our SBIC subsidiary to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.
(5)	In February 2010, we closed on a $20.0 million credit facility with Union Bank, a one year revolving credit facility.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 3, 2009, our common stockholders voted to allow us to issue common stock at a discount from our net asset value (NAV) per share for a period of one year ending on June 3, 2010. In connection with the receipt of such stockholder approval, we agreed to limit the number of shares that we issue at a price below net asset value pursuant to this authorization so that the aggregate dilutive effect on our then outstanding shares will not exceed 20%.

In order to sell shares pursuant to this authorization:

•	a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•

a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the proposed offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

•	The leverage available to us, both before and after any offering, and the terms thereof.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 3,000,000 common shares outstanding, $40,000,000 in total assets and $10,000,000 in total liabilities. The current net asset value and NAV are thus $30,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 150,000 shares (5% of the outstanding shares) with proceeds to the Company XYZ at $9.50 per share after offering expenses and commission, (2) an offering of 300,000 shares (10% of the outstanding shares) with proceeds to the Company XYZ at $9.00 per share after offering expenses and commissions and (3) an offering of 600,000 shares (20% of the outstanding shares) with proceeds to the Company XYZ at $8.00 per share after offering expenses and commissions.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares Outstanding	3,000,000	3,150,000	5.00%	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Share Dilution to Stockholder
Shares Held by Stockholder A	30,000	30,000	—	30,000	—	30,000	—
Percentage of Shares Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$300,000	$299,286	(0.20)%	$297,273	(0.90)%	$290,000	(3.30)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$300,000	$300,000	—	$300,000	—	$300,000	—
Total Dilution to Stockholder A (Change in Total NAV Held By Stockholder)		$(714)	—	$(2,727)	—	$(10,000)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage Dilution per Share Held by Stockholder A	—	—	(0.20)%	—	(0.90)%	—	(3.30)%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.5% of an offering of 600,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 9,000 shares, which is 1.5% of an offering of 600,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,600,000	20.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	30,000	33,000	10.00%	39,000	30.00%
Percentage Outstanding Held by Stockholder A	1.00%	0.92%	(8.33)%	1.08%	8.33%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$300,000	$319,110	6.33%	$377,130	25.67%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$325,260	—	$375,780	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(6,150)	—	$1,350	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.86	(1.44)%	$9.64	(3.65)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.31%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	3,000,000	3,150,000	5.00%	3,300,000	10.00%	3,600,000	20.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	1,500	—	3,000	—	6,000	—
Percentage Outstanding Held by Investor A	0.00%	0.05%	—	0.09%	—	0.17%	—
NAV Dilution
Total NAV Held by Investor A	—	$14,970	—	$29,730	—	$58,020	—
Total Investment by Investor A (At Price to Public)	—	$15,000	—	$28,410	—	$50,520	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(30)	—	$1,320	—	$7,500	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.85%

(1)	Assumes 5% in selling compensation and expenses paid by Company XYZ.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at the discretion of the Board of Directors. Our Board of Directors currently consists of four members, one who is an “interested person” of Hercules Technology Growth Capital as defined in Section 2(a)(19) of the 1940 Act and three who are not interested persons and who we refer to as our independent directors.

Directors, Executive Officers and Key Employees

Our executive officers, directors and key employees and their positions are set forth below. The address for each executive officer, director and key employee is c/o Hercules Technology Growth Capital, Inc., 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

Name	Age	Positions
Interested Director:
Manuel A. Henriquez(1)	46	Chairman of the Board of Directors, President and Chief Executive Officer
Independent Directors:
Robert P. Badavas(2)(3)(4)(5)	57	Director
Joseph W. Chow(2)(3)(4)(5)	57	Director
Allyn C. Woodward, Jr.(2)(3)(4)(5)	69	Director

Executive Officers:
Samir Bhaumik	46	Senior Managing Director and Technology Group Head
Mark Denomme	44	Senior Managing Director and Lower Middle Market Group Head
Scott Harvey	56	Secretary and Chief Legal Officer
David M. Lund	56	Vice President of Finance and Chief Financial Officer
Scott Gable	45	Chief Operating Officer
Parag I. Shah	38	Senior Managing Director and Life Sciences Group Head

(1)	Mr. Henriquez is an interested person, as defined in section 2(a)(19) of the 1940 Act, of the Company due to his position as an executive officer of the Company.
(2)	Member of the Audit Committee.
(3)	Member of the Valuation Committee.
(4)	Member of the Compensation Committee.
(5)	Member of the Nominating and Corporate Governance Committee.

Set forth below is information regarding our current directors, including each director’s (i) name and age; (ii) a brief description of their recent business experience, including present occupations and employment during at least the past five years; (iii) directorships, if any, that each director holds and has held during the past five years; and (iv) the year in which each person became a director of the Company. As the information that follows indicates, the nominee and each continuing director brings strong and unique experience, qualifications, attributes, and skills to the Board. This provides the Board, collectively, with competence, experience, and perspective in a variety of areas, including: (i) corporate governance and Board service; (ii) executive management, finance, and accounting; (iii) venture capital financing with a technology-related focus; (iv) business acumen; and (v) an ability to exercise sound judgment.

Moreover, the nominating and corporate governance committee believes that it is important to seek a broad diversity of experience, professions, skills, geographic representation and backgrounds. The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

Interested Director

Manuel A. Henriquez is a co-founder of the Company and has been our Chairman and CEO since December 2003 and our President since April 2005. Prior to co-founding the Company, Mr. Henriquez was a Partner at VantagePoint Venture Partners, a $2.5 billion multi-stage technology venture fund, from August 2000 through July 2003. Prior to VantagePoint Venture Partners, Mr. Henriquez was the President and Chief Investment Officer of Comdisco Ventures, a division of Comdisco, Inc., a leading technology and financial services company, from November 1999 to March 2000. Prior to that, from March 1997 to November 1999, Mr. Henriquez was a Managing Director of Comdisco Ventures. Mr. Henriquez was a senior member of the investment team at Comdisco Ventures that originated over $2.0 billion of equipment lease, debt and equity transactions from 1997 to 2000. Mr. Henriquez serves on the board of directors of three of the Company’s portfolio companies: Spa Chakra Acquisition Corp., a luxury provider of health and wellness care; Infologix, Inc. (NASDAQ: IFLG), a provider of enterprise mobility solutions for healthcare and commercial industries; and E-Band Communications Corporation, supplier of ultra high capacity of wireless solutions. Also, Mr. Henriquez serves on the board of directors of Charles Armstrong School, an independent elementary and middle school that serves students with language-based learning differences. Mr. Henriquez received a B.S. in Business Administration from Northeastern University.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Henriquez brings to the Company a unique business expertise and knowledge of financing technology related companies as well as extensive financial and risk assessment abilities. Mr. Henriquez possesses a vast array of knowledge in venture capital financing which assists us in the markets in which we compete. Mr. Henriquez’s years of experience as our Chairman and CEO since co-founding the Company demonstrates his leadership skills that are valuable in his role as our Chairman and CEO.

Independent Directors

Each of the following directors is “independent” under the Nasdaq Stock Market rules and are not “interested directors” as defined in Section 2(a)(19) of the 1940 Act.

Robert P. Badavas has served as a director since March 2006. Mr. Badavas is a private investor and, since his retirement from TAC Worldwide, a technical staffing, workforce management and business services company, has been serving as President of Petros Ventures, Inc., a management and advisory services company. Mr. Badavas served as President and Chief Executive Officer of TAC Worldwide from December 2005 until his retirement in October 2009, and was Executive Vice President and Chief Financial Officer of TAC Worldwide from November 2003 to December 2005. Prior to joining TAC Worldwide, Mr. Badavas was Partner and Chief Operating Officer of Atlas Venture, an international venture capital firm, from September 2001 to September 2003. Mr. Badavas also serves on the board of directors and is chairman of the audit committee of both Airvana, Inc. (NASDAQ: AIRV), a provider of mobile broadband network infrastructure products, and Constant Contact, Inc. (NASDAQ: CTCT), a provider of on demand email marketing, event marketing and online survey solutions for small organizations. In addition, Mr. Badavas serves on the board of directors of The Learning Center for the Deaf in Framingham, MA, Hellenic College/Holy Cross School of Theology in Brookline, MA and Bentley University in Waltham, MA. In addition to being a certified public accountant with nine years of experience at PriceWaterhouseCoopers, an independent registered public accounting firm, and the chief financial officer of a publicly traded company, Mr. Badavas recently completed a program that discussed strategies to make corporate boards more effective at the Harvard Business School. Mr. Badavas is a graduate of Bentley University with a BS in Accounting and Finance.

Through his prior experience as a director, chief executive officer, chief operating officer and chief financial officer, Mr. Badavas brings business expertise, finance and audit skills to his Board service with the Company. Mr. Badavas’ expertise, experience and skills closely align with our operations, and his prior investment experience with a venture capital firm facilitates an in-depth understanding of our investment business. Mr. Badavas’ expertise and experience also qualify him to serve as Chairman of our audit committee and our audit committee financial expert.

Joseph W. Chow has served as a director since February 2004. Mr. Chow is Executive Vice President at State Street Corporation (NYSE: STT), a provider of financial services to institutional investors, where he is responsible for the development of business strategies for emerging economies. Previously, he was Head of Risk and Corporate Administration at State Street, having retired from the company in August 2003 and rejoined in July 2004. Prior to August 2003, Mr. Chow was Executive Vice President and Head of Credit and Risk Policy at State Street. Before joining State Street, Mr. Chow worked at Bank of Boston in various international and corporate banking roles from 1981 to 1990 and specialized in the financing of emerging-stage high technology companies. In addition, Mr. Chow serves on the board and executive committee of the Greater Boston Chamber of Commerce and the board of the Hong Kong Association of Massachusetts. Mr. Chow is a graduate of Brandeis University with a B.A. in Economics. He also received an M.C.P. from the Massachusetts Institute of Technology and an M.S. in Management (finance) from the MIT Sloan School of Management.

Through his experience as a senior executive of a major financial institution, Mr. Chow brings business expertise, finance and risk assessment skills to his Board service with the Company. Mr. Chow’s experience and skills closely align with our business, and his lending and credit experience facilitates an in-depth understanding of risk associated with the structuring of investments in technology related companies. Mr. Chow’s risk management expertise and credit related experience also qualify him to serve as Chairman of our valuation committee.

Allyn C. Woodward, Jr. has served as a director since February 2004. Mr. Woodward was Vice Chairman of Adams Harkness Financial Group (AHFG-formerly Adams, Harkness & Hill) from April 2001 until January 2006 when AHFG was sold to Canaccord, Inc., an independent investment dealer. He previously served as President of AHFG from 1995 to 2001. AHFG was an independent institutional research, brokerage and investment banking firm headquartered in Boston, MA. Prior to joining AHFG, Mr. Woodward worked for Silicon Valley Bank from April 1990 to April 1995, initially as Executive Vice President and Co-founder of the Wellesley, MA office and more recently as Senior Executive Vice President and Chief Operating Officer of the parent bank in California. Silicon Valley Bank is a commercial bank, headquartered in Santa Clara, CA whose principal lending focus is directed toward the technology, healthcare and venture capital industries. Prior to joining Silicon Valley Bank, Mr. Woodward was Senior Vice President and Group Manager of the Technology group at Bank of New England, Boston, MA where he was employed from 1963-1990. Mr. Woodward is currently the Chairman of the Board of Directors and a member of the Compensation Committee of Lecroy Corporation (NASDAQ: LCRY), a leading provider of oscilloscopes, protocol analyzers and related test and measurement solutions. He is also a former Director of Viewlogic and Cayenne Software, Inc. Mr. Woodward serves on the boards of three private companies and is on the boards of advisors of five venture capital funds. Mr. Woodward holds an Advanced Professional Director Certification from the Corporate Director Group, a public company director education and credentialing organization, and is a member of the National Association of Corporate Directors. Mr. Woodward is on the Board of Overseers and a member of the Finance Committee of Newton Wellesley Hospital, a 250 bed hospital located in Newton, MA. Mr. Woodward is on the Board of Overseers and the Investment Committee and the Finance Committee of Babson College in Babson Park, MA. Mr. Woodward graduated from Babson College with a degree in finance and accounting. He also graduated from the Stonier Graduate School of Banking at Rutgers University.

Mr. Woodward’s executive and board experience brings extensive business, finance and investment expertise to his Board service with the company. His experiences with financial services, bank and technology-related companies provide a unique perspective on matters involving business, finance and technology.

Mr. Woodward’s many board related experiences makes him skilled in leading committees requiring substantive expertise. He is uniquely qualified to lead in the continued development of our Board’s policies regarding compensation and governance best practices by serving as Chairman of our compensation committee and nominating and corporate governance committee and by serving as our lead independent director.

Non-director Executive Officers

Samir Bhaumik joined our Company in November 2004 as a Managing Director and was promoted to Senior Managing Director in June 2006. In March 2008, Mr. Bhaumik was promoted by our Board to the position of Technology Group Head. Mr. Bhaumik previously served as Vice President—Western Region of the New York Stock Exchange from January 2003 to October 2004. Prior to working for the New York Stock Exchange, Mr. Bhaumik was Senior Vice President of Comerica Bank, previously Imperial Bank, from April 1993 to January 2003. Mr. Bhaumik received a B.A. from San Jose State University and an M.B.A. from Santa Clara University. He serves on the advisory boards of Santa Clara University Leavey School of Business, Junior Achievement of Silicon Valley and the American Electronics Association-Bay Area council.

Mark S. Denomme joined our Company as a Managing Director in September 2006 and was promoted to Senior Managing Director and Group Head of Lower Middle Market in January 2010. Mr. Denomme has over 18 years of experience in financial services. Prior to joining the Company, Mr. Denomme was a Senior Vice President at Brown Brothers Harriman & Co., focusing on investments in middle market healthcare companies. From 2000 to 2006, Mr. Denomme was a Managing Director and co-founder of Consilium Partners, an investment banking firm focused on sell-side and buy-side engagements for middle market companies. From 1997 to 2000, Mr. Denomme was a Director in the Leveraged Finance group of BancBoston Robertson Stephens, focusing on originating loan syndication and high yield debt opportunities for the firm’s technology and media clients. From 1988 to 1997, Mr. Denomme was a commercial lender with Bank of Boston focused on structured debt opportunities with technology and media-related companies. Mr. Denomme holds a BBA degree from the University of Michigan.

Scott Gable joined our Company in January 2010 as Chief Operating Officer. Mr. Gable most recently served as Head of Operations for East West Bank, formerly United Commercial Bank, in San Francisco. Previously, Mr. Gable was with Wells Fargo Bank from October 1997 to June 2008, during which time he held a number of roles, including Head of Marketing for Wholesale Banking, Head of Strategic Planning for Consumer Credit, Business Manager for the Personal Credit Management product group, and EVP of Consumer Credit Operations. From September 1987 to October 1997, Mr. Gable was with Booz Allen Hamilton’s San Francisco office, where he consulted to clients in the retail, packaged goods, entertainment, and transportation industries. He received an AB from Stanford University and an MBA from Harvard Business School.

Scott Harvey is a co-founder of our Company and has been our Chief Legal Officer and Secretary since December 2003. Mr. Harvey has been our Chief Compliance Officer since February 2005. Mr. Harvey has over 24 years of legal and business experience with leveraged finance and financing public and private technology-related companies. Since July 2002, and prior to co-founding the Company, Mr. Harvey was in a diversified private law practice. Previously, Mr. Harvey was Deputy General Counsel of Comdisco, Inc., a leading technology and financial services company, from January 1997 to July 2002. From 1991 to 1997, Mr. Harvey served as Vice President of Marketing, Administration & Alliances with Comdisco, Inc. and was Corporate Counsel from 1983 to 1991. Mr. Harvey received a B.S. in Agricultural Economics from the University of Missouri, a J.D. and LLM in taxation from The John Marshall Law School and an M.B.A. from Illinois Institute of Technology.

David M. Lund joined our Company in July 2005 as Vice President of Finance and Corporate Controller, and was promoted to our Chief Financial Officer in October 2006, and is our principle financial and accounting officer. He has over 27 years of experience in finance and accounting serving companies in the technology sector. Prior to joining Hercules, Mr. Lund served as the Corporate Controller of Rainmaker, Inc., from January 2005 to July 2005;

as the Corporate Controller for Centrillium Communications from January 2003 to February 2005; as the Chief Financial Officer and Vice President of Finance for APT Technologies from April 2002 to January 2003; as the Chief Financial Officer and Vice President of Scion Photonics from February 2001 to March 2002. Mr. Lund also served in public accounting with Ernst & Young LLP and Grant Thornton LLP. He received a B.S. degree in Business Administration with an emphasis in Accounting from San Jose State University and a B.S. degree in Business Administration with an emphasis in Marketing from California State University, Chico.

Parag I. Shah joined our Company in November 2004 as Managing Director of Life Sciences and was promoted to Senior Managing Director in June 2006. During March 2008 Mr. Shah was promoted by our Board to the position of Life Science Group Head. Prior to joining Hercules, Mr. Shah served as Managing Director for Biogenesys Capital from April 2004 to November 2004. From April 2000 to April 2004, Mr. Shah was employed by Imperial Bank, where he served as a Senior Vice President in Imperial Bank’s Life Sciences Group, beginning in October 2000, which was acquired by Comerica Bank in early 2001. Prior to working at Comerica Bank, Mr. Shah was an Assistant Vice President at Bank Boston from January 1997 to March 2000. Bank Boston was acquired by Fleet Bank in 1999. Mr. Shah completed his Masters degrees in Technology, Management and Policy as well as his Bachelor’s degree in Molecular Biology at the Massachusetts Institute of Technology (MIT). During his tenure at MIT, Mr. Shah conducted research at the Whitehead Institute for Biomedical Research and was chosen to serve on the Whitehead Institute’s Board of Associates in 2003.

Board of Directors

The number of directors is currently fixed at four directors.

Our Board of Directors is divided into three classes. One class holds office for a term expiring at the annual meeting of stockholders to be held in 2011, a second class holds office for a term expiring at the annual meeting of stockholders to be held in 2012, and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2010. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs. Badavas and Chow’s terms expire in 2011 and Mr. Woodward’s term expires in 2012, and Mr. Henriquez’s term expires in 2010. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Compensation of Directors

In the past, the compensation committee has engaged Towers Watson, formerly known as Watson Wyatt Worldwide, Inc., (“Towers Watson”) to act as its compensation consultant to review the competitiveness and effectiveness of the Company’s director compensation program relative to market practices within comparison group companies. Towers Watson last issued a report to the compensation committee regarding the director compensation program in late 2007 (the “2007 Report”). In the 2007 Report, Towers Watson made certain recommendations regarding the mix of cash and equity compensation to be offered to the Company’s directors, as well as the types of long-term incentives to be granted to the Company’s directors. The compensation committee reviewed the 2007 Report when evaluating the director compensation program for the fiscal year ended December 31, 2009. For more information about the compensation information provided by Towers Watson, see “Executive Compensation—Compensation Discussion and Analysis” below.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our directors during the fiscal year ended December 31, 2009.

Name	Fees Earned or Paid in Cash ($)		Fair Value of Restricted Stock Awards ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(5)	Total ($)
Robert P. Badavas	$154,338	(1)	—	—	$6,122	$160,460
Joseph W. Chow	$113,000		—	—	$6,122	$119,122
Allyn C. Woodward, Jr.	$129,500		$42,450	$15,520	$8,345	$195,815
Manuel A. Henriquez(4)	—		—	—	—	—

(1)	Mr. Badavas earned $132,801 and elected to receive a portion of the additional retainer fee as 3,334 shares of our common stock in lieu of cash. The total value of the shares issued to Mr. Badavas for services in fiscal 2009 was $21,537.
(2)	During 2009, we granted Mr. Woodward a restricted stock award of 5,000 shares. See the discussion set forth under “2006 Non-Employee Director Plan” below. The amount reflects the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock is measured based on the closing price of our common stock on the date of grant.
(3)	During 2009, we granted Mr. Woodward a stock option award of 15,000 shares. See the discussion set forth under “2006 Non-Employee Director Plan”. The amount reflects the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes-Merton option pricing model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, please refer to Note 7 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2009.
(4)	As an employee director, Mr. Henriquez does not receive any compensation for his service as a director. The compensation Mr. Henriquez receives as CEO of the Company is disclosed in the Summary Compensation Table as set forth herein.
(5)	Represents dividends paid on unvested restricted stock awards during 2009.

As compensation for serving on our Board, each of our independent directors receives an annual fee of $50,000 and the chairperson of each committee receives an additional $15,000 annual fee. Each independent director also receives $2,000 for each Board or committee meeting they attend, whether in person or telephonically. Employee directors and non-independent directors will not receive compensation for serving on the Board. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board meetings.

Directors do not receive any perquisites or other personal benefits from the Company.

Under current SEC rules and regulations applicable to business development companies (“BDC”), a BDC may not grant options or restricted stock to non-employee directors unless it receives exemptive relief from the SEC. The Company filed an exemptive relief request with the SEC to allow options and restricted stock to be issued to its non-employee directors, which was approved on October 10, 2007. On November 9, 2009 the Company filed a request with the SEC for exemptive relief that would permit its employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program. There can be no assurance that such relief will be granted.

On June 21, 2007, the stockholders approved amendments to the 2004 Equity Incentive Plan (the “2004 Plan”) and the 2006 Non-Employee Director Plan (the “2006 Plan”) (collectively, the “2004 and 2006 Plans”) allowing for the grant of restricted stock. The 2004 and 2006 Plans limit the combined maximum amount of restricted stock that may be issued under both of the 2004 and 2006 Plans to 10% of the outstanding shares of the Company’s common stock on the effective date of the 2004 and 2006 Plans plus 10% of the number of shares of common stock issued or delivered by the Company during the terms of the 2004 and 2006 Plans. See the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2009.

Board Leadership Structure

Chairman and CEO

The Board currently combines the role of Chairman of the Board with the role of Chief Executive Officer, coupled with a lead independent director position to further strengthen the governance structure. The Board believes this provides an efficient and effective leadership model for the Company. Combining the Chairman and CEO roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. Since our inception in 2005, Mr. Henriquez has served as both Chairman of the Board and CEO.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the board, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having a combined Chairman and CEO. Specifically:

•	Three of the four current directors of the Company are independent directors;

•	As required by Nasdaq rules, all of the members of the audit committee, compensation committee, and nominating and corporate governance committee are independent directors;

•	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Henriquez and other members of management;

•	The Board and its committees regularly conduct meetings specifically which include Mr. Henriquez;

•

The Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors; and

•	The Board and its committees interact with employees of the Company outside the ranks of senior management.

Lead Independent Director

The Board has instituted the lead independent director position to provide an additional measure of balance, ensure the Board’s independence, and enhance its ability to fulfill its management oversight responsibilities. Allyn C. Woodward, Jr., the Chairman of the compensation committee and the nominating and corporate governance committee, currently serves as the lead independent director. The lead independent director:

•	Presides over all meetings of the directors at which the chairman is not present, including executive sessions of the independent directors;

•	Has the authority to call meetings of the independent directors;

•	Frequently consults with the Chairman and CEO about strategic policies;

•	Provides the Chairman and CEO with input regarding Board meetings;

•	Serves as a liaison between the Chairman and CEO and the independent directors; and

•	Otherwise assumes such responsibilities as may be assigned to him by the independent directors.

Having a combined Chairman and CEO, coupled with a substantial majority of independent, experienced directors, including a lead independent director with specified responsibilities on behalf of the independent directors, provides the right leadership structure for the Company and is best for the Company and its shareholders at this time.

Board of Directors Oversight of Risk

While risk management is primarily the responsibility of the Company’s management team, the Board is responsible for the overall supervision of the Company’s risk management activities. The Board’s oversight of the material risks faced by our Company occurs at both the full Board level and at the committee level.

The Board’s audit committee has oversight responsibility not only for financial reporting with respect to the Company’s major financial exposures and the steps management has taken to monitor and control such exposures, but also for the effectiveness of management’s enterprise risk management process that monitors and manages key business risks facing the Company. In addition to the audit committee, the other committees of the Board consider the risks within their areas of responsibility. For example, the compensation committee considers the risks that may be implicated by our executive compensation program.

Management provides regular updates throughout the year to the Board regarding the management of the risks they oversee at each regular meeting of the Board. Also, the Board receives presentations throughout the year from various department and business group heads that include discussion of significant risks as necessary. Additionally, through dedicated sessions focusing entirely on corporate strategy, the full Board reviews in detail the Company’s short and long-term strategies, including consideration of significant risks facing the Company and their potential impact.

Disclosure of Compensation Policies and Procedures as Related to Risk Management

The Board believes that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. The “Compensation Discussion and Analysis” section describes generally our compensation policies and practices that are applicable for executive and management employees. The Company uses common variable compensation designs across all employees of the Company with a significant focus on individual performance and contribution along with achievement of certain corporate objectives as generally described in this proxy statement.

In view of the current economic and financial environment, the compensation committee and our Board reviewed our compensation programs to assess whether any aspect of the programs would encourage any of our employees to take any unnecessary or inappropriate risks that could threaten the value of the Company. The compensation committee has designed our compensation programs to reward our employees for achieving annual profitability and long-term increase in stockholder value.

The Board recognizes that the pursuit of corporate objectives possibly leads to behaviors that could weaken the link between pay and performance, and, therefore, the correlation between the compensation delivered to employees and the return realized by stockholders. Accordingly, the compensation committee has designed our executive compensation program to mitigate these possibilities and to ensure that our compensation practices and decisions are consistent with our risk profile. These features include the following:

•	The financial performance objectives of our annual cash incentive program are the budgeted objectives that are reviewed and approved by the Board;

•	Bonus payouts are not based solely on corporate performance objectives, but also require achievement of individual performance objectives;

•	The financial opportunity in our long-term incentive program is best realized through long-term appreciation of our stock price, which mitigates excessive short-term risk-taking;

•	Annual cash bonuses are paid in one installment after the end of the fiscal year to which the bonus payout relates; and

•	The compensation committee and the Board have the final decision on all awards.

Committees of the Board

The Board has established an audit committee, a valuation committee, a compensation committee, and a nominating and corporate governance committee. A brief description of each committee is included in this proxy and the charters of the audit, compensation, and nominating and corporate governance committees are available on the Investor Relations section of the Company’s website at www.htgc.com.

During 2009, the Board held 18 Board meetings, 20 committee meetings and acted by written consent. All of the directors attended at least 75% of the Board meetings and at least 75% of the respective committee meetings on which they serve. Each director makes a diligent effort to attend all Board and committee meetings, as well as the Annual Meeting of Stockholders. Each of the directors, except for one, attended the Company’s 2009 Annual Meeting of Stockholders in person.

Audit Committee. Our Board has established an audit committee. The audit committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Badavas currently serves as chairman of the audit committee and is an “audit committee financial expert” as defined by applicable SEC rules. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. During the last fiscal year, the audit committee held seven meetings and acted by written consent.

Valuation Committee. Our Board has established a valuation committee. The valuation committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Chow currently serves as Chairman of the valuation committee. The valuation committee is responsible for reviewing and recommending to the full Board the fair value of debt and equity securities in accordance with established valuation procedures. The valuation committee may utilize the services of an independent valuation firm in arriving at fair value of these securities. During the last fiscal year, the valuation committee held six meetings.

Compensation Committee. Our Board has established a compensation committee. The compensation committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the compensation committee. The compensation committee determines compensation for our executive officers, in addition to administering our 2004 Plan and the 2006 Plan. During the last fiscal year, the compensation committee held four meetings and acted by written consent.

Nominating and Corporate Governance Committee. Our Board has established a nominating and corporate governance committee. The nominating and corporate governance committee is comprised of Messrs. Badavas, Chow and Woodward, each of whom is an independent director and satisfies the independence requirements for purposes of the rules promulgated by the Nasdaq Stock Market and the requirements to be a non-interested director as defined in Section 2(a)(19) of the 1940 Act. Mr. Woodward currently serves as Chairman of the nominating and corporate governance committee. The nominating and corporate governance committee will nominate to the Board for consideration candidates for election as directors to the Board. During the last fiscal year, the nominating and corporate governance committee held three meetings.

The nominating and corporate governance committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with the Company’s bylaws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of shares of stock of the Company beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required. To date, the Company has not received any recommendations from stockholders requesting consideration of a candidate for inclusion among the committee’s slate of nominees in the Company’s proxy statement. See “Submission of Stockholder Proposals.”

In evaluating director nominees, the nominating and corporate governance committee considers the following factors:

•	the appropriate size and the diversity of the Company’s Board;

•	whether or not the nominee is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.

The nominating and corporate governance committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the nominating and corporate governance committee or the Board decides not to re-nominate a member for re-election, or if the nominating and corporate governance committee recommends to expand the size of the Board, the nominating and corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the nominating and corporate governance committee and the Board provide suggestions as to individuals meeting the criteria of the nominating and corporate governance committee. Consultants may also be engaged to assist in identifying qualified individuals.

Communication with the Board

Stockholders with questions about the Company are encouraged to contact Hercules Technology Growth Capital, Inc.’s Investor Relations department at (650) 289-3060. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to Hercules Technology Growth Capital, Inc., c/o Scott Harvey, Secretary and Chief Legal Officer, 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301. All stockholder communications received in this manner will be delivered to one or more members of the Board.

Code of Ethics

Our code of ethics, which is signed by directors and executives of the Company, requires that directors and executive officers avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of the Company. Pursuant to the code of ethics which is available on our website at www.htgc.com, each director and executive officer must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to the audit committee. Certain actions or relationships that might give rise to a conflict of interest are reviewed and approved by the Board.

Compensation Committee Interlocks and Insider Participation

All members of the compensation committee are independent directors and none of the members are present or past employees of the Company. No member of the compensation committee: (i) has had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934; or (ii) is an executive officer of another entity, at which one of our executive officers serves on the Board.

Executive Compensation

Compensation Discussion and Analysis

Overview of the Compensation Program

The compensation committee oversees the Company’s compensation policies and programs, approves the compensation of our executive officers and administers our equity incentive programs. This compensation discussion and analysis presents the details regarding compensation approved by the compensation committee and paid for the fiscal year ended December 31, 2009 to the named executive officers (“NEOs”) presented below and included in the summary compensation table:

•	Manuel A. Henriquez, Chief Executive Officer

•	David M. Lund, Chief Financial Officer

•	Scott Harvey, Chief Legal Officer

•	Samir Bhaumik, Senior Managing Director and Technology Group Head

•	Parag I. Shah, Senior Managing Director and Life Science Group Head

In addition, this compensation discussion and analysis explains the compensation committee’s rationale and considerations that led to the executive compensation decisions affecting the Company’s NEOs.

Compensation Philosophy

The compensation and benefit programs of the Company adopted by our compensation committee are designed with the goal of providing compensation that is fair, reasonable and competitive and are intended to help us align the compensation paid to our NEOs with corporate and executive performance goals that have been established to achieve both our short-term and long-term objectives. The key elements of our compensation philosophy include:

•	designing compensation programs that enable us to attract and retain the best talent in the industries in which we compete;

•	using long-term equity retention and incentive awards to align employee and stockholder interests;

•	aligning executive compensation packages with the Company’s performance; and

•	ensuring that our compensation program complies with the requirements of the Investment Company Act of 1940.

We have designed compensation programs based on the following:

•

Achievement of Corporate Objectives and Executive Performance Factors—We believe that the best way to align compensation with the interests of our stockholders is to link executive compensation with individual performance and contribution along with the achievements of certain corporate objectives. The compensation committee determines executive compensation consistent with the achievement of certain corporate objectives and executive performance factors that have been established to achieve short-term and long-term objectives of the Company.

•

Discretionary Annual Bonus Pool—Over the course of the year, the compensation committee, together with input from our CEO, develops a range of amounts likely to be available for the discretionary annual cash bonus pool. The range for this bonus pool is dependent upon the Company’s current financial outlook and executive performance contributing to achieving our corporate objectives, does not utilize specified targets and is subject to the sole discretion of the compensation committee. This range is further refined during our third and fourth fiscal quarters into a specified pool to be used for discretionary annual cash bonuses for our NEOs. If executive performance exceeds expectation and performance goals established during the year, compensation levels for the NEOs may exceed the specified pool amount at the discretion of our compensation committee. If executive performance falls below expectations, compensation levels may fall below the specified pool amount.

•

Competitiveness and Market Alignment—Our compensation and benefits programs are designed to be competitive with those provided by companies with whom we compete for investment professionals and to be sufficient to attract and retain the best talent for top performers within the industries in which we compete. We compete for talent with venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies including certain specialized commercial banks. Thus, we believe that our employee compensation benefit plans should be designed to be competitive in the businesses in which we compete sufficient to attract and retain talent. Our benefit programs, which include general health and welfare benefits, consisting of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan, are designed to provide competitive benefits and are not based on performance. As part of its annual review process, the compensation committee reviews the competitiveness of the Company’s current compensation levels of its NEOs relative to that of our comparative group companies identified herein with a third-party compensation consultant.

•

Alignment with Requirements of the 1940 Act—Our compensation program must align with the requirements of the 1940 Act, which imposes certain limitations on the structure of a BDC’s compensation program. For example, the 1940 Act prohibits a BDC from maintaining an incentive stock option award plan and a profit sharing arrangement simultaneously. As a result, if a BDC has an incentive stock option award plan, such as we do, it is prohibited from using specific performance measurements commonly utilized by non-BDC companies common as a form of compensation or a profit sharing arrangement such as a carried interest formula, a common form of compensation in the private equity industry. These limitations and other similar restrictions imposed by the 1940 Act limit the compensation arrangements that we can utilize in order to attract and retain our NEOs.

Components of Total Compensation

The compensation committee determined that the compensation packages for 2009 for our NEOs should consist of the following three key components:

•	annual base salary;

•	annual cash bonus based on corporate objectives and executive performance factors; and

•	long-term equity incentive and retention awards in the form of stock option and/or restricted stock awards.

Annual Base Salary

Base salary is designed to provide a minimum, fixed level of cash compensation to our NEOs in order to attract and retain experienced executive officers who can drive the achievement of our goals and objectives. While our NEOs’ initial base salaries are determined by an assessment of competitive market levels for comparable experience and responsibilities, the performance factors used in determining changes in base salary include individual performance, changes in role and/or responsibility and changes in the market environment.

Annual Cash Bonus

The annual cash bonus is designed to reward our NEOs that have achieved certain corporate objectives and executive performance factors. The amount of the annual cash bonus is determined by the compensation committee on a discretionary basis and is dependent on the achievement of certain executive performance factors, as described herein under the heading “Assessment of Corporate Performance” during the year. The compensation committee established these performance factors because it believes they are related to our achievement of both short-term and long-term corporate objectives and the creation of stockholder value.

Long-Term Equity Incentive and Retention Awards

The compensation committee’s principal goals in awarding incentive stock options and/or restricted stock are to retain executive officers as well as align each NEO’s interests with our success and the long-term financial interests of its stockholders by linking a portion of the NEO’s compensation with the performance of the Company and the value delivered to stockholders. The compensation committee evaluates a number of criteria, including the past service of each NEO, the present and potential performance contributions of such NEO to our success, years of service, position, and such other factors as the compensation committee believes to be relevant in connection with accomplishing the purposes of the long-term goals of the Company. The compensation committee neither assigns a formula, nor assigns specific weights to any of these factors when making its determination of the NEOs’ long-term incentive awards. The compensation committee awards incentive stock options and/or restricted stock on a subjective basis, and such awards depend in each case on the performance of the NEO under consideration, and in the case of new hires, on their potential performance.

Option awards under the 2004 Plan are generally awarded upon initial employment and on an annual basis thereafter. Options generally vest, subject to continued employment, one-third after one year of the date of grant and ratably over the succeeding 24 months.

In May 2007, we received SEC exemptive relief, and our stockholders approved amendments to the 2004 and 2006 Plans, permitting us to grant restricted stock awards. Restricted stock awards granted under the 2004 Plan were previously awarded annually and vest subject to continued employment one fourth each year over a four year period beginning with the first anniversary of such grant. In 2009 and 2010, restricted stock awards vest subject to continued employment one-fourth on the one year anniversary of the date of grant and ratably over the succeeding 36 months.

The 2004 and 2006 Plans limit the combined maximum amount of restricted stock that may be issued under both 2004 and 2006 Plans to 10% of the outstanding shares of our stock on the effective date of the 2004 and 2006 Plans plus 10% of the number of shares of stock issued or delivered by our Company during the terms of the 2004 and 2006 Plans. The approved amendments further specify that no one person will be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all our outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2004 and 2006 Plans, at the time of issuance will not exceed 25% of our outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of our outstanding warrants, options and rights issued to our directors and executive officers, together with any restricted stock issued pursuant to the 2004 and 2006 Plans, would exceed

15% of our outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the 2004 and 2006 Plans, at the time of issuance will not exceed 20% of our outstanding voting securities. Eligibility includes all of our NEOs. Each grant of restricted stock under the 2004 Plan to our NEOs will contain such terms and conditions, including consideration and vesting, as our Board deems appropriate and as allowed for within the provisions of the 2004 Plan. We believe that by having two forms of long term equity incentive rewards we are able to reward stockholder value creation in different ways. Stock options have exercise prices equal to the market price of our common stock on the date of the grant and reward employees only if our stock price increases. Restricted stock, although affected by both stock price increases and decreases, maintains value during periods of market volatility.

Benefits and Perquisites

Our NEOs receive the same benefits and perquisites as other full-time employees. Our benefit program is designed to provide competitive benefits and is not based on performance. Other than the benefits described below, our NEOs do not receive any other benefits, including retirement benefits, or perquisites from the Company. Our NEOs and other full-time employees receive general health and welfare benefits, which consist of life, long-term and short-term disability, health, dental, vision insurance benefits and the opportunity to participate in our defined contribution 401(k) plan. During 2009, our 401(k) plan provided for a match of contributions by the Company for up to $6,500 per full-time employee.

Tax and Accounting Implications

Stock-Based Compensation. We account for stock-based compensation, including options and shares of restricted stock granted pursuant to our 2004 and 2006 Plans in accordance with the requirements of FASB ASC Topic 718. Under the FASB ASC Topic 718, we estimate the fair value of our option awards at the date of grant using the Black-Scholes-Merton option-pricing model, which requires the use of certain subjective assumptions. The most significant of these assumptions are our estimates on the expected term, volatility and forfeiture rates of the awards. Forfeitures are not estimated due to our limited history but are reversed in the period in which forfeiture occurs. As required under the accounting rules, we review our valuation assumptions at each grant date and, as a result, are likely to change our valuation assumptions used to value stock-based awards granted in future periods. We estimate the fair value of our restricted stock awards based on grant date market closing price.

Deductibility of Executive Compensation. When analyzing both total compensation and individual elements of compensation paid to our NEOs, the compensation committee considers the income tax consequences to the Company of its compensation policies and procedures. The compensation committee intends to balance its objective of providing compensation to our NEOs that is fair, reasonable, and competitive with the Company’s capability to take an immediate compensation expense deduction. The Board believes that the best interests of the Company and its stockholders are served by executive compensation programs that encourage and promote the Company’s principal compensation philosophy, enhancement of stockholder value, and permit the compensation committee to exercise discretion in the design and implementation of compensation packages. Accordingly, the Company may from time to time pay compensation to its NEOs that may not be fully tax deductible. Stock options granted under our stock plan generally intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) may exceed the deductibility of non-performance-based compensation paid to certain covered employees whose compensation exceeds $1 million in any year. Also, the restricted stock awards we may grant or have granted to date are not eligible for this deduction. We will continue to review the Company’s executive compensation plans periodically to determine what changes, if any, should be made as a result of the limitation on deductibility.

Establishing Compensation Levels

Role of the Compensation Committee

The compensation committee is comprised entirely of independent directors who are also non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934, independent directors as defined by the Nasdaq Stock Market rules, and are not “interested persons” of our Company, as defined by Section 2(a)(19) of the 1940 Act. The compensation committee currently consists of Messrs. Woodward, Badavas and Chow.

The compensation committee operates pursuant to a charter that sets forth the mission of the compensation committee and its specific goals and responsibilities. A key component of the compensation committee’s goals and responsibilities is to evaluate and make recommendations to the Board regarding the compensation of the NEOs of the Company, and to review their performance relative to their compensation to assure that they are compensated effectively in a manner consistent with the compensation philosophy discussed above. In addition, the compensation committee evaluates and makes recommendations to the Board regarding the compensation of the directors for their services. Annually, the compensation committee:

(i)	reviews and approves corporate goals and objectives relevant to the NEOs’ total compensation, evaluates the CEO’s performance to ensure that the compensation program is designed to achieve the objective of rewarding our CEO appropriately for his contributions to corporate performance;

(ii)	reviews the CEO’s evaluation of the other NEOs’ performance to ensure that the compensation program is designed to achieve the objectives of rewarding our other NEOs appropriately for their contributions to corporate performance;

(iii)	determines and approves the compensation paid to the Company’s CEO; and

(iv)	together with our CEO’s input, reviews and approves the compensation of the other NEOs.

Periodically, the compensation committee reviews our incentive compensation plans and perquisites, if any, to ensure that such plans are consistent with our goals and corporate objectives and appropriately align our NEOs’ interests with those of the Company’s stockholders and makes recommendations to the Board regarding adoption of new employee incentive compensation plans and equity-based plans. The compensation committee administers our stock incentive arrangements with our NEOs. The compensation committee may not delegate its responsibilities discussed above.

Role of Management

The key member of management involved in the compensation process is our CEO, Manuel A. Henriquez. Mr. Henriquez identifies and proposes certain corporate and executive performance factors that have been established to achieve short-term and long-term corporate objectives that are used by the compensation committee to determine total compensation. Over the course of the year, our CEO provides inputs to the compensation committee with his recommendations for the funding level for our discretionary annual cash bonus pool as it applies to our NEOs. These recommendations are based upon his evaluation of our current financial outlook and the performance of our NEOs, including their contributions to achieving our short-term and long-term corporate objectives as they relate to each NEO’s specific roles and responsibilities within our Company. Mr. Henriquez’s recommendations are presented to the compensation committee for their review and approval, but he is not a member of the compensation committee and is not involved in the deliberations of the compensation committee.

The compensation committee makes all decisions with respect to compensation of all of our NEOs, including the allocation between long-term and current compensation, subject to review by the full Board. Our compensation committee meets outside of the presence of our CEO when reviewing and determining his compensation.

Role of the Compensation Consultant

The compensation committee has the authority from the Board of Directors for the appointment, compensation and oversight of the Company’s outside compensation consultant. The compensation committee engages a compensation consultant every other year to assist the compensation committee with its responsibilities related to the Company’s executive compensation programs. In late 2008, the compensation committee engaged Towers Watson, an independent compensation consultant, to provide summary compensation information regarding the compensation to be awarded to the Company’s executive officers for the fiscal year ended December 31, 2008. Towers Watson provided the compensation committee with a summary analysis regarding the Company’s executive compensation program in early 2009 which the compensation committee reviewed when evaluating long-term incentive compensation to be awarded to the Company’s executive officers for the fiscal year ended December 31, 2008 and when evaluating the base salary of the Company’s executive officers for the fiscal year ended December 31, 2009 (the “2008 Report”). Towers Watson also assisted the Company with the definition of its executive compensation strategy, provided market benchmark information, supported the design of incentive compensation plans and provided regulatory and governance guidance. Towers Watson received approximately $49,900 for the 2008 Report and its related services.

In reliance on Towers Watson’s recommendations in the 2008 Report, the compensation committee adjusted the mix of cash and equity compensation offered to the Company’s executive officers as well as the types of long-term incentives to be granted for each position reviewed. The consultant made suggestions related to the types of performance factors to be used in the Company’s annual and long-term plans consistent with its business strategies and presented the relevant practices of comparative group companies. Given the Company’s complex business requiring investment professionals with specialized knowledge and experience coupled with the fact that many of the Company’s direct competitors for such talent are venture capital funds, venture debt funds or private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks, specific compensation information with respect to the Company’s direct competitors typically is not publicly available. There are a limited number of published survey sources that have a primary focus on the venture capital and private equity industry and that provide annualized information on long-term incentive plans in the industry, which typically take the form of carried interest. The consultant incorporated data from broader market survey sources such as Mercer Private Equity Survey, The 2009 Private Equity Report published by Glocap Search and Thomson Financial and Dow Jones—Holt Private Equity Analyst Survey as part of its analysis. The consultant, together with inputs from the CEO and the compensation committee, developed a list of comparative group companies, primarily other BDCs, based on market size, industries, geographic regions and other factors to be used for compensation and financial analyses. The compensation committee considered the referenced surveys and comparative group companies as one factor in determining compensation for our NEOs.

The comparative group utilized by Towers Watson in its 2008 Report included 12 BDCs and one bank. The compensation committee primarily looked to the comparative group companies to perform compensation comparisons. Comparative group companies included the following:

Allied Capital Corporation	Main Street Capital Corporation
American Capital, Ltd.	MCG Capital Corporation
Bridge Capital Holdings	Newstar Financial, Inc.
Capital Southwest Corporation	Patriot Capital Funding, Inc.
CapitalSource, Inc.	SVB Financial Group
Harris & Harris Group, Inc.	Triangle Capital Corporation
Kohlberg Capital Corp.

Many of our direct competitors for talent are private partnerships without external financial reporting requirements. As a result, specific compensation with respect to most competitors typically is not publicly available. We rely on our compensation consultant to provide competitive salary and other compensation information regarding our competitors in both our business and for recruiting executives from venture capital funds and/or private equity firms as well as other industry compensation surveys such as The 2009 Private Equity Compensation Report published by Glocap Search and Thomson Financial, which provided detailed data regarding later-stage private equity, early-stage venture capital and private equity fund of funds.

The compensation committee utilized the information contained in and the recommendations provided by Towers Watson in the 2008 Report when evaluating the Company’s executive compensation program for the year ended December 31, 2009.

Company Compensation Policies

The compensation committee reviews the performance factors which relate to achieving corporate objectives when approving the compensation provided to our NEOs. Compensation levels for NEOs are determined based on their performance and the achievement of certain corporate objectives and executive performance factors that have been established to achieve our short-term and long-term corporate objectives. In approving the individual compensation for the Company’s NEOs, the compensation committee considers the total compensation to be awarded to each NEO and exercises discretion in approving the portion allocated to the various performance factors of total compensation. We believe that the focus on total compensation provides the ability to align compensation decisions with short-term and long-term needs of the business. This approach also allows for the flexibility needed to recognize differences in performance by providing differentiated compensation plans to the NEOs. In determining the 2009 compensation packages for the Company’s NEOs, the compensation committee considered certain attributes, specifically the demonstrated skill level, including special or unique knowledge, cumulative experience, level of responsibility, decision making authority, and caliber of overall performance. Based on these considerations, the compensation committee approved what it believed to be the appropriate short-term cash and long-term equity compensation for each of our NEOs.

Short-term cash is designed and awarded in an amount appropriate to compensate for annual performance relating to short-term goals that NEOs should be rewarded for in the year performed. Long-term equity incentives are intended to reward for long-term objectives in a manner that ties NEOs’ compensation to the continued success of the Company.

Use of Comparative Compensation Data

The compensation committee considers comparative data in approving our NEOs’ compensation. However, comparative data is not a determinative factor in setting compensation. The compensation committee annually reviews comparative compensation data, including reports provided by our outside compensation consultant as well as other industry compensation surveys noted above. Comparative compensation data reviewed by the compensation committee also includes certain of the Company’s NEOs salary history, scope of responsibilities and promotion history, and other factors deemed relevant by the compensation committee as discussed below. The compensation committee uses the comparative compensation data to obtain an overview of all elements of actual and potential future compensation for its NEOs so that the compensation committee may analyze individual elements of compensation as well as the aggregate total amount of actual and projected compensation for each NEO. The use of comparative compensation data also enables the compensation committee to consider total compensation for all NEOs together with the attributes discussed above when considering internal pay equity among each of the Company’s NEOs.

Upon review, the committee determined that 2009 annual compensation amounts and awards for our NEOs were within a reasonable range with compensation of our listed comparative group companies and were appropriately aligned with the compensation committee’s expectations.

Internal Pay Equity Analysis

Our compensation program is designed with the goal of providing compensation to our NEOs that is fair, reasonable, and competitive. To achieve this goal, we believe it is important to compare compensation paid to each NEO not only with compensation in our comparative group companies, as discussed above, but also with compensation paid to each of our other NEOs. Such an internal comparison is important to ensure that compensation is equitable among our NEOs.

As part of the compensation committee review, we made a comparison of our CEO’s total compensation paid for the three-year period ending December 31, 2009 against that paid to our other NEOs during the same years. Upon review, the compensation committee determined that the CEO’s compensation relative to that of the other NEOs was justified relative to the compensation paid to our other NEOs because of his level and scope of responsibilities, expertise and performance history, and other factors deemed relevant by the compensation committee as compared to the other NEOs. The compensation committee also reviewed the mix of the individual elements of compensation paid to the NEOs for the three-year period. In the course of its review, the compensation committee also considered the individual performance of each NEO and any changes in responsibilities of the NEO. Based on its review, the compensation committee determined that our CEO’s total compensation comprised of base salary, annual cash bonus and long-term equity incentive and retention awards was properly aligned in comparison to total compensation paid to the other NEOs.

Benchmarking

We do not specifically benchmark the compensation of our NEOs against that paid by other companies with publicly traded securities. This is because we believe that our primary competitors in both our business and for recruiting executives are venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies including certain specialized commercial banks. Many of these entities do not publicly report the compensation of their executive officers nor do they typically report publicly information on their corporate performance. While various salary surveys, such as those noted above and from other private sources may become available to us with regard to these private equity firms, we believe that without accurate, publicly disclosed information on these private entities that would serve as benchmarks, it is inappropriate for us to set formal benchmarking procedures.

Assessment of Corporate Performance

The U.S. capital and credit markets have been experiencing extreme disruption and volatility since the summer of 2008 as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the repricing of credit risk in the broadly syndicated credit market and the failure of many major financial institutions. These events have contributed to a continuing severe economic recession that is materially and adversely impacting the broader financial and credit markets and reducing the availability of credit and equity capital for the markets as a whole and financial services firms in particular, including us.

At the same time, the venture capital market for the technology-related companies in which we invest has recently become more active, but is continuing to show signs of stress and reduced investment activity. Due to the economic slowdown and reduced venture capital investment activity, we determined that it would be prudent to substantially curtail new investment activity in 2009 in order to have working capital available to support our existing portfolio companies and repay a credit facility prior to maturity. These changes were made to manage our credit performance, maintain adequate liquidity and manage our operating expenses in this extremely challenging and unprecedented credit environment.

Despite the worsening general economic conditions, we achieved several strategic and corporate objectives in 2009, as noted below. In reviewing and approving the 2009 discretionary annual cash bonuses for the NEOs, the compensation committee considered the achievement of these corporate objectives, executive performance factors and individual performance of each of our NEOs, as critical to achieving our short-term and long-term corporate objectives. Listed below are the most significant performance factors for 2009 taken into account:

•	total investment income;

•	total net investment income;

•	realized and unrealized gains and losses;

•	yield to maturity and effective yield of the investment portfolio;

•	overall credit performance of the total investment portfolio;

•	deleveraging the balance sheet;

•	building liquidity;

•	operating efficiency performance;

•	growth of the overall investment portfolio;

•	adding resources and expanding the organizations at all levels, including adding and retaining our NEOs within the organization as the organization continues to grow;

•	improving and innovating the Company’s information systems;

•	maintaining appropriate dividend distributions to stockholders;

•	raising additional debt capital;

•	return on average assets; and

•	return on average equity.

During 2009, we achieved numerous strategic and operational milestones and corporate objectives, including but not limited to the following:

•	fully repaid the $89.6 million outstanding under the credit facility with Citigroup and Deutsche Bank prior to the maturity;

•	generated total investment income of $74.3 million;

•	increased net investment income to $43.1 million, representing a year over year growth of 8%;

•	generated net income of $13.6 million;

•	achieved credit performance resulting in loan losses of just $27.5 million in a severe economic recession;

•	achieved an effective yield of 16.7% for 2009;

•	negotiated a term sheet for a new $20 million credit facility that closed in February 2010;

•	declared $1.26 in dividends to stockholders, including a special dividend of $0.04 paid in December 2009; and

•	added to our organizational capabilities through growth in investment professionals in our Palo Alto, California and Boston, Massachusetts offices.

Determination of 2009 Annual Base Salaries of Our NEOs

NEO compensation is determined based on the achievement of specific corporate and individual performance objectives discussed above. The compensation committee acknowledged the fact that while management had achieved numerous strategic investment and operational goals and objectives for the year, market conditions had resulted in a significant reduction in the origination of new investments and loan losses of $27.5 million for 2009. The compensation committee took into consideration the market conditions in determining compensation for 2010.

In determining the amount of each NEO’s base salary, the compensation committee considers the scope of their responsibilities, taking into account available competitive market compensation paid by other companies for similar positions as discussed above. The compensation committee considered the CEO’s experience, performance, and contribution to our overall corporate performance when determining his base salary for 2009. Base salaries for our other NEOs were also set by the compensation committee, together with the CEO’s input, based upon each NEO’s individual experience and contribution to the overall performance of our Company.

Base salaries for the NEOs are intended to be competitive with the compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar businesses of comparable size. In order to attract and retain the outstanding levels of executives that we need, the compensation committee reviews the Company’s base salaries relative to those offered by other comparative group companies, venture capital funds and private equity firms, mezzanine lenders, hedge funds, and other specialty finance companies, including certain specialized commercial banks. Variation relative to the salaries of the listed comparative group companies and venture capital funds, private equity firms, mezzanine lenders, hedge funds and other specialty finance companies, including certain specialized commercial banks is made in the judgment of management and/or the compensation committee, as appropriate, based on the value of the NEO’s experience, performance, change in role or responsibility or specific skill set. Upon review, the compensation committee determines whether adjustments to certain NEO’s salaries are necessary to realign salaries with the market for a given position, to recognize NEO’s assumption of significant additional responsibilities and related performance increases, or to achieve an appropriate compensation level due to promotion or other internal equity matters. The compensation committee makes all decisions with respect to the base salary compensation of the CEO and together with the Company’s CEO evaluates and approves the Company’s other NEOs’ salary compensation. Our compensation committee meets outside of the presence of our CEO when reviewing and determining his base salary compensation.

Following is a table of the annual base salaries for our NEOs as set during the preceding two years:

	Fiscal Year 2009 Base Salary	Fiscal Year 2008 Base Salary
Manuel A. Henriquez	$700,000	$700,000
David M. Lund	$250,000	$250,000
Scott Harvey	$210,000	$210,000
Samir Bhaumik	$270,000	$270,000
Parag I. Shah	$315,000	$315,000

Determination of 2009 Annual Cash Bonus for Our NEOs

Over the course of the year the compensation committee, together with input from our CEO, developed a specific bonus pool for the 2009 operating year to be available for our discretionary annual cash bonus program. The amount determined to be available for this bonus program was at the discretion of the compensation committee, and was dependent upon many factors as outlined previously, including, but not limited to, our current financial performance and performance related contributions of our NEOs in achieving our performance objectives.

The annual cash bonus is “at risk” discretionary compensation that is designed to motivate our NEOs to achieve financial and non-financial goals that are consistent with the Company’s 2009 operating plan. “At risk” discretionary compensation means that it is up to the compensation committee to determine whether any cash bonus amount will be awarded to any of our NEOs. In approving the amount of a NEO’s variable compensation—the annual cash bonus—the compensation committee reviews the CEO’s evaluation of the performance of each NEO and considers each NEO’s performance in light of the factors identified above. Within those guidelines, the compensation committee considers the overall funding available for such cash bonus awards, the performance of NEOs and the desired mix between the various components of total compensation. Discretion is exercised in determining the overall total compensation to be awarded to the NEOs. As a result, the amounts delivered in the form of an annual cash bonus are designed to work together in conjunction with base salary to deliver an appropriate total cash compensation level to the NEOs.

We believe that the discretionary design of our variable cash compensation program supports our overall compensation objectives by allowing for significant differentiation of cash compensation based on executive performance and by providing the flexibility necessary to ensure that overall compensation packages for our NEOs are competitive relative to our market.

We typically determine and award cash bonuses for our NEOs during the first quarter of the following year. In evaluating the performance of our NEOs to arrive at their 2009 cash bonus awards, the compensation committee considered the performance factor achievements against our corporate objectives as discussed above under “Assessment of Corporate Performance.” The compensation committee also reviewed the CEO’s evaluation of the NEOs’ performance achievements. When an NEO’s performance exceeds expectations and performance goals established during the year, actual cash bonus compensation for the NEO may exceed the specified bonus pool amount at the discretion of our compensation committee.

After due deliberation, the compensation committee awarded Messrs. Henriquez, Lund, Harvey, Bhaumik and Shah the annual cash bonuses relating to their performance during the year ending December 31, 2009:

2009 Annual Cash Bonus
Manuel A. Henriquez	$1,350,000
David M. Lund	$85,000
Scott Harvey	$75,000
Samir Bhaumik	$165,000
Parag I. Shah	$340,000

Long-term Equity Retention and Incentive Awards

Our principal objective in awarding incentive stock option and/or restricted stock awards to eligible NEOs is to retain and align each NEO’s interests with our success and the financial interests of our stockholders by linking a portion of such NEO’s compensation with the Company’s long-term goals. We continue to believe that the use of stock and stock-based awards offers the best approach to achieving our retention and long-term performance goals. Our equity program is designed to encourage NEOs to work with a long-term view of the Company’s performance and to reinforce their long-term affiliation with the Company by imposing vesting schedules over several years of employment. The compensation committee awards incentive stock option and/or restricted stock awards on a discretionary basis and such awards depend in each case on the performance of the NEOs under consideration, and in the case of new hires, their potential performance. Incentive stock option awards are priced at the closing price of the stock on the date the compensation committee meets and the grant is issued.

Determination of 2008 and 2009 Long-term Equity Incentive Awards for Our NEOs

The compensation committee reviewed the performance of our NEOs following the end of our 2008 fiscal year relative to the long-term equity incentive and retention awards program the compensation committee administers. As a result of these deliberations, in March, 2009, the compensation committee awarded the following long-term equity incentive and retention awards, in the form of restricted stock and stock options to our NEOs related to their 2008 year’s performance as set forth in the table below. The value of the stock option awards was determined using the Black-Scholes-Merton methodology. The stock options were granted with an exercise price of $4.21 per share which was the Company’s closing stock price on March 17, 2009, the effective date of grant. Each stock option award vests 33% one year after the date of grant and ratably over the succeeding 24 months subject to a three year vesting schedule. The value of the restricted stock was determined to be the Company’s closing price on March 17, 2009, the date of the grant. Each restricted stock award vests as to 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule.

	Grant Date	2009 Restricted Stock Awards	Fair Value of Restricted Stock Awards	Stock Option Award	Fair Value of Option Awards
Manuel A. Henriquez	03/17/2009	100,000	$421,000	250,000	$96,025
David M. Lund	03/17/2009	25,000	$105,250	65,000	$24,966
H. Scott Harvey	03/17/2009	20,000	$84,200	20,000	$7,682
Samir Bhaumik	03/17/2009	30,000	$126,300	65,000	$24,966
Parag I. Shah	03/17/2009	45,000	$189,450	250,000	$96,025

The compensation committee reviewed the performance of our NEOs following the end of our 2009 fiscal year relative to the long-term equity incentive and retention awards program the compensation committee administers. As a result of these deliberations, the compensation committee awarded the following long-term equity incentive and retention awards, in the form of restricted stock to our NEOs related to their 2009 year’s performance as set forth in the table below. The value of the restricted stock for Messrs. Lund, Harvey, Bhaumik and Shah was determined to be the Company’s closing price on March 16, 2010, the date of their grants. The value of the restricted stock for Mr. Henriquez and an additional grant for Mr. Shah was determined to be the Company’s closing price on March 24, 2010, the date of their grants. Each restricted stock award vests 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. No stock options were awarded to our NEOs for the 2009 fiscal year.

	Grant Date	Restricted Stock Awards	Fair Value of Restricted Stock Awards
Manuel A. Henriquez	03/24/2010	225,000	$2,362,500
David M. Lund	03/16/2010	5,000	$51,350
Scott Harvey	03/16/2010	10,000	$102,700
Samir Bhaumik	03/16/2010	60,000	$616,200
Parag I. Shah	03/16/2010	105,000	$1,078,350
Parag I. Shah	03/24/2010	25,000	$262,500

Although we have no stock ownership policy, we encourage stock ownership in the Company, as we believe such ownership aligns our NEOs interests with our success and the long-term financial interests of our stockholders.

Potential Payments Upon Termination or Change of Control

No NEOs or employee of the Company has a written employment or severance agreement.

Upon specified covered transactions (as defined in the 2004 Plan), in which there is an acquiring or surviving entity, the Board may provide for the assumption of some or all outstanding awards, or for the grant of new awards in substitution, by the acquirer or survivor or an affiliate of the acquirer or survivor, in each case on such terms and subject to such conditions as the Board determines. In the absence of such an assumption or if there is no substitution, except as otherwise provided in the award, each award will become fully exercisable prior to the covered transaction on a basis that gives the holder of the award a reasonable opportunity, as determined by the Board, to participate as a stockholder in the covered transaction following exercise, and the award will terminate upon consummation of the covered transaction. A covered transaction includes the following: (i) a merger or other transaction in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities; (ii) a sale of substantially all of the Company’s assets; (iii) a dissolution or liquidation of the Company; or (iv) a change in a majority of the Board’s composition unless approved by a majority of the directors continuing in office.

Summary Compensation Table

The following table provides information concerning the compensation of the Company’s CEO, Chief Financial Officer and the three other most highly compensated executive officers for fiscal 2009, 2008 and 2007.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	All Other Compensation ($)(5)	Total ($)
Chief Executive Officer
Manuel A. Henriquez	2009	$700,000	$1,350,000	$421,000	$96,025	$132,500	$2,699,525
	2008	$700,000	$1,175,000	$686,250	$232,137	$60,375	$2,853,762
	2007	$590,791	$1,000,000	—	$654,120	—	$2,244,911

Chief Financial Officer
David M. Lund	2009	$250,000	$85,000	$105,250	$24,966	$38,000	$503,216
	2008	$250,000	$170,000	$195,200	$33,162	$19,320	$667,682
	2007	$202,083	$160,000	—	$50,876	—	$412,959

Chief Legal Officer
Scott Harvey	2009	$210,000	$75,000	$84,200	$7,682	$31,700	$408,582
	2008	$210,000	$125,000	$183,000	$13,928	$18,300	$550,228
	2007	$190,000	$145,000	—	$43,608	—	$378,608

Senior Managing Director
Samir Bhaumik	2009	$270,000	$165,000	$126,300	$24,966	$44,300	$630,566
	2008	$270,000	$160,000	$312,070	$71,287	$28,500	$841,857
	2007	$206,306	$336,000	—	$17,443	—	$559,749

Senior Managing Director
Parag I. Shah	2009	$315,000	$340,000	$189,450	$96,025	$63,200	$1,003,675
	2008	$315,000	$340,000	$491,650	$201,845	$43,120	$1,391,615
	2007	$221,063	$325,000	—	$116,288	—	$662,351

(1)	Salary column amounts represent base salary compensation received by each NEO for the listed fiscal year.
(2)	Bonus column amounts represent the annual cash bonus earned during the fiscal year and awarded and paid out during the first quarter of the following fiscal year.
(3)	The amounts reflect the aggregate grant date fair value of stock awards made to our NEOs during 2009 computed in accordance with FASB ASC Topic 718. The grant date fair value of each restricted stock is measured based on the closing price of our common stock on the date of grant.
(4)	The amount reflects the aggregate grant date fair value of option awards made to our NEOs during 2009 computed in accordance with FASB ASC Topic 718. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes-Merton option pricing model.
(5)	Represents matching contributions of $6,500 to each NEO to its 401(k) plan and dividends to Messrs. Henriquez, Lund, Harvey, Bhaumik and Shah in the amount of $126,000, $31,500, $25,200, $37,800 and $56,700 respectively, paid on unvested restricted stock awards during 2009. NEOs did not receive any other perquisites or personal benefits from the Company.

Grants of Plan Based Awards

The following table sets forth certain information with respect to the options and restricted stock awards granted during the fiscal year ended December 31, 2009 to each of our NEOs:

Name and Principal Position	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (1)	All Other Option Awards: Number of Securities Underlying Options(2)	Exercise or Base Price of Option Award	Grant Date Fair Value of Stock and Option Awards(3)
Chief Executive Officer
Manuel A. Henriquez	03/17/2009	100,000	250,000	$4.21	$517,025

Chief Financial Officer
David M. Lund	03/17/2009	25,000	65,000	$4.21	$130,216

Chief Legal Officer
Scott Harvey	03/17/2009	20,000	20,000	$4.21	$91,882

Senior Managing Director
Samir Bhaumik	03/17/2009	30,000	65,000	$4.21	$151,266

Senior Managing Director
Parag I. Shah	03/17/2009	45,000	250,000	$4.21	$285,475

(1)	Restricted stock awards vest 25% one year after the date of grant and ratably over the succeeding 36 months. When payable, dividends are paid on a current basis on the unvested shares.
(2)	Options vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant.
(3)	The amounts reflect the aggregate grant date fair value of restricted stock awards and options made to our NEOs during 2009 computed in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year End

The following table shows outstanding incentive stock option awards classified as exercisable and unexercisable and stock awards as of December 31, 2009 for each of the named executive officers:

Name and Principal Position	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(2)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(7)
Chief Executive Officer
Manuel A. Henriquez	125,000	—		$15.00	06/23/11	—	—
	605,000	—		$13.00	06/17/12	—	—
	97,400	—		$12.14	06/16/13	—	—
	437,501	12,499	(3)	$14.02	01/25/14	—	—
	153,216	97,500	(4)	$12.20	02/25/15	—	—
	—	250,000	(6)	$4.21	03/17/16	—	—
	—	—		—	—	42,187	$438,322
	—	—		—	—	100,000	$1,039,000

Chief Financial Officer
David M. Lund	40,000	—		$13.00	07/15/12	—	—
	45,000	—		$12.14	06/16/13	—	—
	34,028	972	(3)	$14.02	01/25/14	—	—
	21,889	13,928	(4)	$12.20	02/25/15	—	—
	—	65,000	(6)	$4.21	03/17/16	—	—
	—	—		—	—	12,000	$124,680
	—	—		—	—	25,000	$259,750

Chief Legal Officer
Scott Harvey	12,821	—		$15.00	06/23/11	—	—
	141,000	—		$13.00	06/17/12	—	—
	30,000	—		$12.14	06/16/13	—	—
	29,168	832	(3)	$14.02	01/25/14	—	—
	9,197	5,846	(4)	$12.20	02/25/15	—	—
	—	20,000	(6)	$4.21	03/17/16	—	—
	—	—		—	—	11,250	$116,887
	—	—		—	—	20,000	$207,800

Senior Managing Director
Samir Bhaumik	6,000	—		$15.00	12/13/11	—	—
	38,000	—		$13.00	06/17/12	—	—
	93,900	—		$12.14	06/16/13	—	—
	11,668	332	(3)	$14.02	01/25/14	—	—
	43,780	27,853	(4)	$12.20	02/25/15
	2,670	3,330	(5)	$10.49	08/15/15
	—	65,000	(6)	$4.21	03/17/16
	—	—		—	—	17,250	$179,227
	—	—		—	—	2,250	$23,377
	—	—		—	—	30,000	$311,700

Senior Managing Director
Parag I. Shah	5,500	—		$15.00	12/13/11	—	—
	38,000	—		$13.00	06/17/12	—	—
	94,400	—		$12.14	06/16/13	—	—
	77,779	2,221	(3)	$14.02	01/25/14	—	—
	124,765	79,390	(4)	$12.20	02/25/15	—	—
	6,895	8,605	(5)	$10.49	08/15/15	—	—
	—	250,000	(6)	$4.21	03/17/16	—	—
	—	—		—	—	27,000	$280,530
	—	—		—	—	3,750	$38,962
	—	—		—	—	45,000	$467,550

(1)	No options were exercised or transferred during the year ended December 31, 2009.
(2)	Options expiring in 2011, 2012, and 2013 were 100% vested on the date of grant. All other options generally vest 33% one year after the date of grant and the remainder will vest ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant.

(3)	The options vested ratably on a monthly basis ending January 25, 2010.
(4)	The options vested 33% on February 25, 2009 and then ratably on a monthly basis ending February 25, 2011.
(5)	The options vested 33% on August 15, 2009 and then ratably on a monthly basis ending August 15, 2011.
(6)	The options vested 33% on March 17, 2010 and then ratably on a monthly basis ending March 17, 2016.
(7)	Market value is computed by multiplying the closing market price of the Company’s stock at December 31, 2009 by the number of shares.

Restricted Stock Vested

The following table sets forth certain information with respect to the shares of restricted stock that vested during the fiscal year ended December 31, 2009 to each of our NEOs. No options were exercised during the fiscal year ended December 31, 2009.

	Stock Awards
Name and Principal Position	Number of Shares Acquired on Vesting	Value Realized on Vesting
Chief Executive Officer
Manuel A. Henriquez	14,062	$63,841

Chief Financial Officer
David M. Lund	4,000	$18,160

Chief Legal Officer
Scott Harvey	3,750	$17,025

Senior Managing Director
Samir Bhaumik	6,500	$33,238

Senior Managing Director
Parag I. Shah	10,250	$52,748

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2009 with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

Plan Category	(a) Number of Securities to be issued upon exercise of outstanding options, restricted stock and warrants	(b) Weighted-average exercise price of outstanding options, restricted stock and warrants	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders
2004 Equity Incentive Plan	4,859,405	$10.72	1,610,120
2006 Non-Employee Director Plan	65,000	$10.88	913,332
Equity compensation plans not approved by stockholders	—	—	—
Total	4,924,405	$10.72	2,523,452

2004 Equity Incentive Plan

Our Board and our stockholders have approved the 2004 Plan for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under the 2004 Plan our compensation committee may award incentive stock options within the meaning of Section 422 of the Code, or ISOs, to employees, and nonstatutory stock options to employees and employee directors. The following is a summary of the material features of the 2004 Plan.

Under the 2004 Plan, we have authorized for issuance up to 7,000,000 shares of common stock. Participants in the 2004 Plan may receive awards of options to purchase our common stock and/or restricted shares, as determined by our compensation committee. Options granted under the 2004 Plan generally may be exercised for a period of no more than ten years from the date of grant unless the option agreement provides for an earlier expiration. Unless sooner terminated by our Board, the 2004 Plan will terminate on the tenth anniversary of its adoption and no additional awards may be made under the 2004 Plan after that date. The 2004 Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to us.

Options granted under the 2004 Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the 2004 Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Under the 2004 Plan, we are permitted to issue shares of restricted stock to all key employees of the Company and its affiliates consistent with such terms and conditions as the compensation committee shall deem appropriate. Our compensation committee determines the time or times at which such shares of restricted stock will become exercisable and the terms on which such shares will remain exercisable. Any shares of restricted stock for which forfeiture restrictions have not vested at the point at which the participant terminates his employment will terminate immediately and such shares will be returned to the Company and will be available for future awards under this plan.

Our compensation committee administers the 2004 Plan and has the authority, subject to the provisions of the 2004 Plan, to determine who will receive awards under the 2004 Plan and the terms of such awards. Our compensation committee has the authority to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such option holder.

Upon specified covered transactions (as defined in the 2004 Plan), all outstanding awards under the 2004 Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

On March 16, 2010 the Board granted 5,000 shares, 10,000 shares, 60,000 shares and 105,000 shares of restricted stock to Messrs. Lund, Harvey, Bhaumik and Shah, respectively. On March 24, 2010, the Board granted 225,000 shares of restricted stock to Mr. Henriquez and 25,000 to Mr. Shah.

2006 Non-Employee Director Plan

Our Board and our stockholders have approved the 2006 Plan. Under current SEC rules and regulations applicable to BDCs absent exemptive relief, a BDC may not grant options or shares of restricted stock to non-employee directors. On February 15, 2007, we received exemptive relief from the SEC to permit us to grant options to non-employee directors as a portion of their compensation for service on our Board. On May 23, 2007, we received exemptive relief from the SEC to permit us to grant shares of restricted stock to non-employee directors as a portion of their compensation for service on our Board. The following is a summary of the material features of the 2006 Plan.

The Company has instituted the 2006 Plan for the purpose of advancing the interests of the Company by providing for the grant of awards under the 2006 Plan to eligible non-employee directors. Under the 2006 Plan, we have authorized for issuance up to 1,000,000 shares of common stock. The 2006 Plan authorizes the issuance to non-employee directors of non-statutory stock options (“NSOs”) to purchase shares of common stock at a specified exercise price per share and/or restricted stock. NSOs granted under the 2006 Plan will have a per share exercise price of no less than the current market value of a share of stock as determined in good faith by the Board on the date of the grant. The amount of the options that may be granted are limited by the terms of the 2006 Plan, which prohibits any grant that would cause the Company to be in violation of Section 61(a)(3) of the 1940 Act.

Under the 2006 Plan, non-employee directors will each receive an initial grant of an option to purchase 10,000 shares of stock upon initial election to such position. The options granted will vest over two years, in equal installments on each of the first two anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. In addition, each non-employee director shall automatically be granted an option to purchase 15,000 shares of stock on the date of such non-employee director’s re-election to the Board and such grant will vest over three years, in equal installments on each of the first three anniversaries of the date of grant, provided that the non-employee director remains in service on such dates. The compensation committee has, subject to SEC approval, the authority to determine from time to time which of the persons eligible under the 2006 Plan shall be granted awards; when and how each award shall be granted, including the time or times when a person shall be permitted to exercise an award; and the number of shares of stock with respect to which an award shall be granted to such person. The exercise price of options granted under the 2006 Plan is set at the closing price of the Company’s market price on the Nasdaq Global Select Market as of the date of grant and will not be adjusted unless the Company receives an exemptive order from the SEC or written confirmation from the staff of the SEC that the Company may do so (except for adjustments resulting from changes in the Company’s capital structure, such as stock dividends, stock splits and reverse stock splits).

Unless sooner terminated by the Board, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The 2006 Plan provides that all awards granted under the 2006 Plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act.

The compensation committee will determine the period during which any options granted under the 2006 Plan shall remain exercisable, provided that no option will be exercisable after the expiration of ten years from the date on which it was granted. Options granted under the 2006 Plan are not transferable other than by will or the laws of descent and distribution, or by gift, and will generally be exercisable during a non-employee director’s lifetime only by such non-employee director. In general, any portion of any options that are not then exercisable will terminate upon the termination of the non-employee director’s services to the Company. Generally, any portion of any options that are exercisable at the time of the termination of the non-employee director’s services to the Company will remain exercisable for the lesser of (i) a period of three months (or one year if the non-employee director’s services to the Company terminated by reason of the non-employee director’s death) or (ii) the period ending on the latest date on which such options could have been exercised had the non-employee director’s services to the Company not terminated. In addition, if the Board determines that a non-employee director’s service to the Company terminated for reasons that cast such discredit on the non-employee director as to justify immediate termination of the non-employee director’s options, then all options then held by the non-employee director will immediately terminate.

Under the 2006 Plan, we are permitted to issue shares of restricted stock to our non-employee directors. Upon initial election to such position, non-employee directors will automatically be granted 3,333 shares of restricted stock. The forfeiture restrictions for such initial shares of restricted stock will vest as to one-half of such shares on the first anniversary of the date of grant and as to an additional one-half of the restricted stock on the second anniversary of the date of grant. In addition, each non-employee director shall automatically be granted 5,000 shares of restricted stock on the date of such non-employee director’s re-election to the Board and the forfeiture restrictions on such shares will vest as to one-third of such shares on the anniversary of such grant over three years, provided that the non-employee director remains in service on such dates.

Upon re-election to the Board in 2009, Mr. Woodward was granted 5,000 shares of restricted stock with forfeiture restrictions on such shares that vest as to one-third of such shares on the anniversary of such grant over three years, provided that the non-employee director remains in service on such dates. In addition, Mr. Woodward was granted an option to purchase 15,000 shares of stock which will vest over three years, in equal installments on each of the first three anniversaries of the date of grant, provided that the non-employee director remains in service on such dates.

The compensation committee administers the 2006 Plan. If there is a change in the capital structure of the Company by reason of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Board will make appropriate adjustments to the number and class of shares of stock subject to the 2006 Plan and each option outstanding under it. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation of the Company or other similar events (a “Covered Transaction”), the Board may provide for the assumption of some or all outstanding options or for the grant of new substitute options by the acquirer or survivor. If no such assumption or substitution occurs, all outstanding options will become exercisable prior to the Covered Transaction and will terminate upon consummation of the Covered Transaction.

The Board may, subject to SEC prior approval, at any time or times amend the 2006 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2006 Plan as to any future grants of awards; provided, that except as otherwise expressly provided in the 2006 Plan the Board may not, without the participant’s consent, alter the terms of an award so as to affect adversely the participant’s rights under the award, unless the Board expressly reserved the right to do so at the time of the grant of the award.

Compensation of Portfolio Management Employees

The compensation of our portfolio management employees, including our investment committee, is set by the compensation committee of our Board of Directors. The portfolio management employees are compensated in the form of annual salaries, annual cash bonuses based on performance measured against specific goals and long-term compensation in the form of stock option grants.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 11, 2010, the beneficial ownership of each current director, each nominee for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 11, 2010 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of ownership is based on 36,275,364 shares of common stock outstanding as of May 11, 2010.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Company. Our address is 400 Hamilton Avenue, Suite 310, Palo Alto, California 94301.

The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Principal Stockholders
T. Rowe Price Associates, Inc.(2) 100 E. Pratt Street Baltimore, MD 21202	2,585,825	7.1%

BlackRock Inc.(2) 40 E. 52nd Street New York, NY 10055	1,876,392	5.2%

Interested Director
Manuel A. Henriquez(3)	2,605,457	7.2%

Independent Directors
Robert P. Badavas(4)	74,844	*
Joseph W. Chow(5)	83,964	*
Allyn C. Woodward, Jr.(6)	112,997	*

Executive Officers
Samir Bhaumik(7)	384,150	1.1%
Mark Denomme(8)	98,128	*
Scott Gable	—	*
H. Scott Harvey(9)	291,843	*
David M. Lund(10)	228,348	*
Parag I Shah(11)	713,009	2.0%
Executive officers and directors as a group(12)	4,592,740	12.7%

*	Less than 1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.
(2)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(3)	Includes 1,576,567 shares of common stock that can be acquired upon the exercise of outstanding options and 326,042 shares of restricted stock. Includes shares of our common stock held by certain trusts controlled by Mr. Henriquez.

(4)	Includes 13,334 shares of common stock that can be acquired upon the exercise of outstanding options and 3,888 shares of restricted common stock.
(5)	Includes 13,334 shares of common stock that can be acquired upon the exercise of outstanding options and 3,888 shares of restricted common stock.
(6)	Includes 11,667 shares of common stock that can be acquired upon the exercise of outstanding options and 6,111 shares of restricted common stock.
(7)	Includes 236,382 shares of common stock that can be acquired upon the exercise of outstanding options and 95,625 shares of restricted common stock.
(8)	Includes 59,934 shares of common stock that can be acquired upon the exercise of outstanding options and 29,134 shares of restricted common stock.
(9)	Includes 233,868 shares of common stock that can be acquired upon the exercise of outstanding options and 32,084 shares of restricted common stock.
(10)	Includes 174,940 shares of common stock that can be acquired upon the exercise of outstanding options and 31,230 shares of restricted common stock.
(11)	Includes 490,345 shares of common stock that can be acquired upon the exercise of outstanding options and 184,563 shares of restricted common stock.
(12)	Includes 2,810,371 shares of common stock that can be acquired upon the exercise of outstanding options and 712,565 shares of restricted common stock.

The following table sets forth as of May 11, 2010, the dollar range of our securities owned by our directors and portfolio management employees.

Name	Dollar Range of Equity Securities in the Company(1)
Independent Directors:
Robert P. Badavas	over $100,000
Joseph W. Chow	over $100,000
Allyn C. Woodward, Jr.	over $100,000
Interested Director/Portfolio Management Employee:
Manuel A. Henriquez	over $100,000
Portfolio Management Employees:
Samir Bhaumik	over $100,000
Mark Denomme	$50,000 – $100,000
Scott Gable	—
Scott Harvey	over $100,000
David M. Lund	over $100,000
Parag I. Shah	over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors.

The Company will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, the Company has taken appropriate actions to seek Board review and approval or exemptive relief for such transaction.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under United States federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offer. This summary does not discuss any aspects of United States estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under United States federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•

a corporation or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust if (1) a court in the United States has primary supervision over its administration and one or more U.S. persons has the authority to control all substantial decisions of such trust or (2) if such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	an estate, the income of which is subject to United States federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Through December 31, 2005, we were subject to Federal income tax as an ordinary corporation under subchapter C of the code. Effective beginning on January 1, 2006 we met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our federal tax return for 2006. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. Prior to the effective date of our RIC election, we were taxed as a regular corporation under Subchapter C of the Code. On December 31, 2005, we held assets with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis. We elected to recognize all of our net built-in gains at the time of the conversion and paid tax on the built-in gain with the filing of our 2005 tax return. In making this election, we marked our portfolio to market at the time of our RIC election and paid approximately $294,000 in tax on the resulting gains.

Conversion to Regulated Investment Company Status

Prior to 2006, we were taxed as a C Corporation under the Code. We operate to qualify as a regulated investment company, or RIC, under Subchapter M of the Code. If we qualify as a RIC and annually distribute to our stockholders in a timely manner at least 90% of our investment company taxable income, we will not be subject to federal income tax on the portion of our taxable income and capital gains we distribute to our shareholders. Taxable income generally differs from net income as defined by generally accepted accounting principles due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation.

We have met the criteria specified below to qualify as a RIC, and elected to be treated as a RIC under Subchapter M of the Code with the filing of our federal tax return for 2006. As a RIC, we generally will not have to pay corporate taxes on any income we distribute to our stockholders as dividends, which allows us to reduce or eliminate our corporate level tax. Prior to the effective date of our RIC election, we were taxed as a regular corporation under Subchapter C of the Code. On December 31, 2005, we held assets with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis. We elected to recognize all of our net built-in gains at the time of the conversion and paid tax on the built-in gain with the filing of our 2005 tax return. In making this election, we marked our portfolio to market at the time of our RIC election and paid approximately $294,000 in tax on the resulting gains.

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	distribute at least 90% of our net ordinary income and realized net short-term gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”);

We generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain ( i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute to stockholders with respect to that year. As described above, we made the election to recognize built-in gains as of the effective date of our election to be treated as a RIC and therefore will not be subject to built-in gains tax when we sell those assets. However, if we subsequently acquire built-in gain assets from a C corporation in a carryover basis transaction, then we may be subject to tax on the gains recognized by us on dispositions of such assets unless we make a special election to pay corporate-level tax on such built-in gain at the time the assets are acquired.) We will be subject to United States federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

In order to qualify as a RIC for federal income tax purposes and obtain the tax benefits of RIC status, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded limited partnership” (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Pursuant to a recent revenue procedure issued by the IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for income tax purposes. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each shareholder have a right to elect to receive its entire distribution in cash. If the number of shareholders electing to receive cash would cause cash distributions in excess of 10%, then each shareholder electing to receive cash would receive a proportionate share of the cash to be distributed (although no shareholder electing to receive cash may receive less than 10% of such shareholder’s distribution in cash). This revenue procedure applies to distributions made with respect to taxable years ending prior to January 1, 2012. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.

As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year (the “Excise Tax Avoidance Requirements”). We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). Depending on the level of taxable income earned in a tax year, we may choose to carry over taxable income in excess of current year distributions from such taxable income into the next tax year and pay a 4% excise tax on such income, as required. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines. To the extent we choose to carry over taxable income into the next tax year, dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried over into and distributed in the current year, or returns of capital.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount

(such as debt instruments with payment-in-kind interest or back-end fee interest, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be designated by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a tax credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate stockholders on long-term capital gains, the amount of tax that non-corporate stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a stockholder will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the stockholder’s gross income and the tax deemed paid by the stockholder as described in this paragraph. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

For taxable years beginning on or before December 31, 2010, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e. , the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold federal income tax (“backup withholding”), currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service (the “IRS”) notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

In general, dividend distributions (other than certain distributions derived from net long-term capital gains) paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)

For taxable years beginning prior to January 1, 2010, except as provided below, we generally are not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly designate such distributions. In respect of distributions described in clause (i) above, we are required to withhold amounts with respect to distributions to a Non-U.S. stockholder:

•	that has not provided a satisfactory statement that the beneficial owner is not a U.S. person;

•	to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

•	that is within certain foreign countries that have inadequate information exchange with the United States; or

•

to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. stockholder and the Non-U.S. stockholder is a “controlled foreign corporation” for United States federal income tax purposes.

This special exemption from withholding tax on certain distributions expires on January 1, 2010. Although both chambers of Congress have passed versions of a bill that would extend this exemption to tax years beginning before January 1, 2011, no assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2010, or whether any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2010) would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies generally. It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A business development company provides stockholders with the ability to retain the liquidity of a publicly-traded stock, while sharing in the possible benefits of investing in emerging-growth, expansion-stage or established-stage companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange; or if it has securities listed on a national securities exchange such company has a market capitalization of less than $250 million; is controlled by the business development company and has an affiliate of a business development company on its board of directors; or meets such other criteria as may be established by the SEC.

(2)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(3)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(4)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(5)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our total assets in the securities of one such investment company or invest more than 10% of the value of our total assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Significant Managerial Assistance

In order to count portfolio securities as qualifying assets for the purpose of the 70% test discussed above, a business development company must either control the issuer of the securities or must offer to make available significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a business development company is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the business development company’s total outstanding shares of capital stock. This amount is reduced to 20% of the business development company’s total outstanding shares of capital stock if the amount of warrants, options or rights issued pursuant to an executive compensation plan would exceed 15% of the business development company’s total outstanding shares of capital stock. We have received exemptive relief from the SEC permitting us to issue stock options and restricted stock to our employees and directors subject to the above conditions, among others. For a discussion regarding the conditions of this exemptive relief, see Note 7 to the Notes to our Consolidated Financial Statements for the year ended December 31, 2009.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—Risks Related to Our Business Structure and Current Economic and Market Conditions—Because we borrow money, there could be increased risk in investing in our company.”

Capital Structure

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales. Our stockholders approved a proposal at our 2008 and 2009 Annual Meetings of Stockholders permitting us to sell up to an amount equal to 20% of our outstanding common stock at a price below our net asset value. We did not conduct any public offering of our shares at a price below our net asset value during 2008 or 2009. At our Annual Meeting of Stockholders to be held on June 9, 2010, we have requested that our stockholders approve a similar proposal, authorizing us to sell up to 20% of our common stock at a price below the Company’s net asset value per share, subject to Board approval of the offering. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

Code of Ethics

We have adopted and will maintain a code of ethics that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

Our code of ethics is posted on our website at www.herculestech.com and was filed with the SEC as an exhibit to the registration statement (Registration No. 333-126604) for our initial public offering. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Exemptive Relief

On June 21, 2005, we filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to business development companies. Specifically, we requested that the SEC permit us to issue stock options to our non-employee directors as contemplated by Section 61(a)(3)(B)(i)(II) of the 1940 Act. On February 15, 2007, we received approval from the SEC on this exemptive request. In addition, in June 2007, we filed an amendment to the February 2007 order to adjust the number of shares issued to the non-employee directors. On October 10, 2007, we received approval from the SEC on this amended exemptive request.

On April 5, 2007, we received an exemptive relief from the SEC that permits us to exclude the indebtedness that our wholly-owned subsidiary, HT II, which is qualified as a small business investment company, issues to the Small Business Administration from the 200% asset coverage requirement applicable to us.

On May 2, 2007, we received approval from the SEC on our exemptive request permitting us to issue restricted stock to our employees, officers and directors. On June 21, 2007, our shareholders approved amendments to the 2004 Equity Incentive Plan and 2006 Non-Employee Incentive Plan permitting such restricted grants.

On November 9, 2009, we filed a request with the SEC for exemptive relief that would permit our employees to exercise their stock options and restricted stock and pay any related income taxes using a cashless exercise program. There can be no assurance that such relief will be granted.

Other

We will be periodically examined by the SEC for compliance with the 1934 Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated Mr. Harvey, our Chief Legal Officer, as our Chief Compliance Officer who is responsible for administering these policies and procedures.

Small Business Administration Regulations

HT II, our wholly-owned subsidiary, is licensed by the SBA as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. At March 31, 2010, we had invested approximately $68.55 million in regulatory capital in HT II permitting us to borrow up to $137.1 million under our guaranteed debentures commitment from the SBA, of which $130.6 million was outstanding. The maximum borrowing available from the SBA could be increased to $150.0 million with an additional regulatory capital investment of $6.45 million allowing us access to an additional $12.9 million, subject to SBA approval. As of March 31, 2010, the investments held by HT II represented approximately 41.3% of our total investments.

Included in the Federal Stimulus Bill is a provision, which allows for existing SBIC entities to obtain a second license and gain access to additional leverage of up to $75 million, for a maximum of $225.0 million combined SBIC leverage (subject to additional required capitalization of its second wholly owned SBIC subsidiary). Hercules has filed an application for a second SBIC license. In September 2009, we formed HT III for the purpose of obtaining a second SBIC license. In May 2010, we received the approval of the Agency Committee of the SBA for a second SBIC license. The second SBIC license will provide us with access to an additional $75.0 million of SBIC debentures, subject to compliance with SBA regulations and an additional capital contribution by us of $37.5 million into HT III, the Company’s new SBIC subsidiary.

SBICs are designed to stimulate the flow of private capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, SBICs must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, small business investment companies may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through our wholly-owned subsidiary HT II, we plan to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II will be periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this report, we do not have any preferred stock outstanding.

At March 31, 2010, approximately 76% of our total assets represented investments in portfolio companies recorded at fair value, as determined by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors in accordance with established valuation procedures and the recommendation of the Valuation Committee of the Board of Directors. Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value as determined in good faith by our Board of Directors pursuant to a valuation policy and a consistent valuation process. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value and, therefore, our investment has also appreciated in value, where appropriate.

As a business development company, we invest primarily in illiquid securities including debt and equity-related securities of private companies. Our investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation, estimated remaining life, and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

With respect to private debt and equity-related securities, each investment is valued using industry valuation benchmarks and, where appropriate, equity values are assigned a discount reflecting the illiquid nature of the investment, and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering, or subsequent debt or equity sale occurs, the pricing indicated by the external event will be used to corroborate our private debt or equity valuation.

We periodically review the valuation of our portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. We may consider, but are not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks in our evaluation of the fair value of our investment. Securities that are traded in the over-the-counter market or on a stock exchange will be valued at the prevailing bid price on the valuation date.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan (the “DRP”), through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash as provided below. In this way, a stockholder can maintain an undiluted investment in our common stock and still allow us to pay out the required distributable income.

No action is required on the part of a registered stockholder to receive a dividend distribution in shares of our common stock. A registered stockholder may elect to receive an entire dividend distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, so that such notice is received by the plan administrator no later than three days prior to the payment date for dividend distributions to stockholders. The plan administrator will set up an account for shares acquired through the DRP for each stockholder who has not elected to receive distributions in cash (each a “Participant”) and hold such shares in non-certificated form. Upon request by a Participant, received not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to the Participant’s account, issue a certificate registered in the Participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the DRP, whether our shares are trading at a premium or at a discount to net asset value, although we have the option under the DRP to purchase shares in the market to fulfill DRP requirements. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the valuation date for such dividend distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to our stockholders for receiving their dividend distributions in the form of additional shares of our common stock. The plan administrator’s fees for handling dividend distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of dividend distributions payable in stock. If a Participant elects by internet or by written or telephonic notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the Participant’s account and remit the proceeds to the Participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus brokerage commissions from the proceeds.

Any shares issued in connection with a stock split or stock dividend will be added to a Participant’s account with the Plan Administrator. The Plan Administrator may curtail or suspend transaction processing until the completion of such stock split or payment of such stock dividend.

Stockholders who receive dividend distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividend distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend distribution from us will be equal to the total dollar amount of the dividend distribution payable to the stockholder.

The DRP may be terminated by us upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend distribution by us. All correspondence concerning the DRP, including requests for additional information, should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, Attn: Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by phone at 1-866-669-9888.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Under the terms of our charter, our authorized capital stock consists of 60,000,000 shares of common stock, par value $0.001 per share, of which 36,275,364 shares are outstanding as of May 11, 2010. Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	60,000,000	—	36,275,364

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable.

Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of Hercules Technology Growth Capital each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our charter also provides that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our charter are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our charter. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that their action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our Board of Directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We currently have in effect a directors’ and officers’ insurance policy covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire in 2011, 2012 and 2010, respectively. Upon expiration of their current terms, directors of each class are eligible to serve for three-year terms or until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders. A classified board may render a change in control or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that, except as otherwise provided in the bylaws, the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect each director. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our charter and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meeting of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland Control Share Acquisition Act (the “Control Share Act”) provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under the Maryland Business Combination Act (the “Business Combination Act”), “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. In addition, our Board of Directors has adopted a resolution exempting any business combination with certain investment funds managed by JMP Asset Management LLC and certain investment funds managed by Farallon Capital Management, L.L.C. from the provisions of the Business Combination Act. We have agreed with such investment funds that we will not repeal or amend such resolution prior to the date that is two years after such investment funds cease to own at least 10% of our outstanding common stock in a manner that would make the Business Combination Act applicable to acquisitions of our stock by such investment funds without the written consent of such investment funds. If these resolutions are repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Regulatory Restrictions

Our wholly-owned subsidiary, Hercules Technology II, L.P., has obtained a SBIC license. The SBA prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of a small business investment company. A “change of control” is any event which would result in a transfer of the power, direct or indirect, to direct the management and policies of a SBIC, whether through ownership, contractual arrangements or otherwise.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to 13,000,000 shares of our common stock. We may sell the shares of our common stock through underwriters, broker-dealers or agents or through a combination of any such methods of sale. Shares of our common stock may also be sold “at-the-market” to or through a market maker or into an existing trading market for shares, on an exchange or otherwise. Any underwriter or agent involved in the offer and sale of the shares of our common stock will be named in the applicable prospectus supplement.

The distribution of the shares of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices. We also may, from time to time, authorize dealers or agents to offer and sell these securities upon such terms and conditions as may be set forth in the applicable prospectus supplement.

We may sell shares of our common stock at a price below net asset value per share if (1) our board of directors determines that such sale is in the Company’s best interests and our stockholders, (2) our stockholders approve the sale of our common stock at a price that is less than the current net asset value, and (3) the price at which our common stock is to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any sales load). We received such stockholder approval at our annual meeting on June 3, 2009 and have requested that our stockholders approve a similar proposal at our annual meeting to be held June 9, 2010. See “Sales of Common Stock Below Net Asset Value.”

In connection with the sale of the shares of our common stock, underwriters or agents may receive compensation from us or from purchasers of the shares of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell shares of our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of shares of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of shares of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any common stock sold pursuant to a prospectus supplement will be quoted on the Nasdaq Global Select Market, or another exchange on which the common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of shares of our common stock may be entitled to indemnification by us or the selling shareholders against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us or the selling shareholders in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase shares of our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of shares of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In compliance with the guidelines of the Financial Industry Regulatory Authority, the maximum compensation to the underwriters or dealers in connection with the sale of shares of our common stock pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Because we generally acquire and dispose of our investments in privately negotiated transactions, we rarely use brokers in the normal course of business. In those cases where we do use a broker, we do not execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Hercules, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. For the years ended December 31, 2009, 2008 and 2007, we paid approximately $49,000, $80,000 and $22,000 in brokerage commissions, respectively.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement with Union Bank of California. The address of the custodian is 475 Sansome Street, 15th Floor, San Francisco, California 94111. We have also entered into a custody agreement with U.S. Bank National Association, which is located at One Federal Street, Third Floor, Boston, Massachusetts 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited our consolidated financial statements at December 31, 2009 and 2008 and for the years ended December 31, 2009, 2008 and 2007 and the related financial statement schedule as of December 31, 2009 as set forth in their reports. We have included our consolidated financial statements, including the consolidated schedule of investments and our financial statement schedule in this prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Hercules Technology Growth Capital, Inc.

We have audited the accompanying consolidated statements of assets and liabilities of Hercules Technology Growth Capital, Inc. (the Company) including the consolidated schedules of investments, as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2009, and the consolidated financial highlights for each of the five years in the period ended December 31, 2009. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian or by other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Hercules Technology Growth Capital, Inc. at December 31, 2009 and 2008, the consolidated results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2009 and the consolidated financial highlights for each of the five years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

San Francisco, California

March 12, 2010

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except per share data)

	December 31, 2009	December 31, 2008
Assets
Investments:
Non-Control/Non-Affiliate investments (cost of $353,648 and $583,592)	$335,979	$579,079
Affiliate investments (cost of $2,880 and $8,756)	2,274	2,222
Control investments (cost of $23,823 and $0, respectively)	32,184	—

Total investments, at value (cost of $380,351 and $592,348 respectively)	370,437	581,301
Deferred loan origination revenue	(2,425)	(6,871)
Cash and cash equivalents	124,828	17,242
Interest receivable	10,309	8,803
Other assets	5,818	8,197

Total assets	508,967	608,672

Liabilities
Accounts payable and accrued liabilities	11,852	9,432
Short-term credit facility	—	89,582
Long-term SBA debentures	130,600	127,200

Total liabilities	142,452	226,214

Net assets	$366,515	$382,458

Net assets consist of:
Common stock, par value	$35	$33
Capital in excess of par value	409,036	395,760
Unrealized depreciation on investments	(10,028)	(11,297)
Accumulated realized gains (losses) on investments	(28,129)	3,906
Distributions in excess of investment income	(4,399)	(5,944)

Total net assets	$366,515	$382,458

Shares of common stock outstanding ($0.001 par value, 60,000 authorized)	35,634	33,096

Net asset value per share	$10.29	$11.56

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		$69	$1,157
		Preferred Stock Warrants		35	215
		Preferred Stock		1,243	2,508

Total Acceleron Pharmaceuticals, Inc.				1,347	3,880

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures May 2012 Interest rate 11.13%	$14,564	14,509	14,509
		Preferred Stock Warrants		190	725
		Preferred Stock Warrants		104	219
		Preferred Stock Warrants		24	76

Total Aveo Pharmaceuticals, Inc.				14,827	15,529

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%	$6,603	6,434	6,434
		Preferred Stock Warrants		206	128
		Preferred Stock Warrants		31	22

Total Dicerna Pharmaceuticals, Inc.				6,671	6,584

Elixir Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
		Matures October 2011 Interest rate Prime + 9.25% or Floor rate of 12.5%	$8,067	8,067	8,067
		Preferred Stock Warrants		217	—

Total Elixir Pharmaceuticals, Inc.				8,284	8,067

EpiCept Corporation	Drug Discovery	Common Stock Warrants		8	38
		Common Stock Warrants		40	201

Total EpiCept Corporation				48	239

Horizon Therapeutics, Inc.	Drug Discovery	Senior Debt
		Matures July 2011 Interest rate Prime + 1.50%	$4,699	4,638	4,638
		Preferred Stock Warrants		231	—

Total Horizon Therapeutics, Inc.				4,869	4,638

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock		1,500	353

Total Inotek Pharmaceuticals Corp.				1,500	353

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		155	269
		Preferred Stock		2,000	1,699

Total Merrimack Pharmaceuticals, Inc.				2,155	1,968

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		137	55
		Preferred Stock		1,000	1,000

Total Paratek Pharmaceuticals, Inc.				1,137	1,055

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2011 Interest rate Prime + 2.16%	$6,666	$6,667
					$6,671
		Preferred Stock Warrants		152	288

Total Portola Pharmaceuticals, Inc.				6,819	6,959

Recoly, N.V.(5)	Drug Discovery	Senior Debt Matures June 2012 Interest rate Prime + 4.25%	$2,576	2,576	2,576

Total Recoly, N.V.				2,576	2,576

Total Drug Discovery (14.15%)*				50,233	51,848

Affinity Videonet, Inc.(4)	Communications & Networking	Senior Debt
		Matures June 2012 Interest rate Prime + 8.75% or Floor rate of 12.00%	$2,318	2,326	2,326
		Senior Debt
		Matures June 2012 Interest rate Prime + 14.75% or Floor rate of 18.00%	$2,000	2,052	2,052
		Revolving Line of Credit
		Matures June 2012 Interest rate Prime + 9.75% or Floor rate of 13.00%	$500	500	500
		Preferred Stock Warrants		102	83

Total Affinity Videonet, Inc.				4,980	4,961

E-band Communications, Inc.(6)	Communications & Networking	Preferred Stock		2,880	2,274

Total E-Band Communications, Inc.				2,880	2,274

IKANO Communications, Inc.	Communications & Networking	Senior Debt Matures August 2011 Interest rate 12.00%	$6,472	6,472	6,472
		Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				6,589	6,472

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	42
		Preferred Stock		250	247

Total Neonova Holding Company				344	289

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		95	—
		Preferred Stock		1,000	800

Total Peerless Network, Inc.				1,095	800

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	168

Total Ping Identity Corporation				52	168

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		$123	$386

Total Purcell Systems, Inc.				123	386

Rivulet Communications, Inc. (4)	Communications & Networking	Senior Debt Matures March 2010 Interest rate Prime + 8.00% or Floor rate of 12%	$1,063	1,060	1,060
		Preferred Stock Warrants		146	—
		Common Stock		250	—

Total Rivulet Communications, Inc.				1,456	1,060

Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants		174	11

Total Seven Networks, Inc.				174	11

Stoke, Inc.	Communications & Networking	Preferred Stock Warrants		53	81

Total Stoke, Inc.				53	81

Tectura Corporation	Communications & Networking	Senior Debt
		Matures September 2010 Interest rate Prime + 10.75% or Floor rate of 14.00%	$1,875	1,875	1,875
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 10.75% or Floor rate of 14.00%	$9,908	10,238	10,238
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 10.75% or Floor rate of 14.00%	$5,000	5,156	5,156
		Preferred Stock Warrants		51	—

Total Tectura Corporation				17,320	17,269

Zayo Bandwidth, Inc.	Communications & Networking	Senior Debt Matures November 2013 Interest rate Libor + 5.25%	$24,750	24,750	24,317

Total Zayo Bandwith, Inc.				24,750	24,317

Total Communications & Networking (15.85%)*				59,816	58,088

Atrenta, Inc.	Software	Preferred Stock Warrants		102	99
		Preferred Stock Warrants		34	32
		Preferred Stock Warrants		95	159
		Preferred Stock		250	375

Total Atrenta, Inc.				481	665

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Blurb, Inc.	Software	Senior Debt Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%	$3,329	$3,234	$3,234
		Preferred Stock Warrants		25	128
		Preferred Stock Warrants		299	69

Total Blurb, Inc.				3,558	3,431

Braxton Technologies, LLC.	Software	Preferred Stock Warrants		188	116

Total Braxton Technologies, LLC.				188	116

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	248

Total Bullhorn, Inc.				43	248

Clickfox, Inc.	Software	Senior Debt Matures September 2011 Interest rate Prime + 5.00% or Floor rate of 10.25%	$3,754	3,683	3,683
		Revolving Line of Credit Matures July 2010 Interest rate Prime + 8.50% or Floor rate of 13.5%
			$2,000	2,003	2,003
		Preferred Stock Warrants		177	143

Total Clickfox, Inc.				5,863	5,829

Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	77

Total Forescout Technologies, Inc.				99	77

GameLogic, Inc.	Software	Preferred Stock Warrants		92	1

Total GameLogic, Inc.				92	1

HighJump Acquisition, LLC.	Software	Senior Debt Matures May 2013 Interest rate Libor + 8.75% or Floor rate of 12.00%	$15,000	15,000	15,000

Total HighJump Acquisition, LLC.				15,000	15,000

HighRoads, Inc.	Software	Preferred Stock Warrants		44	13

Total HighRoads, Inc.				44	13

Infologix, Inc.(4)(7)	Software	Senior Debt Matures November 2013 Interest rate 12.00%	$5,500	5,500	5,500
		Convertible Senior Debt Matures November 2014 Interest rate 12.00%
			$5,000	5,004	10,060
		Revolving Line of Credit Matures May 2011 Interest rate 12.00%
			$7,559	7,559	7,559
		Common Stock Warrants		760	1,494
		Common Stock		5,000	7,571

Total Infologix, Inc.				23,823	32,184

Intelliden, Inc.	Software	Preferred Stock Warrants		18	—

Total Intelliden, Inc.				18	—

PSS Systems, Inc.	Software	Preferred Stock Warrants		51	71

Total PSS Systems, Inc.				51	71

Rockyou, Inc.	Software	Preferred Stock Warrants		117	140

Total Rockyou, Inc.				117	140

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Savvion, Inc.(4)	Software	Senior Debt Matures February 2011 Interest rate Prime + 7.75% or Floor rate of 11.00%	$2,117	$2,065	$2,065
		Revolving Line of Credit Matures May 2010 Interest rate Prime + 6.75% or Floor rate of 10.00%
			$1,500	1,500	1,500
		Preferred Stock Warrants		52	183

Total Savvion, Inc.				3,617	3,748

Sportvision, Inc.	Software	Preferred Stock Warrants		39	47

Total Sportvision, Inc.				39	47

WildTangent, Inc.	Software	Preferred Stock Warrants		238	77

Total WildTangent, Inc.				238	77

Total Software (16.82%)*				53,272	61,647

Luminus Devices, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2011 Interest rate 12.875%	$1,062	1,062	1,062
		Preferred Stock Warrants		183	—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		334	—

Total Luminus Devices, Inc.				1,663	1,062

Maxvision Holding, LLC.	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 5.50%	$5,000	5,220	5,220
		Senior Debt Matures April 2012 Interest rate Prime + 2.25%
			$4,409	4,409	4,409
		Revolving Line of Credit Matures April 2012 Interest rate Prime + 2.25%
			$2,500	2,580	2,580
		Common Stock		81	170

Total Maxvision Holding, LLC				12,290	12,379

Shocking Technologies, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2010 Interest rate Prime + 2.50%	$1,867	1,858	1,858
		Preferred Stock Warrants		63	119

Total Shocking Technologies, Inc.				1,921	1,977

Spatial Photonics, Inc.	Electronics & Computer Hardware	Senior Debt Matures April 2011 Interest rate 10.066%	$1,980	1,957	1,957
		Senior Debt Mature April 2011 Interest rate 9.217%
			$197	197	197
		Preferred Stock Warrants		129	—
		Preferred Stock		500	129

Total Spatial Photonics Inc.				2,783	2,283

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
VeriWave, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		$54	$—
		Preferred Stock Warrants		46	—

Total VeriWave, Inc.				100	—

Total Electronics & Computer Hardware (4.83%)*				18,757	17,701

Aegerion Pharmaceuticals, Inc.(4)	Specialty Pharmaceuticals	Senior Debt Matures September 2011 Interest rate Prime + 2.50% or Floor rate of 11.00%	$5,481	5,482	5,482
		Convertible Senior Debt Matures December 2010	$279	279
					279
		Preferred Stock Warrants		69	253
Aegerion Pharmaceuticals, Inc.		Preferred Stock		1,000	1,019

Total Aegerion Pharmaceuticals, Inc.				6,830	7,033

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%	$15,417	15,299	15,299
		Convertible Senior Debt Matures March 2010
			$1,888	1,888	2,861
		Preferred Stock Warrants		220	—
		Preferred Stock Warrants		307	—
		Preferred Stock		750	—

Total QuatRx Pharmaceuticals Company				18,464	18,160

Total Specialty Pharmaceuticals (6.87%)*				25,294	25,193

Annie’s, Inc.	Consumer & Business Products	Senior Debt - Second Lien Matures April 2011 Interest rate LIBOR + 6.50% or Floor rate of 10.00%	$6,000	6,060	6,060
		Preferred Stock Warrants		321	113

Total Annie’s, Inc.				6,381	6,173

IPA Holdings, LLC.(4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 8.25% or Floor rate of 12.5%	$9,500	9,633	9,633
		Senior Debt Matures May 2013 Interest rate Prime + 11.25% or Floor rate of 15.5%
			$6,500	6,625	6,625
		Revolving Line of Credit Matures November 2012 Interest rate Prime + 7.75% or Floor rate of 12.00%
			$856	856	856
		Common Stock Warrants		275	—
		Common Stock		500	120

Total IPA Holding, LLC.				17,889	17,234

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		$24	$—
		Preferred Stock		500	267

Total Market Force Information, Inc.				524	267

OnTech Operations, Inc.(8)	Consumer & Business Products	Senior Debt Matures June 2010 Interest rate 16.00%	$106	106	—
		Preferred Stock Warrants		452	—
		Preferred Stock Warrants		218	—
		Preferred Stock		1,000	—

Total OnTech Operations, Inc.				1,776	—

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		252	1,425
		Preferred Stock		250	368

Total Wageworks, Inc.				502	1,793
					—

Total Consumer & Business Products (6.95%)*				27,072	25,467

Custom One Design, Inc.(8)	Semiconductors	Senior Debt Matures September 2010 Interest rate 11.50%	$426	422	122
		Common Stock Warrants		18	—

Total Custom One Design, Inc.				440	122

Enpirion, Inc.	Semiconductors	Senior Debt Matures August 2011 Interest rate Prime + 2.00% or Floor rate of 7.625%	$5,094	5,055	5,053
		Preferred Stock Warrants		157	2

Total Enpirion, Inc.				5,212	5,055

iWatt Inc.	Semiconductors	Preferred Stock Warrants		628	—
		Preferred Stock		490	950

Total iWatt Inc.				1,118	950

NEXX Systems, Inc.(4)	Semiconductors	Senior Debt Matures March 2010 Interest rate Prime + 3.50% or Floor rate of 11.25%	$565	423	423
		Revolving Line of Credit Matures June 2010 Interest rate Prime + 8.00% or Floor rate of 13.25%	$3,000	3,000	3,000
		Revolving Line of Credit Matures June 2010 Interest rate Prime + 8.00% or Floor rate of 14.00%	$500	500	500
		Preferred Stock Warrants		562	784
		Preferred Stock		6	332

Total NEXX Systems, Inc.				4,491	5,039

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Quartics, Inc.	Semiconductors	Senior Debt Matures May 2010 Interest rate 10.00%	$139	$134	$134
		Preferred Stock Warrants		53	—

Total Quartics, Inc.				187	134

Solarflare Communications, Inc.	Semiconductors	Senior Debt Matures August 2010 Interest rate 11.75%	$197	181	181
		Preferred Stock Warrants		83	—
		Common Stock		641	—

Total Solarflare Communications, Inc.				905	181

Total Semiconductors (3.13%)*				12,353	11,481

Labopharm USA, Inc.(5)	Drug Delivery	Senior Debt Matures June 2012 Interest rate 10.95%	$20,000	19,718	19,718
		Common Stock Warrants		687	1,307

Total Labopharm USA, Inc.				20,405	21,025

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		36	94
		Common Stock Warrants		51	91
		Common Stock		500	283

Total Transcept Pharmaceuticals, Inc.				587	468

Total Drug Delivery (5.86%)*				20,992	21,493

BARRX Medical, Inc.	Therapeutic	Senior Debt Mature December 2011 Interest rate 11.00%	$5,481	5,473	5,473
		Revolving Line of Credit
		Matures May 2010
		Interest rate 10.00%	$1,000	1,000	1,000
		Preferred Stock Warrants		76	111
		Preferred Stock		1,500	2,303

Total BARRX Medical, Inc.				8,050	8,887

EKOS Corporation	Therapeutic	Senior Debt
		Matures November 2010 Interest rate Prime + 2.00%	$2,677	2,629	2,630
		Preferred Stock Warrants		175	—
		Preferred Stock Warrants		153	—

Total EKOS Corporation				2,957	2,630

Gelesis, Inc.(8)	Therapeutic	Senior Debt
		Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%	$2,847	2,814	—
		Preferred Stock Warrants		58	—

Total Gelesis, Inc.				2,872	—

Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants		18	5
		Preferred Stock		250	627

Total Gynesonics, Inc.				268	632

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		$99	$26

Total Light Science Oncology, Inc.				99	26

Novasys Medical, Inc.(4)	Therapeutic	Senior Debt
		Matures January 2010 Interest rate 9.70%	$295	295	295
		Preferred Stock Warrants		71	—
		Preferred Stock Warrants		54	—
		Preferred Stock		1,000	1,000

Total Novasys Medical, Inc.				1,420	1,295

Total Therapeutic (3.68%)*				15,665	13,470

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		148	—
		Preferred Stock		177	7

Total Cozi Group, Inc.				325	7

Invoke Solutions, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		56	129
		Preferred Stock Warrants		26	29

Total Invoke Solutions, Inc.				82	158

Prism Education Group Inc.	Internet Consumer & Business Services	Senior Debt Matures December 2010 Interest rate 11.25%	$801	789	790
		Preferred Stock Warrants		43	104

Total Prism Education Group Inc.				832	894

RazorGator Interactive Group, Inc. (4)	Internet Consumer & Business Services	Revolving Line of Credit Matures May 2010 Interest rate Prime + 6.00% or Floor rate of 12.00%	$10,000	10,000	10,000
		Preferred Stock Warrants		14	223
		Preferred Stock Warrants		28	33
		Preferred Stock		1,000	1,037

Total RazorGator Interactive Group, Inc.				11,042	11,293

Spa Chakra, Inc.(8)	Internet Consumer & Business Services	Senior Debt
		Matures from December 2009 to October 2011 Interest rate from 16.45% to 17%	$12,482	12,778	8,000
		Preferred Stock Warrants		1	—

Total Spa Chakra, Inc.				12,779	8,000

Total Internet Consumer & Business Services (5.55%)*				25,060	20,352

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		107	104
		Common Stock Warrants		48	—

Total Lilliputian Systems, Inc.				155	104

Total Energy (0.03%)*				155	104

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Box.net, Inc.	Information Services	Senior Debt Matures May 2011 Interest rate Prime + 1.50%	$676	$658
					$658
		Senior Debt Matures September 2011 Interest rate Prime + 0.50%	$287	287
					287
		Preferred Stock Warrants		73	53

Total Box.net, Inc.				1,018	998

Buzznet, Inc.	Information Services	Preferred Stock Warrants		9	—
		Preferred Stock		250	74

Total Buzznet, Inc.				259	74

XL Education Corp.	Information Services	Common Stock		880	880

Total XL Education Corp.				880	880

hi5 Networkss, Inc.	Information Services	Senior Debt Matures December 2010 Interest rate Prime + 2.5%	$1,559	1,559	1,559
		Senior Debt Matures June 2011 Interest rate Prime + 0.5%	$3,401	3,356
					3,356
		Preferred Stock Warrants		213	—

Total hi5 Networks, Inc.				5,128	4,915

Jab Wireless, Inc.	Information Services	Senior Debt Matures November 2012 Interest rate Prime + 3.50% or Floor rate of 9.5%	$14,750	14,891	14,892
		Revolving Line of Credit Matures October 2010 Interest rate Prime + 3.50% or Floor rate of 9.5%
			$2,500	2,504	2,504
		Preferred Stock Warrants		265	151

Total Jab Wireless, Inc.				17,660	17,547

Solutionary, Inc.	Information Services	Preferred Stock Warrants		94	—
		Preferred Stock Warrants		2	—
		Preferred Stock		250	83

Total Solutionary, Inc.				346	83

Ancestry.com, Inc.	Information Services	Common Stock		452	880

Total Ancestry.com, Inc.				452	880

Good Technologies, Inc.		Common Stock		603	603

Total Good Technologies Inc.				603	603

Coveroo, Inc.	Information Services	Preferred Stock Warrants		7	—

Total Coveroo, Inc.				7	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Zeta Interactive Corporation	Information Services	Senior Debt Matures November 2012 Interest rate 9.50%	$4,731	$4,732	$4,731
		Senior Debt Matures November 2012 Interest rate 10.50%
			$6,484	6,719	6,719
		Preferred Stock Warrants		172	—
		Preferred Stock		500	310

Total Zeta Interactive Corporation				12,123	11,760

Total Information Services (10.30%)*				38,476	37,740

Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock		1,567	542

Total Novadaq Technologies, Inc.				1,567	542

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt Matures June 2011 Interest rate 10.25%	$7,696	7,516	7,515
		Preferred Stock Warrants		760	342
Optiscan Biomedical, Corp.		Preferred Stock		3,000	3,000

Total Optiscan Biomedical, Corp.				11,276	10,857

Total Diagnostic (3.11%)*				12,843	11,399

Kamada, LTD. (5)	Biotechnology Tools	Common Stock Warrants		159	149
		Common Stock		794	1,161

Total Kamada, LTD.				953	1,310

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures November 2012 Interest rate Prime + 8.6% or Floor rate of 11.85%
			$3,500	3,323	3,323
		Common Stock Warrants		192	235

Total Labcyte, Inc.				3,515	3,558

NuGEN Technologies, Inc.	Biotechnology Tools	Senior Debt
		Matures November 2010 Interest rate Prime + 3.45% or Floor rate of 6.75%	$785	780	780
		Senior Debt
		Matures November 2010 Interest rate Prime + 1.70% or Floor rate of 6.75%	$442	442	442
		Preferred Stock Warrants		45	391
		Preferred Stock Warrants		33	41
		Preferred Stock		500	587

Total NuGEN Technologies, Inc.				1,800	2,241

Solace Pharmaceuticals, Inc.(4)	Biotechnology Tools	Senior Debt Matures August 2012 Interest rate Prime + 4.25% or Floor rate of 9.85%	$2,617	2,560	2,560
		Preferred Stock Warrants		42	—
		Preferred Stock Warrants		54	—

Total Solace Pharmaceuticals, Inc.				2,656	2,560

Total Biotechnology Tools (2.64%)*				8,924	9,669

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants		37	—
		Preferred Stock		250	26

Total Crux Biomedical, Inc.				287	26

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)

Transmedics, Inc.(4)(8)	Surgical Devices	Senior Debt Matures December 2011 Interest rate Prime + 5.25% or Floor rate of 10.50%	$9,475	$9,384	$2,384
		Preferred Stock Warrants		225	—

Total Transmedics, Inc.				9,609	2,384

Total Surgical Devices (0.66%)*				9,896	2,410

Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants		482	283

Total Glam Media, Inc.				482	283

Waterfront Media Inc.	Media/Content/Info	Preferred Stock Warrants		60	592
		Preferred Stock		1,000	1,500

Total Waterfront Media Inc.				1,060	2,092

Total Media/Content/Info (0.65%)*				1,542	2,375

Total Investments				$380,351	$370,437

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $17,409, $30,495 and $13,086, respectively. The tax cost of investments is $379,600.
(3)	Except for warrants in five publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2009. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at December 31, 2009, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc. (0.64%)*(4)	Drug Discovery	Senior Debt Matures January 2010 Interest rate 10.25%	$1,753	$1,728	$1,728
		Preferred Stock Warrants		69	596
		Preferred Stock Warrants		35	116
Acceleron Pharmaceuticals, Inc. (0.35%)		Preferred Stock		1,243	1,354

Total Acceleron Pharmaceuticals, Inc.				3,075	3,794

Aveo Pharmaceuticals, Inc. (3.99%)(4)	Drug Discovery	Senior Debt Matures November 2011 Interest rate 11.13%	$15,000	14,904	14,904
		Preferred Stock Warrants		190	257
		Preferred Stock Warrants		104	83
		Preferred Stock Warrants		24	28

Total Aveo Pharmaceuticals, Inc.				15,222	15,272

Elixir Pharmaceuticals, Inc. (2.91%)(4)	Drug Discovery	Senior Debt Matures December 2010 Interest rate Prime + 4.50%	$11,000	11,000	11,000
		Preferred Stock Warrants		217	116

Total Elixir Pharmaceuticals, Inc.				11,217	11,116

EpiCept Corporation (0.33%)(4)	Drug Discovery	Senior Debt Matures April 2009 Interest rate 15.00%	$8	8	8
		Common Stock Warrants		161	992
		Common Stock Warrants		40	250

Total EpiCept Corporation				209	1,250

Horizon Therapeutics, Inc. (1.92%)(4)	Drug Discovery	Senior Debt Matures July 2011 Interest rate Prime + 1.50%	$7,200	7,042	7,042
		Preferred Stock Warrants		231	281

Total Horizon Therapeutics, Inc.				7,273	7,323

Inotek Pharmaceuticals Corp. (0.30%)	Drug Discovery	Preferred Stock		1,500	1,144

Total Inotek Pharmaceuticals Corp.				1,500	1,144

Memory Pharmaceuticals Corp. (2.87%)(4)	Drug Discovery	Senior Debt Matures December 2010 Interest rate 11.45%	$11,879	10,979	10,979
		Common Stock Warrants		1,751	—

Total Memory Pharmaceuticals Corp.				12,730	10,979

Merrimack Pharmaceuticals, Inc. (0.19%)(4)	Drug Discovery	Preferred Stock Warrants		155	743
Merrimack Pharmaceuticals, Inc. (0.68%)		Preferred Stock		2,000	2,610

Total Merrimack Pharmaceuticals, Inc.				2,155	3,353

Paratek Pharmaceuticals, Inc. (0.04%)(4)	Drug Discovery	Preferred Stock Warrants		137	164
Paratek Pharmaceuticals, Inc. (0.24%)		Preferred Stock		1,000	926

Total Paratek Pharmaceuticals, Inc.				1,137	1,090

Portola Pharmaceuticals, Inc. (3.14%)(4)	Drug Discovery	Senior Debt Matures September 2011 Interest rate Prime + 2.16%	$11,668	11,600	11,600
		Preferred Stock Warrants		152	399

Total Portola Pharmaceuticals, Inc.				11,752	11,999

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Recoly, N.V. (0.79%)(6)	Drug Discovery	Senior Debt Matures May 2012 Interest rate Prime + 4.25%	$3,000	3,000	3,000

Total Recoly, N.V.				3,000	3,000

Total Drug Discovery (18.39%)				69,270	70,320

Affinity Videonet, Inc. (1.70%)(4)	Communications & Networking	Senior Debt Matures June 2012 Interest rate Prime + 4.50%	$4,000	3,942	3,942
		Senior Debt Matures June 2012 Interest rate Prime + 5.50%	$2,000	2,000	2,000
		Revolving Line of Credit Matures June 2012 Interest rate Prime + 3.50%	$500	500	500
		Preferred Stock Warrants		75	57

Total Affinity Videonet, Inc.				6,517	6,499

E-Band Communications, Inc. (0.24%)(7)	Communications & Networking	Preferred Stock		2,000	904

Total E-Band Communications, Inc.				2,000	904

IKANO Communications, Inc. (3.22%)(4)	Communications & Networking	Senior Debt Matures April 2011 Interest rate 11.00%	$11,946	11,946	11,946
		Preferred Stock Warrants		45	147
		Preferred Stock Warrants		73	221

Total IKANO Communications, Inc.				12,064	12,314

Kadoink, Inc. (0.50%)(4)	Communications & Networking	Senior Debt Matures April 2011 Interest rate Prime + 2.00%	$1,879	1,832	1,832
		Preferred Stock Warrants		73	72
Kadoink, Inc. (0.07%)		Preferred Stock		250	250

Total Kadoink, Inc.				2,155	2,154

Neonova Holding Company (2.35%)	Communications & Networking	Senior Debt Matures September 2012 Interest rate Prime + 3.25%	$9,000	8,931	8,931
		Preferred Stock Warrants		94	66
Neonova Holding Company (0.06%)		Preferred Stock		250	224

Total Neonova Holding Company				9,275	9,221

Peerless Network, Inc. (0.34%)(5)(7)	Communications & Networking	Senior Debt Matures June 2011 Interest rate Prime + 3.25%	$1,378	1,318	1,318
		Preferred Stock Warrants		95	—
Peerless Network, Inc. (0.00%)		Preferred Stock		1,000	—

Total Peerless Network, Inc.				2,413	1,318

Ping Identity Corporation (0.00%)(4)	Communications & Networking	Preferred Stock Warrants		52	2

Total Ping Identity Corporation				52	2

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Purcell Systems, Inc. (2.55%)	Communications & Networking	Senior Debt Matures June 2010 Interest rate Prime + 3.50%	$1,659	1,601	1,601
		Revolving Line of Credit Matures July 2009 Interest rate Prime + 2.75%	$6,000	6,000	6,000
		Senior Debt Matures July 2011 Interest rate Prime + 3.50%	$1,600	1,600	1,600
		Preferred Stock Warrants		123	538

Total Purcell Systems, Inc.				9,324	9,739

Rivulet Communications, Inc. (0.51%)(5)	Communications & Networking	Senior Debt Matures April 2010 Interest rate 10.50%	$1,982	1,960	1,960
		Preferred Stock Warrants		50	—
Rivulet Communications, Inc. (0.00%)		Preferred Stock		250	4

Total Rivulet Communications, Inc.				2,260	1,964

Seven Networks, Inc. (2.64%)(4)	Communications & Networking	Senior Debt Matures April 2010 Interest rate Prime + 6.00%	$6,941	6,875	6,875
		Revolving Line of Credit Matures September 2009 Interest rate Prime + 5.00%	$3,000	3,000	3,000
		Preferred Stock Warrants		174	208

Total Seven Networks, Inc.				10,049	10,083

Stoke, Inc. (0.71%)	Communications & Networking	Senior Debt Matures August 2010 Interest rate 10.55%	$574	545	545
		Senior Debt Matures August 2010 Interest rate 10.05%	$1,144	1,144	1,144
		Senior Debt Matures August 2010 Interest rate 7.30%	$946	946	946
		Preferred Stock Warrants		53	91

Total Stoke, Inc.				2,688	2,726

Tectura Corporation (6.54%)(4)	Communications & Networking	Senior Debt Matures April 2012 Interest rate LIBOR + 6.90%	$7,232	7,439	7,439
		Revolving Line of Credit Matures April 2009 Interest rate LIBOR + 6.35%	$12,000	12,000	12,000
		Revolving Line of Credit Matures March 2009 Interest rate LIBOR + 7.50%	$5,507	5,507	5,507
		Preferred Stock Warrants		51	77

Total Tectura Corporation				24,997	25,023

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Wireless Channels, Inc. (3.04%)(4)	Communications & Networking	Senior Debt Matures April 2010 Interest rate Prime + 4.25%	$10,000	10,384	10,384
		Senior Debt Matures August 2010 Interest rate Prime + 0.50%	$895	895	895
		Preferred Stock Warrants		155	344

Total Wireless Channels, Inc.				11,434	11,623

Zayo Bandwidth, Inc. (6.42%)	Communications & Networking	Senior Debt Matures November 2013 Interest rate Libor + 5.25%	$25,000	25,000	24,563

Total Zayo Bandwith, Inc.				25,000	24,563

Total Communications & Networking (30.89%)				120,228	118,133

Atrenta, Inc. (2.36%)(5)	Software	Senior Debt Matures January 2010 Interest rate 11.50%	$2,789	2,742	2,742
		Revolving Line of Credit Matures October 2009 Interest rate Prime + 2.00%	$6,000	6,000	6,000
		Preferred Stock Warrants		103	176
		Preferred Stock Warrants		34	58
		Preferred Stock Warrants		71	43
Atrenta, Inc. (0.05%)		Preferred Stock		250	197

Total Atrenta, Inc.				9,200	9,216

Blurb, Inc. (1.76%)	Software	Senior Debt Matures December 2009 Interest rate 9.55%	$1,414	1,405	1,405
		Senior Debt Matures June 2011 Interest rate Prime + 3.50%	$5,000	4,701	4,701
		Preferred Stock Warrants		25	350
		Preferred Stock Warrants		299	276

Total Blurb, Inc.				6,430	6,732

Braxton Technologies, LLC. (2.64%)(5)	Software	Senior Debt Matures July 2012 Interest rate Libor + 7.25%	$10,000	9,916	9,916
		Preferred Stock Warrants		188	172

Total Braxton Technologies, LLC.				10,104	10,088

Bullhorn, Inc. (0.26%)	Software	Senior Debt Matures November 2010 Interest rate Prime + 3.75%	$782	760	760
		Preferred Stock Warrants		43	222

Total Bullhorn, Inc.				803	982

Cittio, Inc. (0.19%)	Software	Senior Debt Matures May 2010 Interest rate 11.00%	$731	720	720
		Preferred Stock Warrants		53	—

Total Cittio, Inc.				773	720

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Clickfox, Inc. (0.65%)	Software	Senior Debt Matures September 2011 Interest rate 10.25%	$2,500	2,357	2,357
		Preferred Stock Warrants		163	131

Total Clickfox, Inc.				2,520	2,488

Forescout Technologies, Inc. (0.40%)(4)	Software	Senior Debt Matures August 2009 Interest rate 11.15%	$906	892	892
		Revolving Line of Credit Matures March 2009 Interest rate Prime + 2.25%	$500	500	500
		Preferred Stock Warrants		99	130

Total Forescout Technologies, Inc.				1,491	1,522

GameLogic, Inc. (0.00%)(4)	Software	Preferred Stock Warrants		92	3

Total GameLogic, Inc.				92	3

Gomez, Inc. (0.22%)(4)	Software	Preferred Stock Warrants		35	833

Total Gomez, Inc.				35	833

HighJump Acquisition, LLC. (3.92%)(4)	Software	Senior Debt Matures May 2013 Interest rate Prime + 7.50%	$15,000	15,000	15,000

Total HighJump Acquisition, LLC.				15,000	15,000

HighRoads, Inc. (0.02%)(4)	Software	Preferred Stock Warrants		44	59

Total HighRoads, Inc.				44	59

Infologix, Inc. (5.49%)(4)	Software	Senior Debt Matures May 2012 Interest rate Prime + 8.75%	$12,000	12,007	12,007
		Revolving Line of Credit Matures November 2009 Interest rate Prime + 6.75%	$9,000	9,000	9,000

Total Infologix, Inc.				21,007	21,007

Intelliden, Inc. (0.37%)	Software	Senior Debt Matures February 2010 Interest rate 13.20%	$1,399	1,394	1,394
		Preferred Stock Warrants		18	38

Total Intelliden, Inc.				1,412	1,432

Oatsystems, Inc. (0.00%)(4)	Software	Preferred Stock Warrants		67	—

Total Oatsystems, Inc.				67	—

Proficiency, Inc. (0.00%)(6)(7)(8)	Software	Senior Debt Matures August 2012 Interest rate 8.00%	$1,500	1,497	—
		Preferred Stock Warrants		97	—
Proficiency, Inc. (0.00%)		Preferred Stock		2,750	—

Total Proficiency, Inc.				4,344	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
PSS Systems, Inc. (0.65%)(4)	Software	Senior Debt Matures May 2010 Interest rate 11.48%	$2,423	2,403	2,403
		Preferred Stock Warrants		51	96

Total PSS Systems, Inc.				2,454	2,499

Rockyou, Inc. (0.72%)(4)	Software	Senior Debt Matures May 2011 Interest rate Prime + 2.50%	$2,750	2,674	2,674
		Preferred Stock Warrants		117	66

Total Rockyou, Inc.				2,791	2,740

Savvion, Inc. (1.42%)(4)	Software	Senior Debt Matures April 2009 Interest rate Prime + 3.45%	$331	279	279
		Revolving Line of Credit Matures March 2009 Interest rate Prime + 4.45%	$3,366	3,366	3,366
		Revolving Line of Credit Matures March 2009 Interest rate Prime + 3.00%	$1,619	1,619	1,619
		Preferred Stock Warrants		53	168

Total Savvion, Inc.				5,317	5,432

Sportvision, Inc. (0.02%)(4)	Software	Preferred Stock Warrants		39	91

Total Sportvision, Inc.				39	91

WildTangent, Inc. (0.01%)	Software	Preferred Stock Warrants		238	41

Total WildTangent, Inc.				238	41

Total Software (21.15%)				84,161	80,885

Luminus Devices, Inc. (3.08%)(4)	Electronics & Computer Hardware	Senior Debt Matures December 2010 Interest rate 12.875%	$11,792	11,514	11,514
		Preferred Stock Warrants		183	50
		Preferred Stock Warrants		84	25
		Preferred Stock Warrants		334	189

Total Luminus Devices, Inc.				12,115	11,778

Maxvision Holding, LLC. (2.71%)(4)	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 5.50%	$5,000	5,000	5,000
		Senior Debt Matures April 2012 Interest rate Prime + 2.25%	$5,167	5,363	5,363
Maxvision Holding, LLC. (0.07%)(4)		Common Stock		81	268

Total Maxvision Holding, LLC.				10,444	10,631

Shocking Technologies, Inc. (0.94%)	Electronics & Computer Hardware	Senior Debt Matures December 2010 Interest rate 9.75%	$225	192	192
		Senior Debt Matures December 2010 Interest rate 7.50%	$3,365	3,365	3,365
		Preferred Stock Warrants		63	55

Total Shocking Technologies, Inc.				3,620	3,612

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
SiCortex, Inc. (1.83%)	Electronics & Computer Hardware	Senior Debt Matures December 2010 Interest rate 10.95%	$7,364	7,274	6,774
		Preferred Stock Warrants		164	216

Total SiCortex, Inc.				7,438	6,990

Spatial Photonics, Inc. (0.97%)(4)	Electronics & Computer Hardware	Senior Debt Matures April 2011 Interest rate 10.066%	$3,216	3,146	3,146
		Senior Debt Mature April 2011 Interest rate 9.217%	$321	321	321
		Preferred Stock Warrants		131	251
Spatial Photonics, Inc. (0.13%)		Preferred Stock		500	500

Total Spatial Photonics Inc.				4,098	4,218

VeriWave, Inc. (0.85%)	Electronics & Computer Hardware	Senior Debt Matures May 2010 Interest rate 10.75%	$2,549	2,507	2,507
		Revolving Line of Credit Matures September 2009 Interest rate Prime + 4.50%	$630	630	630
		Preferred Stock Warrants		54	76
		Preferred Stock Warrants		46	38

Total VeriWave, Inc.				3,237	3,251

Total Electronics & Computer Hardware (10.58%)				40,952	40,480

Aegerion Pharmaceuticals, Inc. (2.08%)(5)	Specialty Pharmaceuticals	Senior Debt Matures September 2011 Interest rate Prime + 2.50%	$7,525	7,525	7,525
		Covertible Senior Debt Matures December 2009 Interest rate Prime + 2.50%	$178	178	178
		Preferred Stock Warrants		69	272
Aegerion Pharmaceuticals, Inc. (0.26%)(4)		Preferred Stock		1,000	1,000

Total Aegerion Pharmaceuticals, Inc.				8,772	8,975

Panacos Pharmaceuticals, Inc. (0.00%)(4)	Specialty Pharmaceuticals	Common Stock Warrants		877	11
Panacos Pharmaceuticals, Inc. (0.01%)		Common Stock		410	28

Total Panacos Pharmaceuticals, Inc.				1,287	39

Quatrx Pharmaceuticals Company (5.26%)(4)	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime +4.85%	$20,000	19,761	19,761
		Covertible Senior Debt Matures May 2009 Interest rate Prime + 2.50%	$82	82	82
		Preferred Stock Warrants		220	143
		Preferred Stock Warrants		308	120
Quatrx Pharmaceuticals Company (0.20%)		Preferred Stock		750	750

Total Quatrx Pharmaceuticals Company				21,121	20,856

Total Specialty Pharmaceuticals (7.81%)				31,180	29,870

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Annie’s, Inc. (1.59%)	Consumer & Business Products	Senior Debt - Second Lien Matures April 2011 Interest rate LIBOR + 6.50%	$6,000	5,824	5,824
		Preferred Stock Warrants		321	273

Total Annie’s, Inc.				6,145	6,097

IPA Holdings, LLC. (4.50%)(4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 3.50%	$10,000	10,000	10,000
		Senior Debt Matures May 2013 Interest rate Prime + 6.00%	$6,500	6,590	6,590
		Revolving Line of Credit Matures November 2012 Interest rate Prime + 2.50%	$600	600	600
IPA Holding, LLC.(0.12%)		Common Stock		500	447

Total IPA Holding, LLC.				17,690	17,637

Market Force Information, Inc. (0.01%)(4)	Consumer & Business Products	Preferred Stock Warrants		24	40
Market Force Information, Inc. (0.07%)		Preferred Stock		500	274

Total Market Force Information, Inc.				524	314

OnTech Operations, Inc. (0.01%)(8)	Consumer & Business Products	Revolving Line of Credit Matures June 2009 Interest rate Prime + 5.625%	$54	54	54
		Preferred Stock Warrants		453	—
		Preferred Stock Warrants		218	—
OnTech Operations, Inc. (0.00%)		Preferred Stock		1,000	—

Total OnTech Operations, Inc.				1,725	54

Wageworks, Inc. (0.23%)(4)	Consumer & Business Products	Preferred Stock Warrants		252	881
Wageworks, Inc. (0.07%)		Preferred Stock		250	266

Total Wageworks, Inc.				502	1,147

Total Consumer & Business Products (6.60%)				26,586	25,249

Custom One Design, Inc. (0.14%)(8)	Semiconductors	Senior Debt Matures September 2010 Interest rate 11.50%	$775	765	523
		Common Stock Warrants		18	—

Total Custom One Design, Inc.				783	523

Enpirion, Inc. (1.97%)	Semiconductors	Senior Debt Matures August 2011 Interest rate Prime + 4.00%	$7,500	7,389	7,389
		Preferred Stock Warrants		157	136

Total Enpirion, Inc.				7,546	7,525

iWatt Inc. (0.07%)(4)	Semiconductors	Preferred Stock Warrants		46	28
		Preferred Stock Warrants		51	13
		Preferred Stock Warrants		73	13
		Preferred Stock Warrants		458	222
iWatt Inc. (0.25%)		Preferred Stock		490	961

Total iWatt Inc.				1,118	1,237

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
NEXX Systems, Inc. (2.03%)(4)	Semiconductors	Senior Debt Matures March 2010 Interest rate Prime + 3.50%	$2,659	2,593	2,593
		Revolving Line of Credit Matures December 2009 Interest rate Prime + 3.00%	$4,605	4,605	4,605
		Revolving Line of Credit Matures December 2009 Interest rate Prime + 5.00%	$395	395	395
		Preferred Stock Warrants		165	182

Total NEXX Systems, Inc.				7,758	7,775

Quartics, Inc. (0.08%)(4)(8)	Semiconductors	Senior Debt Matures August 2010 Interest rate 8.80%	$629	601	286
		Preferred Stock Warrants		53	—

Total Quartics, Inc.				654	286

Solarflare Communications, Inc. (0.11%)(4)	Semiconductors	Senior Debt Matures August 2010 Interest rate 11.75%	$464	420	420
		Preferred Stock Warrants		83	—
Solarflare Communications, Inc. (0.00%)		Preferred Stock		641	—

Total Solarflare Communications, Inc.				1,144	420

Total Semiconductors (4.65%)				19,003	17,766

Labopharm, Inc. (5.55%)(4)(6)	Drug Delivery	Senior Debt Matures December 2011 Interest rate 10.95%	$20,000	19,582	19,582
		Common Stock Warrants		458	1,206
		Common Stock Warrants		143	422

Total Labopharm USA, Inc.				20,183	21,210

Transcept Pharmaceuticals, Inc. (0.90%)(5)	Drug Delivery	Senior Debt Matures October 2009 Interest rate 10.69%	$3,353	3,334	3,334
		Preferred Stock Warrants		35	46
		Preferred Stock Warrants		51	75
Transcept Pharmaceuticals, Inc. (0.07%)(4)		Preferred Stock		500	287

Total Transcept Pharmaceuticals, Inc.				3,920	3,742

Total Drug Delivery (6.52%)				24,103	24,952

BARRX Medical, Inc.(0.86%)(4)	Therapeutic	Senior Debt Mature December 2011 Interest rate 11.00%	$3,333	3,270	3,270
		Preferred Stock Warrants		63	41
BARRX Medical, Inc. (0.36%)		Preferred Stock		1,500	1,388

Total BARRX Medical, Inc.				4,833	4,699

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
EKOS Corporation (1.29%)	Therapeutic	Senior Debt Matures November 2010 Interest rate Prime + 2.00%	$5,000	4,846	4,846
		Preferred Stock Warrants		175	51
		Preferred Stock Warrants		153	25

Total EKOS Corporation				5,174	4,922

Gelesis, Inc. (0.39%)	Therapeutic	Senior Debt Matures May 2012 Interest rate Prime + 5.65%	$1,500	1,477	1,477
		Preferred Stock Warrants		27	27

Total Gelesis, Inc.				1,504	1,504

Gynesonics, Inc. (0.02%)(4)	Therapeutic	Preferred Stock Warrants		18	92
Gynesonics, Inc. (0.08%)		Preferred Stock		250	304

Total Gynesonics, Inc.				268	396

Light Science Oncology, Inc. (0.01%)	Therapeutic	Preferred Stock Warrants		98	26

Total Light Science Oncology, Inc.				98	26

Novasys Medical, Inc. (0.96%)(4)	Therapeutic	Senior Debt Matures February 2010 Interest rate 9.70%	$3,607	3,588	3,588
		Preferred Stock Warrants		71	56
		Preferred Stock Warrants		54	25
Novasys Medical, Inc.(0.12%)		Preferred Stock		555	444

Total Novasys Medical, Inc.				4,268	4,113

Power Medical Interventions, Inc. (0.00%)	Therapeutic	Common Stock Warrants		21	1

Total Power Medical Interventions, Inc.				21	1

Total Therapeutic (4.09%)				16,166	15,661

Cozi Group, Inc. (0.04%)	Internet Consumer & Business Services	Preferred Stock Warrants		147	150
Cozi Group, Inc. (0.06%)		Preferred Stock		177	225

Total Cozi Group, Inc.				324	375

Invoke Solutions, Inc. (0.29%)(4)	Internet Consumer & Business Services	Senior Debt Matures November 2009 Interest rate Prime + 3.75%	$983	990	990
		Preferred Stock Warrants		56	101
		Preferred Stock Warrants		26	23

Total Invoke Solutions, Inc.				1,072	1,114

Prism Education Group Inc. (0.42%)	Internet Consumer & Business Services	Senior Debt Matures December 2010 Interest rate 11.25%	$1,516	1,492	1,492
		Preferred Stock Warrants		43	115

Total Prism Education Group Inc.				1,535	1,607

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
RazorGator Interactive Group, Inc. (0.94%)(5)	Internet Consumer & Business Services	Revolving Line of Credit Matures January 2009 Interest rate Prime + 1.80%	$3,000	3,000	3,000
		Preferred Stock Warrants		13	562
		Preferred Stock Warrants		29	42
RazorGator Interactive Group, Inc. (0.45%)		Preferred Stock		1,000	1,708

Total RazorGator Interactive Group, Inc.				4,042	5,312

Serious USA, Inc. (0.36%)	Internet Consumer & Business Services	Senior Debt Matures February 2011 Interest rate Prime + 7.00%	$2,906	2,851	1,351
		Preferred Stock Warrants		93	—

Total Serious USA, Inc.				2,944	1,351

Spa Chakra, Inc. (2.61%)	Internet Consumer & Business Services	Senior Debt Matures June 2010 Interest rate 14.45%%	$10,000	10,000	10,000

Total Spa Chakra, Inc.				10,000	10,000

Total Internet Consumer & Business Services (5.17%)				19,917	19,759

Lilliputian Systems, Inc. (1.15%)(4)	Energy	Senior Debt Matures March 2010 Interest rate Prime + 6.00%	$4,324	4,204	4,204
		Preferred Stock Warrants		155	190

Total Lilliputian Systems, Inc.				4,359	4,394

Total Energy (1.15%)				4,359	4,394

Active Response Group, Inc. (2.58%)(4)	Information Services	Senior Debt Matures March 2012 Interest rate LIBOR + 6.55%	$6,905	6,863	6,863
		Revolving Line of Credit Matures December 2009 Interest rate Prime + 14.00%	$3,000	3,000	3,000
		Common Stock Warrants		92	11
		Preferred Stock Warrants		46	11
Active Response Group, Inc. (0.03%)(4)		Common Stock		105	105

Total Active Response Group, Inc.				10,106	9,990

Box.net, Inc. (0.37%)	Information Services	Senior Debt Matures June 2011 Interest rate Prime + 1.50%	$1,000	950	950
		Senior Debt Matures September 2011 Interest rate Prime + 0.50%	$400	400	400
		Preferred Stock Warrants		73	48

Total Box.net, Inc.				1,423	1,398

Buzznet, Inc. (0.00%)	Information Services	Preferred Stock Warrants		9	—
Buzznet, Inc. (0.06%)		Preferred Stock		250	224

Total Buzznet, Inc.				259	224

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
hi5 Networkss, Inc. (2.21%)	Information Services	Senior Debt Matures December 2010 Interest rate Prime + 2.5%	$3,000	3,000	3,000
		Senior Debt Matures June 2011 Interest rate Prime + 0.5%	$5,496	5,363	5,363
		Preferred Stock Warrants		213	75

Total hi5 Networks, Inc.				8,576	8,438

Jab Wireless, Inc. (3.94%)(4)	Information Services	Senior Debt Matures November 2012 Interest rate Prime + 6.50%	$15,000	14,822	14,822
		Preferred Stock Warrants		264	246

Total Jab Wireless, Inc.				15,086	15,068

Solutionary, Inc. (1.68%)(4)	Information Services	Senior Debt Matures June 2010 Interest rate LIBOR + 5.50%	$4,599	4,809	4,809
		Revolving Line of Credit Matures June 2010 Interest rate LIBOR + 5.00%	$1,500	1,500	1,500
		Preferred Stock Warrants		94	125
		Preferred Stock Warrants		2	3
Solutionary, Inc. (0.04%)		Preferred Stock		250	162

Total Solutionary, Inc.				6,655	6,599

The Generation Networks, Inc. (1.52%)(4)	Information Services	Senior Debt Matures December 2012 Interest rate 7.42%	$5,930	5,930	5,826
The Generation Networks, Inc. (0.12%)		Common stock		500	471

Total The Generation Networks, Inc.				6,430	6,297

Visto Corporation		Common Stock		603	603

Total Visto Corporation (0.16%)				603	603

Wallop Technologies, Inc. (0.03%)	Information Services	Senior Debt Matures April 2010 Interest rate 10.00%	$134	131	131
		Preferred Stock Warrants		7	—

Total Wallop Technologies, Inc.				138	131

Zeta Interactive Corporation (3.74%)(4)	Information Services	Senior Debt Matures November 2011 Interest rate Prime + 2.00%	$6,164	6,063	6,063
		Senior Debt Matures November 2011 Interest rate Prime + 3.00%	$8,000	8,000	8,000
		Preferred Stock Warrants		172	222
Zeta Interactive Corporation (0.13%)		Preferred Stock		500	500

Total Zeta Interactive Corporation				14,735	14,785

Total Information Services (16.61%)				64,011	63,533

Novadaq Technologies, Inc. (0.05%)	Diagnostic	Common Stock		1,626	193

Total Novadaq Technologies, Inc.				1,626	193

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Optiscan Biomedical, Corp. (2.69%)(4)	Diagnostic	Senior Debt Matures June 2011 Interest rate 10.25%	$10,000	9,518	9,518
		Preferred Stock Warrants		760	783
Optiscan Biomedical, Corp. (0.79%)		Preferred Stock		3,000	3,000

Total Optiscan Biomedical, Corp.				13,278	13,301

Total Diagnostic (3.53%)				14,904	13,494

Guava Technologies, Inc. (1.28%)	Biotechnology Tools	Senior Debt Matures May 2011 Interest rate Prime + 10.50%	$2,800	2,797	2,797
		Convertible Debt	$250	250	250
		Revolving Line of Credit Matures December 2009 Interest rate Prime + 9.50%	$1,840	1,840	1,840
		Preferred Stock Warrants		106	—
		Preferred Stock Warrants		68	—

Total Guava Technologies, Inc.				5,061	4,887

Kamada, LTD. (5.13%)(6)	Biotechnology Tools	Senior Debt Matures February 2012 Interest rate 10.60%	$20,000	19,572	19,572
		Common Stock Warrants		531	41
		Common Stock Warrants		20	8

Total Kamada, LTD.				20,123	19,621

NuGEN Technologies, Inc. (0.67%)	Biotechnology Tools	Senior Debt Matures November 2010 Interest rate Prime + 3.45%	$1,548	1,520	1,520
		Senior Debt Matures November 2010 Interest rate Prime + 1.70%	$892	892	892
		Preferred Stock Warrants		45	161
		Preferred Stock Warrants		33	18
NuGEN Technologies, Inc. (0.07%)		Preferred Stock		500	265

Total NuGEN Technologies, Inc.				2,990	2,856

Solace Pharmaceuticals, Inc.(0.46%)(5)	Biotechnology Tools	Senior Debt Matures August 2012 Interest rate Prime + 4.25%	$1,750	1,711	1,711
		Preferred Stock Warrants		42	49

Total Solace Pharmaceuticals, Inc.				1,753	1,760

Total Biotechnology Tools (7.61%)				29,927	29,124

Crux Biomedical, Inc. (0.00%)	Surgical Devices	Preferred Stock Warrants		37	—
Crux Biomedical, Inc. (0.01%)		Preferred Stock		250	26

Total Crux Biomedical, Inc.				287	26

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Transmedics, Inc. (2.61%)(5)	Surgical Devices	Senior Debt Matures December 2011 Interest rate Prime + 5.25%	$10,000	9,814	9,814
		Preferred Stock Warrants		224	173

Total Transmedics, Inc.				10,038	9,987

Total Surgical Devices (2.62%)				10,325	10,013

Glam Media, Inc. (2.18%)	Media/Content/Info	Revolving Line of Credit Matures April 2009 Interest rate Prime + 1.50%	$8,285	8,139	8,139
		Preferred Stock Warrants		483	209

Total Glam Media, Inc.				8,622	8,348

Waterfront Media Inc. (2.08%)(5)	Media/Content/Info	Senior Debt Matures September 2010 Interest rate Prime + 3.00%	$2,597	2,574	2,574
		Revolving Line of Credit Matures October 2009 Interest rate Prime + 1.25%	$5,000	5,000	5,000
		Preferred Stock Warrants		60	393
Waterfront Media Inc. (0.36%)		Preferred Stock		1,000	1,353

Total Waterfront Media Inc.				8,634	9,320

Total Media/Content/Info (4.62%)				17,256	17,668

Total Investments (151.99%)				$592,348	$581,301

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $8,473, $22,551 and $14,078, respectively. The tax cost of investments is $595,379.
(3)	Except for warrants in six publicly traded companies and common stock in three publicly traded companies, all investments are restricted at December 31, 2008 and were valued at fair value as determined in good faith by the Board of Directors. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt and warrant investments of this portfolio company have been pledged as collateral under the Credit Facility. Citigroup has an equity participation right on loans collateralized under the Credit Facility. The value of their participation right on unrealized gains in the related equity investments was approximately $498,000 at December 31, 2008 and is included in accrued liabilities and reduced the cumulative unrealized gain recognized by the Company at December 31, 2008.
(5)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(6)	Non-U.S. company or the company’s principal place of business is outside the United States.
(7)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company. All other investments are less than 5% owned.
(8)	Debt is on non-accrual status at December 31, 2008, and is therefore considered non-income producing.

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

	For the Years Ended December 31,
	2009	2008	2007
Investment Income:
Interest income
Non Control/Non Affiliate investments	$61,781	$67,080	$48,757
Affiliate investments	153	203	—
Control investments	266	—	—

Total interest income	62,200	67,283	48,757

Fees
Non Control/Non Affiliate investments	10,883	8,533	5,127
Affiliate investments	19	19	—
Control investments	1,175	—	—

Total fees	12,077	8,552	5,127

Total investment income	74,277	75,835	53,884
Operating expenses:
Interest	9,387	13,121	4,404
Loan fees	1,880	2,649	1,290
General and administrative	7,281	6,899	5,437
Employee Compensation:
Compensation and benefits	10,737	11,595	9,135
Stock-based compensation	1,888	1,590	1,127

Total employee compensation	12,625	13,185	10,262

Total operating expenses	31,173	35,854	21,393
Net investment income before provision for income taxes and investment gains and losses	43,104	39,981	32,491
Provision for income taxes	—	—	2

Net investment income	43,104	39,981	32,489
Net realized gain (loss) on investments
Non Control/Non Affiliate investments	(26,501)	2,643	2,791
Affiliate investments	(4,300)	—
Control investments	—	—	—

Total net realized gain (loss) on investments	(30,801)	2,643	2,791

Provision for excise tax	—	(203)	(139)
Net increase (decrease) in unrealized appreciation on investments
Non Control/Non Affiliate investments	(12,426)	(18,082)	8,980
Affiliate investments	5,334	(3,344)	(1,712)
Control investments	8,361	—	—

Total net increase (decrease) in unrealized appreciation on investments	1,269	(21,426)	7,268

Total net realized and unrealized gain (loss)	(29,532)	(18,986)	9,920

Net increase in net assets resulting from operations	$13,572	$20,995	$42,409

Net investment income before provision for income taxes and investment gains and losses per common share (see note 13):
Basic	$1.25	$1.23	$1.15

Diluted	$1.23	$1.23	$1.14

Change in net assets per common share:
Basic	$0.38	$0.64	$1.50

Diluted	$0.37	$0.64	$1.49

Weighted average shares outstanding
Basic	34,486	32,619	28,295

Diluted	34,891	32,619	28,387

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Common Stock		Capital in excess of par value	Unrealized Appreciation on Investments	Accumulated Realized Gains (Losses) on Investments	Distributions in Excess of Investment Income	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2006	21,927	$22	$257,235	$2,861	$(1,972)	$(2,732)	$—	$255,413
Net increase in net assets resulting from operations	—	—	—	7,268	2,791	32,488	(139)	42,409
Issuance of common stock	26	—	371	—	—	—	—	371
Issuance of common stock in public offerings, net of offering costs	10,040	11	128,331	—	—	—	—	128,342
Issuance of common stock from warrant exercises	291	—	3,071	—	—	—	—	3,071
Issuance of common stock under dividend reinvestment plan	250	—	3,304	—	—	—	—	3,304
Issuance of common stock under restricted stock plan	7	—	—	—	—	—	—	—
Dividends declared	—	—	—	—	—	(33,313)	—	(33,313)
Stock-based compensation	—	—	1,140	—	—	—	—	1,140

Balance at December 31, 2007	32,541	$33	$393,452	$10,129	$819	$(3,557)	$(139)	$400,737

Net increase in net assets resulting from operations	—	—	—	(21,426)	2,643	39,981	(203)	20,995
Issuance of common stock	7	—	70	—	—	—	—	70
Issuance of common stock from exercise of warrants	88	—	934	—	—	—	—	934
Issuance of common stock under restricted stock plan	238	—	—	—	—	—	—	—
Issuance of common stock under dividend reinvestment plan	222	—	1,414	—	—	—	—	1,414
Dividends declared	—	—	—	—	—	(43,282)	—	(43,282)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(1,700)	—	444	1,256	—	—
Stock-based compensation	—	—	1,590	—	—	—	—	1,590

Balance at December 31, 2008	33,096	$33	$395,760	$(11,297)	$3,906	$(5,602)	$(342)	$382,458

Net increase in net assets resulting from operations	—	—	—	1,269	(30,801)	43,104	—	13,572
Issuance of common stock	3	—	22	—	—	—	—	22
Issuance of common stock under restricted stock plan	307	—	—	—	—	—	—	—
Issuance of common stock under dividend reinvestment plan	307	—	2,862	—	—	—	—	2,862
Issuance of common stock dividend in first quarter of 2009	1,921	2	9,530	—	—	—	—	9,532
Dividends declared	—	—	—	—	—	(43,914)	—	(43,914)
Stock-based compensation	—	—	1,983	—	—	—	—	1,983
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(1,121)	—	(1,234)	2,355	—	—

Balance at December 31, 2009	35,634	$35	$409,036	$(10,028)	$(28,129)	$(4,057)	$(342)	$366,515

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Years Ended December 31,
	2009	2008	2007
Cash flows from operating activities:
Net increase in net assets resulting from operations	$13,572	$20,995	$42,409
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(98,413)	(351,928)	(368,118)
Principal payments received on investments	282,544	269,930	128,683
Proceeds from sale of investments	5,769	20,170	5,966
Net unrealized appreciation on investments	(1,269)	21,426	(7,268)
Net unrealized appreciation on investments due to lender	29	143	(82)
Net realized loss (gain) on investments	30,801	(2,643)	(2,791)
Accretion of paid-in-kind principal	(2,959)	(954)	(321)
Accretion of loan discounts	(5,463)	(7,239)	(2,115)
Accretion of loan exit fees	(4,649)	(1,588)	(974)
Depreciation	367	306	204
Stock-based compensation	1,983	1,590	1,140
Common stock issued in lieu of Director compensation	22	70	371
Amortization of deferred loan origination revenue	(4,821)	(5,175)	(3,016)
Change in operating assets and liabilities:
Interest receivable	1,487	(830)	(2,506)
Prepaid expenses and other assets	4,335	506	(421)
Income tax receivable	—	—	34
Accounts payable	(70)	302	(360)
Excise tax payable	(196)	98	139
Accrued liabilities	2,484	1,840	1,758
Deferred loan origination revenue	375	5,454	6,158

Net cash provided by (used in) operating activities	225,928	(27,527)	(201,110)

Cash flows from investing activities:
Purchases of capital equipment and leasehold improvements	(134)	(606)	(181)
Other long-term assets	(360)	(6)	215

Net cash provided by (used in) investing activities	(494)	(612)	34

Cash flows from financing activities:
Proceeds from issuance of common stock, net	—	934	131,413
Dividends paid	(31,519)	(41,868)	(30,009)
Borrowings of credit facilities	98,988	252,499	246,550
Repayments of credit facilities	(185,170)	(169,967)	(153,300)
Fees paid for credit facilities and debentures	(147)	(4,073)	(2,126)

Net cash provided by (used in) financing activities	(117,848)	37,525	192,528
Net increase (decrease) in cash	107,586	9,386	(8,548)
Cash and cash equivalents at beginning of period	17,242	7,856	16,404

Cash and cash equivalents at end of period	$124,828	$17,242	$7,856

Supplemental Disclosure:
Interest paid	$9,386	$10,880	$2,812
Income taxes paid	—	6	2
Stock dividend	9,532	—	—

See notes to consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Description of Business, Basis of Presentation and Summary of Significant Accounting Policies

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development, which include select publicly listed companies and lower middle market companies. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in the Boston, Massachusetts, Boulder, Colorado and Chicago, Illinois. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003. The Company commenced operations on February 2, 2004 and commenced investment activities in September 2004.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 4).

The Company formed Hercules Technology II, L.P. (“HT II”), which was licensed on September 27, 2006, to operate as a Small Business Investment Company (“SBIC”) under the authority of the Small Business Administration (“SBA”). As an SBIC, HT II is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC (“HTM”), a limited liability company. HTM is a wholly-owned subsidiary of the Company. The Company is the sole limited partner of HT II and HTM is the general partner (see Note 4).

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs, (or other forms of pass-through entities). We currently qualify as a RIC for federal income tax purposes, which allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. The purpose of establishing these entities is to satisfy the RIC tax requirement that at least 90% of our gross income for income tax purposes is investment income.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments.

Summary of Significant Accounting Policies

Use of Estimates

The accompanying consolidated financial statements are presented in conformity with accounting principles generally accepted in the United States. This requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, and actual results could differ from those estimates.

Valuation of Investments

Our investments are carried at fair value in accordance with the 1940 Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures, (formerly known as SFAS No. 157,

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Fair Value Measurements). At December 31, 2009, approximately 73% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a) (41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors. Since there is typically no readily available market value for the investments in the Company’s portfolio, it values substantially all of its investments at fair value as determined in good faith pursuant to a consistent valuation policy and the Company’s Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

Our Board of Directors has engaged an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. However, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but doesn’t expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In October 2008, the Financial Accounting Standards Board, or the FASB, issued ASC 820-10-35, formerly known as FSP SFAS No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”, which clarifies the application of ASC 820 in a market that is not active. More specifically, this standard states that significant judgment should be applied to determine if observable data in a dislocated market represents forced liquidations or distressed sales and are not representative of fair value in an orderly transaction. The standard also provides further guidance that the use of a reporting entity’s own assumptions about future cash flows and appropriately risk-adjusted discount rates is acceptable when relevant observable inputs are not available. In addition, the standard provides guidance on the level of reliance of broker quotes or pricing services when measuring fair value in a non active market stating that less reliance should be placed on a quote that does not reflect actual market transactions and a quote that is not a binding offer.

Consistent with ASC 820, the Company determines fair value to be the amount for which an investment could be exchanged in a current sale, which assumes an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests.

In accordance with ASC 820, the Company has considered the principal market, or the market in which it exits its portfolio investments with the greatest volume and level of activity. ASC 820 requires that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. The Company

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

believes that the market participants for its investments are primarily other technology-related companies. Such participants acquire the company’s investments in order to gain access to the underlying assets of the portfolio company. As such, the Company believes the estimated value of the collateral of the portfolio company, up to the cost value of the investment, represents the fair value of the investment.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment, although the Company’s valuation policy is intended to provide a constant basis for determining the fair value of portfolio investments. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must determine the fair value of each individual investment on a quarterly basis. The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value.

As a business development company providing debt and equity capital primarily to technology-related companies, the Company invests primarily in illiquid securities including debt and equity-related securities of private companies. The Company’s investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that the Company makes and the nature of its business, its valuation process requires an analysis of various factors that might be considered in a hypothetical secondary market. The Company’s valuation methodology includes the examination of criteria similar to those used in its original investment decision, including, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

At each reporting date, privately held debt and equity securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions that could impact the valuation. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the debt and equity securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. The Company may consider, but is not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks in its evaluation of the fair value of its investment. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

An unrealized loss is recorded when an investment has decreased in value, including: where collection of a loan is doubtful, there is an adverse change in the underlying collateral or operational performance, there is a change in the borrower’s ability to pay, or there are other factors that lead to a determination of a lower valuation for the debt or equity security. Conversely, unrealized appreciation is recorded when the investment has appreciated in value. Securities that are traded in the over the counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Board of Directors estimates the fair value of warrants and other equity-related securities in good faith using a Black-Scholes pricing model and consideration of the issuer’s earnings, sales to third parties of similar securities, the comparison to publicly traded securities, and other factors.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of December 31, 2009 and 2008:

(in thousands) Description	12/31/2009	Investments at Fair Value as of December 31, 2009
		Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$314,842	$—	$—	$314,842
Senior debt-second lien	6,060	—	—	6,060
Preferred stock	22,875	—	—	22,875
Common stock	12,210	1,986	8,451	1,773
Warrants	14,450	—	3,374	11,076

	$370,437	$1,986	$11,825	$356,626

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands) Description	12/31/2008	Investments at Fair Value as of December 31, 2008
		Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$534,230	$—	$—	$534,230
Senior debt-second lien	5,824	—	—	5,824
Preferred stock	21,249	—	—	21,249
Common stock	2,115	221	—	1,894
Warrants	17,883	—	2,931	14,952

	$581,301	$221	$2,931	$578,149

The table below presents a reconciliation for all assets and liabilities measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the year ended December 31, 2009 and 2008

(in thousands)	Balance, January 1, 2009	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases, sales, repayments, and exit, net	Transfer in & out of Level 3	Balances, December 31, 2009
Senior debt	$534,230	$(27,192)	$4,698	$(196,894)	$—	$314,842
Senior debt-second lien	5,824	—	—	236	—	6,060
Preferred stock	21,249	(3,000)	4,373	661	(408)	22,875
Common stock	1,894	(105)	(749)	1,204	(471)	1,773
Warrants	14,952	(1,150)	(4,116)	1,390	—	11,076

Total	$578,149	$(31,447)	$4,206	$(193,403)	$(879)	$356,626

(in thousands)	Balance, January 1, 2008	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases, sales, repayments, and exit, net	Transfer in & out of Level 3	Balances, December 31, 2008
Senior debt	$482,123	$(2,089)	$(4,596)	$58,792	$—	$534,230
Senior debt-second lien	—	—	—	5,824	—	5,824
Preferred stock	23,265	(923)	(7,330)	6,237	—	21,249
Common stock	500	—	104	1,290	—	1,894
Warrants	16,852	(246)	(5,854)	4,200	—	14,952

Total	$522,740	$(3,258)	$(17,676)	$76,343	$—	$578,149

(1)	Includes net realized gains /(losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

At December 31, 2009, The Company had an investment in one portfolio company deemed to be a Control Investment and no investments in 2008 were deemed to be Control Investments. $1.4 million in investment income was derived from our debt investments in this portfolio company. No realized gains or losses related to Control Investments were recognized during the years end December 31, 2008 and 2007. The Company recognized unrealized appreciation of approximately $8.4 million on Control Investments in 2009. No unrealized appreciation or depreciation was recognized on Control Investments during the year end December 31, 2008 and 2007.

At December 31, 2009, the Company had an investment in one portfolio company deemed to be an Affiliate. Income derived from this investment was zero, as this is a non-income producing equity investment. At December 31, 2008, the Company had three portfolio companies deemed to be Affiliates.

For the year ended December 31, 2008, income derived from three investments was less than $230,000. One company that was an Affiliate in 2008 performed a capital raise in 2009 which resulted in the Company’s ownership percentage decreasing to less than 5% of the voting securities in the portfolio company. As a result, this portfolio company is no longer an Affiliate. We recognized a realized loss of approximately $4.0 million in the second quarter of 2009 in a portfolio company that was an Affiliate prior to the disposal of the investment. No realized gains or losses related to Affiliates were recognized in 2008 or 2007. During the year end December 31, 2009, The Company recognized unrealized appreciation of approximately $5.3 million related to Affiliates, primarily attributable to the reversal of unrealized depreciation to realized losses on one of the Affiliates. During the years end December 31, 2008 and 2007, The Company recognized unrealized depreciation of approximately $3.3 million and $1.7 million on Affiliate investments, respectively.

Security transactions are recorded on the trade-date basis.

Income Recognition

Interest income is recorded on the accrual basis to the extent it is expected to be collected. Original Issue Discount (“OID”), represents the estimated fair value of detachable equity warrants obtained in conjunction with the acquisition of debt securities and is accreted into interest income over the term of the loan as a yield enhancement. When a loan becomes 90 days or more past due, or if management otherwise does not expect the portfolio company to be able to service its debt and other obligations, the Company will, as a general matter, place the loan on non-accrual status and cease recognizing interest income on that loan until all principal and interest has been brought current through payment. However, Hercules may make exceptions to this policy if the investment has sufficient collateral value and is in the process of collection. There were five loans on non-accrual status as of December 31, 2009 with an aggregated cost of $25.5 million and fair values of $10.5 million. There were four loans on non-accrual as of December 31, 2008 with an aggregate cost of $2.9 million and fair value of approximately $864,000.

Contractual paid-in-kind (“PIK”) interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or if it does not expect the portfolio company to be able to pay all principal and interest due. To maintain its status as a RIC, PIK income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. For the years ended December 31, 2009, 2008 and 2007, the Company recognized approximately $2.9 million, $1.0 million and $381,000 in PIK income, respectively.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into fee income over the contractual life of the loan. The Company had approximately $2.4 million, $6.9 million and $6.6 million of unamortized fees at December 31, 2009, 2008 and 2007, respectively, and approximately $6.6 million, $3.6 million $2.0 million in exit fees receivable at December 31, 2009, 2008 and 2007, respectively.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment transaction closes. The Company had no income from advisory services in 2009, 2008 and 2007.

Financing costs

Debt financing costs are fees and other direct incremental costs incurred by the Company in obtaining debt financing and are recognized as prepaid expenses amortized into the consolidated statement of operations as loan fees over the term of the related debt instrument. Prepaid financing costs, net of accumulated amortization, were as follows:

	As of December 31
(in thousands)	2009	2008
Credit Facility	$—	$466
Wells Facility	325	814
SBA Debenture	3,622	3,922

	$3,947	$5,202

Cash Equivalents

The Company considers money market funds and other highly liquid short-term investments with a maturity of less than 90 days to be cash equivalents.

Stock Based Compensation

The Company recognizes share based compensation in accordance with ASC topic 718, formerly known as FAS 123, Share-Based Payment. Under ASC 718, compensation expense associated with stock based compensation is measured at the grant date based on the fair value of the award and is recognized over the vesting period. Determining the appropriate fair value model and calculating the fair value of stock-based awards at the grant date requires judgment, including estimating stock price volatility, forfeiture rate and expected option life.

Earnings Per Share (EPS)

Basic EPS is calculated by dividing net earnings applicable to common shareholders by the weighted average number of common shares outstanding. Common shares outstanding includes common stock and restricted stock for which no future service is required as a condition to the delivery of the underlying common stock. Diluted EPS includes the determinants of basic EPS and, in addition, reflects the dilutive effect of the common stock deliverable pursuant to stock options and to restricted stock for which future service is required as a condition to the delivery of the underlying common stock.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Income Taxes

We operate to qualify to be taxed as a RIC under the Internal Revenue Code. Generally, a RIC is entitled to deduct dividends it pays to its shareholders from its income to determine “taxable income.” Taxable income includes our net taxable interest, dividend and fee income, as well as our net realized capital gains. Taxable income includes our net taxable interest, dividend and fee income, as well as our net realized capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. In addition, taxable income generally excludes any unrealized appreciation or depreciation in our investments, because gains and losses are not included in taxable income until they are realized and required to be recognized. Taxable income includes certain income, such as contractual payment-in-kind interest and amortization of discounts and fees that is required to be accrued for tax purposes even though cash collections of such income are generally deferred until repayment of the loans or debt securities that gave rise to such income.

We have distributed and currently intend to distribute sufficient dividends to eliminate taxable income. We are subject to a nondeductible federal excise tax of 4% if we do not distribute at least 98% of our investment company taxable income in any calendar year and 98% of our capital gain net income for each one year period ending on October 31. We did not record an excise tax provision for the year ended December 31, 2009. In 2008, we recorded a provision for excise tax of approximately $203,000, on income and capital gains of approximately $5.0 million, which were distributed in 2009. The maximum amount of excess taxable income that may be carried over for distribution in the next year under the Code is the total amount of dividends paid in the following year, subject to certain declaration and payment guidelines.

Dividends

Dividends and distributions to common stockholders are approved by the Board of Directors on a quarterly basis and the dividend payable is recorded on the ex-dividend date.

We have adopted an “opt out” dividend reinvestment plan that provides for reinvestment of our distribution on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. During 2009 and 2008, the Company issued approximately 307,000 and 222,000 shares, respectively, of common stock to shareholders in connection with the dividend reinvestment plan.

On February 12, 2009, the Board of Directors announced a dividend of $0.32 per share payable to shareholders March 30, 2009. In accordance with the Internal Revenue Procedure released in January 2009, our Board of Directors determined that 90% of the dividend would be paid in newly issued shares of common stock and no more than 10% of the dividend would be paid in cash. The total dividend distribution was approximately $10.6 million of which $1.1 million was paid in cash and we distributed approximately 1.9 million shares of common stock. The market value per share of common stock used to compute the stock dividend was based on the volume weighted average price per share of the Company’s common stock for the three business day period of March 23, March 24 and March 25, 2009.

Segments

The Company lends to and invests in portfolio companies in various technology-related and life science sectors. The Company separately evaluates the performance of each of its lending and investment relationships.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All segment disclosures are included in or can be derived from the Company’s consolidated financial statements.

Reclassifications

Certain prior period information has been reclassified to conform to current year presentation.

Recent Accounting Pronouncements

In 2008, the Financial Accounting Standards Board (FASB) issued an update to Accounting Standards Codification (ASC) 260, Earnings per Share, that required us to calculate EPS using the two-class method beginning January 1, 2009. As a result, unvested awards of share-based payments with rights to receive dividends or dividend equivalents, such as our restricted stock , are considered to be participating securities. The adoption of this standard did not change previously reported basic and diluted change in net assets per share for 2008 and 2007.

In June 2009, the Financial Accounting Standards Board, or FASB, issued Statement of Financial Accounting Standards No. 168—The FASB Accounting Standards Codification and Hierarchy of Generally Accepted Accounting Principles, or SFAS 168. SFAS 168 introduced a new Accounting Standard Codification, or ASC, which organized current and future accounting standards into a single codified system. SFAS 168, which is now referred to as ASC Topic 105—Generally Accepted Accounting Principles, or ASC 105, under the new codification, superseded, but did not significantly change, all previously existing accounting standards. ASC 105 was effective for interim periods ending after September 15, 2009.

The Company adopted ASC 105 beginning with our quarter report on Form 10Q for the quarter ended September 30, 2009. In connection with adoption of this standard, The Company’s discussion about specific accounting standards must now reference the standards as set forth in the new codification. The original reference as well as the new ASC reference has been included to assist readers of the financial statements.

In April 2009, the FASB issued FASB Staff Position No. FAS 107-1 and APB 28-1—Interim Disclosures about Fair Value of Financial Instruments, which was subsequently incorporated into ASC Topic 825—Financial Instruments. The April 2009 guidance requires disclosures about financial instruments, including fair value, carrying amount, and method and significant assumptions used to estimate the fair value. This standard was adopted as of June 30, 2009. The adoption of this standard did not have a significant impact on the Company’s consolidated financial statements.

In April 2009, the FASB issued FASB Staff Position No. FAS 115-2 and 124-2, Recognition and Presentation of Other-Than-Temporary Impairment, which was subsequently included in ASC 320-10-35. This guidance amends the existing guidance regarding impairments for investments in debt securities. Specifically, it changes how companies determine if an impairment is considered to be other-than-temporary and the related accounting. This standard also requires increased disclosures. The adoption of this standard did not have a significant impact on the Company’s consolidated financial statements.

In May 2009, the FASB issued SFAS 165—Subsequent Events, which was subsequently included in ASC Topic 855—Subsequent Events, or ASC 855. This guidance establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, and specifically requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The Company adopted this guidance during the quarter ended June 30, 2009. For the period ended December 31, 2009, management has evaluated all subsequent events through the filing date of this report.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

In January 2010, the FASB issued ASU No. 2010-01, Accounting for Distributions to Shareholders with Components of Stock and Cash (“ASU 2001-01”), which addresses the accounting for a distribution to shareholders that offers them the ability to elect to receive their entire distribution in cash or shares of equivalent value with a potential limitation on the total amount of cash that shareholders can receive in the aggregate. ASU 2010-01 clarifies that the stock portion of such a distribution is considered a share issuance reflected prospectively in earnings per share. ASU 2010-01 is effective for interim and annual periods ending after December 15, 2009 and should be applied on a prospective basis. The Company adopted the requirements of ASU 2010-01 in the fourth quarter of 2009 and its adoption did not have a material effect on our consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (“ASU 2010-06”), which amends ASC 820 and requires additional disclosure related to recurring and non-recurring fair value measurements with respect to transfers in and out of Levels 1 and 2 and activity in Level 3 fair value measurements. The update also clarifies existing disclosure requirements related to the level of disaggregation and disclosure about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009 except for disclosures related to activity in Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact on our consolidated financial statements of adopting ASU 2010-06.

In February 2010, the FASB issued ASU 2010-09 to amend ASC 855 to address certain implementation issues, including (1) eliminating the requirement for SEC filers to disclose the date through which it has evaluated subsequent events, (2) clarifying the period through which conduit bond obligors must evaluate subsequent events, and (3) refining the scope of the disclosure requirements for reissued financial statements. The adoption of this standard did not have a significant impact on the Company’s consolidated financial statements.

2. Investments

Investments consist of securities issued by privately- and publicly-held companies consisting of senior debt, subordinated debt, warrants and preferred equity securities. Our investments are identified in the accompanying consolidated schedule of investments. Our debt securities are payable in installments with final maturities generally from 3 to 7 years and are generally collateralized by all assets of the borrower.

A summary of the composition of the Company’s investment portfolio as of December 31, 2009 and 2008 at fair value is shown as follows:

	December 31, 2009		December 31, 2008
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$229,454	61.9%	$445,574	76.6%
Senior secured debt	99,725	26.9%	106,266	18.2%
Preferred stock	22,875	6.2%	21,249	3.8%
Senior debt-second lien with warrants	6,173	1.7%	6,097	1.0%
Common Stock	12,210	3.3%	2,115	0.4%

	$370,437	100.0%	$581,301	100.0%

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

A summary of the Company’s investment portfolio, at value, by geographic location is as follows:

	December 31, 2009		December 31, 2008
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
United States	$344,984	93.1%	$537,470	92.5%
Canada	21,567	5.8%	21,210	3.6%
Israel	1,310	0.4%	19,621	3.4%
Netherlands	2,576	0.7%	3,000	0.5%

	$370,437	100.0%	$581,301	100.0%

The following table shows the fair value of our portfolio by industry sector as of December 31, 2009 and 2008 (excluding unearned income):

	December 31, 2009		December 31, 2008
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Software	$61,647	16.6%	$80,885	13.9%
Communications & networking	58,088	15.7%	118,133	20.3%
Drug discovery	51,848	14.0%	70,320	12.1%
Information services	37,740	10.2%	63,533	10.9%
Consumer & business products	25,467	6.9%	25,250	4.3%
Specialty pharmaceuticals	25,193	6.8%	29,870	5.1%
Drug delivery	21,493	5.8%	24,952	4.3%
Internet consumer & business services	20,352	5.5%	19,759	3.4%
Electronics & computer hardware	17,701	4.8%	40,481	7.0%
Therapeutic	13,470	3.6%	15,661	2.7%
Semiconductors	11,481	3.1%	17,766	3.1%
Diagnostic	11,399	3.1%	13,494	2.3%
Biotechnology tools	9,669	2.6%	29,124	5.0%
Surgical Devices	2,410	0.7%	10,013	1.7%
Media/Content/Info	2,375	0.6%	17,667	3.1%
Energy	104	—	4,393	0.8%

	$370,437	100.0%	$581,301	100.0%

During the years ended December 31, 2009 and 2008, the Company made investments in debt securities totaling $95.5 million and $346.0 million, respectively, and made investments in equity securities of approximately $3.0 million and $5.9 million, respectively. In addition, during the year ended December 31, 2009, the Company converted approximately $6.4 million of debt to equity in three portfolio companies. As a result of the debt conversion in Infologix, Inc. during the fourth quarter, the Company obtained a controlling interest in the portfolio company. The Company and converted $3.1 million of debt to equity during the year ended December 31, 2008. No single portfolio investment represents more than 10% of the fair value of the investments as of December 31, 2009 and 2008.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments. The SBIC debentures remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. As of December 31, 2009, calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of its SBIC debentures would be approximately $141.6 million, compared to carrying amount of $130.6 million as of December 31,2009.

See the accompanying consolidated schedule of investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investment is discussed in Note 1.

4. Borrowings

Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Credit Facility”) with Citigroup Global Markets Realty Corp. and Deutsche Bank Securities Inc. On October 31, 2008, the Company’s Credit Facility expired under the normal terms. All subsequent payments secured from the portfolio companies whose debt was included in the Credit Facility collateral pool were to be applied against interest and principal outstanding under the Credit Facility until April 30, 2009, when all outstanding interest and principal were due and payable. During the amortization period, borrowings under the Credit Facility bore interest at a rate per annum equal to LIBOR plus 6.50%. At December 31, 2008, $89.6 million was outstanding under the Credit Facility. During the first quarter of 2009, the Company paid off all remaining principal and interest owed under the Credit Facility using approximately $10.4 million from our regular principal and interest collection, approximately $36.7 million borrowing from the Wells Facility and approximately $42.5 million from early payoffs.

Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants are included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Credit Facility is terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $468,000 at December 31, 2009 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Long-term SBA Debentures

In January 2005, the Company formed HT II and HTM. HT II is licensed as a SBIC. HT II borrows funds from the SBA against eligible investments and additional deposits to regulatory capital. Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of December 31, 2009, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. With $68.55 million of regulatory capital as of December 31, 2009, HT II has the current capacity to issue up to a total of $137.1 million of SBA guaranteed debentures, of which $130.6 million was outstanding. Currently, HT II has paid commitment fees of approximately $1.4 million. There is no assurance that HT II will be able to draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiary HT II, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

HT II is periodically examined and audited by the Small Business Administration’s staff to determine its compliance with small business investment company regulations. As of December 31, 2009, HT II could draw up to $137.1 million of leverage from the SBA as noted above. Borrowings under the program are charged interest based on ten year treasury rates plus a spread and the rates are generally set for a pool of debentures issued by the SBA in six month periods. The rates of borrowings under various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 4.233% to 5.725%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fee on debenture pooling date on September 23, 2009 was 0.406%. The annual fees on all other debentures issued to The Company have been set at 0.906%. The average amount of debentures outstanding for the year ended December 31, 2009 was approximately $129.4 million and the average interest rate was approximately 6.27%. Interest is payable semi-annually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

Wells Facility

On August 25, 2008, the Company, through a special purpose wholly-owned subsidiary of the Company, Hercules Funding II, LLC, entered into a two-year revolving senior secured credit facility with an optional one-year extension with total commitments of $50 million, with Wells Fargo Foothill as a lender and as an arranger and administrative agent (the “Wells Facility”). The Wells Facility has the capacity to increase to $300 million if additional lenders are added to the syndicate. The Wells Facility was originally set to expire on August 25, 2010. In February 2010, the Company extended the maturity date to August 2011 under the same terms and conditions of the existing agreement.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to Libor plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The average debt outstanding under the Wells Facility for the year ended December 31, 2009 was approximately $2.8 million and the average interest rate was approximately 5.4%. The Wells Facility requires the payment of a non-use fee of 0.5% annually, which was reduced to 0.3% on the one year anniversary of the credit facility. The Wells Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity, which includes the extension if exercised. We paid a one time $750,000 structuring fee in connection with the Wells Facility which is being amortized over a 2 year period. There was no outstanding debt under the Wells Facility at December 31, 2009.

The Wells Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth of $360 million. The Wells Facility was amended, effective April 30, 2009, to decrease the minimum tangible net worth covenant from $360 million to $250 million, contingent upon our total commitments under all lines of credit not exceeding $250 million. To the extent our total commitments exceeding $250 million, the minimum tangible net worth covenant will increase on a pro rata basis commensurate with our net worth on a dollar for dollar basis. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at December 31, 2009.

At December 31, 2009 and December 31, 2008, the Company had the following borrowing capacity and outstandings:

	December 31, 2009		December 31, 2008
(in thousands)	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
Wells Facility	$50,000	$—	$50,000	$—
SBA Debenture	150,000	130,600	137,100	127,200

Total	$200,000	$130,600	$187,100	$127,200

5. Income Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended December 31, 2009 and 2008, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to accelerated revenue recognition for income tax purposes, respectively, as follows:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(in thousands)	2009	2008
Distributions in excess of investment income	$2,355	$1,256
Accumulated realized gains (losses)	(1,234)	444
Additional paid-in capital	(1,121)	(1,700)

For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2009 and 2008 was as follows:

(in thousands)	2009	2008
Ordinary Income(a)	$43,914	$40,780
Capital Gains	—	2,501
Return of Capital	—	—

Tax Reported on tax form 1099-DIV	$43,914	$43,281

(a)	Ordinary income is reported on form 1099-DIV as non-qualified.

The aggregate gross unrealized appreciation of our investments over cost for federal income tax purposes was $17.4 million and $8.5 million as of December 31, 2009 and 2008, respectively. The aggregate gross unrealized depreciation of our investments under cost for federal income tax purposes was $30.5 million and $22.6 million as of December 31, 2009 and 2008, respectively. The net unrealized depreciation over cost for federal income tax purposes was $13.1 million as of December 31, 2009 and net unrealized depreciation over cost for federal income tax purposes was $14.1 million as of December 31, 2008. The aggregate cost of securities for federal income tax purposes was $379.6 million and $595.4 million as of December 31, 2009 and 2008, respectively.

At December 31, 2009 and 2008, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Net Assets and Liabilities by temporary book/tax differences primarily arising from the treatment of loan related yield enhancements.

(in thousands)	2009	2008
Accumulated Capital Gains (Losses)	$(27,153)	$—
Other Temporary Differences	(6,974)	(4,729)
Undistributed Ordinary Income	849	5,723
Unrealized Appreciation (Depreciation)	(9,278)	(14,329)

Components of Distributable Earnings	$(42,556)	$(13,335)

The Company adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109, which is codified in FASB ASC Topic 740, Income Taxes (“ASC 740”), on January 1, 2007. ASC 740 clarifies the accounting for income taxes by prescribing the minimum recognition threshold that an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the consolidated financial statements. The adoption of ASC 740 did not require a cumulative effect adjustment to the January 1, 2007 undistributed net realized earnings. The Company will classify interest and penalties, if any, related to unrecognized tax benefits as a component of provision for income taxes.

Based on an analysis of our tax position, there are no uncertain tax positions that met the recognition or measurement criteria of ASC 740. The Company is currently not subject to income tax examinations. The 2006, 2007 and 2008 federal tax years for Hercules remain subject to examination by the IRS.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

6. Shareholders’ Equity

The Company is authorized to issue 60,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

In conjunction with a June 2004 private placement, the Company issued warrants to purchase one share of common stock within five years (the “Five Year Warrants”). The warrants expired in June of 2009.

A summary of activity in the 5 Year Warrants for each of the three periods ended December 31, 2009 is as follows:

Five-Year Warrants
Outstanding at January 1, 2007	616,672
Warrants issued	—
Warrants cancelled	—
Warrants exercised	(244,735)

Outstanding at December 31, 2007	371,937
Warrants issued	—
Warrants cancelled	—
Warrants exercised	(88,323)

Outstanding at December 31, 2008	283,614
Warrants issued	—
Warrants exercised	—
Warrants expired	(283,614)

Outstanding at December 31, 2009	—

The Company received net proceeds of approximately $934,000 and $3.1 million from the exercise of the 5-Year Warrants in the periods ended December 31, 2008 and 2007. No warrants were exercised in 2009.

On January 3, 2007, in connection with the December 12, 2006 common stock issuance, the underwriters exercised their overallotment option and purchased an additional 840,000 shares of common stock for additional net proceeds of approximately $10.9 million.

On June 4, 2007, the Company raised approximately $102.2 million, net of issuance costs, in a public offering of 8.0 million shares of its common stock. On June 19, 2007, in connection with the same common stock issuance, the underwriters exercised their over-allotment option and purchased an additional 1.2 million shares of common stock for additional net proceeds of approximately $15.4 million.

During 2009, 2008 and 2007 the Board of Directors elected to receive approximately $22,000, $70,000 and $371,000 respectively, of their compensation in the form of common stock and the Company issued 3,334, 6,668 and 26,668 shares, respectively, to the directors based on the closing prices of the common stock on the specified election dates.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Common stock subject to future issuance is as follows:

	2009	2008
Stock options and warrants	4,924,405	3,942,219
Warrants issued in June 2004	—	283,614

Common stock reserved	4,924,405	4,225,833

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted an equity incentive plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the shareholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by Hercules during the terms of the Plans. The proposed amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to Hercules directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, its independent Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. In May 2008, the Company issued restricted shares to Messrs. Badavas and Chow in the amount of 5,000 shares each. In June 2009, the Company issued 5,000 restricted stock shares to Mr. Woodward. The shares were issued pursuant to the 2006 Plan and vest 33% on an annual basis from the date of grant and deferred compensation cost will be recognized ratably over the three year vesting period.

In 2009 and 2008, the company issued 306,500 and 248,650 restricted shares, respectively, pursuant to the 2004 Plan. There were 530,475 restricted shares outstanding as of December 31, 2009. The shares granted in

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

2008 vest 25% per year on an annual basis from the date of grant and the shares granted in 2009 vest as to 25% on the first anniversary of the grant and ratably over the succeeding 36 months. Share based compensation cost will be recognized ratably over the four year vesting period. No restricted stock was granted pursuant to the 2004 Plan prior to 2008. A summary of restricted stock activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31, 2009 is as follows:

	2006 Plan	2004 Plan
Outstanding at January 1, 2007	—	—
Granted	6,668	—
Cancelled	—	—

Outstanding at December 31, 2007	6,668	—
Granted	10,000	248,650
Cancelled	—	(20,500)

Outstanding at December 31, 2008	16,668	228,150
Granted	5,000	306,500
Cancelled	—	(4,175)

Outstanding at December 31, 2009	21,668	530,475

In conjunction with stock options issued in 2004, the Company issued warrants to purchase one share of common stock within five years. The warrants expired in June 2009.

A summary of common stock options and warrant activity under the Company’s 2006 and 2004 Plans for each of the three periods ended December 31, 2009 is as follows:

	Common Stock Options	Five-Year Warrants
Outstanding at January 1, 2007	1,881,013	56,551
Granted	1,131,000	—
Exercised	—	(45,859)
Cancelled	(111,500)	—

Outstanding at December 31, 2007	2,900,513	10,692
Granted	1,319,086	—
Exercised	—	—
Cancelled	(288,072)	—

Outstanding at December 31, 2008	3,931,527	10,692
Granted	1,357,000	—
Exercised	—	—
Cancelled	(364,122)	(10,692)

Outstanding at December 31, 2009	4,924,405	—

Weighted-average exercise price at December 31, 2009	$10.72	$—

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At December 31, 2009, options for approximately 3.1 million shares were exercisable at a weighted average exercise price of approximately $12.96 per share with weighted average of remaining contractual term of 3.62 years. The Company determined that the fair value of options and warrants granted under the 2006 and 2004 Plans during the years ended December 31, 2009, 2008 and 2007 was approximately $746,000, $1.2 million and $1.6 million, respectively. During the years ended December 31, 2009, 2008 and 2007, approximately $977,000 $1.0 million and $1.1

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

million, of share-based cost was expensed, respectively. As of December 31, 2009, there was $1.0 million of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a weighted average period of 2.0 years. The fair value of options granted is based upon a Black-Scholes option pricing model using the assumptions in the following table for each of the three periods ended December 31, 2009:

	2009	2008	2007
Expected Volatility	31.52%-45.88%	23%	24%
Expected Dividends	10%	8%-10%	8%
Expected term (in years)	4.5	4.5	4.5
Risk-free rate	1.77%-2.22%	2.27%-3.18%	4.29-4.92%

The following table summarizes stock options outstanding and exercisable at December 31, 2009:

	Options outstanding				Options exercisable
Range of exercises prices	Number of shares	Weighted average remaining contractual life	Aggregate Intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate Intrinsic value	Weighted average exercise price
$4.21-$6.59	1,124,500	6.21	6,941	4.22	—	—	—	—
$6.74-$10.39	343,279	6.69	182	9.86	75,352	5.99	24	10.07
$10.49-$15.00	3,456,626	3.76	—	12.93	3,036,165	3.56	—	13.04

$4.21-$15.00	4,924,405	4.52	7,123	10.72	3,111,517	3.62	24	12.96

8. Earnings per Share

In June 2008, the FASB issued ASC 260 (formerly known FASB EITF 03-6-1). Under this standard, unvested awards of share-based payments with non-forfeitable rights to receive dividends or dividend equivalents, such as our restricted stock issued under the 2004 Plan and 2006 Plan, are considered participating securities for purposes of calculating change in net assets per share. Under the two-class method, a portion of net increase in net assets resulting from operations is allocated to these participating securities and therefore is excluded from the calculation of change in net assets per share allocated to common stock, as shown in the table below. This standard requires retrospective application for periods prior to the effective date and as a result, all prior period earnings per share data presented herein have been adjusted to conform to these provisions. This standard was effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company adopted this standard beginning with financial statements ended March 31, 2009. The adoption of the standard did not change the previously reported basic change in net assets per share and diluted change in net assets per share for the years ended December 31, 2008 and 2007.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Computation and reconciliation of change in net assets per common share are as follows:

	Year Ended December 31
(in thousands, except per share data)	2009	2008	2007
Numerator
Net increase in net assets resulting from operations	$13,572	$20,995	$42,410
Less: Dividends declared-common and restricted shares	43,914	43,281	33,313

Undistributed earnings	(30,342)	(22,286)	9,097

Undistributed earnings-common shares	(30,342)	(22,286)	9,096
Add: Dividend declared-common shares	43,377	43,048	33,309

Numerator for basic and diluted change in net assets per common share	13,035	20,762	42,405

Denominator
Basic weighted average common shares outstanding	34,486	32,619	28,295
Common shares issuable	405	—	92

Weighted average common shares outstanding assuming dilution	34,891	32,619	28,387

Change in net assets per common share
Basic	$0.38	$0.64	$1.50
Diluted	$0.37	$0.64	$1.49

The calculation of change in net assets per common share—assuming dilution, excludes all anti-dilutive shares. For the years ended December 31, 2009, 2008 and 2007, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 4,124,000; 3,844,000; and 2,217,000 shares, respectively.

9. Related-Party Transactions

During February 2007, Farallon Capital Management, L.L.C and its related affiliates and Manuel Henriquez, the Company’s CEO, exercised warrants to purchase 132,480 and 75,075 shares of the Company’s common stock, respectively. The exercise price of the warrants was $10.57 per share resulting in net proceeds to the company of approximately $2.2 million.

In conjunction with the Company’s public offering completed on June 4, 2007 and the related over-allotment exercise, the Company agreed to pay JMP Securities LLC a fee of approximately $1.6 million as co-manager of the offering.

In connection with the sale of public equity investments, the Company paid JMP Securities LLC approximately $49,000, $80,000 and $22,000 respectively, in brokerage commissions during the years ended December 31, 2009, 2008 and 2007, respectively.

10. Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk. These instruments consist primarily of unused commitments to extend credit, in the form of loans, to the Company’s portfolio companies. The balance of unused commitments to extend credit at December 31, 2009 totaled approximately $93.5 million. Since this commitment may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through December 2013. Total rent expense amounted to approximately $966,000, $957,000 and $749,000 during the years ended December 31, 2009, 2008 and 2007, respectively.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

Future commitments under the credit facility and operating leases were as follows at December 31, 2009:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	2010	2011	2012	2013	2014	Thereafter
Borrowings(3)	$130,600	$—	$—	$—	$—	$—	$130,600
Operating lease obligations(4)	3,657	991	967	991	708	—	—

Total	$134,257	$991	$967	$991	$708	$—	$130,600

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation agreement with Citigroup. See Note 3.
(3)	Includes borrowings under the SBA debentures. There were no outstanding borrowings under the Wells Facility at December 31, 2009.
(4)	Long-term facility leases.

As of December 31, 2009, the Company was not a party to any legal proceedings. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot at this time be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

11. Indemnification

The Company and its executives are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

12. Concentrations of Credit Risk

The Company’s customers are primarily small and medium sized companies in the biopharmaceutical, communications and networking, consumer and business products, electronics and computers, energy, information services, internet consumer and business services, medical devices, semiconductor and software industry sectors. These sectors are characterized by high margins, high growth rates, consolidation and product and market extension opportunities. Value is often vested in intangible assets and intellectual property.

The largest portfolio companies vary from year to year as new loans are recorded and loans pay off. Loan revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically when a loan is paid off or a related equity interest is sold. Revenue recognition in any given year can be highly concentrated among several portfolio companies. For the years ended December 31, 2009 and 2008, the Company’s ten largest portfolio companies represented approximately 51.5% and 33.6%, respectively, of the total fair value of its investments. At December 31, 2009, we had five equity investments which represented 50.3% of the total fair value of its equity investments and each represents 5% or more of the total fair value of such investments. At December 31, 2008, we had six equity investments representing approximately 43.8% of the total fair value of our equity investments and each represents 5% or more of the total fair value of such investments.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

13. Financial Highlights

Following is a schedule of financial highlights for five years ended December 31, 2009.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

(in thousands, except per share data)

	For the Years Ended December 31,
	2009		2008		2007		2006		2005
Per share data:
Net asset value at beginning of period	$11.56		$12.31		$11.65		$11.67		$12.18
Net investment income(1)	1.25		1.23		1.15		0.78		0.18
Net realized gain (loss) on investments	0.03		0.07		0.09		(0.12)		0.07
Net unrealized appreciation (depreciation) on investments	(0.90)		(0.66)		0.26		0.19		0.05

Total from investment operations	0.38		0.64		1.50		0.85		0.30
Net increase/(decrease) in net assets from capital share transactions	(0.44)		(0.12)		0.32		0.28		(0.82)
Distributions	(1.26)		(1.32)		(1.20)		(1.20)		(0.03)
Stock-based compensation expense included in investment income(2)	0.05		0.05		0.04		0.05		0.04

Net asset value at end of period	$10.29		$11.56		$12.31		$11.65		$11.67

Ratios and supplemental data:
Per share market value at end of period	$10.39		$7.92		$12.42		$14.25		$11.99
Total return	45.6	%(3)	(25.60	)%(3)	(4.42	)%(3)	28.86	%(3)	(7.58	)%(4)
Shares outstanding at end of period	35,634		33,096		32,541		21,927		9,802
Weighted average number of common shares outstanding	34,486		32,619		28,295		13,352		6,939
Net assets at end of period	$366,515		$382,458		$400,737		$255,413		$114,352
Ratio of operating expense to average net assets	8.23%		8.85%		6.46%		13.11%		11.57%
Ratio of net investment income before provision for income tax expense and investment gains and losses to average net assets	11.38%		9.86%		9.81%		7.93%		1.93%
Average debt outstanding	$147,446		$196,928		$66,334		$77,795		$20,285
Weighted average debt per common share	$4.28		$6.04		$2.34		$5.83		$2.92
Portfolio turnover	1.38%		3.39%		0.42%		1.50%		0.60%

(1)	For 2009 and 2008, basic and diluted net investment income per share are calculated as net investment income divided by the basic and diluted weighted average share outstanding. Basic net investment income per share calculated under the two class methods are $1.23 and $1.22 for 2009 and 2008, respectively. Diluted net investment income per share calculated under the two class methods are $1.22 and $1.22 for 2009 and 2008, respectively. There is no difference of net investment income calculated under the two class method and as disclosed above for 2007, 2006, and 2005.
(2)	Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.
(3)	The total return for the period ended December 31, 2009, 2008, 2007 and 2006 equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.
(4)	The total return for the period ended December 31, 2005 is for a shareholder who owned common shares throughout the period, and received one additional common share for every two 5 Year Warrants cancelled. Shareholders who purchased common shares on January 26, 2005, exercised 1 Year Warrants, or purchased common shares in the initial public offering will have a different total return. The Company completed its initial public offering on June 11, 2005; prior to that date shares were issued in private placements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

14. Senior Securities

Information about Company’s senior securities is shown in the following table for the periods as of December 31, 2009, 2008, 2007, 2006, 2005 and 2004.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Average Market Value per Unit(3)
Bridge Loan Credit Facility with Alcmene
Funding L.L.C.
December 31, 2004	—	—	N/A
December 31, 2005	$25,000	$2,505	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A
Securitized Credit Facility
December 31, 2004	—	—	N/A
December 31, 2005	$51,000	$2,505	N/A
December 31, 2006	$41,000	$7,230	N/A
December 31, 2007	$79,200	$6,755	N/A
December 31, 2008	$89,582	$6,689	N/A
December 31, 2009	—	—	N/A
Small Business Administration
Debentures(4)
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	$55,050	$9,718	N/A
December 31, 2008	$127,200	$4,711	N/A
December 31, 2009	$130,600	$3,806	N/A
Wells Facility
December 31, 2004	—	—	N/A
December 31, 2005	—	—	N/A
December 31, 2006	—	—	N/A
December 31, 2007	—	—	N/A
December 31, 2008	—	—	N/A
December 31, 2009	—	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented, rounded to nearest thousand.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	Not applicable because senior securities are not registered for public trading.
(4)	Issued by our SBIC subsidiary to the SBA. These categories of senior securities were not subject to the asset coverage requirements of the 1940 Act.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

15. Selected Quarterly Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the eight quarters ended December 31, 2009. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Quarter Ended
(in thousands, except per share data)	3/31/2009	6/30/2009	9/30/2009	12/31/2009
Total investment income	$20,450	$19,480	$17,681	$16,666
Net investment income before provision for income taxes and investment gains and losses	11,558	11,821	10,347	9,377
Net increase (decrease) in net assets resulting from operations	4,482	(13,059)	13,690	8,459
Change in net assets per common share (basic)	$0.14	$(0.38)	$0.39	$0.24

	Quarter Ended
	3/31/2008	6/30/2008	9/30/2008	12/31/2008
Total investment income	$15,600	$19,022	$19,248	$21,963
Net investment income before provision for income taxes and investment gains and losses	9,000	9,972	9,992	11,015
Net increase (decrease) in net assets resulting from operations	11,037	8,358	12,538	(10,939)
Change in net assets per common share (basic)	$0.34	$0.25	$0.38	$(0.33)

16. Subsequent Events

Dividend Declaration

On February 11, 2010, the Board of Directors announced a dividend of $0.20 per share to shareholders of record as of February 19, 2010 and payable on March 19, 2010. This is the Company’s eighteenth consecutive quarterly dividend declaration since its initial public offering, and will bring the total cumulative dividends declared to-date to $5.21 per share.

Liquidity and Capital Resources

In February of 2010, we closed on our new $20.0 million credit facility with Union Bank, a one year revolving credit facility. Pricing of credit facility is LIBOR plus 2.25% with a floor of 4.0%, an advance rate of 50% against eligible loans, and secured by loans in the borrowing base.

In February 2010, we extended the Wells Fargo Foothill facility maturity to August of 2011 from August 2010 under the same terms and conditions of the existing agreement. We have also commenced negotiations to expand the Credit Facility.

In February 2010, we responded to the Small Business Administration’s comment letter relating to our second SBIC license for an additional $75 million of borrowings. We anticipate that the license should be approved during the spring of 2010; however, there can be no assurance that the SBA will grant Hercules a second license or when the license will be approved.

Share Repurchase Program

In February 2010, the Board of Directors approved a $35 million open market share repurchase program. This program replaces a $15 million repurchase program which expired in November 2009. Hercules may

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

repurchase common stock in the open market, including block purchases, at prices that may be above or below the net asset value as reported in its then most recently published financial statements. Hercules anticipates that the manner, timing, and amount of any share purchases will be determined by company management based upon the evaluation of market conditions, stock price, and additional factors in accordance with regulatory requirements. As a 1940 Act reporting company, Hercules is required to notify shareholders of the existence of a repurchase program when such a program is initiated or implemented. The repurchase program does not require Hercules to acquire any specific number of shares and may be extended, modified, or discontinued at any time.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Hercules Technology Growth Capital, Inc.

We have audited the consolidated statements of assets and liabilities of Hercules Technology Growth Capital, Inc., (the Company) including the consolidated schedules of investments, as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2009, and the consolidated financial highlights for each of the five years in the period ended December 31, 2009 and have issued our report thereon dated March 12, 2010 (included elsewhere in this Registration Statement (Form N-2) and related Prospectus). Our audits also included the financial statement schedule listed elsewhere in this Registration Statement (Form N-2) and related Prospectus. This schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion based on our audits.

In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

San Francisco, California

March 12, 2010

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

As of and for the year ended December 31, 2009

(in thousands)

Portfolio Company	Investment(1)	Amount of Interest Credited to Income(2)	As of December 31, 2008 Fair Value	Gross Additions(3)	Gross Reductions(4)	As of December 31, 2009 Fair Value
Control Investments
InfoLogix, Inc.(5)	Senior Debt	$77	$12,007	$2,049	$8,556	$5,500
	Convertible Senior Debt	85	—	10,060	—	10,060
	Revolving Line of Credit	104	9,000	603	2,044	7,559
	Common stock warrants		—	1,494	—	1,494
	Common stock		—	7,571	—	7,571

		266	21,007	21,777	10,600	32,184
Affiliate Investments
E-band Communications, Inc.	Preferred Stock	—	904	1,370	—	2,274
Proficiency, Inc.(6)	Senior Debt	150	—			—
	Preferred stock warrants		—			—
	Preferred Stock		—			—
Peerless Network, Inc.(6)	Senior Debt	3	1,318
	Preferred stock warrants		—
	Preferred Stock		—

		158	2,222	1,370	—	2,274

Total Control and Affliate Investments		$419	$2,222	$23,147	$10,600	$34,458

(1)	Stock and warrants are generally non-income producing and restricted. The principal amount for debt is shown in the Consolidated Schedule of Investments as of December 31, 2009.
(2)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was an affiliate or control investment.
(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increase in unrealized appreciation or net decreases in unrealized depreciation.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increase in unrealized depreciation or net decreases in unrealized appreciation.
(5)	Not a Control Investment in 2008. During the fourth quarter of 2009, as a result of debt conversion, the Company obtained a controlling interest in InfoLogix Inc.
(6)	As of December 31, 2008, the investments were classified as Affiliate investments. As of December 31, 2009, the investments are not classified as Affiliate investments. In 2009, the Company recognized a realized loss on Proficiency investment and in 2009, the Company didn’t participate a new equity round with Peerless Network, Inc, which resulted a decrease of the percentage of ownership to less than 5%.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(dollars in thousands, except per share data)

	March 31, 2010 (unaudited)	December 31, 2009
Assets
Investments:
Non-Control/Non-Affiliate investments (cost of $342,218 and $353,648, respectively)	$332,728	$335,979
Affiliate investments (cost of $2,880 and $2,880, respectively)	2,222	2,274
Control investments (cost of $44,806 and $23,823, respectively)	45,023	32,184

Total investments, at value (cost of $389,904 and $380,351 respectively)	379,973	370,437
Deferred loan origination revenue	(3,210)	(2,425)
Cash and cash equivalents	106,138	124,828
Interest receivable	11,369	10,309
Other assets	6,687	5,818

Total assets	500,957	508,967

Liabilities
Accounts payable and accrued liabilities	3,945	11,852
Short-term credit facility	—	—
Long-term SBA debentures	130,600	130,600

Total liabilities	134,545	142,452

Net assets	$366,412	$366,515

Net assets consist of:
Common stock, par value	$35	$35
Capital in excess of par value	410,349	409,036
Unrealized appreciation (depreciation) on investments	(10,288)	(10,028)
Accumulated realized gains (losses) on investments	(27,767)	(28,129)
Distributions in excess of investment income	(5,917)	(4,399)

Total net assets	$366,412	$366,515

Shares of common stock outstanding ($0.001 par value, 60,000 authorized)	36,248	35,634

Net asset value per share	$10.11	$10.29

See Notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		$69	$1,100
		Preferred Stock Warrants		35	226
		Preferred Stock		1,243	2,464

Total Acceleron Pharmaceuticals, Inc.				1,347	3,790

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures May 2012 Interest rate 11.13%	$13,232	13,187	13,187
		Preferred Stock Warrants		190	279
		Preferred Stock Warrants		104	67
		Preferred Stock Warrants		24	26

Total Aveo Pharmaceuticals, Inc.				13,505	13,559

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%	$5,987	5,851	5,851
		Preferred Stock Warrants		206	154
		Preferred Stock Warrants		31	27

Total Dicerna Pharmaceuticals, Inc.				6,088	6,032

Elixir Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures October 2011 Interest rate Prime + 9.25% or Floor rate of 12.5%	$6,967	6,967	1,967
		Preferred Stock Warrants		217	—

Total Elixir Pharmaceuticals, Inc.				7,184	1,967

EpiCept Corporation	Drug Discovery	Common Stock Warrants		4	22
		Common Stock Warrants		40	255

Total EpiCept Corporation				44	277

Horizon Therapeutics, Inc.	Drug Discovery	Senior Debt Matures July 2011 Interest rate Prime + 1.50%	$3,989	3,945	3,945
		Preferred Stock Warrants		231	—

Total Horizon Therapeutics, Inc.				4,176	3,945

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock		1,500	353

Total Inotek Pharmaceuticals Corp.				1,500	353

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		155	64
		Preferred Stock		2,000	2,459

Total Merrimack Pharmaceuticals, Inc.				2,155	2,523

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		$137	$117
		Preferred Stock		1,000	1,000

Total Paratek Pharmaceuticals, Inc.				1,137	1,117

PolyMedix, Inc.	Drug Discovery	Senior Debt Matures September 2013 Interest rate Prime + 7.1%	$10,000	9,679	9,679
		Preferred Stock Warrants		321	321

Total PolyMedix, Inc.				10,000	10,000

Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2011 Interest rate Prime + 2.16%	$5,416	5,416	5,416
		Preferred Stock Warrants		152	370

Total Portola Pharmaceuticals, Inc.				5,568	5,786

Total Drug Discovery (13.47%)*				52,704	49,349

Affinity Videonet, Inc. (4)	Communications & Networking	Senior Debt Matures June 2012 Interest rate Prime + 8.75% or Floor rate of 12.00%	$2,117	2,139	2,139
		Senior Debt
		Matures June 2012 Interest rate Prime + 14.75% or Floor rate of 18.00%	$2,000	2,063	2,063
		Revolving Line of Credit
		Matures June 2012 Interest rate Prime + 9.75% or Floor rate of 13.00%	$500	500	500
		Preferred Stock Warrants		101	99

Total Affinity Videonet, Inc.				4,803	4,801

E-band Communications, Inc. (6)	Communications & Networking	Preferred Stock		2,880	2,222

Total E-Band Communications, Inc.				2,880	2,222

IKANO Communications, Inc.	Communications & Networking	Senior Debt Matures August 2011 Interest rate 12.00%	$5,156	5,156	5,156
		Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				5,273	5,156

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	44
		Preferred Stock		250	247

Total Neonova Holding Company				344	291

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		$95	$—
		Preferred Stock		1,000	820

Total Peerless Network, Inc.				1,095	820

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	199

Total Ping Identity Corporation				52	199

Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		123	402

Total Purcell Systems, Inc.				123	402

Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants		174	2

Total Seven Networks, Inc.				174	2

Stoke, Inc.	Communications & Networking	Preferred Stock Warrants		53	60

Total Stoke, Inc.				53	60

Tectura Corporation	Communications & Networking	Senior Debt Matures September 2010 Interest rate Prime + 10.75% or Floor rate of 14.00%	$1,250	1,250	1,250
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 10.75% or Floor rate of 14.00%	$9,908	10,367	10,367
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 10.75% or Floor rate of 14.00%	$5,000	5,220	5,220
		Preferred Stock Warrants		51	—

Total Tectura Corporation				16,888	16,837

Total Communications & Networking (8.40%)*				31,685	30,790

Atrenta, Inc.	Software	Preferred Stock Warrants		102	225
		Preferred Stock Warrants		34	74
		Preferred Stock Warrants		95	174
		Preferred Stock		250	375

Total Atrenta, Inc.				481	848
Blurb, Inc.	Software	Senior Debt Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%	$2,804	2,737	2,737
		Preferred Stock Warrants		25	308
		Preferred Stock Warrants		299	190

Total Blurb, Inc.				3,061	3,235

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Braxton Technologies, LLC.	Software	Preferred Stock Warrants		$188	$119

Total Braxton Technologies, LLC.				188	119

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	247

Total Bullhorn, Inc.				43	247

Clickfox, Inc.	Software	Senior Debt
		Matures September 2011 Interest rate Prime + 5.00% or Floor rate of 10.25%	$3,259	3,213	3,213
		Revolving Line of Credit
		Matures July 2010 Interest rate Prime + 8.50% or Floor rate of 13.5%	$2,000	1,996	1,996
		Preferred Stock Warrants		177	299

Total Clickfox, Inc.				5,386	5,508

Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	127

Total Forescout Technologies, Inc.				99	127

GameLogic, Inc.	Software	Preferred Stock Warrants		92	2

Total GameLogic, Inc.				92	2

HighJump Acquisition, LLC.	Software	Senior Debt
		Matures May 2013 Interest rate Libor + 8.75% or Floor rate of 12.00%	$15,000	15,000	15,000

Total HighJump Acquisition, LLC.				15,000	15,000

HighRoads, Inc.	Software	Preferred Stock Warrants		44	44

Total HighRoads, Inc.				44	44

Infologix, Inc. (4),(7)	Software	Senior Debt
		Matures November 2013 Interest rate 12.00%	$5,500	5,500	5,500
		Convertible Senior Debt
		Matures November 2014 Interest rate 12.00%	$5,000	5,035	9,563
		Revolving Line of Credit
		Matures May 2011 Interest rate 12.00%	$8,909	8,909	8,909
		Senior Debt
		Matures December 2010 Interest rate 18.00%	$2,250	2,250	2,250
		Preferred Stock Warrants		725	1,073
		Common Stock		5,036	5,414

Total Infologix, Inc.				27,455	32,709

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
PSS Systems, Inc.	Software	Preferred Stock Warrants		$51	$94

Total PSS Systems, Inc.				51	94

Rockyou, Inc.	Software	Preferred Stock Warrants		117	132

Total Rockyou, Inc.				117	132

Sportvision, Inc.	Software	Preferred Stock Warrants		39	36

Total Sportvision, Inc.				39	36

WildTangent, Inc.	Software	Preferred Stock Warrants		239	46

Total WildTangent, Inc.				239	46

Total Software (15.87%)*				52,295	58,147

Luminus Devices, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2011 Interest rate 11.875%	$1,290	1,290	1,290
		Preferred Stock Warrants		183	—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		334	—

Total Luminus Devices, Inc.				1,891	1,290

Maxvision Holding, LLC.	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 5.50%	$5,000	5,255	5,255
		Senior Debt
		Matures April 2012 Interest rate Prime + 2.25%	$4,159	4,159	4,159
		Revolving Line of Credit
		Matures April 2012 Interest rate Prime + 2.25%	$2,500	2,580	2,580
		Common Stock		81	170

Total Maxvision Holding, LLC				12,075	12,164

Shocking Technologies, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2010 Interest rate Prime + 2.50%	$1,414	1,409	1,409
		Preferred Stock Warrants		63	108

Total Shocking Technologies, Inc.				1,472	1,517

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Spatial Photonics, Inc.	Electronics & Computer Hardware	Senior Debt
		Matures April 2011 Interest rate 10.07%	$1,651	$1,635	$1,635
		Senior Debt
		Mature April 2011 Interest rate 9.22%	$164	164	165
		Preferred Stock Warrants		130	—
		Preferred Stock		500	129

Total Spatial Photonics Inc.				2,429	1,929

VeriWave, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		54	—
		Preferred Stock Warrants		46	—

Total VeriWave, Inc.				100	—

Total Electronics & Computer Hardware (4.61%)*				17,967	16,900

Aegerion Pharmaceuticals, Inc. (4)	Specialty Pharmaceuticals	Senior Debt Matures September 2011 Interest rate Prime + 2.50% or Floor rate of 11.00%	$4,763	4,763	4,763
		Convertible Senior Debt
		Matures December 2010	$340	340	340
		Preferred Stock Warrants		69	142
		Preferred Stock		1,000	710

Total Aegerion Pharmaceuticals, Inc.				6,172	5,955

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%	$14,306	14,212	14,212
		Convertible Senior Debt
		Matures March 2012	$1,888	1,888	2,861
		Preferred Stock Warrants		220	—
		Preferred Stock Warrants		308	—
		Preferred Stock		750	—

Total Quatrx Pharmaceuticals Company				17,378	17,073

Total Specialty Pharmaceuticals (6.28%)*				23,550	23,028

Annie’s, Inc.	Consumer & Business Products	Senior Debt - Second Lien Matures April 2011 Interest rate LIBOR + 6.50% or Floor rate of 10.00%	$6,000	6,119	6,119
		Preferred Stock Warrants		321	85

Total Annie's, Inc.				6,440	6,204

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
IPA Holdings, LLC. (4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 8.25% or Floor rate of 12.5%	$9,250	$9,442	$9,442
		Senior Debt
		Matures May 2013 Interest rate Prime + 11.25% or Floor rate of 15.5%	$6,500	6,709	6,709
		Revolving Line of Credit
		Matures November 2012 Interest rate Prime + 7.75% or Floor rate of 12.00%	$1,356	1,356	1,356
		Preferred Stock Warrants		275	—
		Common Stock		500	120

Total IPA Holding, LLC.				18,282	17,627

Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		24	42
		Preferred Stock		500	500

Total Market Force Information, Inc.				524	542

OnTech Operations, Inc.	Consumer & Business Products	Senior Debt Matures June 2010 Interest rate 16.00%	$106	106	—
		Preferred Stock Warrants		452	—
		Preferred Stock Warrants		218	—
		Preferred Stock		1,000	—

Total OnTech Operations, Inc.				1,776	—

Velocity Technology Solutions	Consumer & Business Products	Senior Debt Matures February 2015 Interest rate LIBOR + 8%	$16,667	16,667	16,667
		Senior Debt
		Matures February 2015 Interest rate LIBOR + 8%	$8,333	8,339	8,339

Total Velocity Technology Solutions				25,006	25,006

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		252	1,371
		Preferred Stock		250	368

Total Wageworks, Inc.				502	1,739

Total Consumer & Business Products (13.95%)*				52,530	51,118

Enpirion, Inc.	Semiconductors	Senior Debt
		Matures August 2011 Interest rate Prime + 2.00% or Floor rate of 7.625%	$4,341	4,313	4,313
		Preferred Stock Warrants		157	0

Total Enpirion, Inc.				4,470	4,313

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
iWatt Inc.	Semiconductors	Preferred Stock Warrants		$46	$—
		Preferred Stock Warrants		51	—
		Preferred Stock Warrants		73	—
		Preferred Stock Warrants		458	—
		Preferred Stock		490	950

Total iWatt Inc.				1,118	950

NEXX Systems, Inc. (4)	Semiconductors	Revolving Line of Credit
		Matures June 2010 Interest rate Prime + 8.00% or Floor rate of 13.25%	$3,000	2,923	2,923
		Revolving Line of Credit
		Matures June 2010 Interest rate Prime + 8.00% or Floor rate of 17.50%	$2,500	2,500	2,500
		Preferred Stock Warrants		297	489
		Preferred Stock		277	733

Total NEXX Systems, Inc.				5,997	6,645

Quartics, Inc.	Semiconductors	Senior Debt
		Matures May 2010 Interest rate 10.00%	$55	55	55
		Preferred Stock Warrants		53	—

Total Quartics, Inc.				108	55

Solarflare Communications, Inc.	Semiconductors	Senior Debt
		Matures August 2010 Interest rate 11.75%	$125	116	116
		Preferred Stock Warrants		83	—
		Common Stock		641	—

Total Solarflare Communications, Inc.				840	116

Total Semiconductors (3.30%)*				12,533	12,079

Labopharm USA, Inc. (5)	Drug Delivery	Senior Debt
		Matures June 2012 Interest rate 10.95%	$20,000	19,765	19,765
		Common Stock Warrants		635	710

Total Labopharm USA, Inc.				20,400	20,475

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		36	52
		Common Stock Warrants		51	45
		Common Stock		500	331

Total Transcept Pharmaceuticals, Inc.				587	428

Total Drug Delivery (5.70%)*				20,987	20,903

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
BARRX Medical, Inc.	Therapeutic	Senior Debt
		Mature December 2011 Interest rate 11.00%	$4,861	$4,855	$4,855
		Revolving Line of Credit
		Matures May 2010 Interest rate 10.00%	$1,000	1,000	1,000
		Preferred Stock Warrants		76	86
		Preferred Stock		1,500	2,318

Total BARRX Medical, Inc.				7,431	8,259

EKOS Corporation	Therapeutic	Senior Debt
		Matures November 2010 Interest rate Prime + 2.00%	$1,959	1,932	1,932
		Preferred Stock Warrants		174	—
		Preferred Stock Warrants		153	—

Total EKOS Corporation				2,259	1,932

Gelesis, Inc. (8)	Therapeutic	Senior Debt
		Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%	$2,847	2,820	—
		Preferred Stock Warrants		58	—

Total Gelesis, Inc.				2,878	—

Gynesonics, Inc.	Therapeutic	Convertible Subordinated Debt
		Matures July 2010 Interest rate 8.00%	$51	51	51
		Preferred Stock Warrants		17	—
		Preferred Stock		250	250

Total Gynesonics, Inc.				318	301

Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		99	26

Total Light Science Oncology, Inc.				99	26

Novasys Medical, Inc.	Therapeutic	Preferred Stock Warrants		71	—
		Preferred Stock Warrants		54	—
		Preferred Stock		1,000	1,170

Total Novasys Medical, Inc.				1,125	1,170

Pacific Child & Family Associates, LLC	Therapeutic	Senior Debt
		Matures January 2015 Interest rate 8.0%	$6,750	6,750	6,750
		Senior Debt
		Matures January 2015 Interest rate 10.50%	$5,900	5,928	5,928

Total Pacific Child & Family Associates, LLC				12,678	12,678

Total Therapeutic (6.65%)*				26,788	24,366

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		$147	$—
		Preferred Stock		177	7

Total Cozi Group, Inc.				324	7

Invoke Solutions, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		56	117
		Preferred Stock Warrants		26	26

Total Invoke Solutions, Inc.				82	143

Prism Education Group Inc.	Internet Consumer & Business Services	Senior Debt Matures December 2010 Interest rate 11.25%	$609	601	601
		Preferred Stock Warrants		43	98

Total Prism Education Group Inc.				644	699

RazorGator Interactive Group, Inc. (4)	Internet Consumer & Business Services	Revolving Line of Credit Matures October 2011 Interest rate Prime + 9.50% or Floor rate of 14.00%	$6,158	6,158	6,158
		Preferred Stock Warrants		13	582
		Preferred Stock Warrants		28	45
		Preferred Stock		1,000	452

Total RazorGator Interactive Group, Inc.				7,199	7,237

Spa Chakra Acquisition Corporation (7)	Internet Consumer & Business Services	Revolving Line of Credit Matures April 2011 Interest rate Prime + 9.00% or Floor rate of 12.50%	$2,314	2,314	2,314
		Preferred Stock		15,037	10,000

Total Spa Chakra Acquisition Corporation				17,351	12,314

Total Internet Consumer & Business Services (5.57%)*				25,600	20,400

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		107	92
		Common Stock Warrants		48	—

Total Lilliputian Systems, Inc.				155	92

Total Energy (0.03%)*				155	92

Box.net, Inc.	Information Services	Senior Debt
		Matures May 2011 Interest rate Prime + 1.50%	$563	552	552
		Senior Debt
		Matures September 2011 Interest rate Prime + 0.50%	$248	248	248
		Preferred Stock Warrants		73	195

Total Box.net, Inc.				873	995

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Buzznet, Inc.	Information Services	Preferred Stock Warrants		$9	$1
		Preferred Stock		250	74

Total Buzznet, Inc.				259	75

XL Education Corp.	Information Services	Common Stock		880	880

Total XL Education Corp.				880	880

hi5 Networks, Inc.	Information Services	Senior Debt
		Matures December 2010 Interest rate Prime + 2.5%	$1,182	1,182	1,182
		Senior Debt
		Matures June 2011 Interest rate Prime + 0.5%	$2,856	2,825	2,825
		Preferred Stock Warrants		212	—

Total hi5 Networks, Inc.				4,219	4,007

Jab Wireless, Inc.	Information Services	Senior Debt
		Matures November 2012 Interest rate Prime + 3.50% or Floor rate of 9.5%	$14,375	14,603	14,603
		Revolving Line of Credit
		Matures October 2010 Interest rate Prime + 3.50% or Floor rate of 9.5%	$2,500	2,517	2,517
		Preferred Stock Warrants		265	158

Total Jab Wireless, Inc.				17,385	17,278

Solutionary, Inc.	Information Services	Preferred Stock Warrants		94	—
		Preferred Stock Warrants		2	—
		Preferred Stock		250	50

Total Solutionary, Inc.				346	50

Ancestry.com, Inc.	Information Services	Common Stock		452	1,348

Total Ancestry.com				452	1,348

Intelligent Beauty, Inc.		Senior Debt
		Matures March 2013 Interest rate Prime + 8.0% or Floor rate of 11.25%	$6,000	6,000	6,000

Total Intelligent Beauty, Inc.				6,000	6,000

Good Technologies, Inc.	Information Services	Common Stock		603	603

Total Good Technologies, Inc.				603	603

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Coveroo, Inc.	Information Services	Preferred Stock Warrants		$7	$—

Total Coveroo, Inc.				7	—

Zeta Interactive Corporation	Information Services	Senior Debt
		Matures November 2012 Interest rate 10.0%	$4,731	4,378	4,378
		Senior Debt
		Matures November 2012 Interest rate 12.0%	$6,025	6,261	6,261
		Preferred Stock Warrants		172	—
		Preferred Stock		500	310

Total Zeta Interactive Corporation				11,311	10,949

Total Information Services (11.51%)*				42,335	42,185

Novadaq Technologies, Inc. (5)	Diagnostic	Common Stock		1,474	497

Total Novadaq Technologies, Inc.				1,474	497

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt
		Matures June 2011 Interest rate 10.25%	$6,496	6,372	6,372
		Preferred Stock Warrants		761	168
		Preferred Stock		3,000	3,000

Total Optiscan Biomedical, Corp.				10,133	9,540

Total Diagnostic (2.74%)*				11,607	10,037

Kamada, LTD. (5)	Biotechnology Tools	Preferred Stock Warrants		159	310
		Common Stock		752	1,697

Total Kamada, LTD.				911	2,007

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures November 2012 Interest rate Prime + 8.6% or Floor rate of 11.85%	$3,500	3,347	3,347
		Common Stock Warrants		192	—

Total Labcyte, Inc.				3,539	3,347
NuGEN Technologies, Inc.	Biotechnology Tools	Preferred Stock Warrants		45	298
		Preferred Stock Warrants		33	24
		Preferred Stock		500	517

Total NuGEN Technologies, Inc.				578	839

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

March 31, 2010

(unaudited)

(dollars in thousands)

Portfolio Company	Industry	Type of Investment	Principal Amount	Cost(2)	Value(3)
Solace Pharmaceuticals, Inc. (4)	Biotechnology Tools	Senior Debt Matures August 2012 Interest rate Prime + 4.25% or Floor rate of 9.85%	$2,386	$2,351	$2,351
		Senior Debt
		Matures August 2012 Interest rate 8.0%	$250	250	250
		Preferred Stock Warrants		42	—
		Preferred Stock Warrants		54	—

Total Solace Pharmaceuticals, Inc.				2,697	2,601

Total Biotechnology Tools (2.40%)*				7,725	8,794

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants		37	—
		Preferred Stock		250	26

Total Crux Biomedical, Inc.				287	26

Transmedics, Inc.	Surgical Devices	Senior Debt
		Matures February 2014 Interest rate Prime + 9.70% or Floor rate of 12.95%	$8,375	8,288	8,288
		Preferred Stock Warrants		225	—
		Preferred Stock		1,100	1,100

Total Transmedics, Inc.				9,613	9,388

Total Surgical Devices (2.57%)*				9,900	9,414

Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants		483	283

Total Glam Media, Inc.				483	283

Everyday Health (Waterfront Media)	Media/Content/Info	Preferred Stock Warrants		60	588
		Preferred Stock		1,000	1,500

Total Everyday Health				1,060	2,088

Total Media/Content/Info (0.65%)*				1,543	2,371

Total Investments				389,904	379,973

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $14,747, $27,408 and $12,661, respectively. The tax cost of investments is $389,558.
(3)	Except for warrants in seven publicly traded companies and common stock in five publicly traded companies, all investments are restricted at March 31, 2010. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at March 31, 2010, and is therefore considered non-income producing.

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Acceleron Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		$69	$1,157
		Preferred Stock Warrants		35	215
		Preferred Stock		1,243	2,508

Total Acceleron Pharmaceuticals, Inc.				1,347	3,880

Aveo Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures May 2012 Interest rate 11.13%	$14,564	14,509	14,509
		Preferred Stock Warrants		190	725
		Preferred Stock Warrants		104	219
		Preferred Stock Warrants		24	76

Total Aveo Pharmaceuticals, Inc.				14,827	15,529

Dicerna Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2012 Interest rate Prime + 9.20% or Floor rate of 12.95%	$6,603	6,434	6,434
		Preferred Stock Warrants		206	128
		Preferred Stock Warrants		31	22

Total Dicerna Pharmaceuticals, Inc.				6,671	6,584

Elixir Pharmaceuticals, Inc.	Drug Discovery	Senior Debt
		Matures October 2011 Interest rate Prime + 9.25% or Floor rate of 12.5%	$8,067	8,067	8,067
		Preferred Stock Warrants		217	—

Total Elixir Pharmaceuticals, Inc.				8,284	8,067

EpiCept Corporation	Drug Discovery	Common Stock Warrants		8	38
		Common Stock Warrants		40	201

Total EpiCept Corporation				48	239

Horizon Therapeutics, Inc.	Drug Discovery	Senior Debt
		Matures July 2011 Interest rate Prime + 1.50%	$4,699	4,638	4,638
		Preferred Stock Warrants		231	—

Total Horizon Therapeutics, Inc.				4,869	4,638

Inotek Pharmaceuticals Corp.	Drug Discovery	Preferred Stock		1,500	353

Total Inotek Pharmaceuticals Corp.				1,500	353

Merrimack Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		155	269
		Preferred Stock		2,000	1,699

Total Merrimack Pharmaceuticals, Inc.				2,155	1,968

Paratek Pharmaceuticals, Inc.	Drug Discovery	Preferred Stock Warrants		137	55
		Preferred Stock		1,000	1,000

Total Paratek Pharmaceuticals, Inc.				1,137	1,055

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Portola Pharmaceuticals, Inc.	Drug Discovery	Senior Debt Matures April 2011 Interest rate Prime + 2.16%	$6,666	$6,667	$6,671
		Preferred Stock Warrants		152	288

Total Portola Pharmaceuticals, Inc.				6,819	6,959

Recoly, N.V.(5)	Drug Discovery	Senior Debt Matures June 2012 Interest rate Prime + 4.25%	$2,576	2,576	2,576

Total Recoly, N.V.				2,576	2,576

Total Drug Discovery (14.15%)*				50,233	51,848

Affinity Videonet, Inc.(4)	Communications & Networking	Senior Debt Matures June 2012 Interest rate Prime + 8.75% or Floor rate of 12.00%	$2,318	2,326	2,326
		Senior Debt
		Matures June 2012 Interest rate Prime + 14.75% or Floor rate of 18.00%	$2,000	2,052	2,052
		Revolving Line of Credit
		Matures June 2012 Interest rate Prime + 9.75% or Floor rate of 13.00%	$500	500	500
		Preferred Stock Warrants		102	83

Total Affinity Videonet, Inc.				4,980	4,961

E-band Communications, Inc.(6)	Communications & Networking	Preferred Stock		2,880	2,274

Total E-Band Communications, Inc.				2,880	2,274

IKANO Communications, Inc.	Communications & Networking	Senior Debt Matures August 2011 Interest rate 12.00%	$6,472	6,472	6,472
		Preferred Stock Warrants		45	—
		Preferred Stock Warrants		72	—

Total IKANO Communications, Inc.				6,589	6,472

Neonova Holding Company	Communications & Networking	Preferred Stock Warrants		94	42
		Preferred Stock		250	247

Total Neonova Holding Company				344	289

Peerless Network, Inc.	Communications & Networking	Preferred Stock Warrants		95	—
		Preferred Stock		1,000	800

Total Peerless Network, Inc.				1,095	800

Ping Identity Corporation	Communications & Networking	Preferred Stock Warrants		52	168

Total Ping Identity Corporation				52	168

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Purcell Systems, Inc.	Communications & Networking	Preferred Stock Warrants		$123	$386

Total Purcell Systems, Inc.				123	386

Rivulet Communications, Inc. (4)	Communications & Networking	Senior Debt Matures March 2010 Interest rate Prime + 8.00% or Floor rate of 12%	$1,063	1,060	1,060
		Preferred Stock Warrants		146	—
		Common Stock		250	—

Total Rivulet Communications, Inc.				1,456	1,060

Seven Networks, Inc.	Communications & Networking	Preferred Stock Warrants		174	11

Total Seven Networks, Inc.				174	11

Stoke, Inc.	Communications & Networking	Preferred Stock Warrants		53	81

Total Stoke, Inc.				53	81

Tectura Corporation	Communications & Networking	Senior Debt Matures September 2010 Interest rate Prime + 10.75% or Floor rate of 14.00%	$1,875	1,875	1,875
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 10.75% or Floor rate of 14.00%	$9,908	10,238	10,238
		Revolving Line of Credit Matures July 2011 Interest rate Prime + 10.75% or Floor rate of 14.00%	$5,000	5,156	5,156
		Preferred Stock Warrants		51	—

Total Tectura Corporation				17,320	17,269

Zayo Bandwidth, Inc.	Communications & Networking	Senior Debt Matures November 2013 Interest rate Libor + 5.25%	$24,750	24,750	24,317

Total Zayo Bandwith, Inc.				24,750	24,317

Total Communications & Networking (15.85%)*				59,816	58,088

Atrenta, Inc.	Software	Preferred Stock Warrants		102	99
		Preferred Stock Warrants		34	32
		Preferred Stock Warrants		95	159
		Preferred Stock		250	375

Total Atrenta, Inc.				481	665

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Blurb, Inc.	Software	Senior Debt Matures June 2011 Interest rate Prime + 3.50% or Floor rate of 8.5%	$3,329	$3,234	$3,234
		Preferred Stock Warrants		25	128
		Preferred Stock Warrants		299	69

Total Blurb, Inc.				3,558	3,431

Braxton Technologies, LLC.	Software	Preferred Stock Warrants		188	116

Total Braxton Technologies, LLC.				188	116

Bullhorn, Inc.	Software	Preferred Stock Warrants		43	248

Total Bullhorn, Inc.				43	248

Clickfox, Inc.	Software	Senior Debt Matures September 2011 Interest rate Prime + 5.00% or Floor rate of 10.25%	$3,754	3,683	3,683
		Revolving Line of Credit Matures July 2010 Interest rate Prime + 8.50% or Floor rate of 13.5%
			$2,000	2,003	2,003
		Preferred Stock Warrants		177	143

Total Clickfox, Inc.				5,863	5,829

Forescout Technologies, Inc.	Software	Preferred Stock Warrants		99	77

Total Forescout Technologies, Inc.				99	77

GameLogic, Inc.	Software	Preferred Stock Warrants		92	1

Total GameLogic, Inc.				92	1

HighJump Acquisition, LLC.	Software	Senior Debt Matures May 2013 Interest rate Libor + 8.75% or Floor rate of 12.00%	$15,000	15,000	15,000

Total HighJump Acquisition, LLC.				15,000	15,000

HighRoads, Inc.	Software	Preferred Stock Warrants		44	13

Total HighRoads, Inc.				44	13

Infologix, Inc.(4)(7)	Software	Senior Debt Matures November 2013 Interest rate 12.00%	$5,500	5,500	5,500
		Convertible Senior Debt Matures November 2014 Interest rate 12.00%	$5,000	5,004	10,060
		Revolving Line of Credit Matures May 2011 Interest rate 12.00%	$7,559	7,559	7,559
		Common Stock Warrants		760	1,494
		Common Stock		5,000	7,571

Total Infologix, Inc.				23,823	32,184

Intelliden, Inc.	Software	Preferred Stock Warrants		18	—

Total Intelliden, Inc.				18	—

PSS Systems, Inc.	Software	Preferred Stock Warrants		51	71

Total PSS Systems, Inc.				51	71

Rockyou, Inc.	Software	Preferred Stock Warrants		117	140

Total Rockyou, Inc.				117	140

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Savvion, Inc.(4)	Software	Senior Debt Matures February 2011 Interest rate Prime + 7.75% or Floor rate of 11.00%	$2,117	$2,065	$2,065
		Revolving Line of Credit Matures May 2010 Interest rate Prime + 6.75% or Floor rate of 10.00%	$1,500	1,500	1,500
		Preferred Stock Warrants		52	183

Total Savvion, Inc.				3,617	3,748

Sportvision, Inc.	Software	Preferred Stock Warrants		39	47

Total Sportvision, Inc.				39	47

WildTangent, Inc.	Software	Preferred Stock Warrants		238	77

Total WildTangent, Inc.				238	77

Total Software (16.82%)*				53,272	61,647

Luminus Devices, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2011 Interest rate 12.875%	$1,062	1,062	1,062
		Preferred Stock Warrants		183	—
		Preferred Stock Warrants		84	—
		Preferred Stock Warrants		334	—

Total Luminus Devices, Inc.				1,663	1,062

Maxvision Holding, LLC.	Electronics & Computer Hardware	Senior Debt Matures October 2012 Interest rate Prime + 5.50%	$5,000	5,220	5,220
		Senior Debt Matures April 2012 Interest rate Prime + 2.25%	$4,409	4,409	4,409
		Revolving Line of Credit Matures April 2012 Interest rate Prime + 2.25%	$2,500	2,580	2,580
		Common Stock		81	170

Total Maxvision Holding, LLC				12,290	12,379

Shocking Technologies, Inc.	Electronics & Computer Hardware	Senior Debt Matures December 2010 Interest rate Prime + 2.50%	$1,867	1,858	1,858
		Preferred Stock Warrants		63	119

Total Shocking Technologies, Inc.				1,921	1,977

Spatial Photonics, Inc.	Electronics & Computer Hardware	Senior Debt Matures April 2011 Interest rate 10.066%	$1,980	1,957	1,957
		Senior Debt Mature April 2011 Interest rate 9.217%	$197	197	197
		Preferred Stock Warrants		129	—
		Preferred Stock		500	129

Total Spatial Photonics Inc.				2,783	2,283

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
VeriWave, Inc.	Electronics & Computer Hardware	Preferred Stock Warrants		$54	$—
		Preferred Stock Warrants		46	—

Total VeriWave, Inc.				100	—

Total Electronics & Computer Hardware (4.83%)*				18,757	17,701

Aegerion Pharmaceuticals, Inc.(4)	Specialty Pharmaceuticals	Senior Debt Matures September 2011 Interest rate Prime + 2.50% or Floor rate of 11.00%	$5,481	5,482	5,482
		Convertible Senior Debt Matures December 2010	$279	279	279
		Preferred Stock Warrants		69	253
		Preferred Stock		1,000	1,019

Total Aegerion Pharmaceuticals, Inc.				6,830	7,033

QuatRx Pharmaceuticals Company	Specialty Pharmaceuticals	Senior Debt Matures October 2011 Interest rate Prime + 8.90% or Floor rate of 12.15%	$15,417	15,299	15,299
		Convertible Senior Debt Matures March 2010	$1,888	1,888	2,861
		Preferred Stock Warrants		220	—
		Preferred Stock Warrants		307	—
		Preferred Stock		750	—

Total QuatRx Pharmaceuticals Company				18,464	18,160

Total Specialty Pharmaceuticals (6.87%)*				25,294	25,193

Annie’s, Inc.	Consumer & Business Products	Senior Debt - Second Lien Matures April 2011 Interest rate LIBOR + 6.50% or Floor rate of 10.00%	$6,000	6,060	6,060
		Preferred Stock Warrants		321	113

Total Annie’s, Inc.				6,381	6,173

IPA Holdings, LLC.(4)	Consumer & Business Products	Senior Debt Matures November 2012 Interest rate Prime + 8.25% or Floor rate of 12.5%	$9,500	9,633	9,633
		Senior Debt Matures May 2013 Interest rate Prime + 11.25% or Floor rate of 15.5%
			$6,500	6,625	6,625
		Revolving Line of Credit Matures November 2012 Interest rate Prime + 7.75% or Floor rate of 12.00%
			$856	856	856
		Common Stock Warrants		275	—
		Common Stock		500	120

Total IPA Holding, LLC.				17,889	17,234

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Market Force Information, Inc.	Consumer & Business Products	Preferred Stock Warrants		$24	$—
		Preferred Stock		500	267

Total Market Force Information, Inc.				524	267

OnTech Operations, Inc.(8)	Consumer & Business Products	Senior Debt Matures June 2010 Interest rate 16.00%	$106	106	—
		Preferred Stock Warrants		452	—
		Preferred Stock Warrants		218	—
		Preferred Stock		1,000	—

Total OnTech Operations, Inc.				1,776	—

Wageworks, Inc.	Consumer & Business Products	Preferred Stock Warrants		252	1,425
		Preferred Stock		250	368

Total Wageworks, Inc.				502	1,793
					—

Total Consumer & Business Products (6.95%)*				27,072	25,467

Custom One Design, Inc.(8)	Semiconductors	Senior Debt Matures September 2010 Interest rate 11.50%	$426	422	122
		Common Stock Warrants		18	—

Total Custom One Design, Inc.				440	122

Enpirion, Inc.	Semiconductors	Senior Debt Matures August 2011 Interest rate Prime + 2.00% or Floor rate of 7.625%	$5,094	5,055	5,053
		Preferred Stock Warrants		157	2

Total Enpirion, Inc.				5,212	5,055

iWatt Inc.	Semiconductors	Preferred Stock Warrants		628	—
		Preferred Stock		490	950

Total iWatt Inc.				1,118	950

NEXX Systems, Inc.(4)	Semiconductors	Senior Debt Matures March 2010 Interest rate Prime + 3.50% or Floor rate of 11.25%	$565	423	423
		Revolving Line of Credit Matures June 2010 Interest rate Prime + 8.00% or Floor rate of 13.25%	$3,000	3,000	3,000
		Revolving Line of Credit Matures June 2010 Interest rate Prime + 8.00% or Floor rate of 14.00%	$500	500	500
		Preferred Stock Warrants		562	784
		Preferred Stock		6	332

Total NEXX Systems, Inc.				4,491	5,039

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Quartics, Inc.	Semiconductors	Senior Debt Matures May 2010 Interest rate 10.00%	$139	$134	$134
		Preferred Stock Warrants		53	—

Total Quartics, Inc.				187	134

Solarflare Communications, Inc.	Semiconductors	Senior Debt Matures August 2010 Interest rate 11.75%	$197	181	181
		Preferred Stock Warrants		83	—
		Common Stock		641	—

Total Solarflare Communications, Inc.				905	181

Total Semiconductors (3.13%)*				12,353	11,481

Labopharm USA, Inc.(5)	Drug Delivery	Senior Debt Matures June 2012 Interest rate 10.95%	$20,000	19,718	19,718
		Common Stock Warrants		687	1,307

Total Labopharm USA, Inc.				20,405	21,025

Transcept Pharmaceuticals, Inc.	Drug Delivery	Common Stock Warrants		36	94
		Common Stock Warrants		51	91
		Common Stock		500	283

Total Transcept Pharmaceuticals, Inc.				587	468

Total Drug Delivery (5.86%)*				20,992	21,493

BARRX Medical, Inc.	Therapeutic	Senior Debt Mature December 2011 Interest rate 11.00%	$5,481	5,473	5,473
		Revolving Line of Credit Matures May 2010 Interest rate 10.00%	$1,000	1,000	1,000
		Preferred Stock Warrants		76	111
		Preferred Stock		1,500	2,303

Total BARRX Medical, Inc.				8,050	8,887

EKOS Corporation	Therapeutic	Senior Debt Matures November 2010 Interest rate Prime + 2.00%	$2,677	2,629	2,630
		Preferred Stock Warrants		175	—
		Preferred Stock Warrants		153	—

Total EKOS Corporation				2,957	2,630

Gelesis, Inc.(8)	Therapeutic	Senior Debt Matures May 2012 Interest rate Prime + 7.5% or Floor rate of 10.75%	$2,847	2,814	—
		Preferred Stock Warrants		58	—

Total Gelesis, Inc.				2,872	—

Gynesonics, Inc.	Therapeutic	Preferred Stock Warrants		18	5
		Preferred Stock		250	627

Total Gynesonics, Inc.				268	632

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Light Science Oncology, Inc.	Therapeutic	Preferred Stock Warrants		$99	$26

Total Light Science Oncology, Inc.				99	26

Novasys Medical, Inc.(4)	Therapeutic	Senior Debt
		Matures January 2010 Interest rate 9.70%	$295	295	295
		Preferred Stock Warrants		71	—
		Preferred Stock Warrants		54	—
		Preferred Stock		1,000	1,000

Total Novasys Medical, Inc.				1,420	1,295

Total Therapeutic (3.68%)*				15,665	13,470

Cozi Group, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		148	—
		Preferred Stock		177	7

Total Cozi Group, Inc.				325	7

Invoke Solutions, Inc.	Internet Consumer & Business Services	Preferred Stock Warrants		56	129
		Preferred Stock Warrants		26	29

Total Invoke Solutions, Inc.				82	158

Prism Education Group Inc.	Internet Consumer & Business Services	Senior Debt Matures December 2010 Interest rate 11.25%	$801	789	790
		Preferred Stock Warrants		43	104

Total Prism Education Group Inc.				832	894

RazorGator Interactive Group, Inc. (4)	Internet Consumer & Business Services	Revolving Line of Credit Matures May 2010 Interest rate Prime + 6.00% or Floor rate of 12.00%	$10,000	10,000	10,000
		Preferred Stock Warrants		14	223
		Preferred Stock Warrants		28	33
		Preferred Stock		1,000	1,037

Total RazorGator Interactive Group, Inc.				11,042	11,293

Spa Chakra, Inc.(8)	Internet Consumer & Business Services	Senior Debt Matures from December 2009 to October 2011 Interest rate from 16.45% to 17%	$12,482	12,778	8,000
		Preferred Stock Warrants		1	—

Total Spa Chakra, Inc.				12,779	8,000

Total Internet Consumer & Business Services (5.55%)*				25,060	20,352

Lilliputian Systems, Inc.	Energy	Preferred Stock Warrants		107	104
		Common Stock Warrants		48	—

Total Lilliputian Systems, Inc.				155	104

Total Energy (0.03%)*				155	104

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Box.net, Inc.	Information Services	Senior Debt Matures May 2011 Interest rate Prime + 1.50%	$676	$658
					$658
		Senior Debt Matures September 2011 Interest rate Prime + 0.50%	$287	287
					287
		Preferred Stock Warrants		73	53

Total Box.net, Inc.				1,018	998

Buzznet, Inc.	Information Services	Preferred Stock Warrants		9	—
		Preferred Stock		250	74

Total Buzznet, Inc.				259	74

XL Education Corp.	Information Services	Common Stock		880	880

Total XL Education Corp.				880	880

hi5 Networkss, Inc.	Information Services	Senior Debt Matures December 2010 Interest rate Prime + 2.5%	$1,559	1,559	1,559
		Senior Debt Matures June 2011 Interest rate Prime + 0.5%	$3,401	3,356
					3,356
		Preferred Stock Warrants		213	—

Total hi5 Networks, Inc.				5,128	4,915

Jab Wireless, Inc.	Information Services	Senior Debt Matures November 2012 Interest rate Prime + 3.50% or Floor rate of 9.5%	$14,750	14,891	14,892
		Revolving Line of Credit Matures October 2010 Interest rate Prime + 3.50% or Floor rate of 9.5%
			$2,500	2,504	2,504
		Preferred Stock Warrants		265	151

Total Jab Wireless, Inc.				17,660	17,547

Solutionary, Inc.	Information Services	Preferred Stock Warrants		94	—
		Preferred Stock Warrants		2	—
		Preferred Stock		250	83

Total Solutionary, Inc.				346	83

Ancestry.com, Inc.	Information Services	Common Stock		452	880

Total Ancestry.com, Inc.				452	880

Good Technologies, Inc.		Common Stock		603	603

Total Good Technologies Inc.				603	603

Coveroo, Inc.	Information Services	Preferred Stock Warrants		7	—

Total Coveroo, Inc.				7	—

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Zeta Interactive Corporation	Information Services	Senior Debt Matures November 2012 Interest rate 9.50%	$4,731	$4,732	$4,731
		Senior Debt Matures November 2012 Interest rate 10.50%
			$6,484	6,719	6,719
		Preferred Stock Warrants		172	—
		Preferred Stock		500	310

Total Zeta Interactive Corporation				12,123	11,760

Total Information Services (10.30%)*				38,476	37,740

Novadaq Technologies, Inc.(5)	Diagnostic	Common Stock		1,567	542

Total Novadaq Technologies, Inc.				1,567	542

Optiscan Biomedical, Corp.	Diagnostic	Senior Debt Matures June 2011 Interest rate 10.25%	$7,696	7,516	7,515
		Preferred Stock Warrants		760	342
		Preferred Stock		3,000	3,000

Total Optiscan Biomedical, Corp.				11,276	10,857

Total Diagnostic (3.11%)*				12,843	11,399

Kamada, LTD. (5)	Biotechnology Tools	Common Stock Warrants		159	149
		Common Stock		794	1,161

Total Kamada, LTD.				953	1,310

Labcyte, Inc.	Biotechnology Tools	Senior Debt Matures November 2012 Interest rate Prime + 8.6% or Floor rate of 11.85%	$3,500	3,323	3,323
		Common Stock Warrants		192	235

Total Labcyte, Inc.				3,515	3,558

NuGEN Technologies, Inc.	Biotechnology Tools	Senior Debt
		Matures November 2010 Interest rate Prime + 3.45% or Floor rate of 6.75%	$785	780	780
		Senior Debt
		Matures November 2010 Interest rate Prime + 1.70% or Floor rate of 6.75%	$442	442	442
		Preferred Stock Warrants		45	391
		Preferred Stock Warrants		33	41
		Preferred Stock		500	587

Total NuGEN Technologies, Inc.				1,800	2,241

Solace Pharmaceuticals, Inc.(4)	Biotechnology Tools	Senior Debt Matures August 2012 Interest rate Prime + 4.25% or Floor rate of 9.85%	$2,617	2,560	2,560
		Preferred Stock Warrants		42	—
		Preferred Stock Warrants		54	—

Total Solace Pharmaceuticals, Inc.				2,656	2,560

Total Biotechnology Tools (2.64%)*				8,924	9,669

Crux Biomedical, Inc.	Surgical Devices	Preferred Stock Warrants		37	—
		Preferred Stock		250	26

Total Crux Biomedical, Inc.				287	26

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2009

(dollars in thousands)

Portfolio Company	Industry	Type of Investment(1)	Principal Amount	Cost(2)	Value(3)
Transmedics, Inc.(4)(8)	Surgical Devices	Senior Debt Matures December 2011 Interest rate Prime + 5.25% or Floor rate of 10.50%	$9,475	$9,384	$2,384
		Preferred Stock Warrants		225	—

Total Transmedics, Inc.				9,609	2,384

Total Surgical Devices (0.66%)*				9,896	2,410

Glam Media, Inc.	Media/Content/Info	Preferred Stock Warrants		482	283

Total Glam Media, Inc.				482	283

Waterfront Media Inc.	Media/Content/Info	Preferred Stock Warrants		60	592
		Preferred Stock		1,000	1,500

Total Waterfront Media Inc.				1,060	2,092

Total Media/Content/Info (0.65%)*				1,542	2,375

Total Investments				$380,351	$370,437

*	Value as a percent of net assets
(1)	Preferred and common stock, warrants, and equity interests are generally non-income producing.
(2)	Gross unrealized appreciation, gross unrealized depreciation, and net depreciation for federal income tax purposes totaled $17,409, $30,495 and $13,086, respectively. The tax cost of investments is $379,600.
(3)	Except for warrants in five publicly traded companies and common stock in five publicly traded companies, all investments are restricted at December 31, 2009. No unrestricted securities of the same issuer are outstanding. The Company uses the Standard Industrial Code for classifying the industry grouping of its portfolio companies.
(4)	Debt investments of this portfolio company have been pledged as collateral under the Wells Facility.
(5)	Non-U.S. company or the company’s principal place of business is outside the United States.
(6)	Affiliate investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owns as least 5% but not more than 25% of the voting securities of the company.
(7)	Control investment that is defined under the Investment Company Act of 1940 as companies in which HTGC owners as least 25% or more of the voting securities of such company or has greater than 50% representation on its board.
(8)	Debt is on non-accrual status at December 31, 2009, and is therefore considered non-income producing.

See Notes to Consolidated Financial Statements

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2010	2009
Investment income:
Interest income
Non Control/Non Affiliate investments	$10,430	$17,823
Affiliate investments	—	153
Control investments	805	—

Total interest Income	11,235	17,976

Fees
Non Control/Non Affiliate investments	1,113	2,455
Affiliate investments	—	19
Control investments	172	—

Total fees	1,285	2,474

Total investment income	12,520	20,450

Operating expenses:
Interest	2,026	3,159
Loan fees	298	946
General and administrative	1,889	1,471
Employee Compensation:
Compensation and benefits	2,238	2,884
Stock-based compensation	457	432

Total employee compensation	2,695	3,316

Total operating expenses	6,908	8,892

Net investment income	5,612	11,558
Net realized gain (loss) on investments	362	(1,146)
Net increase (decrease) in unrealized appreciation on investments	(260)	(5,930)

Net realized and unrealized gain (loss)	102	(7,076)

Net increase in net assets resulting from operations	$5,714	$4,482

Net investment income before investment gains and losses per common share:
Basic	$0.16	$0.35

Diluted	$0.16	$0.35

Change in net assets per common share:
Basic	$0.16	$0.14

Diluted	$0.16	$0.14

Weighted average shares outstanding
Basic	35,181	32,775

Diluted	35,813	32,798

See notes to Consolidated Financial Statements (unaudited).

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

(dollars in thousands)

	Common Stock		Capital in Excess of Par Value	Unrealized Accumulated (Depreciation) on Investments	Accumulated Realized Gains (Losses) on Investments	Distributions in Excess of Investment Income	Provision for Income Taxes on Investment Gains	Net Assets
	Shares	Par Value
Balance at December 31, 2008	33,096	$33	$395,760	$(11,297)	$3,906	$(5,602)	$(342)	$382,458
Net increase in net assets resulting from operations	—	—	—	(5,930)	(1,146)	11,558	—	4,482
Issuance of common stock	2	—	13	—	—	—	—	13
Issuance of common stock under restricted stock plan	306	—	—	—	—	—	—	—
Issuance of common stock as stock dividend	1,921	2	9,530	—	—	—	—	9,532
Dividends declared	—	—	—	—	—	(10,591)	—	(10,591)
Stock-based compensation	—	—	452	—	—	—	—	452

Balance at March 31, 2009	35,325	$35	$405,755	$(17,227)	$2,760	$(4,635)	$(342)	$386,346

Balance at December 31, 2009	35,634	$35	$409,036	$(10,028)	$(28,129)	$(4,057)	$(342)	$366,515
Net increase (decrease) in net assets resulting from operations	—	—	—	(260)	362	5,612	—	5,714
Issuance of common stock	81	—	446	—	—	—	—	446
Issuance of common stock under restricted stock plan	491	—	—	—	—	—	—	—
Acquisition of common stock under stock repurchase plan	(25)	—	(234)	—	—	—	—	(234)
Issuance of common stock under dividend reinvestment plan	67	—	620	—	—	—	—	620
Dividends declared	—	—	—	—	—	(7,130)	—	(7,130)
Stock-based compensation	—	—	481	—	—	—	—	481

Balance at March 31, 2010	36,248	$35	$410,349	$(10,288)	$(27,767)	$(5,575)	$(342)	$366,412

See notes to Consolidated Financial Statements (unaudited)

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

(unaudited)

(dollars in thousands)

	Three Months Ended March 31,
	2010	2009
Cash flows from operating activities:
Net increase in net assets resulting from operations	$5,714	$4,482
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in and provided by operating activities:
Purchase of investments	(88,108)	(48,648)
Principal payments received on investments	77,983	91,690
Proceeds from sale of investments	2,090	1,239
Net unrealized appreciation (depreciation) on investments	260	5,930
Net realized gain on investments	(362)	1,146
Accretion of paid-in-kind principal	(568)	(411)
Accretion of loan discounts	(588)	(2,445)
Accretion of loan exit fees	(568)	(225)
Depreciation	95	91
Stock-based compensation	176	452
Amortization of restricted stock grants	305	—
Common stock issued in lieu of Director compensation	—	13
Amortization of deferred loan origination revenue	(639)	(1,647)
Change in operating assets and liabilities:
Interest receivable	(614)	1,081
Prepaid expenses and other assets	(788)	1,036
Accounts payable	(112)	(330)
Income tax payable	8	(192)
Accrued liabilities	(7,764)	(4,915)
Deferred loan origination revenue	1,424	172

Net cash (used in) provided by operating activities	(12,056)	48,519
Cash flows from investing activities:
Purchases of capital equipment	(50)	(13)
Other long-term assets	153	25

Net cash provided by (used in) investing activities	103	12
Cash flows from financing activities:
Proceeds from issuance of common stock, net	383	—
Stock repurchase program	(234)	—
Dividends paid	(6,510)	(1,060)
Borrowings of credit facilities	—	53,858
Repayments of credit facilities	—	(110,687)
Fees paid for credit facilities and debentures	(376)	—

Net cash provided by (used in) financing activities	(6,737)	(57,889)

Net increase (decrease) in cash	(18,690)	(9,358)
Cash and cash equivalents at beginning of period	124,828	17,242

Cash and cash equivalents at end of period	$106,138	$7,884

See Notes to Consolidated Financial Statements (unaudited).

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

1. Description of Business and Unaudited Interim Consolidated Financial Statements Basis of Presentation

Hercules Technology Growth Capital, Inc. (the “Company”) is a specialty finance company that provides debt and equity growth capital to technology-related companies at various stages of development, from seed and emerging growth to expansion and established, which include select publicly listed companies and lower middle market companies. The Company sources its investments through its principal office located in Silicon Valley, as well as through its additional offices in the Boston, Massachusetts and Boulder, Colorado. The Company was incorporated under the General Corporation Law of the State of Maryland in December 2003.

The Company is an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). From incorporation through December 31, 2005, the Company was taxed as a corporation under Subchapter C of the Internal Revenue Code of 1986, (the “Code”). Effective January 1, 2006, the Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code (see Note 4).

The Company formed Hercules Technology II, L.P. (“HT II”), which was licensed on September 27, 2006, to operate as a Small Business Investment Company (“SBIC”) under the authority of the Small Business Administration (“SBA”). As an SBIC, HT II is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments. The Company also formed Hercules Technology SBIC Management, LLC (“HTM”), a limited liability company. HTM is a wholly-owned subsidiary of the Company. The Company is the sole limited partner of HT II and HTM is the general partner (see Note 4).

The Company also established wholly owned subsidiaries, all of which are structured as Delaware corporations and limited liability companies, to hold portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). We currently qualify as a RIC for federal income tax purposes, which allows us to avoid paying corporate income taxes on any income or gains that we distribute to our stockholders. The purpose of establishing these entities is to satisfy the RIC tax requirement that at least 90% of our gross income for income tax purposes is investment income.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under Securities Act of 1933 and the Securities and Exchange Act of 1934, the Company does not consolidate portfolio company investments. The accompanying consolidated interim financial statements are presented in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) for interim financial information, and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X under the Securities Act of 1933 and the Securities Exchange Act of 1934. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments consisting solely of normal recurring accruals considered necessary for the fair presentation of consolidated financial statements for the interim periods, have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the interim unaudited consolidated financial statements and notes should be read in conjunction with the audited consolidated financial statements and notes thereto for the period ended December 31, 2009. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

2. Valuation of Investments

Our investments are carried at fair value in accordance with the Investment Company Act of 1940, (the “1940 Act”) Act and Accounting Standards Codification (“ASC”) topic 820 Fair Value Measurements and Disclosures. At March 31, 2010, approximately 76% of the Company’s total assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by the Board of Directors in accordance with valuation procedures and the recommendation of the Valuation Committee of the Board of Directors. Since there is typically no readily available market value for the investments in the Company’s portfolio, it values substantially all of its investments at fair value as determined in good faith by its Board of Directors pursuant to a consistent valuation policy and a consistent valuation process in accordance with the provisions of ASC 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board of Directors may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

Our Board of Directors has engaged an independent valuation firm to provide us with valuation assistance with respect to certain of our portfolio investments on a quarterly basis. We intend to continue to engage an independent valuation firm to provide us with assistance regarding our determination of the fair value of selected portfolio investments each quarter unless directed by the Board of Directors to cancel such valuation services. However, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

We adopted ASC 820 on January 1, 2008. ASC 820 establishes a framework for measuring the fair value of the assets and liabilities and outlines a fair value hierarchy which prioritizes the inputs used to measure fair value and the effect of fair value measures on earnings. ASC 820 also enhances disclosure requirements for fair value measurements based on the level within the hierarchy of the information used in the valuation. ASC 820 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but doesn’t expand the use of fair value in any new circumstances. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In October 2008, the Financial Accounting Standards Board, or the FASB, issued ASC 820-10-35, formerly known as FSP SFAS No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active”, which clarifies the application of ASC 820 in a market that is not active. More specifically, this standard states that significant judgment should be applied to determine if observable data in a dislocated market represents forced liquidations or distressed sales and are not representative of fair value in an orderly transaction. The standard also provides further guidance that the use of a reporting entity’s own assumptions about future cash flows and appropriately risk-adjusted discount rates is acceptable when relevant observable inputs are not available. In addition, the standard provides guidance on the level of reliance of broker quotes or pricing services when measuring fair value in a non active market stating that less reliance should be placed on a quote that does not reflect actual market transactions and a quote that is not a binding offer.

Consistent with ASC 820, the Company determines fair value to be the amount for which an investment could be exchanged in a current sale, which assumes an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. The Company’s valuation policy considers the fact that no ready market exists for substantially all of the securities in which it invests.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

In accordance with ASC 820, the Company has considered the principal market, or the market in which it exits its portfolio investments with the greatest volume and level of activity. ASC 820 requires that the portfolio investment is assumed to be sold in the principal market to market participants, or in the absence of a principal market, the most advantageous market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. The Company believes that the market participants for its investments are primarily other technology-related companies. Such participants acquire the Company’s investments in order to gain access to the underlying assets of the portfolio company. As such, the Company believes the estimated value of the collateral of the portfolio company, up to the cost value of the investment, represents the fair value of the investment.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must determine the fair value of each individual investment on a quarterly basis. The Company records unrealized depreciation on investments when it believes that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, where appropriate, the Company records unrealized appreciation if it believes that the underlying portfolio company has appreciated in value and, therefore, that its investment has also appreciated in value.

As a business development company, the Company invests primarily in illiquid securities including debt and equity-related securities of private companies. The Company’s investments are generally subject to some restrictions on resale and generally have no established trading market. Because of the type of investments that the Company makes and the nature of its business, its valuation process requires an analysis of various factors that might be considered in a hypothetical secondary market. The Company’s valuation methodology includes the examination of, among other things, the underlying investment performance, the current portfolio company’s financial condition and market changing events that impact valuation, estimated remaining life, and interest rate spreads of similar securities as of the measurement date. If there is a significant deterioration of the credit quality of a debt investment, we may consider other factors that a hypothetical market participant would use to estimate fair value, including the proceeds that would be received in a liquidation analysis.

When originating a debt instrument, the Company generally receives warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting discount on the loan from recordation of the warrant or other equity instruments is accreted into interest income over the life of the loan.

At each reporting date, privately held debt and equity securities are valued based on an analysis of various factors including, but not limited to, the portfolio company’s operating performance and financial condition and general market conditions that could impact the valuation. When an external event occurs, such as a purchase transaction, public offering, or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Company’s valuation of the debt and equity securities. The Company periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. The Company may consider, but is not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flow, valuation comparisons to comparable public companies or other industry benchmarks in its evaluation of the fair value of its investment. We have a limited number of equity securities in public companies. In accordance with the 1940 Act, unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

An unrealized loss is recorded when an investment has decreased in value, including: where collection of a loan is doubtful, there is an adverse change in the underlying collateral or operational performance, there is a change in the borrower’s ability to pay, or there are other factors that lead to a determination of a lower valuation for the debt or equity security. Conversely, unrealized appreciation is recorded when the investment has appreciated in value. Securities that are traded in the over-the-counter markets or on a stock exchange will be valued at the prevailing bid price at period end. The Board of Directors estimates the fair value of warrants and other equity-related securities in good faith using a Black-Scholes pricing model and consideration of the issuer’s earnings, sales to third parties of similar securities, the comparison to publicly traded securities, and other factors.

The Company has categorized all investments recorded at fair value in accordance with ASC 820 based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1—Inputs are unadjusted, quoted prices in active markets for identical assets at the measurement date. The types of assets carried at Level 1 fair value generally are equities listed in active markets.

Level 2—Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset in connection with market data at the measurement date and for the extent of the instrument’s anticipated life. Fair valued assets that are generally included in this category are warrants held in a public company.

Level 3—Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date. It includes prices or valuations that require inputs that are both significant to the fair value measurement and unobservable. Generally, assets carried at fair value and included in this category are the debt investments and warrants and equities held in a private company.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

Investments measured at fair value on a recurring basis are categorized in the tables below based upon the lowest level of significant input to the valuations as of March 31, 2010 and as of December 31, 2009:

		Investments at Fair Value as of March 31, 2010
(in thousands) Description	March 31, 2010	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$315,523	$—	$—	$315,523
Senior debt-second lien	6,119	—	—	6,119
Preferred stock	34,102	—	—	34,102
Common stock	11,061	2,526	6,762	1,773
Warrants	13,168	—	3,159	10,009

	$379,973	$2,526	$9,921	$367,526

		Investments at Fair Value as of December 31, 2009
(in thousands) Description	December 31, 2009	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured debt	$314,842	$—	$—	$314,842
Senior debt-second lien	6,060	—	—	6,060
Preferred stock	22,875	—	—	22,875
Common stock	12,210	1,986	8,451	1,773
Warrants	14,450	—	3,374	11,076

	$370,437	$1,986	$11,825	$356,626

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

The table below presents a reconciliation for all financial assets measured at fair value on a recurring basis, excluding accrued interest components, using significant unobservable inputs (Level 3) for the three months ended March 31, 2010 and as of December 31, 2009:

(in thousands)	Balance, January 1, 2010	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases, sales, repayments, and exit, net	Transfer in & out of Level 3	Balances, March 31, 2010
Senior Debt	$314,842	$579	$6,974	$(6,872)	$—	$315,523
Senior Debt-Second Lien	6,060	—	—	59	—	6,119
Preferred Stock	22,875	—	(5,180)	16,407	—	34,102
Common Stock	1,773	—	—	0	—	1,773
Warrants	11,076	(514)	466	0	(1,019)	10,009

Total	$356,626	$65	$2,260	$9,594	$(1,019)	$367,526

(in thousands)	Balance, January 1, 2009	Net Realized Gains (losses)(1)	Net change in unrealized appreciation or depreciation(2)	Purchases, sales, repayments, and exit, net	Transfer in & out of Level 3	Balances, December 31, 2009
Senior Debt	$534,230	$(27,192)	$4,698	$(196,894)	$—	$314,842
Senior Debt-Second Lien	5,824	—	—	236	—	6,060
Preferred Stock	21,249	(3,000)	4,373	661	(408)	22,875
Common Stock	1,894	(105)	(749)	1,204	(471)	1,773
Warrants	14,952	(1,150)	(4,116)	1,390	—	11,076

Total	$578,149	$(31,447)	$4,206	$(193,403)	$(879)	$356,626

(1)	Includes net realized gains (losses) recorded as realized gains or losses in the accompanying consolidated statements of operations.
(2)	Included in change in net unrealized appreciation or depreciation in the accompanying consolidated statements of operations.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control”. Generally, under 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, which are not Control Investments. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are investments that are neither Control Investments nor Affiliate Investments.

At March 31, 2010, the Company had investments in two portfolio companies deemed to be Control Investments. Approximately $821,000 and $156,000 in investment income was derived from our debt investments in these Software and Internet Consumer and Business Services portfolio companies, respectively. Approximately $1,000 of realized losses related to Control Investments was recognized during the quarter ended March 31, 2010. The Company recognized net unrealized depreciation of approximately $3.4 million on control investments during the quarter ended March 31, 2010. As of March 31, 2009, no portfolio companies were deemed to be Control Investments.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

At March 31, 2010, the Company had an investment in one portfolio company deemed to be an Affiliate. No income was derived from this investment as this is a non-income producing equity investment. At March 31, 2009, the Company had three portfolio companies deemed to be Affiliates. For the quarter ended March 31, 2009, income derived from these investments was approximately $153,000. One company that was an Affiliate as of March 31, 2009 performed a capital raise in 2009 which resulted in our ownership percentage decreasing to less than 5% of the voting securities in the portfolio company. As a result, this portfolio company is no longer considered an Affiliate for reporting purposes. We recognized a realized loss of approximately $4.0 million in the second quarter of 2009 in a portfolio company that was an Affiliate prior to the disposal of the investment. During the quarters ended March 31, 2010 and 2009, we recognized net unrealized depreciation of approximately $52,000 and $867,000, respectively, related to Affiliates.

A summary of the composition of the Company’s investment portfolio as of March 31, 2010 and December 31, 2009 at fair value is shown as follows:

	March 31, 2010		December 31, 2009
(in thousands)	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
Senior secured debt with warrants	$250,459	65.9%	$229,454	61.9%
Senior secured debt	78,147	20.6%	99,725	26.9%
Preferred stock	34,102	9.0%	22,875	6.2%
Senior debt-second lien with warrants	6,204	1.6%	6,173	1.7%
Common Stock	11,061	2.9%	12,210	3.3%

	$379,973	100.0%	$370,437	100%

A summary of the Company’s investment portfolio, at value, by geographic location is as follows:

	March 31, 2010		December 31, 2009
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
(in thousands)
United States	$356,994	94.0%	$344,984	93.1%
Canada	20,972	5.5%	21,567	5.8%
Israel	2,007	0.5%	1,310	0.4%
Netherlands	—	—%	2,576	0.7%

	$379,973	100.0%	$370,437	100%

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

The following table shows the fair value of our portfolio by industry sector at March 31, 2010 and December 31, 2009 (excluding unearned income):

	March 31, 2010		December 31, 2009
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
(in thousands)
Software	$58,147	15.3%	$61,647	16.6%
Consumer & Business Products	51,118	13.5%	25,467	6.9%
Drug Discovery	49,348	13.0%	51,848	14.0%
Information Services	42,185	11.1%	37,740	10.2%
Communications & Networking	30,790	8.1%	58,088	15.7%
Therapeutic	24,366	6.4%	13,470	3.6%
Specialty Pharma	23,028	6.1%	25,193	6.8%
Drug Delivery	20,903	5.5%	21,493	5.8%
Internet Consumer & Business Services	20,400	5.4%	20,352	5.5%
Electronics & Computer Hardware	16,900	4.4%	17,701	4.8%
Semiconductors	12,079	3.2%	11,481	3.1%
Diagnostic	10,037	2.6%	11,399	3.1%
Surgical Devices	9,414	2.5%	2,410	0.7%
Biotechnology Tools	8,795	2.3%	9,669	2.6%
Media/Content/Info	2,371	0.6%	2,375	0.6%
Energy	92	—%	104	—%

	$379,973	100%	$370,437	100%

During the three-month periods ended March 31, 2010 and 2009, the Company made investments in debt securities totaling approximately $87.3 million and $48.6 million, respectively, and funded equity investments of approximately $16.1 million in the three-month periods ended March 31, 2010, including restructured loans. The Company did not fund any equity investments in the three months ended March 31, 2009.

During the three-month period ended March 31, 2010, the Company recognized net realized gains of approximately $151,000 from the sale of common stock in public companies, approximately $644,000 from mergers of private portfolio companies and realized losses of approximately $433,000 from equity and warrant investments in portfolio companies that have been liquidated. During the three-month period ended March 31, 2009, the Company recognized realized gains of approximately $700,000 from sale of common and preferred stock in two portfolio companies and realized losses on warrants of portfolio companies that had been acquired of approximately $1.8 million.

Loan origination and commitment fees received in full at the inception of a loan are deferred and amortized into fee income as an enhancement to the related loan’s yield over the contractual life of the loan. Loan exit fees to be paid at the termination of the loan are accreted into interest income over the contractual life of the loan. The Company had approximately $3.2 million and $2.4 million of unamortized fees at March 31, 2010 and December 31, 2009, respectively and approximately $7.1 million and $6.6 million in exit fees receivable at March 31, 2010 and December 31, 2009, respectively.

The Company has loans in its portfolio that contain a payment-in-kind (“PIK”) provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

and recorded as interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash or the liquidation of certain investments. The Company recorded approximately $568,000 and $477,000 in PIK income in the three-month period ended March 31, 2010 and 2009, respectively.

In some cases, the Company collateralizes its investments by obtaining a first priority security interest in a portfolio company’s assets, which may include their intellectual property. In other cases, the Company may obtain a negative pledge covering a company’s intellectual property. At March 31, 2010, approximately 74.2% of the Company’s portfolio company loans were secured by a first priority security in all of the assets of the portfolio company, 23.9% of portfolio company loans were prohibited from pledging or encumbering their intellectual property and 1.9% of portfolio company loans had a second lien facility.

3. Fair Value of Financial Instruments

Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments. The SBIC debentures remain a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. Calculated based on the net present value of payments over the term of the notes using estimated market rates for similar notes and remaining terms, the fair value of its SBIC debentures would be approximately $142.2 million, compared to the carrying amount of $130.6 million as of March 31, 2010.

See the accompanying Consolidated Schedule of Investments for the fair value of the Company’s investments. The methodology for the determination of the fair value of the Company’s investment is discussed in Note 2.

4. Borrowings

Credit Facility

The Company, through Hercules Funding Trust I, an affiliated statutory trust, had a securitized credit facility (the “Credit Facility”) with Citigroup Global Markets Realty Corp. (“Citigroup”) and Deutsche Bank Securities which expired under the normal terms. During the first quarter of 2009, the Company paid off all remaining principal and interest owed under the Credit Facility. Citigroup has an equity participation right through a warrant participation agreement on the pool of loans and warrants collateralized under the Credit Facility. Pursuant to the warrant participation agreement, the Company granted to Citigroup a 10% participation in all warrants held as collateral. However, no additional warrants are included in collateral subsequent to the facility amendment on May 2, 2007. As a result, Citigroup is entitled to 10% of the realized gains on the warrants until the realized gains paid to Citigroup pursuant to the agreement equal $3,750,000 (the “Maximum Participation Limit”). The obligations under the warrant participation agreement continue even after the Credit Facility is terminated until the Maximum Participation Limit has been reached. The value of their participation right on unrealized gains in the related equity investments was approximately $430,000 as of March 31, 2010 and is included in accrued liabilities. There can be no assurances that the unrealized appreciation of the warrants will not be higher or lower in future periods due to fluctuations in the value of the warrants, thereby increasing or reducing the effect on the cost of borrowing. Since inception of the agreement, the Company has paid Citigroup

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

approximately $1.1 million under the warrant participation agreement thereby reducing its realized gains by this amount. The Company will continue to pay Citigroup under the warrant participation agreement until the Maximum Participation Limit is reached or the warrants expire.

Long-term SBA Debentures

On September 27, 2006, HT II received a license to operate as a SBIC under the SBIC program and is able to borrow funds from the SBA against eligible previously approved investments and additional contributions to regulatory capital. As of March 31, 2010, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $150.0 million, subject to periodic adjustments by the SBA. With the Company’s net investment of $68.55 million in HT II as of March 31, 2010, HT II has the current capacity to issue a total of $137.1 million of SBA guaranteed debentures, of which $130.6 million was outstanding. Currently, HT II has paid commitment fees of approximately $1.4 million. There is no assurance that HT II will be able to draw up to the maximum limit available under the SBIC program.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6.0 million for the two most recent fiscal years. In addition, SBICs must devote 25.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6.0 million and has average annual fully taxed net income not exceeding $2.0 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Through its wholly-owned subsidiary HT II, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments.

Through our wholly-owned subsidiary HT II, the Company plans to provide long-term loans to qualifying small businesses, and in connection therewith, make equity investments. HT II is periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations. As of March 31, 2010, HT II could draw up to $137.1 million of leverage from the SBA as noted above. The rates of borrowings under various draws from the SBA beginning in April 2007 and set semiannually in March and September range from 4.233% to 5.725%. In addition, the SBA charges a fee that is set annually, depending on the Federal fiscal year the leverage commitment was delegated by the SBA, regardless of the date that the leverage was drawn by the SBIC. The annual fee related to HT II debentures that pooled on September 23, 2009 was 0.406%. The annual fees on other debentures have been set at 0.906%. The average amount of debentures outstanding for the quarter ended March 31, 2010 was approximately $130.6 million and the average interest rate was approximately 6.27%. Interest is payable semiannually and there are no principal payments required on these issues prior to maturity. Debentures under the SBA generally mature ten years after being borrowed. Based on the initial draw down date of April 2007, the initial maturity of SBA debentures will occur in April 2017.

The American Recovery and Reinvestment Act of 2009 (the “Federal Stimulus Bill”) includes a provision, which allows for existing SBIC entities to obtain a second license and gain access to additional leverage of up to $75 million, for a maximum of $225.0 million combined SBIC leverage (subject to additional required capitalization of its second wholly owned SBIC subsidiary). Hercules has filed an application for a second SBIC license. In September 2009, the Company formed HT III for the purposes of obtaining a second SBIC license. In April 2010, the Company received the approval of the Divisional Licensing Committee of the SBA for a second

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

SBIC license. Upon final approval by the Agency Committee of the SBA, which is expected in May 2010, the second SBIC license would provide the Company with access to an additional $75.0 million of SBIC debentures, subject to compliance with SBA regulations and an additional capital contribution by the Company of $37.5 million into HT III, the Company’s new SBIC subsidiary.

Wells Facility

On August 25, 2008, the Company, through a special purpose wholly-owned subsidiary of the Company, Hercules Funding II, LLC, entered into a two-year revolving senior secured credit facility with an optional one-year extension with total commitments of $50 million, with Wells Fargo Capital Finance as a lender and as an arranger and administrative agent (the “Wells Facility”). The Wells Facility has the capacity to increase to $300 million if additional lenders are added to the syndicate. The Wells Facility expires in August 2011.

Borrowings under the Wells Facility will generally bear interest at a rate per annum equal to LIBOR plus 3.25% or PRIME plus 2.0%, but not less than 5.0%. The Wells Facility requires the payment of a non-use fee of 0.5% annually, which was reduced to 0.3% on the one year anniversary of the credit facility. The Wells Facility is collateralized by debt investments in our portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Wells Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity, which includes the extension if exercised. The Company has paid a total of approximately $1.1 million in structuring fees in connection with the Wells Facility which is being amortized through August 2011. There was no outstanding debt under the Wells Facility at March 31, 2010.

The Wells Facility requires various financial and operating covenants. These covenants require us to maintain certain financial ratios and a minimum tangible net worth of $250 million, contingent upon our total commitments under all lines of credit not exceeding $250 million. To the extent our total commitment exceeds $250 million, the minimum tangible net worth covenant will increase on a pro rata basis commensurate with our net worth on a dollar for dollar basis. In addition, the tangible net worth covenant will increase by 90 cents on the dollar for every dollar of equity capital subsequently raised by the Company. The Wells Facility provides for customary events of default, including, but not limited to, payment defaults, breach of representations or covenants, bankruptcy events and change of control. We were in compliance with all covenants at March 31, 2010.

Union Bank Facility

On February 10, 2010, the Company entered a $20.0 million one-year revolving senior secured credit facility with Union Bank (the “Union Bank Facility”). Borrowings under the Union Bank Facility will generally bear interest at a rate per annum equal to LIBOR plus 2.25% with a floor of 4.0%. At March 31, 2010, there were no borrowings outstanding on this facility. The Union Bank Facility requires the payment of a non-use fee of 0.25% annually. The Union Bank Facility is collateralized by debt investments in the Company’s portfolio companies, and includes an advance rate equal to 50% of eligible loans placed in the collateral pool. The Union Bank Facility generally requires payment of interest on a monthly basis. All outstanding principal is due upon maturity.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

At March 31, 2010 and December 31, 2009, the Company had the following borrowing capacity and outstanding borrowings:

	March 31, 2010		December 31, 2009
	Facility Amount	Amount Outstanding	Facility Amount	Amount Outstanding
(in thousands)
Union Bank Facility	$20,000	$—	$—	$—
Wells Facility	50,000	—	50,000	—
SBA Debenture	150,000	130,600	150,000	130,600

Total	$220,000	$130,600	$200,000	$130,600

5. Income taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders.

To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its annual investment company taxable income, as defined by the Code. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is based upon the annual earnings estimated by the management of the Company. To the extent that the Company’s earnings fall below the amount of dividends declared, however, a portion of the total amount of the Company’s dividends for the fiscal year may be deemed a return of capital for tax purposes to the Company’s stockholders.

Taxable income includes the Company’s taxable interest, dividend and fee income, as well as taxable net capital gains. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as gains or losses are not included in taxable income until they are realized. Taxable income includes non-cash income, such as changes in accrued and reinvested interest and dividends, which includes contractual payment-in-kind interest, and the amortization of discounts and fees. Cash collections of income resulting from contractual PIK interest or the amortization of discounts and fees generally occur upon the repayment of the loans or debt securities that include such items. Non-cash taxable income is reduced by non-cash expenses, such as realized losses and depreciation and amortization expense.

For the quarter ended March 31, 2010, the Company declared a distribution of $0.20 per share. The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income for the full year and distributions paid for the full year, therefore a determination made on a quarterly basis may not be representative of the actual tax attributes of its distributions for a full year. If the Company had determined the tax attributes of its distributions year-to-date as of March 31, 2010, approximately 89.9% would be from ordinary income and spill over earnings from 2009 and 10.1% would be a return of capital. However there can be no certainty to shareholders that this determination is representative of what the tax attributes of its 2010 distributions to shareholders will actually be.

If the Company does not distribute at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income during the year earned. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

Taxable income for the three-month periods ended March 31, 2010 and 2009 was approximately $5.6 million or $0.16 per share, and $10.0 million or $0.30 per share, respectively. Taxable net realized losses for the three-month periods ended March 31, 2010 were approximately $6.6 million or approximately $0.19 loss per share. Taxable net realized losses for the same period in 2009 were approximately $270,000 or $0.01 per share.

In accordance with RIC distribution rules, the Company is required to declare current year dividends to be paid from carried over excess taxable income from 2009 before the Company files its 2009 tax return in September 2010, and the Company must pay such dividends by December 31, 2010.

6. Shareholders’ Equity

The Company is authorized to issue 60,000,000 shares of common stock with a par value of $0.001. Each share of common stock entitles the holder to one vote.

Common stock subject to future issuance is as follows:

	March 31, 2010	March 31, 2009
Stock options and warrants	5,086,021	4,964,818
Warrants issued in June 2004	—	283,614

Common stock reserved	5,086,021	5,248,432

In February 2010, the Board of Directors authorized a stock repurchase plan permitting the Company to repurchase up to $35.0 million of its common stock. During the quarter ended March 31, 2010, the Company repurchased 25,125 shares of its common stock at a total cost of approximately $234,000.

7. Equity Incentive Plan

The Company and its stockholders have authorized and adopted the 2004 Equity Incentive Plan (the “2004 Plan”) for purposes of attracting and retaining the services of its executive officers and key employees. Under the 2004 Plan, the Company is authorized to issue 7,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2004 Plan will terminate on June 9, 2014, and no additional awards may be made under the 2004 Plan after that date.

The Company and its stockholders have authorized and adopted the 2006 Non-Employee Director Plan (the “2006 Plan” and, together with the 2004 Plan, the “Plans”) for purposes of attracting and retaining the services of its Board of Directors. Under the 2006 Plan, the Company is authorized to issue 1,000,000 shares of common stock. Unless terminated earlier by the Company’s Board of Directors, the 2006 Plan will terminate on May 29, 2016 and no additional awards may be made under the 2006 Plan after that date. The Company filed an exemptive relief request with the Securities and Exchange Commission (“SEC”) to allow options to be issued under the 2006 Plan which was approved on October 10, 2007.

On June 21, 2007, the shareholders approved amendments to the 2004 Plan and the 2006 Plan allowing for the grant of restricted stock. The amended Plans limit the combined maximum amount of restricted stock that

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

may be issued under both Plans to 10% of the outstanding shares of the Company’s stock on the effective date of the Plans plus 10% of the number of shares of stock issued or delivered by Hercules during the terms of the Plans. The proposed amendments further specify that no one person shall be granted awards of restricted stock relating to more than 25% of the shares available for issuance under the 2004 Plan. Further, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 25% of its outstanding voting securities, except that if the amount of voting securities that would result from such exercise of all of the Company’s outstanding warrants, options and rights issued to Hercules directors, officers and employees, together with any restricted stock issued pursuant to the Plans, would exceed 15% of the Company’s outstanding voting securities, then the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued pursuant to the Plans, at the time of issuance shall not exceed 20% of our outstanding voting securities.

In conjunction with the amendment and in accordance with the exemptive order, on June 21, 2007 the Company made an automatic grant of shares of restricted common stock to Messrs. Badavas, Chow and Woodward, the independent members of its Board of Directors, in the amounts of 1,667, 1,667 and 3,334 shares, respectively. In May 2008, the Company issued restricted shares to Messrs. Badavas and Chow in the amount of 5,000 shares each. In June 2009, the Company issued 5,000 restricted stock shares to Mr. Woodward. The shares were issued pursuant to the 2006 Plan and vest 33% on an annual basis from the date of grant and deferred compensation cost will be recognized ratably over the three year vesting period.

A summary of common stock options and warrant activity under the Company’s 2006 and 2004 Plans for the three months ended March 31, 2010 and 2009 is as follows:

	For the three month period ended March 31,
	2010		2009
	Common Stock Options	Five-Year Warrants	Common Stock Options	Five-Year Warrants
Outstanding at Beginning of Period	4,924,405	—	3,931,527	10,692
Granted	242,250	—	1,163,000	—
Exercised	(80,634)	—	—	—
Cancelled	—	—	140,401	—

Outstanding at End of Period	5,086,021	—	4,954,126	10,692

Weighted-average exercise price	$10.79	$—	$10.75	$10.57

Options generally vest 33% one year after the date of grant and ratably over the succeeding 24 months. All options may be exercised for a period ending seven years after the date of grant. At March 31, 2010, options for approximately 3.5 million shares were exercisable at a weighted average exercise price of approximately $12.18 per share with a weighted average remaining contractual term of 3.64 years.

The Company determined that the fair value of options granted under the 2006 and 2004 Plans during the three-month periods ended March 31, 2010 and 2009 was approximately $442,000 and $447,000, respectively. During the three-month periods ended March 31, 2010 and 2009, approximately $171,000 and $251,000 of share-based cost was expensed, respectively. As of March 31, 2010, there was approximately $1.3 million of total unrecognized compensation costs related to stock options. These costs are expected to be recognized over a

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

weighted average period of 2.2 years. The fair value of options granted is based upon a Black-Scholes option pricing model using the assumptions in the following table for each of the three-month periods ended March 31, 2010 and 2009:

	2010	2009
Expected Volatility	46.39%	32%
Expected Dividends	10%	10%
Expected term (in years)	4.5	4.5
Risk-free rate	2.13% - 2.36%	1.86%

The following table summarizes stock options outstanding and exercisable at March 31, 2010:

(Dollars in thousands)	Options outstanding				Options exercisable
Range of exercise prices	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price	Number of shares	Weighted average remaining contractual life	Aggregate intrinsic value	Weighted average exercise price
$4.00 - $6.60	1,063,395	5.97	$6,776	4.22	312,645	5.97	$1,994	4.21
$6.70 - $10.39	376,000	6.57	250	9.93	64,696	5.76	27	10.17
$10.49 - $15.00	3,646,626	3.69	24	12.80	3,140,955	3.36	4	13.01

$4.00 - $15.00	5,086,021	4.38	$7,050	10.79	3,518,296	3.64	$2,025	12.18

During the three months ended March 31, 2010 and 2009, respectively, the Company granted approximately 491,500 and 306,500 shares of restricted stock pursuant to the Plans. Each restricted stock award granted in 2009 and 2010 is subject to lapse as to 25% of the award one year after the date of grant and ratably over the succeeding 36 months subject to a four year forfeiture schedule. The restricted stock awarded in 2008 vests 25% annually on the anniversary date of the award. The value of the restricted stock was determined to be the Company’s closing prices on March 16, 2010 and March 24, 2010, the date of the grants. During the three months ended March 31, 2010 and 2009 the Company recognized compensation expense related to restricted stock of approximately $286,792 and $201,000, respectively.

8. Earnings Per Share

In 2008, the FASB issued ASC 260, Earnings Per Share formerly known as FASB Staff Position (FSP) EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities. Under this standard, unvested awards of share-based payments with non-forfeitable rights to receive dividends or dividend equivalents, such as our restricted stock issued under the Plans, are considered participating securities for purposes of calculating change in net assets per share. Under the two-class method a portion of net increase in net assets resulting from operations is allocated to these participating securities and therefore is excluded from the calculation of change in net assets per share allocated to common stock, as shown in the table below. The standard was effective for financial statements issued for fiscal years beginning after December 15, 2008. The Company adopted this standard beginning with financial statements ended March 31, 2009. The adoption of this standard did not result in a change to the previously reported basic change in net assets per share and diluted change in net assets per share.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

Computation and reconciliation of change in net assets per common share are as follows:

	Quarter Ended March 31,
(in thousands, except per share data)	2010	2009
Numerator
Net increase in net assets resulting from operations	$5,714	$4,482
Less: Dividends declared-common and restricted shares	7,130	10,592

Undistributed earnings	(1,416)	(6,110)

Undistributed earnings-common shares	(1,416)	(6,110)
Add: Dividend declared-common shares	7,031	10,519

Numerator for basic and diluted change in net assets per common share	5,615	4,409

Denominator
Basic weighted average common shares outstanding	35,181	32,775
Common shares issuable	632	23

Weighted average common shares outstanding assuming dilution	35,813	32,798
Change in net assets per common share
Basic	$0.16	$0.14
Diluted	$0.16	$0.14

The calculation of change in net assets per common share—assuming dilution, excludes all anti-dilutive shares. For both the quarters ended March 31, 2010 and 2009, the number of anti-dilutive shares, as calculated based on the weighted average closing price of the Company’s common stock for the periods, was approximately 3.8 million shares.

9. Related-Party Transactions

In connection with the sale of public equity investments, during the three-month periods ended March 31, 2010 and 2009, the Company paid JMP Securities LLC approximately $6,000 and $15,000, respectively.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

10. Financial Highlights

Following is a schedule of financial highlights for the three months ended March 31, 2009 and 2010:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

FINANCIAL HIGHLIGHTS

(Unaudited)

(Dollar in thousands, except per share amounts)

	Three Months Ended March 31,
	2010		2009
Per share data:
Net asset value at beginning of period	$10.29		$11.56
Net investment income (1)	0.16		0.35
Net realized gain (loss) on investments	0.01		(0.03)
Net unrealized appreciation (depreciation) on investments	(0.01)		(0.18)

Total from investment operations	0.16		0.14

Net increase/(decrease) in net assets from capital share transactions	(0.15)		(0.45)
Distributions	(0.20)		(0.32)
Stock-based compensation expense included in investment income (2)	0.01		0.01

Net asset value at end of period	$10.11		$10.94

Ratios and supplemental data:
Per share market value at end of period	$10.59		$5.00
Total return	0.09	%(3)	(34.08	)%(3)
Shares outstanding at end of period	36,248		35,325
Weighted average number of common shares outstanding	35,181		32,775
Net assets at end of period	$366,412		$386,346
Ratio of operating expense to average net assets (annualized)	7.19%		9.20%
Ratio of net investment income before investment gains and losses to average net assets (annualized)	5.84%		11.96%
Average debt outstanding	$130,600		$194,282
Weighted average debt per common share	$3.71		$5.89
Portfolio turnover	0.20%		0.22%

(1)

For the three months ended March 31 2010 and 2009, basic and diluted net investment income per share are calculated as net investment income divided by the basic and net diluted weighted average shares outstanding. Basic net investment income per share calculated under the two class method are $0.16 and $0.35 for the three months ended March 31, 2010 and 2009, respectively. Diluted net investment income per share calculated under the two class method are $0.16 and $0.14 for the three months ended March 31, 2010 and 2009, respectively.

(2)

Stock option expense is a non-cash expense that has no effect on net asset value. Pursuant to ASC 718, net investment loss includes the expense associated with the granting of stock options which is offset by a corresponding increase in paid-in capital.

(3)	The total return equals the change in the ending market value over the beginning of period price per share plus dividends paid per share during the period, divided by the beginning price.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

11. Commitments and Contingencies

In the normal course of business, the Company is party to financial instruments with off-balance sheet risk. These instruments consist primarily of unused commitments to extend credit, in the form of loans to the Company’s portfolio companies. The balance of unused commitments to extend credit at March 31, 2010 totaled approximately $20.0 million. Since a portion of these commitments may expire without being drawn, unfunded commitments do not necessarily represent future cash requirements. In addition, the Company had approximately $90.0 million of non-binding term sheets outstanding. Non-binding outstanding term sheets are subject to completion of the Company’s due diligence and final approval process, as well as the negotiation of definitive documentation with the prospective portfolio companies. Not all non-binding term sheets are expected to close and do not necessarily represent future cash requirements.

Certain premises are leased under agreements which expire at various dates through December 2013. Total rent expense amounted to approximately $237,000 and $251,000 during the three-month periods ended March 31, 2010 and 2009, respectively.

Future commitments under the credit facility and operating leases as of March 31, 2010 were as follows:

	Payments due by period (in thousands)
Contractual Obligations(1)(2)	Total	Less than 1 year	1 - 3 years	3 - 5 years	After 5 years
Borrowings (3)	$130,600	$—	$—	$—	$130,600
Operating Lease Obligations (4)	3,307	976	1,877	453	—

Total	$133,907	$976	$1,877	$453	$130,600

(1)	Excludes commitments to extend credit to our portfolio companies.
(2)	The Company also has a warrant participation obligation with Citigroup. See Note 4.
(3)	Includes borrowings under the Wells Facility the Union Bank Facility and the SBA debentures. There were no outstanding borrowings under the Wells Facility or the Union Bank Facility at March 31, 2010.
(4)	Long-term facility leases.

The Company and its executives and directors are covered by Directors and Officers Insurance, with the directors and officers being indemnified by the Company to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

12. Recent Accounting Pronouncements

In May 2009, the FASB issued SFAS 165—Subsequent Events, which was subsequently included in ASC Topic 855—Subsequent Events, or ASC 855. This guidance establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, and specifically requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. We adopted this guidance during the quarter ended June 30, 2009.

In February 2010, the FASB issued ASU 2010-09 to amend ASC 855 to address certain implementation issues, including (1) eliminating the requirement for SEC filers to disclose the date through which it has evaluated subsequent events, (2) clarifying the period through which conduit bond obligors must evaluate subsequent events, and (3) refining the scope of the disclosure requirements for reissued financial statements. The adoption of this standard did not have a significant impact on our consolidated financial statements.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

(unaudited)

In January 2010, the FASB issued ASU No. 2010-01, Accounting for Distributions to Shareholders with Components of Stock and Cash (“ASU 2001-01”), which addresses the accounting for a distribution to shareholders that offers them the ability to elect to receive their entire distribution in cash or shares of equivalent value with a potential limitation on the total amount of cash that shareholders can receive in the aggregate. ASU 2010-01 clarifies that the stock portion of such a distribution is considered a share issuance reflected prospectively in earnings per share. ASU 2010-01 is effective for interim and annual periods ending after December 15, 2009 and should be applied on a prospective basis. We adopted the requirements of ASU 2010-01 in the fourth quarter of 2009 and its adoption did not have a material effect on our consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (“ASU 2010-06”), which amends ASC 820 and requires additional disclosure related to recurring and nonrecurring fair value measurements with respect to transfers in and out of Levels 1 and 2 and activity in Level 3 fair value measurements. The update also clarifies existing disclosure requirements related to the level of disaggregation and disclosure about inputs and valuation techniques. ASU 2010-06 is effective for interim and annual periods beginning after December 15, 2009 except for disclosures related to activity in Level 3 fair value measurements which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact on our consolidated financial statements of adopting ASU 2010-06.

5,750,000 Shares

Hercules Technology Growth Capital

Common Stock

PRICE $                 SHARE

Joint Book-Running Managers

RBC Capital Markets	JMP Securities	Stifel Nicolaus Weisel

Co-Managers

BB&T Capital Markets	Janney Montgomery Scott	Macquarie Capital

PROSPECTUS

                     , 2010